U.S. $110,000,000




                           REVOLVING LOAN AGREEMENT

                                    among

                 HEALTH AND REHABILITATION PROPERTIES TRUST,

                                        as Borrower,

                          THE LENDERS NAMED HEREIN,

                                     and

                          KLEINWORT BENSON LIMITED,

                                           as Agent,

                                     and

                   WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                          as Administrative Agent


                        Dated as of February 24, 1994

                              TABLE OF CONTENTS

  SECTION                                                              PAGE


SECTION 1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . .     1
        1.1.  Defined Terms . . . . . . . . . . . . . . . . . . . . .     1
        1.2.  Other Definitional Provisions . . . . . . . . . . . . .    30

SECTION 2.  AMOUNT AND TERMS OF REVOLVING LOANS . . . . . . . . . . .    31
        2.1.  Revolving Loans.  . . . . . . . . . . . . . . . . . . .    31
        2.2.  Notes; Maturity Date. . . . . . . . . . . . . . . . . .    32
        2.3.  Procedure for Borrowing.  . . . . . . . . . . . . . . .    33
        2.4.  Interest. . . . . . . . . . . . . . . . . . . . . . . .    36
        2.5.  Duration of Interest Period; Notice of
             Continuation/Conversion. . . . . . . . . . . . . . . . .    37
        2.6.  Fees. . . . . . . . . . . . . . . . . . . . . . . . . .    39
        2.7.  Termination or Reduction of Commitment. . . . . . . . .    40
        2.8.  Optional Prepayments; Mandatory Prepayments.  . . . . .    40
        2.9.  Computation of Interest and Fees. . . . . . . . . . . .    42
        2.10. Payments. . . . . . . . . . . . . . . . . . . . . . . .    42
        2.11. Use of Proceeds.  . . . . . . . . . . . . . . . . . . .    44
        2.12. Increased Costs.  . . . . . . . . . . . . . . . . . . .    44
        2.13. Change in Law Rendering Eurodollar Loans or Alternate
             Rate Loans Unlawful  . . . . . . . . . . . . . . . . . .    47
        2.14. Eurodollar Availability.  . . . . . . . . . . . . . . .    49
        2.15. Indemnities.  . . . . . . . . . . . . . . . . . . . . .    50
        2.16  Eligible Mortgages and Eligible Properties. . . . . . .    51

SECTION 3.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . .    58
        3.1.  Financial Condition.  . . . . . . . . . . . . . . . . .    58
        3.2.  No Material Adverse Effect. . . . . . . . . . . . . . .    59
        3.3.  Existence; Borrower's Compliance with Law.  . . . . . .    59
        3.4.  Operator, Advisor, Credit Support Obligors; Compliance
             with Law.  . . . . . . . . . . . . . . . . . . . . . . .    60
        3.5.  Power; Authorization; Enforceable Obligations.  . . . .    60
        3.6.  No Legal Bar. . . . . . . . . . . . . . . . . . . . . .    61
        3.7.  No Material Litigation. . . . . . . . . . . . . . . . .    61
        3.8.  No Default. . . . . . . . . . . . . . . . . . . . . . .    61
        3.9.  Ownership of Mortgage Interests and Property; Liens.  .    61
        3.10. No Burdensome Restrictions. . . . . . . . . . . . . . .    65
        3.11. Taxes.  . . . . . . . . . . . . . . . . . . . . . . . .    65
        3.12. Federal Regulations.  . . . . . . . . . . . . . . . . .    65
        3.13. Employees.  . . . . . . . . . . . . . . . . . . . . . .    65
        3.14. ERISA.  . . . . . . . . . . . . . . . . . . . . . . . .    66
        3.15. Status as REIT. . . . . . . . . . . . . . . . . . . . .    66
        3.16. Restrictions on Incurring Indebtedness. . . . . . . . .    66
        3.17. Subsidiaries. . . . . . . . . . . . . . . . . . . . . .    66
        3.18. Compliance with Environmental Laws. . . . . . . . . . .    66
        3.19. Pollution; Hazardous Materials. . . . . . . . . . . . .    66
        3.20. Securities Laws.  . . . . . . . . . . . . . . . . . . .    67
        3.21. Declaration of Trust, By-Laws, Advisory Contract, etc.     67
        3.22. Disclosures.  . . . . . . . . . . . . . . . . . . . . .    67
        3.23. Medicare and Medicaid Certification . . . . . . . . . .    67

  SECTION                                                              PAGE

        3.24. Offering, Etc., of Securities . . . . . . . . . . . . .    68

SECTION 4.  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . .    68
        4.1.  Conditions to Loans . . . . . . . . . . . . . . . . . .    68

SECTION 5.  AFFIRMATIVE COVENANTS . . . . . . . . . . . . . . . . . .    76
        5.1.  Financial Statements. . . . . . . . . . . . . . . . . .    76
        5.2.  Certificates; Other Information.  . . . . . . . . . . .    77
        5.3.  Payment of Obligations. . . . . . . . . . . . . . . . .    78
        5.4.  Conduct of Business and Maintenance of Existence. . . .    79
        5.5.  Leases and Mortgage Interests; Credit Support
             Agreements.  . . . . . . . . . . . . . . . . . . . . . .    79
        5.6.  Maintenance of Property, Insurance.   . . . . . . . . .    79
        5.7.  Inspection of Property; Books and Records; Discussions.    80
        5.8.  Notices.  . . . . . . . . . . . . . . . . . . . . . . .    80
        5.9.  Appraisals. . . . . . . . . . . . . . . . . . . . . . .    82
        5.10. Meetings. . . . . . . . . . . . . . . . . . . . . . . .    82
        5.11. REIT Requirements.  . . . . . . . . . . . . . . . . . .    82
        5.12. Indemnification.  . . . . . . . . . . . . . . . . . . .    83
        5.13. Changes in GAAP.  . . . . . . . . . . . . . . . . . . .    84
        5.14. Treatment Under Disclosure Documents  . . . . . . . . .    84
        5.15. Creation of Liens; Perfection of Security Upon Default
             or Event of Default; Release of Liens  . . . . . . . . .    84
        5.16. Further Assurances. . . . . . . . . . . . . . . . . . .    87
        5.17. California Title Endorsements.  . . . . . . . . . . . .    87

SECTION 6.  NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . .    87
        6.1.  Financial Covenants.  . . . . . . . . . . . . . . . . .    88
        6.2.  Restricted Payments.  . . . . . . . . . . . . . . . . .    88
        6.3.  Merger; Sale of Assets; Termination and Other Actions.     88
        6.4.  Transactions with Affiliates. . . . . . . . . . . . . .    89
        6.5.  Subsidiaries  . . . . . . . . . . . . . . . . . . . . .    89
        6.6.  Accounting Changes. . . . . . . . . . . . . . . . . . .    89
        6.7.  Change in Nature of Business. . . . . . . . . . . . . .    89
        6.8.  No Liens  . . . . . . . . . . . . . . . . . . . . . . .    89
        6.9.  Fiscal Year.  . . . . . . . . . . . . . . . . . . . . .    90
        6.10. Chief Executive Office. . . . . . . . . . . . . . . . .    90
        6.11. Amendment of Certain Agreements . . . . . . . . . . . .    90

SECTION 7.  EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . .    90
        7.1.  Events of Default.  . . . . . . . . . . . . . . . . . .    90
        7.2.  Annulment of Acceleration.  . . . . . . . . . . . . . .    93
        7.3.  Cooperation by Borrower.  . . . . . . . . . . . . . . .    94

SECTION 8.  THE AGENTS  . . . . . . . . . . . . . . . . . . . . . . .    94
        8.1.  Appointment of Agent and Administrative Agent.  . . . .    94

SECTION 9.  GENERAL . . . . . . . . . . . . . . . . . . . . . . . . .    99
        9.1.  CHOICE OF LAW.  . . . . . . . . . . . . . . . . . . . .    99
        9.2.  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC.     99
        9.3.  Notices; Certain Payments.  . . . . . . . . . . . . . .   100

  SECTION                                                              PAGE

        9.4.  No Waivers; Cumulative Remedies; Entire Agreement;
             Headings; Successors and Assigns; Counterparts;
             Severability.  . . . . . . . . . . . . . . . . . . . . .   101
        9.5.  Survival. . . . . . . . . . . . . . . . . . . . . . . .   103
        9.6.  Amendments and Waivers. . . . . . . . . . . . . . . . .   103
        9.7.  Payment of Expenses and Taxes.  . . . . . . . . . . . .   104
        9.8.  Adjustments; Setoff.  . . . . . . . . . . . . . . . . .   105
        9.9.  NONLIABILITY OF TRUSTEES. . . . . . . . . . . . . . . .   107



  EXHIBITS

  EXHIBIT A -       FORM OF PROMISSORY NOTE
  EXHIBIT B -       FORM OF ASSIGNMENT OF LEASE
  EXHIBIT C -       INTENTIONALLY OMITTED
  EXHIBIT D -       FORM OF COLLATERAL ASSIGNMENT
  EXHIBIT E-1 -     FORM OF MORTGAGE
  EXHIBIT E-2 -     FORM OF DEED OF TRUST
  EXHIBIT F -       FORM OF NON-DISTURBANCE AGREEMENT
  EXHIBIT G -       FORM OF SUBORDINATION AGREEMENT
  EXHIBIT H -       FORM OF NOTICE OF ANTICIPATED BORROWING
  EXHIBIT I -       FORM OF NOTICE OF BORROWING
  EXHIBIT J -       FORM OF NOTICE OF CONTINUATION/CONVERSION
  EXHIBIT K -       FORM OF BORROWING BASE CERTIFICATE
  EXHIBIT L -       FORM OF LOCAL COUNSEL OPINION
  EXHIBIT M -       FORM OF PLEDGE ESCROW AGREEMENT
  EXHIBIT N -       FORM OF SECURITY DOCUMENTS ESCROW AGREEMENT


  SCHEDULES

  Schedule 1 - LENDERS' COMMITMENTS
  Schedule 2 - LEASES
  Schedule 3 - TITLE REPORTS
  Schedule 4 - ENVIRONMENTAL REPORTS
  Schedule 5 - PERMITTED EXCEPTIONS
  Schedule 6 - EXCLUDED GCI OR AMS CREDIT SUPPORT AGREEMENTS

                  HEALTH AND REHABILITATION PROPERTIES TRUST

                           REVOLVING LOAN AGREEMENT

                        DATED AS OF FEBRUARY 24, 1994


             This REVOLVING LOAN AGREEMENT is dated as of February 24, 1994, among HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), the several lenders parties to this Agreement (each, together with any additional lender or lenders pursuant to Section 2.1(b), a "Lender" and, collectively, the "Lenders"), KLEINWORT BENSON LIMITED, a bank organized under the laws of England, as agent for itself and the other Lenders (in such capacity, together with any successor in such capacity in accordance with the terms hereof, "Agent"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent (in such capacity, together with any successor in such capacity in accordance with the terms hereof, "Administrative Agent").

             WHEREAS, Borrower desires that Lenders extend revolving loans to Borrower for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Borrower and for general corporate purposes of Borrower; and

             WHEREAS, Lenders desire to extend such revolving loans to Borrower.

             NOW, THEREFORE, the parties hereto hereby agree as follows:

             SECTION 1.  DEFINITIONS

             1.1.  Defined Terms.  As used in this Agreement:

             "Acute Care Asset" means, in respect of an Eligible Property or Eligible Mortgage, that more than 50% of the licensed beds of the Eligible Property or, in the case of an Eligible Mortgage, of the Mortgaged Property covered thereby, are designated for acute care.

             "Advisor" means HRPT Advisors or such other Person as shall act as an advisor to Borrower, whether pursuant to the Advisory
  Agreement, or an agreement analogous to the Advisory Agreement, with the prior written consent of Agent.

             "Advisory Agreement" means the Advisory Agreement, dated December 23, 1986, between Borrower and HRPT Advisors, as amended by an Amendment Agreement, dated August 26, 1987, between Borrower and HRPT Advisors and as amended by a Second Amendment Agreement, dated December 6, 1993, between Borrower and HRPT Advisors, and as amended, supplemented or modified from time to time in a manner not inconsistent with the terms hereof or of the Subordination Agreement.

             "Affiliate" means, with respect to a particular Person,
  (a) any Person which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such particular Person, or (b) any Person who is a director or officer or trustee (i) of such particular Person, (ii) of any Subsidiary of such particular Person or
  (iii) of any Person described in clause (a) above.

             "Agreement" means this Revolving Loan Agreement, as amended, supplemented or modified from time to time in accordance herewith.

             "Allowed Value" means, as of any date of determination,
  (i) with respect to each Eligible Property, the lesser of (a) the acquisition cost of Borrower in respect of such Eligible Property, (b) the Appraised Value of such Eligible Property as set forth in the then most recent Appraisal with respect to such Property less the value attributable to any capital improvements made by the Operator of such Eligible Property financed by such Operator, (c) the minimum purchase price (howsoever denominated) that would be payable to Borrower by the Operator of such Eligible Property or any other Person if it purchased such Eligible Property on the date of determination pursuant to the exercise of any right it may have (whether then or in the future exercisable) to purchase such Eligible Property (assuming in the case of any such right only exercisable in the future that such right is exercisable on the date of determination), and (d) after a Document Release Event, the value placed on such Eligible Property pursuant to the FIRREA Appraisal obtained for such Eligible Property pursuant to
  Section 5.9(b), and (ii) with respect to each Eligible Mortgage, the lesser of (a) the outstanding principal amount due to Borrower from the relevant Mortgagor in respect of such Eligible Mortgage, (b) the Appraised Value of the Mortgaged Property which is covered by the relevant Eligible Mortgage as set forth in the most recent Appraisal with respect to such Mortgaged Property and (c) after a Document Release Event, the value placed on such Mortgaged Property pursuant to the FIRREA Appraisal obtained for such Mortgaged Property pursuant to
  Section 5.9(b); provided that for purposes of determining the Borrowing Base the Allowed Value of a Property which is not an Eligible Property or of a Mortgage Interest which is not an Eligible Mortgage shall be zero.

             "Alternate Rate", in respect of any Loan, means the rate or rates of interest agreed pursuant to Section 2.13 or 2.14, as the case may be, between Borrower and Lenders to be applicable to such Loan; provided that the Alternate Rate shall be equal to the Base Rate in the absence of such agreement under the circumstances specified in Section
  2.13 or 2.14, as the case may be.

             "Alternate Rate Loans" means the portion of the Loans the interest on which is computed by reference to the Alternate Rate.

             "AMS" means AMS Properties, Inc., a Delaware corporation and a wholly owned subsidiary of Grancare.

             "Applicable Margin" means, in the case of a Eurodollar Loan or an Alternate Rate Loan, a margin of one and one-half percentage points (1-1/2%) per annum and, in the case of a Base Rate Loan, a margin of one-half of one percentage point (1/2%) per annum.

             "Appraisal" means an appraisal using methodologies acceptable to Agent and Administrative Agent at the time such appraisal is or was made and performed by a Recognized Appraiser.

             "Appraised Value" of any Facility shall mean (a) in the case of any Fee Interest, the lesser of (i) the value placed upon such Facility pursuant to the most recent Appraisal thereof based on a valuation of the Fee Interest subject to the Lease(s) in respect of such Fee Interest and (ii) the value placed upon such Facility pursuant to the most recent Appraisal thereof based on a valuation of the Fee Interest free and clear of all Leases and determined by discounting to present value the Facility's future projected net cash flow, provided that in the case where the most recent Appraisal only values the Fee Interest under either subclause (i) or subclause (ii) of this clause (a) but not both, the Appraised Value shall mean the value so placed on the Fee Interest under either subclause (i) or subclause (ii) of this clause
  (a), whichever is applicable; (b) in the case of a Leasehold Interest, the lesser of (i) the value placed upon such Facility pursuant to the most recent Appraisal thereof based on a valuation of the Leasehold Interest subject to the Lease(s) in respect of such Leasehold Interest and (ii) the value placed upon such Facility pursuant to the most recent Appraisal thereof based on a valuation of the Leasehold Interest free and clear of all Leases and determined by discounting to present value the Facility's future projected net cash flow, provided that in the case where the most recent Appraisal only values the Leasehold Interest under either subclause (i) or subclause (ii) of this clause (b) but not both, the Appraised Value shall mean the value so placed on the Leasehold Interest under either subclause (i) or subclause (ii) of this clause
  (b), whichever is applicable; and (c) in the case of a Mortgage Interest, the value placed upon the Mortgaged Property covered by such Mortgage Interest pursuant to the most recent Appraisal thereof based on a valuation of such Mortgaged Property free and clear of such Mortgage Interest and determined by discounting to present value the future projected net cash flow of such Mortgaged Property.

             "Assignments of Leases" means each of the Collateral Assignments of Leases and Rents and Credit Support Agreements relating thereto from time to time between Administrative Agent and Borrower, each substantially in the form attached as Exhibit B, or in such other form or forms as Agent may in its sole discretion reasonably request or approve, as such Collateral Assignments of Leases and Rents and Credit Support Agreements relating thereto may be amended, supplemented or modified from time to time.

             "Assignments of Mortgages" means each of the Collateral Assignments of Mortgages from time to time between Administrative Agent and Borrower, each substantially in the form attached as Exhibit B to the Collateral Assignment, or in such other form or forms as Agent may in its sole discretion reasonably request or approve, as such Collateral

  Assignments of Mortgages may be amended, supplemented or modified from time to time.

             "Barclays Mortgage" has the meaning set forth in Section
  3.9(a).

             "Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the greater of:

             (i) the prime rate of interest announced by Administrative Agent from time to time, changing when and as said prime rate changes; and

             (ii) the sum of one-half of one percent (0.5%) and the Federal Funds Rate in effect from time to time, changing when and as such Federal Funds Rate changes.

             "Base Rate Loans" means the portion of the Loans the interest on which is computed by reference to the Base Rate.

             "Borrower" has the meaning set forth in the first paragraph of this Agreement.

             "Borrowing Base" means, as of any date of determination, the aggregate of (i) the Allowed Value of each Eligible Mortgage and
  (ii) the Allowed Value of each Eligible Property.

             "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit K.

             "Borrowing Date" means the First Borrowing Date or a
  Subsequent Borrowing Date, as the context requires.

             "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City or London, England are authorized or required by law to remain closed or on which banks are not open for dealings in U.S. Dollar deposits in the London interbank market.

             "Capitalized Lease Obligation" means, as to any Person, any obligation of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligation is required to be classified or accounted for as a capital lease obligation on a balance sheet of such Person prepared in accordance with GAAP and, for purposes of this Agreement, the amount of such obligation at any date shall be the outstanding amount thereof at such date, determined in accordance with GAAP.

             "Cash Equivalent" means (i) commercial paper rated P-1 or better by Moody's Investors Service, Inc. or A-1 or better by Standard & Poor's Corporation or similarly rated by any successor to either of such rating services, (ii) obligations of the United States government or any agency thereof which are backed by the full faith and credit of the

  United States, or (iii) deposits, including certificates of deposit, in any commercial bank or trust company (x) which is registered to do business in any state of the United States, (y) which has capital and surplus in excess of $100,000,000 and (z) whose short-term debt is rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investor's Service, Inc. or is similarly rated by any successor thereof, provided that each such item of commercial paper, each such obligation, and each such time deposit has a maturity date not later than one year after the date of purchase thereof.

             "Cash Flow" means, for any period and any Person in respect of one or more Properties and/or Mortgaged Properties as to which such Person is the Operator or Mortgagor thereof, the sum (without duplication of counting) of (i) Income Before Extraordinary Items,
  (ii) Interest Charges payable to Borrower, in the case of a Mortgaged Property, (iii) depreciation expenses, (iv) amortization expenses,
  (v) other non-cash items reducing Income before Extraordinary Items,
  (vi) all payments required to be made to Borrower under a Lease, including without limitation fixed rent, participation rent and additional rent in respect of (a) operating expenses, (b) taxes based on the ownership of real property, (c) insurance premiums and/or (d) any other costs or expenses of the relevant lessor or sublessor and (vii) to the extent otherwise included in the calculation of Income Before Extraordinary Items, any Restricted Payment, less non-cash items increasing Income Before Extraordinary Items, in each case of such Person for such period attributable to such Properties and/or Mortgaged Properties.

             "Cash Flow Event" means in respect of a Property or Mortgaged Property, that the Cash Flow of the Operator or Mortgagor thereof (as applicable) over its past four financial quarters, attributable to that Property or Mortgaged Property is less than its Fixed Charges over the same period for such Property or Mortgaged Property; provided that a Cash Flow Event shall not be deemed to occur in respect of a Property or a Mortgaged Property that is part of a group of Cross Guarantied Assets if the Cash Flow of the Operators and Mortgagors determined on an aggregate basis over their respective past four financial quarters, attributable to the relevant group of Cross Guarantied Assets, is greater than or equal to their Fixed Charges determined on an aggregate basis over the same period in respect of such group of Cross Guarantied Assets.

             "Closing Date" means the date when the conditions precedent set forth in Section 4 are first satisfied, or are waived pursuant to
  Section 9.6.

             "Code" means the Internal Revenue Code of 1986, as amended from time to time.

             "Collateral" means any real or personal property or interest or right subject to the mortgage or the lien and security interest of any of the Security Documents, in each case whether or not any such mortgage, lien or other security interest is perfected pursuant to applicable law.

             "Collateral Assignment" means the Collateral Assignment of Mortgage Loan Documents, Pledge and Security Agreement between Borrower and Administrative Agent, substantially in the form attached as Exhibit D, or in such other form as Agent may in its sole discretion reasonably request or approve, as such Collateral Assignment of Mortgage Documents, Pledge and Security Agreement may be amended, supplemented or modified from time to time.

             "Commission" means the United States Securities and Exchange Commission or any successor to the responsibilities of such commission.

             "Commitment" has the meaning set forth in Section 2.1(b).

             "Commitment Period" means the period from and including the date hereof to and including the Final Borrowing Date or such earlier date as the Commitments shall terminate as provided herein.

             "Common Shares" means Borrower's common shares of beneficial interest, $0.01 par value.

             "Contingent Obligation" means, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the payment of, or the ability of the primary obligor to make payment of, such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

             "Contractual Obligation" means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

             "Control" (including with correlative meanings the terms "Controlling", "Controlled by" and "under common Control with"), as applied to any Person, means the possession of the power, direct or indirect, (i) to vote 5% or more of the securities having ordinary voting power for the election of directors or trustees of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

             "Credit Support Agreements" means each of the Lease
  Guarantees, Mortgage Guarantees, Pledges and Sublease Agreements, and any other agreements or instruments providing assurances in any form, in each case in respect of any Person's obligations under a Lease or Mortgage Interest Agreement, excluding the Credit Support Agreements set forth in Schedule 6.

             "Credit Support Obligors" means the obligors in respect of the Credit Support Agreements, and each of them.

             "Cross Guarantied Assets" means a group of Properties and/or Mortgage Interests as to which the various Operators and/or Mortgagors have guarantied each other's obligations to Borrower and have agreed to cross-default such obligations and/or cross-collateralize those obligations to the extent of any security or credit support that has been provided for such obligations or a group of Properties and/or Mortgage Interests operated by a single Operator or Mortgagor as to which such Operator or Mortgagor has agreed to cross-default all of its obligations to Borrower and to cross-collateralize those obligations to the extent of any security or credit support that has been provided for such obligations.

             "CSC" means Connecticut Subacute Corporation, a Delaware corporation.

             "Declaration of Trust" means the Declaration of Trust establishing Borrower, dated October 7, 1986, as amended and restated on December 23, 1986, as further amended on September 27, 1987 pursuant to an Amendment of Declaration of Trust dated August 26, 1987, as further amended on July 23, 1992 by an Amendment to Declaration of Trust dated July 1, 1993 and as further amended on August 4, 1993 by an Amendment to Deed of Trust dated July 30, 1993, as such Declaration of Trust may be further amended, supplemented or modified from time to time.

             "Default" means any of the events specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

             "Document Release Event" means the earlier to occur of (i) any event as a result of which the ratio of (a) the aggregate of all Secured Debt outstanding, or which could be incurred (with or without any requirement for the satisfaction of one or more conditions precedent) under agreements in effect as at any date of determination, to (b) Tangible Net Worth of Borrower, would exceed 1:3; (ii) any event as a result of which the aggregate of all Secured Debt outstanding, or which could be incurred (with or without any requirement for the satisfaction of one or more conditions precedent) under agreements in effect as at any date of determination, exceeds $100,000,000; or (iii) a Perfection Event.

             "DLJ" means DLJ Mortgage Capital, Inc.

             "EBI" means, with respect to Borrower, for any period of time, without duplication of counting, the sum of (i) the net income from operations of Borrower and its Subsidiaries, if any, on a consolidated basis (determined in accordance with GAAP for such period), plus
  (ii) any losses for such period from the sale of assets (on a tax effected basis) outside the ordinary course of business, minus (iii) any gains for such period from the sale of assets (on a tax effected basis) outside the ordinary course of business, minus (iv) any extraordinary gains from such period, plus (v) to the extent deducted from gross income to calculate net income from operations, Interest Charges of Borrower and its Subsidiaries, if any, on a consolidated basis for such period.

             "ECA" means ECA Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Community Care of America, Inc., a Delaware corporation.

             "ECA Nebraska" means Community Care of Nebraska, Inc., a Delaware corporation and a wholly owned subsidiary of ECA Holdings, Inc., a Delaware corporation.

             "ECA Properties" means ECA Properties, Inc., a Delaware corporation and a wholly owned subsidiary of Community Care of America, Inc., a Delaware corporation.

             "Eligible Mortgage" has the meaning set forth in Section 2.16.

             "Eligible Property" has the meaning set forth in Section 2.16.

             "Environmental Laws" means all statutes, ordinances, orders, rules and regulations relating to environmental matters, including, without limitation, those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials and to the generation, use, storage, transportation, or disposal of Hazardous Materials, in any manner applicable to Borrower, any Mortgagor or any of their respective Subsidiaries or any of their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.
  Sec. 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Sec. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sec. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sec. 1251 et seq.), the Clean Air Act (42 U.S.C. Sec. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Sec. 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. Sec. 651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C.
  Sec. 11001 et seq.), each as amended or supplemented, and any analogous future or present local, municipal, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

             "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

             "ERISA Affiliate" means (i) any corporation which is an entity under common control with Borrower within the meaning of Section 4001 of ERISA or a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which Borrower is a member;
  (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which Borrower is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which Borrower, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

             "Eurodollar Loans" means the portion of the Loans the interest on which is computed by reference to the LIBO Rate.

             "Event of Default" means any of the events specified in
  Section 7.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

             "Excluded Taxes" means taxes upon any Lender's overall net income imposed by the United States of America or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which the Lending Office of any Lender is located or in which any Lender is organized or has its principal or registered office except taxes, duties or charges imposed pursuant to Section 1, 2 and/or 39 of the Massachusetts General Laws, Chapter 63, as currently in effect or as amended hereafter or any analogous provisions (or provisions having an analogous effect) of the laws, rules or regulations (or interpretations thereof) of Massachusetts or any other Governmental Authority.

             "Facility" means each operating facility, offering health care or related services or rehabilitation services, or other income producing facility (including, without limitation, the Fee Interests and/or Leasehold Interests associated with such Facility) in which Borrower has acquired or will acquire an interest as owner, lessee or mortgagee, including without limitation each Property and Mortgaged Property.

             "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a day for which such rate is published, for the next preceding day for which it is published) by the Federal Reserve Bank of New York.

             "Fee Interests" means any land and any buildings, structures, improvements and fixtures owned beneficially in fee simple by Borrower and equipment located thereon or used in connection therewith and all personalty (including, without limitation, franchises) related thereto and all other real estate interests, owned beneficially by Borrower.

             "First Borrowing Date" means the Business Day specified in a notice pursuant to Section 2.3 as the date on which Borrower requests the Lenders to make the first Loans hereunder.

             "Final Borrowing Date" means the earlier of (i) the second anniversary of the date of this Agreement and (ii) such date as the Commitments shall terminate as provided herein.

             "Financing Statements" means UCC-1 financing statements or comparable instruments, as required in any jurisdiction, for filing at the local and/or State level with respect to any personal property that is a part of any Property, and in respect of each Mortgage Interest, Lease, Credit Support Agreement and all other relevant items of Collateral, each duly executed by Borrower and, if required in any jurisdiction, Administrative Agent.

             "FIRREA" means the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

             "FIRREA Appraisal" means an Appraisal complying with the requirements of FIRREA.

             "Fixed Charges" means, for any period and any Person in respect of one or more Properties and/or Mortgaged Properties as to which such Person is the Operator or Mortgagor thereof, the sum (without duplication of counting) of (i) Interest Charges, (ii) all payments required to be made as lessee or sublessee under the terms of any Lease or other lease agreement, including without limitation fixed rent, participation rent and additional rent in respect of (a) operating expenses, (b) taxes based on the ownership of real property, (c) insurance premiums and/or (d) any other costs or expenses of the relevant lessor or sublessor, and (iii) scheduled payments of principal of Indebtedness or payments of amounts equivalent to principal, in each case of such Person, for such period and attributable to such Properties and/or Mortgaged Properties.

             "GAAP" means, subject to the provisions of Section 1.2, generally accepted accounting principles set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date in question; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

             "GCI" means GCI Healthcare Centers, Inc., a Delaware corporation and a wholly owned subsidiary of Grancare.

             "General Corporate Loans" means Loans, the proceeds of which are to be applied toward general corporate purposes of Borrower, as designated by Borrower pursuant to a Notice of Borrowing or Notice of Anticipated Borrowing.

             "GranCare" means GranCare, Inc., a California corporation.

             "Greenery" means Greenery Rehabilitation Group, Inc., a Delaware corporation.

             "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or Controlled (through stock or capital ownership or otherwise) by any of the foregoing.

             "Hazardous Material" means (i) any chemical, material, substance or waste defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties under any applicable Environmental Laws, (ii) biomedical waste, (iii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any toxic wastes or substances or any other materials or pollutants which (a) pose a hazard to any property of Borrower, any Mortgagor or any of their respective Subsidiaries or to Persons on or about such property or (b) cause such property to be in violation of any Environmental Laws, (iv) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, and
  (v) any other chemical, material, substance or waste, exposure to which is prohibited, limited or regulated by any Governmental Authority or may or could pose a hazard to the health and safety of the owners, occupants or any Persons surrounding the Facilities.

             "Horizon" means Horizon Healthcare Corporation, a Delaware corporation.

             "HRPT Advisors" means HRPT Advisors, Inc., a Delaware corporation.

             "Income Before Extraordinary Items" means, for any period and any Person in respect of one or more Properties and/or Mortgaged Properties as to which such Person is the Operator or Mortgagor thereof, the net income (or loss) of such Person for such period attributable to such Properties and/or Mortgaged Properties, excluding any extraordinary items (net of taxes) and including amounts paid or provided for income taxes or deferred income taxes by or on behalf of such Person attributable to such Properties and/or Mortgaged Properties, all as determined in conformity with GAAP.

             "Indebtedness" means, with respect to any Person, and without duplication, (i) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money or other extensions of credit or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), (ii) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit or bankers' acceptances issued for the account of such Person or with respect to interest rate protection agreements or securities repurchase agreements or currency exchange agreements or similar or analogous agreements,
  (iii) all obligations and other liabilities (contingent or otherwise) of such Person with respect to any conditional sale, installment sale or other title retention agreement, purchase money mortgage or security interest, or otherwise to pay the deferred purchase price of property or services (except trade accounts payable and accrued expenses arising in the ordinary course of business) or in respect of any sale and leaseback arrangement, (iv) all Capitalized Lease Obligations of such Person,
  (v) all Contingent Obligations of such Person, (vi) all surety and other bonds and deposits, and all obligations and other liabilities secured by a Lien or other encumbrance on any asset of such Person (even though such Person has not assumed or otherwise become liable for the payment thereof), and (vii) all obligations to purchase, redeem or acquire any capital stock of such Person or its Subsidiaries that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of any event or the passage of time would be, required to be redeemed or repurchased by such Person or its Subsidiaries, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, on or prior to the fifth anniversary of the date hereof or, if later, the date which is two years after the due date for the final repayment of the Loans as specified in any amendment of this Agreement.

             "Independent Trustees" has the meaning set forth in the Declaration of Trust.

             "Ineligibility Event" means, with respect to any Person, that
  (a) such Person shall have defaulted (i) in any payment of principal of or interest on any Indebtedness in respect of money borrowed or Capitalized Lease Obligations or incurred for the deferred purchase price of property or services or evidenced by a note, debenture or other similar written obligation to pay money, or in the payment of any Contingent Obligation, or (ii) in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or (b) any other event shall have occurred with respect to such Person, the effect of which default or other event described in clause (a) or (b) above is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable and such Indebtedness or Contingent Obligation shall involve a principal amount of $1,000,000 or more; provided that any default or event of the type described in clause (a) or (b) above by or with respect to a Credit Support Obligor which relates only to Indebtedness of that Credit Support Obligor which is Specified Subordinated Indebtedness shall not constitute an Ineligibility Event.

             "Insolvency Event", with respect to any Person, means that
  (i) such Person shall have suspended or discontinued its business or commenced any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
  (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or such Person shall have made a general assignment for the benefit of its creditors; or (ii) there shall have been commenced against such Person any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or
  (iii) there shall have been commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or
  (iv) such Person shall have taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) such Person shall generally not be paying, or shall have been unable to pay, or shall have admitted in writing its inability to pay, its debts as they become due.

             "Interest Charges" of a Person for any period means the sum of
  (i) the aggregate interest accrued and payable in cash, securities or otherwise on all Indebtedness of such Person and its Subsidiaries, if any, on a consolidated basis for such period, plus (ii) the aggregate amount of debt discount or other amounts analogous to interest accruing during or attributable to such period, whether or not payable during such period, including without limitation all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under (a)(i) interest rate swap agreements, interest rate collar agreements, and (ii) other agreements or arrangements designed to protect such Person and/or its Subsidiaries against fluctuations in interest rates; and(b) foreign exchange contracts and other agreements or arrangements designed to protect such Person and/or its Subsidiaries against fluctuations in currency values, all amounts calculated above to be determined in conformity with GAAP.

             "Interest Payment Date" means, subject to Section 2.10 hereof,
  (i) in the case of a Eurodollar Loan, the last day of each Interest Period (or if any such day is not a Business Day, the next succeeding Business Day), provided that in the case of each Interest Period of more than three months duration, "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after commencement of such Interest Period; and (ii) in the case of an Alternate Rate Loan or Base Rate Loan, the last Business Day of each calendar month and the date such Loan (or any portion thereof) is converted in accordance with the terms hereof into a Base Rate Loan or Eurodollar Loan, in the case of an Alternate Rate Loan, or an Alternate Rate Loan or Eurodollar Loan, in the case of a Base Rate Loan.

             "Interest Period" means with respect to each Eurodollar Loan, and subject to Section 2.10 hereof, a one, two, three or six month period (or such longer period as shall be agreed by all the Lenders) as selected at the option of Borrower pursuant to a Notice of Borrowing or Notice of Continuation; provided, however, that:

            (i) no Interest Period may be selected which expires later than the Termination Date;

           (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day with respect to which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to the foregoing proviso, end on the last Business Day of a calendar month;

          (iii) in the case of immediately successive Interest Periods applicable to a Eurodollar Loan continued as such pursuant to a Notice of Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

           (iv) there shall be no more than eight Interest Periods outstanding at any one time; and

            (v) in the event Borrower fails to specify an Interest Period for any Loan in the applicable Notice of Borrowing or Notice of Continuation, Borrower shall be deemed to have selected an Interest Period of one month.

            "Interest Rate Determination Date" means each date for calculating the LIBO Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a Eurodollar Loan.

            "Kleinwort Benson" means Kleinwort Benson Limited, a bank organized and existing under the laws of England.

            "Lease Guarantees" means each guarantee, letter of credit or other similar undertaking issued by any Person in respect of any of the obligations of an Operator under a Lease.

            "Lease Guarantors" means the obligors in respect of the Lease Guarantees, and each of them.

            "Leasehold Interests" means any leasehold estate in any land and/or any buildings, structures, improvements and fixtures owned beneficially by Borrower and all equipment located thereon or used in connection therewith and all personalty (including, without limitation, franchises) related thereto, owned beneficially by Borrower.

            "Leases" means the leases and subleases described in
  Schedule 2, as amended, and any additional leases or subleases relating to the Properties in respect of which Borrower is the lessor, as may be executed from time to time.

            "Lender" has the meaning set forth in the first paragraph of this Agreement.

            "Lender's Title Policy" means, in respect of each Mortgage, an ALTA Standard Lender's Policy or Policies of title insurance satisfactory to counsel for Agent, together with evidence that all premiums thereon have been paid in full, (x) insuring each Mortgage to be a first Lien on the Property covered by such Mortgage, subject only to Permitted Exceptions and such other exceptions and conditions to title as Agent shall have approved in writing, and (y) containing such endorsements and affirmative coverage as Agent may reasonably require.

            "Lending Office" means the branch or Affiliate office of each Lender designated as the Lending Office of such Lender appearing beneath such Lender's signature on the signature pages hereof and each other branch or Affiliate office as such Lender may designate as its Lending Office from time to time by notice to Agent and Borrower.

            "LIBO Rate" means the average, rounded up to the nearest one-sixteenth of one percent (1/16%), of the offered rates, if any, quoted by the Reference Banks to Administrative Agent in the London interbank market for U.S. Dollar deposits of amounts comparable to the principal amount of the Loans for which the LIBO Rate is being determined with maturities comparable to the Interest Period for which such LIBO Rate will apply as of approximately 11:00 A.M. (London time) on the Interest Rate Determination Date for such Interest Period.

            "Lien" means, as to any Person, any mortgage, lien (statutory or otherwise), pledge, adverse claim, charge, security interest, assignment, deposit agreement or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease Obligation with respect to any property or asset of such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

            "Loan Agents" has the meaning set forth in Section 8.1(a).

            "Loan Documents" means, collectively, this Agreement, the Notes, the Security Documents and any other agreements, documents or instruments delivered pursuant to or in connection with any of the foregoing, as such agreements, documents or instruments may be amended, modified or supplemented from time to time.

            "Loans" means the revolving loans made or to be made to Borrower by the Lenders hereunder.

            "MAC" means, with respect to any Property or Mortgage Interest, any material adverse effect on or change in (a) the business, operations, assets, prospects or financial condition or other condition of (i) such Property or (ii) such Mortgage Interest or (iii) any Operator of such Property or (iv) any Mortgagor of such Mortgage Interest or (v) any Credit Support Obligor of such Property or Mortgage Interest, (b) Agent's, Administrative Agent's or any Lender's rights and remedies under the Loan Documents, or (c) the ability of (i) any Operator of such Property or (ii) any Mortgagor of such Mortgage Interest or (iii) any Credit Support Obligor of such Property or Mortgage Interest to perform its obligations under the Loan Documents or under the Leases, the Mortgage Interest Agreements or the Credit Support Agreements in respect of such Property or Mortgage Interest.

            "Majority Lenders" means at any particular time, Lenders having more than 66-2/3% of the Commitments, or if the Commitments have been terminated at such time, Lenders having more than 66-2/3% of the aggregate principal amount of the Loans then outstanding.

            "Material Adverse Effect" means a material adverse effect on or change in (a) the business, operations, assets, prospects or financial condition or other condition of (i) Borrower or (ii) the Advisor or (iii) the Properties and Mortgage Interests taken as a whole,
  (b) Agent's, Administrative Agent's or any Lender's rights and remedies under the Loan Documents, (c) the ability of (i) Borrower or (ii) the Advisor to perform its obligations under the Loan Documents, the Advisory Agreement, the Leases, the Mortgage Interest Agreements or the Credit Support Agreements, or (d) the ability of the Operators, Mortgagors and Credit Support Obligors (taken as a whole) to perform their obligations under the Loan Documents, the Leases, the Mortgage Interest Agreements and the Credit Support Agreements insofar as they relate to Eligible Properties and Eligible Mortgages.

            "Maximum Aggregate Availability" means as of any date of determination the lesser of (i) the Commitments in effect on such date and (ii) 40% of the Borrowing Base on such date.

            "Mortgages" means each of the Mortgage and Security Agreements or Deed of Trust and Security Agreements or other similar documents as applicable in the particular jurisdiction where the Property covered by such instrument is located, from time to time made by Borrower in favor of or for the benefit of Administrative Agent, substantially in the form of Exhibits E-1 and E-2, respectively, or in such other form as Agent may in its sole discretion approve, as such agreements may be amended, modified or supplemented from time to time.

            "Mortgage Guarantees" means each guarantee, letter of credit or other similar undertaking issued by any Person in respect of any of the obligations of a Mortgagor under a Mortgage Interest Agreement.

            "Mortgage Guarantors" means the obligors in respect of the Mortgage Guarantees, and each of them.

            "Mortgage Interest" means any interest of Borrower as lender and as mortgagee or beneficiary, as applicable, in respect of a loan secured in whole or in part by a Lien on any land or any buildings, structures, improvements and fixtures (including any leasehold estate with respect thereto) except for those interests which are subject to a Lien (other than a Lien under the Security Documents) permitted pursuant to clause (ii) or (iii) of Section 6.8.

            "Mortgage Interest Agreement" means any agreement, note, mortgage, deed of trust and/or other document creating, evidencing or securing a Mortgage Interest.

            "Mortgaged Property" means any land and any building, structure, improvements and fixtures (including any leasehold estate with respect thereto) with respect to which Borrower has a Mortgage Interest.

            "Mortgagor" means, in the case of a Mortgage Interest, the obligor or obligors in respect of such Mortgage Interest, and in the case of a Facility which is subject to a Lien of one or more financial institutions pursuant to clause (ii) or (iii) of Section 6.8, the mortgagor of such Facility in favor of Borrower as lender and as mortgagee or beneficiary, as applicable.

            "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

            "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which Borrower or any ERISA Affiliate, and at least one employer other than Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

            "Net Mortgage Proceeds" means (a) any amounts paid, other than scheduled repayments, by a Mortgagor to Borrower under an agreement, evidencing or securing any interest of Borrower as lender and as mortgagee or beneficiary, as applicable, in respect of a loan secured in whole or in part by a Lien on a Facility, in respect of principal thereunder, plus (b) the gross proceeds received by or for the account of Borrower of any sale or other disposition of any such agreement minus
  (c) the reasonable out-of-pocket fees and expenses incurred by Borrower in connection with such sale or other disposition.

            "Net Property Proceeds" means (a) the gross proceeds received by or for the account of Borrower of any sale, lease or other disposition of any Fee Interest or Leasehold Interest or termination or substitution of any lease or sublease with respect to any Fee Interest or Leasehold Interest of Borrower, minus the reasonable out-of-pocket fees and expenses incurred by Borrower in connection with such sale or other disposition, (b) all insurance proceeds paid and received by or for the account of Borrower on account of the loss of or damage of any such Fee Interest or Leasehold Interest, to the extent such proceeds are not applied to the replacement or restoration of such assets and (c) all proceeds received by or for the account of Borrower, arising from the taking by condemnation or eminent domain of any such Fee Interest or Leasehold Interest, to the extent such proceeds are not applied to the replacement or restoration of such assets.

            "Net Securities Proceeds" with respect to any private or public offering of securities or any borrowing from one or more financial institutions means the gross proceeds thereof received by or for the account of Borrower net of (a) underwriting discounts and commissions and (b) reasonable out-of-pocket fees and expenses incurred in connection with such offering or borrowing; provided that such proceeds shall not include proceeds from borrowings from financial institutions which are applied substantially contemporaneously with the borrowing thereof to the acquisition of one or more Facilities but no later than two Business Days after such borrowing.

            "Non-Disturbance Agreements" means each of the Subordination, Non-Disturbance and Attornment Agreements from time to time between Administrative Agent and the Operators of the Properties, each substantially in the form of Exhibit F, or in such other form or forms as Agent and Administrative Agent may in their sole discretion reasonably request or approve, as such Subordination, Non-Disturbance and Attornment Agreements may be amended, modified or supplemented from time to time.

            "Notes" has the meaning set forth in Section 2.2.

            "Notice of Anticipated Borrowing" has the meaning set forth in
  Section 2.3(a).

            "Notice of Borrowing" means a notice substantially in the form of Exhibit I hereto delivered by Borrower to Administrative Agent (with a copy to Agent to follow) pursuant to Section 2.3 with respect to a proposed borrowing.

            "Notice of Continuation/Conversion" means a notice substantially in the form of Exhibit J hereto delivered by Borrower to Administrative Agent (with a copy to Agent to follow) pursuant to
  Section 2.5 with respect to a continuation or conversion of one or more
  Loans.

            "Notice of Deficiency" means any notice, report, or correspondence from any Governmental Authority relating to (a) the compliance of any Property or Mortgaged Property and the operation thereof with (i) Requirements of Law relating to the licensure of the Property or Mortgaged Property as a nursing home or other health care facility or (ii) conditions of participation in the Medicare program or the Medicaid program under Title XVIII and Title XIX, respectively, of the Social Security Act of 1965, and the regulations promulgated thereunder, which notice, report or correspondence had, or is reasonably likely to result in, a MAC or Material Adverse Effect or (b) any suspen-sion, revocation, non-renewal or any other action, or the initiation of proceedings therefor, which in any case has a MAC or Material Adverse Effect and is adverse to any certificate, determination, license, permit or other approval or authorization necessary to operate any Property or Mortgaged Property as it is currently operated or as it is operated at the time such Notice of Deficiency is given.

            "Operators" in respect of a Facility, means the lessee or sublessee (other than Borrower) thereof.

            "Outstanding" means, when used with reference to the Notes as of a particular time, all Notes theretofore issued as provided in this Agreement, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect of which replacement Notes have been issued,
  (ii) Notes theretofore paid in full, and (iii) Notes theretofore duly canceled by Borrower; and except that, for the purpose of determining whether holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication or matter under this Agreement, Notes held or owned by Borrower or any Affiliate of Borrower, shall not be deemed to be outstanding.

            "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor to the responsibilities of such corporation.

            "Perfection Event" has the meaning set forth in Section
  5.15(b).

            "Permitted Exceptions" means those exceptions to title set forth on Schedule 5.

            "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

            "Plan" means an employee benefit plan, other than a Multiemployer Plan, maintained for or covering any employees of Borrower or any ERISA Affiliate and subject to Title IV of ERISA.

            "Pledge Escrow Agent" means Sullivan & Worcester, a
  Massachusetts general partnership, as Escrow Agent under the Pledge Escrow Agreement, and any successor Pledge Escrow Agent thereunder.

            "Pledge Escrow Agreement" means the Pledge Escrow Agreement among Borrower, Administrative Agent and Pledge Escrow Agent substantially in the form attached as Exhibit M, as amended, supplemented or modified from time to time.

            "Pledges" means any pledge or grant of a Lien to secure any of the obligations of a Mortgagor under a Mortgage Interest Agreement, an Operator under a Lease, a Mortgage Guarantor under a Mortgage Guarantee, a Lease Guarantor under a Lease Guarantee or a Sublessee under a Sublease Agreement, each as amended, supplemented or modified from time to time.

            "Pledgors" means the obligors in respect of the Pledges, and each of them.

            "Powers of Attorney" means the powers of attorney, each in proper form for recording and to be effective for the purposes contemplated thereby in each jurisdiction where any Property or Mortgaged Property is located, and otherwise in form satisfactory to Agent constituting and appointing Administrative Agent as the true and lawful attorney in fact, irrevocably and coupled with an interest, of Borrower granting Administrative Agent, inter alia, the right and power to cause the Security Documents to be recorded and/or filed in the appropriate places in each such jurisdiction and to make any modifications to such Security Documents that Agent deems necessary or proper in order to effect such recording and/or filing.

            "Preferred Shares" means Borrower's preferred shares of beneficial interest authorized under the Declaration of Trust.

            "Prior Loan Agreement" means the Loan Agreement, dated as of August 31, 1989, among Borrower, Barclays Bank PLC, New York Branch, as agent, and the lenders party thereto, as such agreement may be amended, supplemented or modified from time to time.

            "Prior Term Loan Agreement" means the Senior Secured Term Loan Agreement, dated as of June 19, 1990, among Borrower, National
  Westminster Bank USA, as agent, and the lenders party thereto, as such agreement may have been amended, supplemented or modified from time to time prior to the date hereof.

            "Process Agent" has the meaning set forth in Section 9.2.

            "Property" or "Properties" means each of the Facilities in which Borrower has a Fee Interest or Leasehold Interest except for those Facilities in which Borrower has a Fee Interest or Leasehold Interest which is subject to a Lien (other than a Lien under the Security Documents) permitted pursuant to clause (ii) or (iii) of Section 6.8.

            "Pro Rata Share" means, with respect to each Lender as of the date of determination, the percentage obtained by dividing (i) the Commitment of that Lender as of such date by (ii) the Commitment of all Lenders as of such date; provided that if the Commitments have been terminated at such time, such Pro Rata Share shall be the percentage obtained by dividing (i) the aggregate amount of the Loans outstanding from that Lender as of such date by (ii) the aggregate amount of the Loans outstanding from all Lenders as of such date.

            "Psychiatric Care Asset" means, in respect of an Eligible Property or Eligible Mortgage, that more than 50% of the licensed beds of the Eligible Property or, in the case of an Eligible Mortgage, of the Mortgaged Property covered thereby, are designated for psychiatric treatment.

            "Real Property" has the meaning set forth in Section 5.12.

            "Real Property Permit" has the meaning set forth in Section 2.16(c)(v)(E).

            "Recognized Appraiser" means a qualified and recognized professional appraiser as may be selected or approved by Agent and Administrative Agent with the consent of Borrower, which will not be unreasonably withheld, having at least five years' prior experience in performing real estate appraisals in the geographic area where the property being appraised is located, having a recognized expertise in appraising properties operated as health care facilities.

            "Reference Banks" means Kleinwort Benson Limited and Wells Fargo Bank, National Association.

            "Rehabilitation Treatment Asset" means, in respect of an Eligible Property or Eligible Mortgage, that more than 50% of the licensed beds of the Eligible Property or, in the case of an Eligible Mortgage, of the Mortgaged Property covered thereby, are designated for rehabilitation treatment.

            "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

            "Relevant Credit Support Agreement" means each Credit Support Agreement in respect of obligations of a Relevant Operator or Relevant Mortgagor under an Eligible Property or Eligible Mortgage.

            "Relevant Credit Support Obligor" means each Credit Support Obligor in respect of obligations of a Relevant Operator or Relevant Mortgagor under an Eligible Property or Eligible Mortgage.

            "Relevant Mortgagor" means each Mortgagor in respect of an Eligible Mortgage.

            "Relevant Operator" means each Operator in respect of an Eligible Property.

            "Relevant Operator and Mortgagor" means each Relevant Operator and each Relevant Mortgagor.

            "Reportable Event" means a "reportable event" within the meaning of Section 4043 of ERISA (other than a "reportable event" for which the 30-day notice to PBGC requirement has been waived by regulation of PBGC).

            "Requirement of Law" means, as to any Person, any law, treaty, rule or regulation, or judgment, order, directive or other determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

            "Responsible Officer" means, with respect to any matter (including financial matters), the president, chief executive officer, chief financial officer, executive vice president, or, with respect to financial matters only, treasurer of Borrower.

            "Restricted Payment" means (a) every dividend or other distribution of assets, properties, cash, rights, obligations or securities paid, made, declared or authorized by Borrower or in respect of any of its Common Shares, Preferred Shares or other equity securities, or any class of its equity securities, or for the benefit of holders of any thereof in their capacity as such and (b) every payment by or for the account of Borrower or any of its Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition of any Common Shares, Preferred Shares or other equity securities of Borrower or options, warrants or other rights to acquire any of Borrower's equity securities and (c) every payment (i) of principal, interest, fees or other amounts in respect of any Indebtedness of Borrower to any Affiliate of Borrower, (ii) in respect of the redemption, purchase, retirement, defeasance, or other acquisition from an Affiliate of Borrower of any Indebtedness of Borrower, or (iii) of fees in respect of advisory services rendered to Borrower by the Advisor and (d) every direct or indirect investment by Borrower (by means of capital contribution, advance, loan or otherwise) in an Affiliate or any Person which becomes an Affiliate after or as a result of such investment, and (e) every payment by or for the account of Borrower or any of its Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition for value, directly or indirectly, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of Indebtedness which is subordinate in right of payment to the Loans or the Notes.

            "Secured Debt" means any Indebtedness of Borrower and any of its Subsidiaries secured by one or more Liens on any interest of Borrower or any of its Subsidiaries in any property or asset.

            "Security Documents" means, collectively, the Mortgages, the Assignments of Leases, the Assignments of Mortgages, the Collateral Assignment, the Financing Statements, the Powers of Attorney, the Non-Disturbance Agreements, and the Subordination Agreement, and any other agreements, instruments or documents securing or purporting to secure any obligations of Borrower hereunder from time to time, and any agreements and any instruments or documents delivered pursuant to or in connection with any of the foregoing, as such agreements, instruments or documents may be amended, supplemented or modified from time to time.

            "Security Documents Escrow Agent" means O'Melveny & Myers, a California general partnership, as Escrow Agent under the Security Documents Escrow Agreement, and any successor Security Documents Escrow Agent thereunder.

            "Security Documents Escrow Agreement" means the Security Documents Escrow Agreement among Borrower, Administrative Agent and Security Documents Escrow Agent substantially in the form attached as Exhibit N, as amended, supplemented or modified from time to time.

            "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "Specified Subordinated Indebtedness" means Indebtedness of any Person, the terms of which prohibit the holder or any representative of the holder from exercising any legal remedies or other creditor's rights (including without limitation the filing of a petition in respect of such Person under the U.S. Bankruptcy Code, 11 U.S.C. 101 et seq.) thereunder until all obligations (contingent or otherwise) of such Person to Borrower under all Leases, Mortgage Interest Agreements and

  Credit Support Agreements to which that Person is a party have been indefeasibly satisfied in full.

            "Sublease Agreement" means any agreement pursuant to which a Person subleases all, or a material portion, of a Property from an Operator, as such agreement is amended, supplemented or modified from time to time.

            "Sublessees" means the sublessees in respect of the Sublease Agreements, and each of them.

            "Subordination Agreement" means the subordination agreement among Administrative Agent, the Advisor and Borrower substantially in the form of Exhibit G, as such agreement may be amended, supplemented or modified from time to time.

            "Subsequent Borrowing Date" means the Business Day specified in a Notice of Borrowing after the First Borrowing Date as the date on which Borrower requests the Lenders to make Loans hereunder.

            "Subsidiary" means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

            "Sun" means Sunrise Healthcare Corporation, a New Mexico corporation.

            "Survey" means, in respect of any Property or Mortgaged Property, an as-built survey or other survey for such Property or Mortgaged Property prepared by a licensed surveyor, in form and substance satisfactory to Agent, which shall, in each case (other than a survey of a Property or Mortgaged Property delivered on the First Borrowing Date that is dated as of a date more recent than November 1, 1988 or a survey of a Property leased by ECA, ECA Nebraska or ECA Holdings and acquired by Borrower prior to March 31, 1994), be certified (with a certification in form and substance approved by Agent) to Agent and Administrative Agent and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (A) through the use of course bearings and distances, the full legal descriptions of such Property or Mortgaged Property; (B) the locations on such Property or Mortgaged Property of all the buildings, structures and other improvements and all dimensions thereof, and the established building setback lines; (C) the lines of streets abutting the sites and width thereof; (D) all access and other easements and appurtenant to such Property or Mortgaged Property or necessary or desirable to use such Property or Mortgaged Property; (E) all roadways, paths, driveways, rights of way, deviations between survey lines and title lines, easements, encroachments and overhanging projections and similar encumbrances affecting such Property or Mortgaged Property, whether recorded, apparent from a physical inspection of such Property or Mortgaged Property or otherwise known to the surveyor; (F) any encroachments on any adjoining property by the building structures and improvements on such Property or Mortgaged Property; and (G) if such Property or Mortgaged Property is described as being on a filed map, a legend relating the survey to said map.

            "Tangible Net Worth" of a Person means the excess of total assets over total liabilities of such Person on a consolidated basis, such total assets and total liabilities each to be determined in accordance with GAAP, consistent with those applied in the preparation of the financial statements of such Person referred to in Section 3.1; excluding, however, from the determination of total assets (i) goodwill, organizational expenses, capitalized software, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, and other similar intangibles, (ii) all prepaid expenses, deferred charges or unamortized debt discount and expense, (iii) all reserves carried and not deducted from assets, (iv) treasury stock and shares of beneficial interest and capital stock, obligations or other securities of, or capital contributions to, or investments in, any Subsidiary, (v) securities which are not readily marketable, (vi) cash held in a sinking or other analogous fund established for the purpose of redemption, purchase, retirement, defeasance, acquisition or prepayment of Common Shares, Preferred Shares or other equity securities, capital stock or Indebtedness, (vii) any write-up in the book value of any asset resulting from a revaluation thereof subsequent to December 31, 1987,
  (viii) leasehold improvements not recoverable at the expiration of a Lease (to the extent that the useful life of such improvements is greater than the term of such Lease), and (ix) any items not included in clauses (i) through (viii) above which are treated as intangibles in conformity with GAAP.

            "Termination Date" means January 2, 1997.

            "Termination Event" means (i) a Reportable Event or an event described in Section 4062(e) of ERISA, or (ii) the withdrawal of Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA,
  (v) the withdrawal of Borrower or any ERISA Affiliate from any Multiemployer Plan, or (vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

            "Title Report" means (a) on the First Borrowing Date, in respect of each Property or Mortgaged Property, either (x) a valid owner's policy of title insurance dated no earlier than November 1, 1992 (in the case of a Property), or (in the case of a Mortgaged Property) a valid lender's policy of title insurance dated no earlier than November 1, 1992, in either case, in form and substance satisfactory to Agent and Administrative Agent naming Borrower as the insured thereunder, together with evidence that all premiums thereon have been paid in full, or (y) a title report and/or recorded document certificate from a title insurance company or abstract company reasonably satisfactory to Agent and Administrative Agent (each of the Title Reports for all Eligible Properties and all Eligible Mortgages as of the First Borrowing Date is included in Schedule 3), and (b) after the First Borrowing Date, in respect of each Property acquired after the First Borrowing Date, an ALTA Standard Owner's policy of title insurance dated as of such Subsequent Borrowing Date, and, in respect of each Mortgaged Property acquired after the First Borrowing Date, an ALTA Standard Lender's policy of title insurance dated as of such Subsequent Borrowing Date, in either case, in form and substance satisfactory to Agent and Administrative Agent naming Borrower as the insured thereunder, together with evidence that all premiums thereon have been paid in full; in the case of either (a) or (b), all of which policies and/or reports shall insure or report that Borrower has fee (or, in the case of a Leasehold Interest, leasehold) title to the Property or a valid first mortgage on the Mortgaged Property, described in such policy or report, subject only to Permitted Exceptions and such other exceptions and conditions to title as Agent and Administrative Agent shall have approved in writing together with copies of all documents, recorded or unrecorded, referred to, or listed as exceptions to title in, such policy or report, and/or copies, certified by such parties as Agent and Administrative Agent may deem appropriate, of all other documents affecting title to such Property. If, on the First Borrowing Date, the Title Report in respect of any Property consists of several title policies, title reports and/or recorded document certificates, then the exceptions and conditions to title shown in the Title Report in respect of such Property shall be deemed to exclude any exception or condition to title shown in any such title policy, title report or recorded document certificate that has been omitted from any subsequently issued title policy, title report or recorded document certificate (or deleted by endorsement thereto), except that, in the case of a recorded document certificate only, if such recorded document certificate specifically states that it only sets forth exceptions or conditions to title arising after a certain date, the omission of matters arising prior to such date shall not be deemed to be an omission of such earlier arising matters for the purposes of this sentence. In addition, in respect of any recorded document certificate on or before the First Borrowing Date, only matters shown in such recorded document certificate that arose in respect of or attached to the Property in question after the date of the most recent previously issued title policy or title report in respect of such Property shall be deemed to be included in the Title Report in respect of such Property.

            "Total Liabilities" of any Person means and includes, as of any date as of which the amount thereof is to be determined, without duplication (i) all items which in accordance with GAAP would be required to be included on the liabilities side of a consolidated balance sheet of such Person at such date and (ii) to the extent not otherwise included in (i) above, all Indebtedness of such Person as of such date, determined on a consolidated basis.

            "UCC Search" means, in respect of each Property or Mortgaged Property, a search no more than one month old as at the date of determination by a Person satisfactory to Agent, of the Uniform
  Commercial Code filings which may have been filed in each location where any Property or Mortgaged Property is located or where Borrower does business or is domiciled.

            "U.S. Dollars" or "$" shall mean lawful currency of the United States of America.

            1.2.  Other Definitional Provisions.

            (a) All terms defined in this Agreement shall have the meanings assigned to them herein when used in the Notes or any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

            (b) As used herein and in the Notes and other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under GAAP.

            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified and, where appropriate, the singular shall include the plural.


            SECTION 2.  AMOUNT AND TERMS OF REVOLVING LOANS

            2.1.  Revolving Loans.

            (a) Each Lender severally (and not jointly) agrees, subject to the terms and conditions hereof, to make Loans to Borrower from time to time during the period from the Closing Date to and including the Final Borrowing Date, and to maintain its Loans outstanding to Borrower on the Final Borrowing Date from such date until the Termination Date, up to an aggregate amount at any one time not exceeding its Pro Rata Share of the aggregate Commitments (as defined below) to be used for the purposes identified in Section 2.11. Each Loan hereunder shall be made by Lenders pro rata in accordance with their respective Commitments.

            (b) Each Lender's commitment to make and maintain Loans to Borrower pursuant to this Section 2.1 is herein called its "Commitment" and such commitments of all Lenders in the aggregate are herein called the "Commitments". The original amount of each Lender's Commitment is set forth opposite its name on Schedule 1 annexed hereto and the aggregate original amount of the Commitments is $110,000,000; provided that the amount of the Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to Section 2.7; provided further that Lenders shall have no obligation to make or maintain Loans hereunder to the extent any such Loan would (i) cause the aggregate amount of the Loans then outstanding to exceed the Maximum Aggregate Availability or (ii) cause the aggregate amount of the General Corporate Loans then outstanding to exceed the lesser of $20,000,000 or 16% of the Maximum Aggregate Availability. The foregoing notwithstanding, if prior to June 30, 1994 an additional lender satisfactory to Borrower and Agent shall execute and deliver to Borrower and Agent on behalf of the parties hereto counterparts substantially in the form of this Agreement, with the amount of such additional lender's Commitment hereunder typed immediately below its signature on such counterpart, upon notification of such execution and delivery by Agent to the other parties hereto, such additional lender shall become a Lender and its Commitment shall be added to the aggregate Commitments for all purposes hereunder; provided that no such additional lender shall become a Lender without the consent of Borrower and all Lenders if such additional lender's Commitment would make the aggregate Commitments exceed $150,000,000. The other terms of this Agreement notwithstanding, such additional lender shall, on the first day thereafter which is the last day of an Interest Period, pay to Administrative Agent (i) its Pro Rata Share of the Loans then outstanding (if any) for distribution to the other Lenders that have funded such Loans, in accordance with their respective Commitments, and each Lender's share of the outstanding Loans shall be adjusted accordingly; and (ii) any other amounts due from it on such date as a Lender hereunder.

            (c) Each Lender's Commitment shall expire on the Termination Date and all Loans and all other amounts owed hereunder with respect to the Loans and the Commitments shall be paid in full no later than that date.

            (d) Subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.1, repay Loans in accordance with Section 2.10 or prepay Loans in accordance with Section 2.8 and reborrow under this Section 2.1.

            2.2. Notes; Maturity Date. The Loans of each Lender pursuant hereto shall be evidenced by, and be repayable with interest in accordance with the terms of, a promissory note of Borrower substantially in the form of Exhibit A, with appropriate insertions, payable to the order of such Lender in the principal amount of the Commitment of such Lender (together with any replacement, modification, renewal or substitution thereof, individually a "Note" and collectively, the "Notes"), which shall be dated the Closing Date and be duly completed, executed and delivered by Borrower. The Loans of each Lender pursuant hereto shall be made and maintained by such Lender's Lending Office as designated by such Lender from time to time. All outstanding Loans and each of the Notes shall mature and Borrower shall repay the outstanding principal amount of such Loans and the Notes in full together with all unpaid interest accrued thereon on the Termination

  Date (or earlier as hereinafter provided) (or if such day is not a Business Day, the next preceding Business Day), and shall be subject to payment and prepayment as provided in Section 2.8 hereof. Each Lender is authorized to endorse at any time the date and amount of each Loan or conversion or continuation thereof, the date and amount of each payment of principal with respect to its Loans and whether its Loans are Base Rate Loans, Eurodollar Loans or Alternate Rate Loans, on the schedule annexed to and constituting a part of such Lender's Note, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

            2.3.  Procedure for Borrowing.

            (a) Whenever Borrower desires to borrow under Section 2.1, it shall deliver to Administrative Agent and Agent a notice substantially in the form of Exhibit H (a "Notice of Anticipated Borrowing") with respect to such proposed borrowing, specifying each of the following in terms not inconsistent with those required for a Notice of Borrowing:

            (i)  the anticipated Borrowing Date;

           (ii) the anticipated aggregate amount of the Loans to be requested for such Borrowing Date; and

          (iii) whether such Loans (or any portion thereof) are to be General Corporate Loans and/or are to be used to repay the Prior Loan Agreement and/or the DLJ Agreement as contemplated by Section
       2.11 and the amount of each such portion;

           (iv) with respect to the amount of such Loans which will not be General Corporate Loans, the following:

                 (x) the name of the proposed Operators and/or Mortgagors (as applicable) of the Facility or Facilities to which such borrowing relates and any Credit Support Obligors in relation thereto;

                 (y) the name and location of such Facility or Facilities, the Appraised Value(s) thereof, and a description of the interests of Borrower therein to be acquired with the proceeds of such borrowing; and

                 (z) if the proceeds of such Loan will be used to acquire an interest in any Facility which interest is required to be an Eligible Property or Eligible Mortgage included in the Borrowing Base in order to satisfy Section 4.1(x) after giving effect to such Loan, any information (in sufficient copies for each of Agent and Administrative Agent) with respect to such Operator(s) and/or Mortgagor(s) and/or Credit Support Obligors and such Facility or Facilities as Borrower may deem relevant concerning such Operator(s) and/or Mortgagor(s) and such Facility or Facilities, including, without limitation, the financial statements of such Operator(s) or Mortgagor(s) as described in Section 5.1 hereof and such other additional documents or information as are necessary or appropriate in order for Agent to determine that the conditions set forth in Sections 4.1 and 4.2, to the extent applicable to such proposed borrowing, have been satisfied.

  Each such Notice of Anticipated Borrowing shall be given to Administrative Agent and Agent at least ten Business Days in advance of the anticipated Borrowing Date and may be given verbally provided that any verbal notice shall be promptly followed by written notice substantially in the form of Exhibit H. Upon receipt of such written notice from Borrower, Administrative Agent shall promptly notify each Lender thereof.

            (b) Agent shall review each Notice of Anticipated Borrowing and any other documents which may have been enclosed therewith, and Agent shall notify Borrower of any additional documents or information it requires in order to determine that the conditions set forth in Sections 4.1 and 4.2, to the extent applicable to such proposed borrowing, have been satisfied. Upon receipt of all such documents and information requested, Agent shall by written notice delivered within ten Business Days, notify Borrower and Administrative Agent whether the conditions set forth in Sections 4.1 and 4.2, to the extent applicable to such proposed borrowing, have been satisfied.

            (c) If a proposed borrowing has not been disapproved by Agent, Borrower shall deliver a Notice of Borrowing not inconsistent with the relevant Notice of Anticipated Borrowing to Administrative Agent (with a copy to Agent) no later than 11:00 A.M. (New York time) at least three Business Days in advance of the proposed Borrowing Date.
  The Notice of Borrowing shall specify (i) the proposed Borrowing Date (which shall be a Business Day), (ii) the amount of the Loans requested (which amount shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $500,000 in excess of that amount), (iii) whether such Loans will be Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans are specified, the initial Interest Period requested for such Eurodollar Loans, (iv) Borrower's account at Wells Fargo Bank, National Association to which the net proceeds of the requested Loans are to be credited, (v) whether the requested Loans (or any portion thereof) are to be General Corporate Loans and, if only a portion thereof are so designated, the amount of such portion, (vi) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Borrowing unless stated in the relevant Loan Document to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date,
  (vii) that no event has occurred and is continuing or would result from the proposed borrowing that would constitute a Default or Event of Default, (viii) that the amount of the proposed borrowing will not cause
  (A) the aggregate outstanding principal amount of the Loans to exceed the Maximum Aggregate Availability currently in effect, or (B) the aggregate amount of the General Corporate Loans then outstanding to exceed the lesser of $20,000,000 or 16% of the Maximum Aggregate Availability, and (ix) that the proceeds of the proposed borrowing

  (other than any proceeds in respect of General Corporate Loans) shall be used to make payment on the proposed Borrowing Date for the purchase price and costs of acquiring interests in one or more Facilities due and payable on such Borrowing Date. In lieu of delivering the above-described Notice of Borrowing, Borrower may give Administrative Agent telephonic notice (which telephonic notice shall be followed immediately with a notice by facsimile telecopy) by the time specified for a Notice of Borrowing above; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent and Agent on or before the applicable Borrowing Date; provided further that in the event of a discrepancy between a Notice of Borrowing and such telephonic notice, the telephonic notice shall govern. Except as otherwise provided in Sections 2.13 and 2.14, a Notice of Borrowing (or telephonic notice in lieu thereof as provided above) shall be irrevocable, and Borrower shall be bound to make the borrowing specified in such Notice of Borrowing (or telephonic notice in lieu thereof as provided above) in accordance therewith.

            None of Agent, Administrative Agent or any Lender shall incur any liability to any Person (including Borrower) in acting upon any telephonic notice referred to above that Administrative Agent or Agent believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of Borrower or otherwise acting in good faith under this Section 2.3, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected the borrowing of such Loans hereunder.

            (d) All Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares of the Commitments, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make Loans requested hereunder nor shall the Commitment of any Lender to make Loans requested hereunder be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make Loans requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to Section 2.3(c) (or telephonic notice in lieu thereof followed immediately with a notice by facsimile telecopy) and in any event not later than 2:00 p.m. (New York time) at least three Business Days in advance of the proposed Borrowing Date, Administrative Agent shall notify each Lender of the relevant details of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent, in immediately available funds, at the account specified by Administrative Agent to the Lenders, not later than 11:00 A.M. (New York time) on the Borrowing Date specified in the applicable Notice of Borrowing. Upon satisfaction or waiver of the applicable conditions precedent specified in Sections 4.1 and 4.2, Administrative Agent shall make the proceeds of such Loans available to Borrower on such Borrowing Date by causing an amount of immediately available funds equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account at Wells Fargo Bank, National Association specified by Borrower in the Notice of Borrowing.

            Unless Administrative Agent shall have been notified by any Lender prior to the Borrowing Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Borrowing Date (and any such notice shall be without prejudice to any rights of Borrower against such Lender hereunder), Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Borrowing Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Borrowing Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Borrowing Date until the date such amount is paid to Administrative Agent, at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Borrowing Date until the date such amount is paid to Administrative Agent, at the Base Rate. Nothing in this Section 2.3 shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

            2.4.  Interest.

            (a) Generally. Each Loan shall be a Eurodollar Loan or a Base Rate Loan as selected by Borrower initially at the time a Notice of Borrowing is given pursuant to Section 2.3(c) or as selected pursuant to
  Section 2.5, except for any portion of a Eurodollar Loan which is converted to an Alternate Rate Loan pursuant to Section 2.13 or 2.14. Loans shall bear interest on the unpaid principal amount thereof from the date made to maturity (whether by accelerations or otherwise), at the interest rates specified as follows:

                 (i) in the case of a Eurodollar Loan, at an interest rate per annum for and during each Interest Period equal to the LIBO Rate for such Interest Period plus the Applicable Margin;

                (ii) in the case of the Base Rate Loan, at an interest rate per annum equal to the Base Rate in effect from time to time plus the Applicable Margin; and

               (iii) in the case of an Alternate Rate Loan, at an interest rate per annum equal to the Alternate Rate in effect from time to time plus the Applicable Margin.

  Borrower shall pay interest on the unpaid principal amount of the Loans outstanding from time to time, in arrears, (i) on each Interest Payment Date, (ii) on the Termination Date and (iii) in accordance with Section 2.4(b) (where applicable).

            (b) Default Interest. If Borrower shall default in the payment of the principal of or interest on any portion of a Loan or any other amount becoming due hereunder or under any of the Loan Documents, Borrower shall on demand from time to time pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such default (without reference to any period of grace) up to and including the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) two percent (2%) plus (ii) the greatest of the LIBO Rate, the Alternate Rate or the Base Rate plus (iii) the Applicable Margin. Interest under this Section 2.4(b) shall be payable upon demand.

            (c) Interest Determination. Upon determining the LIBO Rate for each Interest Period, the Alternate Rate for any period or the Base Rate in effect from time to time, Administrative Agent shall promptly notify Borrower and Lenders thereof by telephone (confirmed promptly in writing) or in writing. Such determination shall, in the absence of manifest error, be conclusive and binding upon Borrower and the Lenders.

            2.5.  Duration of Interest Period; Notice of
  Continuation/Conversion.

            (a) Borrower may, pursuant to the applicable Notice of Borrowing or Notice of Continuation/Conversion, as the case may be, select an Interest Period to be applicable to each Eurodollar Loan.

            (b) Subject to the provisions of Sections 2.13 and 2.14, Borrower shall have the option (i) to convert at any time all or any part of outstanding Base Rate Loans to Eurodollar Loans or (ii) upon the expiration of any Interest Period applicable to Eurodollar Loans, to continue all or any portion of such Loans as Eurodollar Loans or convert all or any portion of such Loans to Base Rate Loans, as the case may be, and the succeeding Interest Period(s) of such continued Loans shall commence on the most recent Interest Payment Date therefor; provided, however, that Loans may be continued as, or converted into, Eurodollar Loans with a particular Interest Period only in an aggregate amount equal to $1,000,000 and integral multiples of $500,000 in excess of that amount; provided further that Eurodollar Loans or any portion thereof may only be converted into Base Rate Loans on the expiration date of the Interest Period(s) applicable thereto; and provided further that (i) no event has occurred and is continuing or would result from such Loan continuation/conversion that would constitute a Default or Event of Default, and (ii) the representations and warranties contained in
  Section 3 shall be true, correct and complete in all material respects on and as of the proposed continuation/ conversion date to the same extent as though made on and as of that date unless stated in such section to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date. All conversions and continuations of Loans shall be made simultaneously and on a pro rata basis by the Lenders in accordance with their respective Pro Rata Shares.

            Borrower shall deliver a Notice of Continuation/ Conversion to Administrative Agent (with a copy to Agent to follow) no later than 11:00 A.M. (New York City time) at least three Business Days in advance of the proposed continuation/ conversion date (in the case of a conversion to, or a continuation of, Eurodollar Loans) or at least three Business Days in advance of the proposed continuation/conversion date (in the case of a conversion to Base Rate Loans). A Notice of Continuation/Conversion shall specify (i) the proposed continuation/conversion date (which shall be a Business Day), (ii) the amount of the Eurodollar Loans to be continued/ converted, (iii) the nature of the proposed continuation/ conversion, (iv) in the case of a continuation of, or conversion to, Eurodollar Loans, the requested Interest Period, (v) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Continuation/Conversion unless stated in such Loan Documents to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date, and (vi) that no event has occurred and is continuing or would result from the proposed continuation/ conversion that would constitute a Default or Event of Default. In lieu of delivering the above-described Notice of Continuation/Conversion, Borrower may give Administrative Agent telephonic notice by the time specified for delivery of a Notice of Continuation/Conversion above (which telephonic notice shall be followed immediately with a notice by facsimile telecopy); provided that in the event of a discrepancy between a Notice of Continuation/Conversion and such telephonic notice, such telephonic notice shall govern.

            Promptly after receipt by Administrative Agent of a Notice of Continuation/Conversion pursuant to this Section 2.5 (or telephonic notice followed immediately with a notice by facsimile telecopy), and in any event not later than 2:00 p.m. (New York time) at least three Business Days in advance of the proposed continuation/conversion date, Administrative Agent shall notify each Lender of the relevant details of the proposed continuation/conversion.

            None of Agent, Administrative Agent or any Lender shall incur any liability to any Person (including Borrower) in acting upon any telephonic notice referred to above that Administrative Agent or Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this Section 2.5, and upon the continuation and/or conversion (as applicable) of any Loan in accordance with this Agreement pursuant to any such telephonic notice, Borrower shall have effected a continuation and/or conversion (as applicable) hereunder of such Loan.

            Except as otherwise provided in Sections 2.13 and 2.14, a Notice of Continuation/Conversion (or telephonic notice in lieu thereof) shall be irrevocable from and after the giving thereof, and Borrower shall be bound to effect a continuation and/or conversion (as applicable) in accordance therewith.

            2.6.  Fees.

            (a) Borrower shall pay to Administrative Agent for the account of each Lender, in accordance with its Pro Rata Share of the Commitments, a Commitment fee in an amount equal to three eighths of one percent (.375%) per annum of the average of the daily excess of (i) such Lender's Commitment over (ii) the aggregate amount of the Loans of such Lender outstanding from time to time during the period from the date hereof to but excluding the Final Borrowing Date, payable in arrears on
  (x) the last Business Day of March, June, September and December of each year until the Final Borrowing Date and (y) the Final Borrowing Date, such Commitment Fee to accrue from the date this Agreement is delivered by the parties hereto to and excluding the Final Borrowing Date.

            (b) Borrower shall on the date this Agreement is delivered by the parties hereto pay to Administrative Agent for the account of each Lender a Lender's fee in an amount specified in the September 24, 1993 letter from Agent to prospective Lenders.

            (c) Borrower shall pay to Administrative Agent for its account an annual administration fee and an annual collateral agency fee payable in such amounts and according to such terms as are set forth in a separate letter agreement between Administrative Agent and Borrower, the first such payment to be due on the date this Agreement is delivered by the parties hereto.

            (d) Borrower agrees to pay to Agent for its account a syndication fee payable in such amount on the date this Agreement is delivered by the parties hereto and according to such terms as are set forth in a separate letter agreement between Agent and Borrower.

            2.7. Termination or Reduction of Commitment. Borrower shall have the right, upon not less than five Business Days' notice to Administrative Agent, to terminate the Commitments or, from time to time, to reduce pro rata the amount of the Commitments, to the extent, in either case, that the Commitments are undrawn. Any such reduction shall be in an amount of $1,000,000 or any integral multiple thereof and shall reduce permanently the aggregate amount of the Commitments then in effect.

            2.8.  Optional Prepayments; Mandatory Prepayments.

            (a) Subject to Section 2.8(f), Borrower may, at its option, prepay any Loans on the last day of an Interest Period, in whole or in part, without premium or penalty, upon at least five Business Days' prior written notice to Administrative Agent, specifying the amount of prepayment. Each notice of prepayment pursuant to this clause (a) shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to such date on the Loans and all amounts (if any) payable pursuant to
  Section 2.15.  Partial prepayments of the Loans pursuant to this clause
  (a) shall be in an aggregate principal amount of $1,000,000 or an integral multiple thereof.

            (b) In the event of any sale or other disposition of any interest in any Facility, any Lease termination, or any other event giving rise to Net Property Proceeds or Net Mortgage Proceeds, all of such Net Property Proceeds and Net Mortgage Proceeds (other than any amount thereof required and used to satisfy Indebtedness secured by a Lien, not inconsistent with the terms of this Agreement, on the relevant Properties or Mortgage Interests) shall be deposited in an interest-bearing escrow account with a bank designated by Administrative Agent and, within thirty days after the closing of any such sale or other disposition, Lease termination or other event giving rise to Net Property Proceeds or Net Mortgage Proceeds, Borrower shall apply all of such Net Property Proceeds and Net Mortgage Proceeds (other than any amount thereof required and used to satisfy Indebtedness secured by a Lien, not inconsistent with the terms of this Agreement, on the relevant Properties or Mortgage Interests) to the prepayment of the Loans.

            (c) In the event of any (i) public or private offering by or on behalf of Borrower of debt or equity securities issued by Borrower or
  (ii) incurrence by Borrower of Indebtedness to one or more financial institutions, on the date of receipt by Borrower of the Net Securities Proceeds therefrom, all (but not more than is required to prepay the Loans as contemplated below) of such Net Securities Proceeds (other than those to be applied in accordance with the following proviso) shall be deposited in an interest-bearing account with a bank designated by Administrative Agent and, within thirty days after such offering or incurrence, Borrower shall apply such Net Securities Proceeds to the prepayment of the Loans provided, however, that such Net Securities Proceeds may, at Borrower's option, first be applied toward any obligation of Borrower to repay any installment of principal on any Indebtedness of Borrower at its stated maturity then or at any time in the next thirty days due and owing.

            (d) The Loans shall be subject to certain mandatory prepayments pursuant to and upon the occurrence of the events described in the provisions of Sections 2.13 and 2.14.

            (e) If at any time the principal balance of the Loans exceeds the Maximum Aggregate Availability, Borrower shall immediately (and in any event no later than two Business Days after becoming aware thereof) repay Loans to the extent necessary to reduce the aggregate outstanding principal amount thereof to an amount that is equal to or less than the Maximum Aggregate Availability. If at any time the principal balance of the General Corporate Loans then outstanding exceeds the lesser of $20,000,000 or 16% of the Maximum Aggregate Availability, Borrower shall immediately (and in any event no later than two Business Days after becoming aware thereof) repay General Corporate Loans to the extent necessary to reduce the aggregate outstanding principal amount thereof to an amount that is equal to or less than the lesser of $20,000,000 or 16% of the Maximum Aggregate Availability.

            (f)  Subject to the application of the payments provisions of
  Section 2.10, any prepayments of the Loans pursuant to this Section, Sections 2.13 or 2.14, or any other provision of any Loan Document shall be applied first to any amounts payable with respect thereto pursuant to

  Section 2.15, second to the payment of accrued and unpaid interest on the principal amount of outstanding General Corporate Loans up to and including the date of prepayment, third, to the extent no General Corporate Loans remain outstanding, to the payment of accrued and unpaid interest on the principal amount of all other outstanding Loans up to and including the date of prepayment, fourth to the principal amount of such General Corporate Loans, and fifth to the principal amount of all other outstanding Loans. Subject to the requirements of the preceding sentence, Borrower may designate the application of any prepayments, to be applied to principal on the Loans, to the Eurodollar Loans, Base Rate Loans and/or Alternate Rate Loans, as it may select, provided that if Borrower does not designate such application, such prepayments shall be applied (x) first to outstanding Base Rate Loans, (y) second to outstanding Alternate Rate Loans and (z) third to outstanding Eurodollar Loans.

            2.9. Computation of Interest and Fees. Interest and fees and other amounts calculated on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual days elapsed; provided that interest on the Base Rate Loans (other than any such interest the calculation of which is based on the Federal Funds Rate) shall be computed on the basis of a 365-day year for the actual days elapsed.

            2.10. Payments. Except as contemplated by this Agreement, the borrowing by Borrower from the Lenders, each payment (including each prepayment) by Borrower on account of principal, interest and fees required under Sections 2.6(a) and (b), and any reduction of the amount of the Commitments of the Lenders hereunder, shall be made for the account of each Lender according to its Pro Rata Share; provided, that payments to the Lenders of interest based upon the Alternate Rate shall be allocated appropriately to give effect to differences among the Lenders' respective costs of funds. All payments (including prepayments) by Borrower on account of principal, interest, fees, costs, indemnities or other amounts payable hereunder or under any of the Loan Documents shall be made to Administrative Agent for the account of the applicable Lenders (except for fees required under Sections 2.6(c) and (d) which shall be only for the account of Administrative Agent and Agent, respectively) at the account of Administrative Agent specified in
  Section 9.3(b) and in United States Dollars in immediately available funds. Each payment or prepayment hereunder and under the Notes and the other Loan Documents shall be made without set-off or counterclaim and free and clear of, and without deduction for, any present or future withholding or other taxes, duties or charges of any nature imposed on or attributable to such payments or prepayments by or on behalf of any Governmental Authority, except for any Excluded Taxes. If any such taxes (other than any Excluded Taxes), duties or charges (including, without limitation, any tax, duty or charge imposed by Sections 1, 2 and/or 39 of the Massachusetts General Laws, Chapter 63, as currently in effect or as amended hereafter or any analogous provisions (or provisions having an analogous effect) of the laws, rules or regulations (or interpretations thereof) of Massachusetts or any other Governmental Authority) are so levied or imposed on or are attributable to any such payment or prepayment, Borrower will make additional payments in such amounts as may be necessary so that the net amount received by a Lender, after withholding or deduction for or on account of all such taxes, duties or charges, will be equal to the amount provided for herein or in such Lender's Note or in any of the other Loan Documents. Whenever any taxes, duties or charges are payable by Borrower with respect to or attributable to any payments or prepayments hereunder or under any of the Notes or any other Loan Document, Borrower agrees to furnish promptly to Administrative Agent for the account of the applicable Lender official receipts or copies thereof, if reasonably available, evidencing payment of any such taxes, duties or charges so withheld or deducted. If Borrower fails to pay any such taxes, duties or charges when due to the appropriate taxing authority after receipt of notice that any such taxes, duties or charges are due, or fails to remit to Administrative Agent for the account of the applicable Lender the customary evidence of payment of any such taxes, duties or charges so withheld or deducted, Borrower shall indemnify the affected Lender for any incremental taxes, duties, charges, interest or penalties that may become payable by such Lender as a result of any such failure. During the continuance of any Default, Administrative Agent may, but shall be under no obligation to, apply all payments received by Administrative Agent from Borrower pursuant to any of the Loan Documents in the following order of payment regardless of the application designated by
  Borrower: first to any interest owing under Section 2.4(b) or under any of the Loan Documents other than interest owing on the Loans and the Notes referred to below, second to any fees then payable to Agent, Administrative Agent or the Lenders, third to any amounts owing pursuant to Section 9.7, fourth to any amounts owing pursuant to Sections 2.13,
  2.14 or 2.15, fifth to any other sums (other than principal on the Loans and the Notes and interest thereon referred to below) owing under any of the Loan Documents, sixth to any interest owing on the Loans and Notes and seventh to the repayment of the principal of the Loans and the Notes as designated by Administrative Agent; provided, that if such application is other than in accordance with any express designation by Borrower, Administrative Agent shall promptly notify Borrower of such application. Administrative Agent will distribute each payment to the applicable Lenders promptly upon receipt thereof (and in any event on the same Business Day as the date when received, if such payment is received at or prior to 12:00 noon (New York time)). Each payment by Administrative Agent to a Lender shall be made for the account of such Lender's Lending Office as designated by such Lender to Administrative Agent in writing from time to time. Whenever any payment to be made hereunder or under any Loan Document, including, without limitation, any principal of or interest on any Loan, shall become due and payable, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made and the last day of such Interest Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment; provided, however, if such extension would cause any such payment to be made in the next succeeding calendar month, or the last day of such Interest Period to occur in the next succeeding calendar month, such payment shall be made, and the last day of such Interest Period shall occur, on the next preceding Business Day.

            2.11. Use of Proceeds. The proceeds of the Loans hereunder shall be used by Borrower for (a) the acquisition of Properties; and (b) the acquisition or funding of Mortgage Interests; provided that the General Corporate Loans may be used by Borrower for its general corporate purposes; provided further that a portion of the proceeds of the Loans hereunder made on the First Borrowing Date shall be used to repay all principal outstanding under the Prior Loan Agreement; provided yet further that up to $35,000,000 of such proceeds on the First Borrowing Date may be used to repay all principal outstanding under any facility from DLJ (or, pursuant to an agreement with DLJ, from an affiliate of DLJ) the proceeds of which were used after the date hereof to purchase Mortgage Interests from Goldome Credit Corporation.

            2.12.  Increased Costs.

            (a) If any Requirement of Law or other event or condition, or any amendment, modification or interpretation thereof (including, without limitation, any request, recommendation, guideline or policy, whether or not having the force of law, of or from any central bank or other Governmental Authority), in any such case, adopted, effective, made or issued after the date hereof (but in any event including, without limitation, Regulation D and Section 1, 2 and/or 39 of the Massachusetts General Laws, Chapter 63 as currently in effect or as amended hereafter or any analogous provisions (or provisions having an analogous effect) of the laws, rules or regulations (or interpretations thereof) of Massachusetts or any other Governmental Authority) by any authority charged with the administration or interpretation thereof:

                 (i) subjects Agent, Administrative Agent or any Lender or any branch or Affiliate of Agent, Administrative Agent or such Lender to any tax (except Excluded Taxes), fee, deduction, duty, withholding, levy, impost or other charge or reduction of any nature, on or with respect to, or which Agent, Administrative Agent or such Lender in its sole discretion deems applicable or attributable to this Agreement, any Note, any of the other Loan Documents, its Commitment or its pro rata share of the Loans, or interest, fees or other amounts attributable thereto or to any of the foregoing; or

                (ii) changes the basis of taxation of payments to any Lender or any branch or Affiliate of such Lender of principal of and/or interest on such share of the Loans and/or other fees and amounts payable hereunder or under any of the Loan Documents or with respect hereto or thereto (including in any event imposition of or change in any withholding taxes, but excluding any Excluded Taxes); or

               (iii) imposes upon, modifies, requires, makes or deems applicable to any Lender, or any of its branches or Affiliates, any regular, special, supplementary or other reserve or deposit requirement, insurance assessment or similar requirement against or affecting any assets held by, or liabilities of, or deposits with or for the account of, such Lender or such branch or Affiliate, with respect to or which Agent or such Lender in its sole discretion deems applicable or attributable to this Agreement, any Note, any of the other Loan Documents, its Commitment or its pro rata share of the Loans, or interest, fees or other amounts attributable thereto or to any of the foregoing; or

                (iv) imposes, modifies or deems applicable any condition or requirement upon or causes in any manner the addition of any supplement to, or increase of any kind to, the capital or cost base of Agent, Administrative Agent or any Lender or such branch or Affiliate, for extending or maintaining its Commitment or its pro rata share of the Loans which results in an increase in the capital requirement supporting such Commitment or its pro rata share of the Loans, or imposes upon, modifies, requires, makes or deems applicable to Agent, Administrative Agent or such Lender or any such branch or Affiliate any capital requirement, increased capital requirement or similar requirement, with respect to or which Agent, Administrative Agent or such Lender in its sole discretion deems applicable or attributable to this Agreement, any Note, any of the other Loan Documents, its Commitment or its pro rata share of the Loans, or interest, fees or other amounts attributable thereto or to any of the foregoing; or

                 (v) imposes upon Agent, Administrative Agent or any Lender or any branch or Affiliate of Agent, Administrative Agent or such Lender any other conditions with respect to, or allocable or attributable in good faith by Agent, Administrative Agent or the Lender to, this Agreement, any Note, any of the other Loan Documents or such share of the Loans or its Commitment hereunder or such interest, fees or other amounts;

  and the result of any of the foregoing, based solely upon the good faith determination and allocation by Agent, Administrative Agent or any Lender, as the case may be, of costs, decreased benefits and/or reduced amount of payments, is to increase the cost or decrease the benefit, in any way, to Agent, Administrative Agent or such Lender, as the case may be, or any branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, of funding or maintaining its Commitment or its share of the Loans hereunder or of holding any Collateral, or to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by Agent, Administrative Agent or such Lender, as the case may be, or any branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, or to require Agent, Administrative Agent or such Lender, as the case may be, or any branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, to make any payment, then and in any such case:

            (1) Agent, Administrative Agent or such Lender, as the case may be, shall promptly notify Borrower and the other Lenders in writing of the happening of such event;

            (2) Agent, Administrative Agent or such Lender, as the case may be, shall promptly deliver to Borrower and the other Lenders a certificate stating the change or event which has occurred or the reserve or capital requirements or other conditions which have been imposed on Agent, Administrative Agent or such Lender, as the case may be, or branch or Affiliate of Agent, Administrative Agent or such Lender, as the case may be, or the request, recommendation, guideline or policy with which it has complied, together with the date thereof, the amount of such increased cost, decreased benefit or reduction payment; and

            (3) Borrower shall pay Agent, Administrative Agent or such Lender, as the case may be, promptly on demand such an amount or amounts as:

                 (A)  in the case of events referred to in clauses (i),
            (ii), (iii) and (v) and, if applicable, clause (iv) above, shall be sufficient to compensate it or such branch or Affiliate for all such increased costs and/or payments and/or decreased benefits, and/or reduced amount of payment; and/or

                 (B)  in the case of events referred to in clause
            (iv) above, shall be an amount equal to the reduction, as reasonably determined by Agent, Administrative Agent or such Lender, as the case may be, in the after-tax rate of return on Agent's, Administrative Agent's or such Lender's capital resulting from any such capital or increased capital or similar requirement, all as certified by Agent, Administrative Agent or such Lender or Lenders, as the case may be, in said written notice to Borrower. Such certification shall be conclusive and binding on Borrower absent manifest error.

            The certificate of Agent, Administrative Agent or such Lender as to the additional amounts payable pursuant to this Section 2.12 delivered to Borrower shall constitute prima facie evidence of the amount thereof. Agent, Administrative Agent and each Lender agree to use reasonable efforts, as determined by Agent, Administrative Agent or such Lender, as the case may be, to avoid or minimize the payment by Borrower of any additional amounts under this Section 2.12. The protection provided by this Section 2.12 shall be available to Agent, Administrative Agent and each Lender regardless of any possible contention of invalidity or inapplicability of the Requirement of Law, interpretation, recommendation, guideline, policy or event or condition which has been imposed or has occurred. In the event that after Borrower shall have paid any additional amount under this Section 2.12 with respect to the Loans Agent, Administrative Agent or such Lender shall have successfully contested such Requirement of Law, interpretation, recommendation, guideline, policy or event or condition then, to the extent that Agent, Administrative Agent or such Lender will be placed in the same position it was in prior to the incurrence of the increased cost or reduction in amount received or receivable (on an after-tax basis), but without giving effect to interest which may have been earned on the additional amount paid by Borrower (but with interest to the extent actually earned by Agent, Administrative Agent or such Lender, as the case may be, on such amount as determined by Agent, Administrative Agent or such Lender, as the case may be), Agent, Administrative Agent or such Lender, as the case may be, shall refund to Borrower such additional amount (with such interest, if any).

            2.13. Change in Law Rendering Eurodollar Loans or Alternate Rate Loans Unlawful; Failure to Give Notice of Continuation.

            (a) Notwithstanding anything to the contrary herein contained, in the event that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof by any Governmental Authority charged with the administration thereof, in any case adopted, issued or effective after the date hereof, (i) shall make it unlawful for any Lender to fund any portion of the Eurodollar Loans or to give effect to its obligations as contemplated hereby with respect to its making or maintaining its pro rata share of the Eurodollar Loans, or (ii) shall make it unlawful for any Lender to fund any portion of the Alternate Rate Loans or to give effect to its obligations as contemplated hereby with respect to its Commitment or making or maintaining its pro rata share of the Alternate Rate Loans, such Lender shall, upon the happening of such event, notify Agent, Administrative Agent, the other Lenders and Borrower thereof in writing stating the reason therefor and the effective date of such event, and (x) upon the effectiveness of any such event referred to in clause (i) above, the obligation of such Lender to make or maintain its pro rata share of the Eurodollar Loans to Borrower shall forthwith be suspended for the duration of such illegality and during such illegality such Lender shall, upon payment of any amounts owing under Section 2.15 with respect to such conversion, convert its share of the Eurodollar Loans to Alternate Rate Loans or (upon effectiveness of any such event referred to in clause (ii) and during the continuance of such event) Base Rate Loans, and (y) upon the effectiveness of any such event referred to in clause (ii), the obligation of such Lender to make or maintain its pro rata share of the Alternate Rate Loans to Borrower shall forthwith be suspended for the duration of such illegality and during such illegality such Lender shall, upon payment of any amounts owing under Section 2.15 with respect to such conversion, convert its share of the Alternate Rate Loans to Base Rate Loans. If and when such illegality with respect thereto ceases to exist, such suspension shall cease and such affected Lender shall similarly notify Agent, Administrative Agent, the other Lenders and Borrower and the Alternate Rate Loan or Base Rate Loan into which such share of the Eurodollar Loans or Alternate Rate Loans (as applicable) was converted pursuant to this Section 2.13 was converted to a Eurodollar Loan or Alternate Rate Loan, respectively, on the first day of the next succeeding Interest Period.

            (b) If Borrower fails to give a valid Notice of Continuation/Conversion in respect of any portion of a Eurodollar Loan which is not repaid in accordance with the terms hereof at the end of the relevant Interest Period in respect thereto, such portion shall be converted automatically into Base Rate Loans; provided that if Borrower subsequently gives a valid Notice of Continuation/Conversion in respect of such Base Rate Loans, such Base Rate Loans shall be converted into Eurodollar Loans in accordance with the requirements for a continuation/conversion under Section 2.5.

            (c) If any Loan is converted to an Alternate Rate Loan pursuant to this Section 2.13, Borrower and Lenders, acting through Administrative Agent, shall enter into negotiations in good faith with a view to agreeing upon a substitute basis for determining the rate or rates of interest from time to time applicable to such Loan, which shall be acceptable to each Lender, and the rate or rates so determined shall constitute the Alternate Rate for that Loan from the date of such conversion. If, however, Borrower and Majority Lenders fail to agree to such substitute basis within thirty (30) days after such conversion, such Loan shall be deemed to have been converted to a Base Rate Loan, effective from the date of such conversion.

            2.14. Eurodollar Availability. (a) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for the Eurodollar Loans, Administrative Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrower) that U.S. Dollar deposits in the amount of the principal amount of the Eurodollar Loans which is to have such Interest Period are not generally available in the London interbank market, or that the rate at which such U.S. Dollar deposits are being offered will not accurately reflect the cost to any of the Lenders of making or funding such principal amount of such Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, Administrative Agent shall, as soon as practicable thereafter, give written or telephonic notice (which telephonic notice shall be followed immediately with a notice by facsimile telecopy) of such determination to Agent, the Lenders and Borrower and (i) such principal amount of such Eurodollar Loans shall automatically be converted, as of the last day of the Interest Period during which such determination is made, to Alternate Rate Loans subject to the last sentence of this paragraph and
  (ii) any request by Borrower for such Eurodollar Loans pursuant to
  Section 2.3 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Administrative Agent to Borrower and the Lenders), be deemed a request for the making of Alternate Rate Loans. If at any time Administrative Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrower) that any contingency has occurred which adversely affects the London interbank market or that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof or other circumstance affecting the Lenders or the London interbank market makes the funding of the Eurodollar Loans impracticable, Administrative Agent shall, as soon as practicable thereafter, give written or telephonic notice (which telephonic notice shall be followed immediately with a notice by facsimile telecopy) of such determination to Agent, the Lenders and Borrower and (i) the Eurodollar Loans shall automatically be converted, as of the last day of each Interest Period during which such determination is made and in each case in respect of the principal amount of the Eurodollar Loans having an Interest Period ending on such date, to Alternate Rate Loans, subject to the last sentence of this paragraph, and (ii) any request by Borrower for the Eurodollar Loans pursuant to Section 2.3 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Administrative Agent to Borrower, Agent and the Lenders), be deemed a request for the making of Alternate Rate Loans. If, in the circumstances specified in this paragraph or in Section 2.13,

  Administrative Agent determines that no reasonable alternate source of funding for the Eurodollar Loans, or no reasonable basis for determining the Alternate Rate, is available or practicable, Administrative Agent shall promptly so notify the other Lenders, Agent and Borrower thereof and any notice of borrowing under Section 2.3 shall be deemed rescinded and each principal amount of the Eurodollar Loans, if outstanding, having an Interest Period then current, together with all interest thereon, shall be due and payable by Borrower on the last day of the Interest Period then applicable to it.

            (c) If any Loan is converted to an Alternate Rate Loan pursuant to this Section 2.14, Borrower and Lenders, acting through Administrative Agent, shall enter into negotiations in good faith with a view to agreeing upon a substitute basis for determining the rate or rates of interest from time to time applicable to such Loan, which shall be acceptable to each Lender, and the rate or rates so determined shall constitute the Alternate Rate for that Loan from the date of such conversion. If, however, Borrower and Majority Lenders fail to agree to such substitute basis within thirty (30) days after such conversion, such Loan shall be deemed to have been converted to a Base Rate Loan, effective from the date of such conversion.

            2.15. Indemnities. Borrower shall indemnify each Lender on demand for, from and against any actual loss or expense (including but not limited to any loss or expense sustained or incurred in liquidating or employing or redeploying deposits from third parties acquired to effect or maintain any Loan or any portion thereof) which such Lender or its branch or Affiliate may sustain or incur as a consequence of (i) any default in payment or prepayment of the principal amount of any Loan or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise), (ii) the effect of the occurrence of any Event of Default upon any Loan, (iii) the payment or prepayment of any principal amount of any Loan or the conversion of any portion of any Eurodollar Loan to Alternate Rate Loans or Base Rate Loans on any day other than the last day of an Interest Period or the payment of any interest on such Loan, or portion thereof, on a day other than an Interest Payment Date for the Loan or (iv) any failure of Borrower to accept or make a borrowing of the Loans or continue or convert a Loan after delivery of a notice requesting a Loan under Section 2.3 or, as the case may be, a notice requesting a continuation or conversion under
  Section 2.5 or any failure by Borrower to satisfy any of the conditions precedent to the making of Loans hereunder after it has requested the borrowing thereof (other than any such conditions that are waived in accordance with the provisions hereof). The determination of each Lender of any amount payable under this Section 2.15 shall, in the absence of manifest error, be conclusive and binding upon Borrower.

            2.16  Eligible Mortgages and Eligible Properties.

            (a)  "Eligible Mortgage" means each Mortgage Interest where
  (i) the requirements of Section 2.16(c) in respect of such Mortgage Interest are met, (ii) the Mortgagor in respect of such Mortgage Interest is not in default under any payment obligation or in any material respect under any other Contractual Obligation between such Mortgagor and Borrower, including without limitation any Mortgage Interest Agreement, any note payable by such Mortgagor to Borrower or any Lease, (iii) there has been no Ineligibility Event or Insolvency Event with respect to such Mortgagor or any Credit Support Obligor for such Mortgage Interest, (iv) there has been no Cash Flow Event with respect to such Mortgaged Property, (v) there shall have been no Notice of Deficiency regarding such Mortgaged Property which has not been cured or withdrawn, and (vi) no Credit Support Obligor in respect of such Mortgage Interest is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit Support Obligor to Borrower, including without limitation any Lease, Mortgage Interest Agreement or Credit Support Agreement.

            (b) "Eligible Property" means each Property which is leased to an Operator pursuant to a Lease approved in all respects by Agent, provided (i) the requirements of Section 2.16(c) in respect of such Property are met, (ii) it is not a Property the Operator of which has failed to exercise any renewal option under the Lease thereof prior to the expiration of that option (and no replacement Lease with that or another Operator has been signed), (iii) the Operator thereof has executed and delivered a Non-Disturbance Agreement for that Property,
  (iv) there shall have been no Notice of Deficiency regarding such Property which has not been cured or withdrawn, (v) such Operator is not in default under any payment obligation or in any material respect under any other Contractual Obligation between such Operator and Borrower, including without limitation such Lease, any other Lease or any Mortgage Interest Agreement, (vi) there has been no Ineligibility Event or Insolvency Event with respect to such Operator or any Credit Support Obligor for the Lease of such Property, (vii) there has been no Cash Flow Event with respect to such Property, and (viii) no Credit Support Obligor for the Lease of such Property is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit Support Obligor to Borrower, including without limitation any Lease, Mortgage Interest Agreement or Credit Support Agreement. Notwithstanding the foregoing, in the case of any Property that would qualify as an Eligible Property as of the First Borrowing Date but for the failure of the Operator to have executed and delivered a Non-Disturbance Agreement, such failure shall not preclude such Property from being an Eligible Property; provided that if the Operator thereof has not delivered a Non-Disturbance Agreement within ninety (90) days of the First Borrowing Date such Property shall thereafter cease to be an Eligible Property until all of the requirements for qualifying as an Eligible Property have been met, including clause (iii) of the definition of Eligible Property.

            (c) (x) No Mortgage Interest shall be an Eligible Mortgage unless the following are true, correct and accurate in all material respects on any relevant date (to the extent applicable) in relation to that Mortgage Interest, the Mortgaged Property covered thereby and the Mortgagor, any Credit Support Obligor, any Mortgage Interest Agreement and any Credit Support Agreement for that Mortgage Interest, and (y) no Property shall be an Eligible Property unless the following are true, correct and accurate in all material respects on any relevant date (to the extent applicable) in relation to that Property, any Operator or Lease for that Property and any Credit Support Obligor or Credit Support Agreement relating to any such Lease:

            (i) No MAC. There has been no MAC in respect of such (A) Property (or any Operator or Credit Support Obligor for the Lease thereof), or (B) Mortgaged Property (or any Mortgagor or Credit Support Obligor for the Mortgage Interest Agreements in respect thereof), in each case since December 31, 1992 or, if later, the date on which Borrower acquired an interest in such Property or Mortgaged Property other than, in each case, a MAC which has ceased to be in effect.

           (ii)  Operator and Credit Support Obligors; Compliance with
       Law.

                 (A) To the knowledge of Borrower, the Operator (in the case of a Property) and the Mortgagor (in the case of a Mortgage Interest) (i) has full power and authority and the legal right to own, lease (or sublease) and operate (as applicable) the properties it operates and to conduct the business in which it is currently engaged with respect to any Properties and Mortgaged Properties, as applicable, (ii) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership, lease (or sublease) or operation of any Properties and Mortgaged Properties requires such qualification, and (iii) is in compliance with all Requirements of Law applicable to the Properties and Mortgaged Properties operated by it, or applicable to the operation thereof except to the extent that the failure to comply therewith is not reasonably likely to cause, in the aggregate, a MAC.

                 (B) To the knowledge of Borrower, each Credit Support Obligor in respect of such Property or Mortgage Interest (A) has full power and authority and legal right to conduct the business in which it is presently engaged and to perform its obligations under the Credit Support Agreements to which it is a party, and (B) is in compliance with all requirements of law except to the extent that the failure to comply therewith is not reasonably likely to cause a MAC.

          (iii) No Material Litigation. To the knowledge and belief of Borrower, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge and belief of Borrower, threatened by or against any of the Operators or Mortgagors of such Property or Mortgage Interest or against any of their respective properties (a) with respect to this Agreement or the other Loan Documents, the Leases or the Mortgage Interest Agreements with respect to such Property or Mortgage Interest, or any of the transactions contemplated hereby or thereby, or (b) relating to such Property, such Mortgage Interest or the ownership or the operation thereof or the conduct of business thereon as presently conducted, which, in the case of either (a) or (b), is reasonably likely to cause a MAC.

           (iv)  [Intentionally Omitted]

            (v)  Ownership of Mortgage Interests and Property; Liens.

                 (A) In the case of a Mortgage Interest, Borrower has good record, marketable and indefeasible title to such Mortgage Interest. In the case of a Property which is a Fee Interest, Borrower has good record, marketable and indefeasible fee simple absolute title to such Fee Interest. In the case of a Property which is a Leasehold Interest, Borrower has good record and marketable title to such Leasehold Interest. In the case of a Mortgage Interest in respect of which all or any part of the Mortgaged Property is a fee interest in land and/or buildings, structures, improvements and fixtures, the Mortgagor with respect to such Mortgaged Property has good record, marketable and indefeasible fee simple absolute title to such Mortgaged Property. In the case of a Mortgage Interest in respect of which all or any part of the Mortgaged Property is a leasehold estate, the Mortgagor with respect to such Mortgaged Property has good record and marketable title to such leasehold estate. In each of the foregoing cases, such title shall be free and clear of all Liens and other matters affecting title except for (i) certain mortgages and security interests granted to Barclays Bank, PLC, as agent, pursuant to the Amended and Restated Mortgage, Deed of Trust, Open-End Mortgage, Security Agreement, Fixture Filing and Financing Statement, dated as of August 31, 1989 (the "Barclays Mortgage") described in the Title Reports listed in Schedule 3, which mortgages and security interests shall have been terminated as provided in
            Section 4.1(z), and (ii) such other matters affecting title as are set forth in the Title Report for each such Property or in the Title Report for each such Mortgage Interest and Mortgaged Property.

                 (B) The buildings, structures, and other improvements located on such Property or Mortgaged Property are in good operating condition and repair (ordinary wear and tear which are not such as to materially and adversely affect the operations of the business conducted thereon, excepted), free of any material structural or engineering defects known to Borrower on the date hereof (except for defects which are in the process of being repaired or removed and which would not be reasonably likely to cause a MAC with respect to such Property or Mortgaged Property) and are suitable for their present uses.

                 (C) All water, sewer, gas, electricity, telephone and other utilities serving such Property or Mortgaged Property are supplied directly to such Property or Mortgaged Property by public utilities and enter such Property or Mortgaged

            Property through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public easements which inure to Borrower's benefit (in the case of a Property) or Mortgagor's benefit (in the case of a Mortgaged Property). All of such utilities are presently installed and operating and are in good and safe condition. All material assessments for public improvements that have been made against such Property or Mortgaged Property have been paid or provided for, except that in the case of any assessments that are payable in installments, all installments due as of the date hereof have been paid or provided for.

                 (D) Borrower and, to the knowledge and belief of Borrower, the Operator (in the case of a Property) or Mortgagor (in the case of a Mortgaged Property), have not received notice of any pending, threatened or contemplated condemnation proceeding or similar taking affecting such Property, Mortgaged Property, or any portion thereof or any sale or other disposition of such Property, Mortgaged Property or any portion thereof in lieu of condemnation or similar taking.

                 (E) All certificates of occupancy, permits, licenses, franchises, approvals and authorizations (collectively, the "Real Property Permits") from all Governmental Authorities having jurisdiction over such Property or Mortgaged Property or any portion thereof, the absence of which could materially impair the use of such Property or Mortgaged Property for the purposes for which it is currently used, and from all insurance companies and fire rating and similar boards and organizations required to have been issued to Borrower or the Operator (in the case of a Property) or Mortgagor (in the case of a Mortgaged Property) to enable such Property or Mortgaged Property or any portion thereof to be lawfully occupied and used as currently so occupied or used have been issued and are in full force and effect. Borrower has not received or been informed by a third party, including any Operator or Mortgagor, of the receipt by it of any notice from any Governmental Authority having jurisdiction over such Property or Mortgaged Property or any portion thereof or from any insurance company or fire rating or similar board or organization threatening a suspension, revocation, modification or cancellation of any Real Property Permit, except as disclosed to Agent in writing prior to the date hereof.

                 (F) Each of the Leases, Mortgage Interest Agreements and Credit Support Agreements with respect to such Property or Mortgaged Property is in full force and effect and is a legally valid and binding obligation of Borrower and the other parties thereto. None of such Leases, Mortgage Interest Agreements or Credit Support Agreements has been renewed, amended, modified or terminated, nor has there been any material change in or waiver of any obligation of any

            Operator, Mortgagor or Credit Support Obligor contained in any such Lease, Mortgage Interest Agreement or Credit Support Agreement nor any set-off or counterclaim asserted by any Operator, Mortgagor or Credit Support Obligor, that in any such case could result in a MAC. Borrower has not mortgaged, pledged or otherwise encumbered any of such Leases or Mortgage Interest Agreements or its right to obtain rental, interest or other payments thereunder except for the Barclays Mortgage which will be discharged on the First Borrowing Date, and except for Liens permitted by Section 6.8. Borrower has not collected any rents becoming due under any of the Leases in respect of such Property or Mortgaged Property more than 30 days in advance (except an amount equal to one month's installment of rent under any such Lease). No notice of termination under any such Lease is outstanding. No notice of acceleration under any such Mortgage Interest Agreement or
            Credit Support Agreement is outstanding.   As to such Leases,
            Borrower has performed all of its repair and maintenance obligations (if any) and, to the knowledge and belief of Borrower, each Operator and Mortgagor under each such Lease and Mortgage Interest Agreement to which it is a party has performed all of its repair and maintenance obligations.

                 (G) In the case of a Property, there have not been any alterations to such Property, nor have there been any encumbrances, encroachments or other survey matters affecting such Property, in each case, after the date of the most recent Survey of such Property furnished to Agent that would result in a change to such Survey. In the case of a Mortgage Interest, to the knowledge of Borrower, there have not been any alterations to the Mortgaged Property covered thereby, nor any encumbrances, encroachments or other survey matters affecting such Mortgaged Property, in each case, after the date of the most recent Survey of such Mortgaged Property furnished to Agent that would result in a change to such Survey.

           (vi) No Burdensome Restrictions. To Borrower's knowledge and belief, no Contractual Obligation of the Operator (in the case of a Property) or the Mortgagor (in the case of a Mortgage Interest) and no Requirement of Law currently has a MAC, or insofar as Borrower may reasonably foresee may have a MAC.

          (vii) Compliance with Environmental Laws. Except as specifically set forth in the environmental reports for such Property or Mortgaged Property delivered to Agent and listed on
       Schedule 4, to the knowledge of Borrower, the Operator (in the case of a Property) and the Mortgagor (in the case of a Mortgage Interest) is in compliance with all applicable statutes, laws, rules, regulations and orders of all Governmental Authorities relating to environmental protection, pollution control and Hazardous Materials and with respect to the conduct of its business and the ownership of its properties, except for such noncompliance which would not result in imposition of Liens, fines, penalties, injunctive relief or other civil or criminal liabilities or which, in the aggregate, could not have a MAC; and there is no contamination at, under or about such Property or Mortgaged Property which could interfere in a manner that would be reasonably likely to have a MAC with the continued operation of such Property or Mortgaged Property.

         (viii) Pollution; Hazardous Materials. In connection with the acquisition and ownership of its interests in such Property or Mortgage Interest, Borrower has made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to such Property or, in the case of a Mortgage Interest, the Mortgaged Property covered thereby as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Facility. Except (a) Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Property or Mortgaged Property as a health care facility, including, without limitation, petroleum used for heating oil and certain medications and (b) Hazardous Materials that are not reasonably likely to result in an MAC in respect of such Property or Mortgage Interest or to have a material adverse effect on the value of such Property or Mortgage Interest as security for the Loans, there are not, and, to the knowledge of Borrower based upon the inquiries described in the immediately preceding sentence, were not previously, any Hazardous Materials present in the air, soil, surface water or groundwater at such Property or Mortgaged Property and no Hazardous Materials are used in the operation of such Property or Mortgaged Property. Borrower is not aware of any claim or notice of violation, alleged violation, noncompliance, liability or potential liability relating to any Property or Mortgaged Property nor any judicial proceedings or governmental or administrative actions pending or, to the knowledge of Borrower, threatened, to which Borrower would be named a party in connection with any Property or Mortgaged Property which, if adversely determined, would be reasonably likely to result in a MAC.

           (ix) Medicare and Medicaid Certification. Subject to such exceptions which, in the aggregate, are not reasonably likely to have a MAC, to the best knowledge of Borrower after reasonable investigation, (x) in the case of a Mortgage Interest, the Mortgagor with respect to the covered Mortgaged Property, and (y) in the case of a Property, the Operator for that Property, (a) is validly licensed under applicable law to operate such Property or Mortgaged Property and to conduct the business in which it is currently engaged, (b) has received any applicable Certificate of Need, Determination of Need or similar approval, and any amendments or supplements, and such approvals are in full force and effect,
       (c) (except where participation in Medicare or Medicaid is deemed undesirable in the reasonable business judgment of the Operator or Mortgagor) is validly certified or approved for participation in Medicare and Medicaid by the applicable federal and state authorities and is a party to provider agreements with respect to its participation in Medicare and Medicaid, which provider agreements are in full force and effect, in each case only to the extent that such Property or Mortgaged Property is of a character eligible for participation in Medicare or Medicaid, and (d) no proceedings have been initiated or notices issued to suspend or revoke any such license, approval, certification or provider agreement, except for notices of deficiency which are issued and corrected in the ordinary course of business.

            (x) Environmental Assessment Reports. In the case of a Property or a Mortgage Interest, Agent shall have received from Borrower copies of environmental reports on such Property or Mortgage Property, each such report being dated (i) not earlier than November 1, 1988, in the case of Facilities acquired before the date of this Agreement, or (ii) within 6 months prior to its becoming subject to a Mortgage (in the case of a Property) or prior to its becoming an Eligible Mortgage hereunder, in the case of all Mortgaged Properties covered by an Eligible Mortgage. In the case of all such reports identified in clause (ii) above, such reports shall consist of phase I environmental audits and, if so recommended in such audits, phase II and other additional audits. In each case, Agent shall have received evidence satisfactory to it that all recommendations contained in any such report or audit shall have been implemented, except where a failure to implement any such recommendations in the aggregate is not reasonably likely to cause a MAC.

           (xi) Materials Provided to Agent. Borrower has satisfied the requirements of paragraphs (d)(ii), (d)(iii), (e), (g), (i), (j),
       (k), (l), (m), (n), (o), (w) and (bb) of Section 4.1 in respect of such Property, or such Mortgage Interest and the Mortgaged Property covered thereby, as the case may be, without, in any case, giving effect to Section 4.2(b).

            SECTION 3.  REPRESENTATIONS AND WARRANTIES

            In order to induce the Lenders to enter into this Agreement and to make the Loans herein provided for, Borrower hereby covenants, represents and warrants to Agent, Administrative Agent and each Lender that:

            3.1. Financial Condition. The balance sheet of Borrower as at December 31, 1991 and December 31, 1992 and the related statements of income, stockholders' equity and cash flows for the fiscal years ended on such dates, certified by Ernst & Young, copies of which have heretofore been furnished to Agent, are complete and correct and present fairly the financial condition of Borrower as at such dates, and stockholders' equity and cash flows for the fiscal years then ended.
  The unaudited balance sheet of Borrower as at March 31, 1993, June 30, 1993 and September 30, 1993 and the related unaudited statements of income, stockholders' equity and cash flows for the three month period ended on March 31, 1993, on June 30, 1993 and on September 30, 1993 certified by a Responsible Officer, copies of which have heretofore been furnished to Agent, are complete and correct and present fairly the financial condition of Borrower as at such date, and the stockholders' equity and cash flows for the three month period then ended (subject to normal year-end audit adjustment). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Borrower has no material Contingent Obligation, contingent liabilities or liability for taxes, long-term lease or unusual forward or long-term commitment, which is not reflected in the foregoing statements or in the notes thereto. Borrower has previously delivered to Agent copies of (i) Greenery's annual report on Form 10-K for the fiscal year ended September 30, 1992 filed with the Commission and a copy of Greenery's quarterly reports on Form 10-Q for the fiscal quarters ended December 31, 1992, March 31, 1993 and June 30, 1993 filed with the Commission, and (ii) Horizon's annual report on Form 10-K for the fiscal year ended May 31, 1993 filed with the Commission and a copy of Horizon's quarterly report on Form 10-Q for the fiscal quarter ended August 31, 1993 filed with the Commission.

            3.2. No Material Adverse Effect. Since December 31, 1992 (a) there has been no Material Adverse Effect, and no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect and (b) no dividends or other distributions have been declared the payment of which could result in a Default or Event of Default nor have any Common Shares, Preferred Shares or other equity securities of Borrower been redeemed, retired, purchased or otherwise acquired for value by Borrower.

            3.3. Existence; Borrower's Compliance with Law. Borrower (a) is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland, (b) has full power and authority and the legal right to own its property, to lease (as lessee) the property that it leases as lessee, to lease (as lessor) or sublease the property it owns and/or leases (as lessee) and to conduct the business in which it is currently engaged, (c) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business require such qualification, and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            3.4. Operator, Advisor, Credit Support Obligors; Compliance with Law.

            (a) To the best knowledge of Borrower, each Operator and Mortgagor (i) has full power and authority and the legal right to own, lease (or sublease) and operate (as applicable) the properties it operates and to conduct the business in which it is currently engaged with respect to any Facility, (ii) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership, lease (or sublease) or operation of any Facility requires such qualification, and (iii) is in compliance with all Requirements of Law applicable to the Facilities operated by it, or applicable to the operation thereof except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (b) To the best knowledge of Borrower, the Advisor (i) has full power and authority and legal right to conduct the business in which it is presently engaged and to perform its obligations under the Advisory Agreement, (ii) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification, and (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (c) To the best knowledge of Borrower, the Credit Support Obligors (i) have full power and authority and legal right to conduct the business in which they are presently engaged and to perform their obligations under the Credit Support Agreements to which they are parties, and (ii) are in compliance with all Requirements of Law, except, in the case of clauses (i) and (ii), to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            3.5. Power; Authorization; Enforceable Obligations. Borrower has the power and authority and the legal right to make, deliver and perform each of the Loan Documents and to borrow hereunder and has taken all necessary action to authorize the borrowings hereunder, and the grant of the Liens securing such borrowings, on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of each of the Loan Documents other than such filings with the Attorney General of the Commonwealth of Massachusetts as have been made. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. This Agreement has been, and each other Loan Document will be (subject to the terms of the Pledge Escrow Agreement and the Security Documents Escrow Agreement), duly executed and delivered on behalf of Borrower and this Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

            3.6. No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of Borrower, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens for the benefit of Lenders expressly contemplated by this Agreement and the Security Documents.

            3.7. No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge and belief of Borrower, threatened by or against Borrower or against any of its properties or revenues or, to the best knowledge and belief of Borrower, by or against any of the Operators and Mortgagors or against any of their respective properties
  (a) with respect to this Agreement or the other Loan Documents, the Leases, the Mortgage Interest Agreements, or any of the transactions contemplated hereby or thereby, or (b) relating to the Properties, the Mortgaged Properties or the ownership or the operation thereof or the conduct of business thereon as presently conducted, which, in the case of (a) or (b), is reasonably likely to have, in the aggregate, a Material Adverse Effect.

            3.8. No Default. Borrower is not in default under or with respect to any Contractual Obligation in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

            3.9.  Ownership of Mortgage Interests and Property; Liens.

            (a) In the case of a Mortgage Interest, Borrower has good record, marketable and indefeasible title to such Mortgage Interest. In the case of a Property which is a Fee Interest, Borrower has good record, marketable and indefeasible fee simple absolute title to such Fee Interest. In the case of a Property which is a Leasehold Interest, Borrower has good record and marketable title to such Leasehold Interest. In the case of a Mortgage Interest in respect of which all or any part of the Mortgaged Property is a fee interest in land and/or buildings, structures, improvements and fixtures, the Mortgagor with respect to such Mortgaged Property has good record, marketable and indefeasible fee simple absolute title to such Mortgaged Property. In the case of a Mortgage Interest in respect of which all or any part of the Mortgaged Property is a leasehold estate, the Mortgagor with respect to such Mortgaged Property has good record and marketable title to such leasehold estate. In each of the foregoing cases, such title shall be free and clear of all Liens and other matters affecting title except for
  (i) the mortgages and security interests granted to Barclays Bank, PLC, as agent, pursuant to the Amended and Restated Mortgage, Deed of Trust, Open-End Mortgage, Security Agreement, Fixture Filing and Financing Statement, dated as of August 31, 1989 (the "Barclays Mortgage") in the Properties described in Schedule 3, which mortgages and security interests shall have been terminated as provided in Section 4.1(z),
  (ii) such other matters affecting title as are set forth in the Title Report for each such Eligible Property or in the Title Report for each Eligible Mortgage and Mortgaged Property covered by an Eligible Mortgage, and (iii) such other matters not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (b) The buildings, structures, and other improvements located on each Facility are in good operating condition and repair (ordinary wear and tear which are not such as to materially and adversely affect the operations of the business conducted thereon, excepted), free of any material structural or engineering defects known to Borrower on the date hereof and are suitable for their present uses, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (c) All water, sewer, gas, electricity, telephone and other utilities serving each Facility are supplied directly to such Facility by public utilities and enter such Facility through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public easements which inure to Borrower's benefit (in the case of a Facility in which Borrower has a Fee Interest) or a mortgagor's or beneficiary's benefit (in the case of a Facility in which Borrower is a mortgagor or beneficiary, as applicable, of a loan secured in whole or in part by a Lien on a Facility), subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All of such utilities are presently installed and operating and are in good and safe condition, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All material assessments for public improvements that have been made against the Facilities have been paid or provided for, except that in the case of any assessments that are payable in installments, all installments due as of the date hereof have been paid or provided for, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (d) Borrower and, to the best knowledge and belief of Borrower, the Operators and Mortgagors, have not received notice of any pending, threatened or contemplated condemnation proceeding or similar taking affecting the Facilities, or any portion thereof, or any sale or other disposition of the Facilities or any portion thereof in lieu of condemnation or similar taking, in each case, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (e) All Real Property Permits from all Governmental Authorities having jurisdiction over the Facilities or any portion thereof, the absence of which could materially impair the use of any Facility for the purposes for which it is currently used, and from all insurance companies and fire rating and similar boards and organizations required to have been issued to Borrower or any Operators and Mortgagors of such Facility, as the case may be, to enable such Facility or any portion thereof to be lawfully occupied and used as currently so occupied or used have been issued and are in full force and effect, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. Borrower has not received or been informed by a third party, including the Operators and Mortgagors of the Facilities, of the receipt by it of any notice from any Governmental Authority having jurisdiction over the Facilities or any portion thereof or from any insurance company or fire rating or similar board or organization threatening a suspension, revocation, modification or cancellation of any Real Property Permit, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (f) Borrower has heretofore made available to Agent true, correct and complete copies of each Lease, Mortgage Interest Agreement and Credit Support Agreement relating to all Eligible Properties and all Eligible Mortgages (other than the Credit Support Agreements with respect to the Property known as Monterey Nursing Home in Grove City,
  Ohio) each of which as of the First Borrowing Date is included in
  Schedule 2. Each of the Leases, Mortgage Interest Agreements and Credit Support Agreements relating to Properties and Mortgage Interests (including Properties which are not Eligible Properties and Mortgage Interests which are not Eligible Mortgages) is in full force and effect and is a legally valid and binding obligation of Borrower and the other parties thereto, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. Borrower has not mortgaged, pledged or otherwise encumbered any of the Leases or Mortgage Interest Agreements or its right to obtain rental, interest or other payments thereunder except for the Barclays Mortgage which will be discharged on the First Borrowing Date, and except for Liens permitted by Section 6.8. Borrower has not collected any rents becoming due under any Lease more than 30 days in advance (except an amount equal to one month's installment of rent under a Lease). All rent and other sums and charges payable by any Operator under each Lease to which it is a party are current, no notice of default or termination under any such Lease is outstanding, no termination event or condition or uncured default on the part of an Operator exists under any Lease, and no event of default has occurred which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition or uncured default on the part of Borrower or the Operators (as the case may be), subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All payments required from any Mortgagor under any Mortgage Interest Agreement to which it is a party are current, no notice of default or acceleration under any such Mortgage Interest Agreement is outstanding, no default or condition or uncured default on the part of the Mortgagor exists under any Mortgage Interest Agreement, and no event of default has occurred which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition or uncured default on the part of the Mortgagor, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All payments required from any Credit Support Obligor in respect of any Credit Support Agreement for the Lease of an Property or for a Mortgage Interest are current, no notice of default or acceleration under any such Credit Support Agreement is outstanding, and no default or condition or uncured default on the part of such Credit Support Obligor exists under any such Credit Support Agreement, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. As to all of the Leases, Borrower has performed all of its repair and maintenance obligations (if any) and, to the best knowledge and belief of Borrower, each Operator and Mortgagor under each Lease and Mortgage to which it is a party has performed all of its repair and maintenance obligations, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (g) Borrower has good record and marketable title in fee simple to or valid mortgage interests in all its real property, other than the Properties and Mortgaged Properties, as to which Borrower has made the representation set forth in subsection (a) of this Section 3.9, and good title to all its other property other than the Properties, and none of such property is subject to any Lien for borrowed money as of the date hereof, except for (i) the Barclays Mortgage which mortgage and any security interest granted thereunder shall have been terminated as provided in Section 4.1(z), any mortgage or similar instrument given to secure the obligations of Borrower under the Prior Term Loan Agreement and Liens permitted by Section 6.8, (ii) Liens permitted pursuant to clause (ii) or (iii) of Section 6.8, and (iii) exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            3.10. No Burdensome Restrictions. No Contractual Obligation of Borrower or, to Borrower's best knowledge and belief, of any of the Operators and Mortgagors and no Requirement of Law currently has a Material Adverse Effect, or insofar as Borrower may reasonably foresee may have a Material Adverse Effect.

            3.11. Taxes. Borrower has filed or caused to be filed all tax returns which to the best knowledge and belief of Borrower are required to be filed, and has paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower); and no tax Liens have been filed and, to the knowledge of Borrower, no claims are being asserted with respect to any such taxes, fees or other charges.

            3.12. Federal Regulations. Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. If requested by Agent, Borrower will furnish to Agent and each Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

            3.13. Employees. Borrower has no employees and has never engaged any employees.

            3.14. ERISA. No ERISA Affiliate has been, since July 1, 1974, an "employer", as defined in Section 3(5) of ERISA, in respect of any Plan or making contributions to any Multiemployer Plan.

            3.15. Status as REIT. Borrower is organized in conformity with the requirements for qualification as a real estate investment trust under the Code. Borrower's failure to elect to be treated as a real estate investment trust under the Code for its fiscal year ended December 31, 1986 has not and will not have any Material Adverse Effect. Borrower has met all of the requirements for qualification as a real estate investment trust under the Code for its fiscal years ended December 31, 1991 and 1992. Borrower is in a position to qualify for its current fiscal year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

            3.16. Restrictions on Incurring Indebtedness. Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" as defined in, or otherwise subject to, regulation under the Public Utility Holding Company Act of 1935. Borrower is not subject to regulation under any federal or state statute or regulation which limits its ability to incur the indebtedness described in this Agreement.

            3.17. Subsidiaries. Borrower has no Subsidiaries at the date hereof.

            3.18. Compliance with Environmental Laws. Except as specifically set forth in the environmental reports delivered to Agent and listed on Schedule 4 or otherwise set forth on Schedule 4, Borrower and, to the best knowledge of Borrower, each Operator and each Mortgagor of the Facilities is in compliance with all applicable statutes, laws, rules, regulations and orders of all Governmental Authorities relating to environmental protection, pollution control and Hazardous Materials and with respect to the conduct of its business and the ownership of its properties, except for such noncompliance which would not result in imposition of Liens, fines, penalties, injunctive relief or other civil or criminal liabilities and which, in the aggregate, could not have a Material Adverse Effect. Borrower shall comply (in respect of each Property) with all of the provisions of Article 33 of the form of Mortgage attached hereto as Exhibit E-1 to be complied with by the "Mortgagor" (whether or not such Property is covered by a Mortgage which has been released from escrow pursuant to the Security Documents Escrow Agreement).

            3.19. Pollution; Hazardous Materials. In connection with the acquisition and ownership of its interests in the Properties and Mortgage Interests, Borrower has made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to each Facility as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Facility. Except as specifically set forth in the environmental reports delivered to Agent and listed on Schedule 4 or otherwise set forth on
  Schedule 4 and except for such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect, there are not, and, to the knowledge of Borrower after diligent inquiry, were not previously, any Hazardous Materials present in the air, soil, surface water or groundwater at any Facility and no Hazardous Materials (except Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Facility as a health care facility, including, without limitation, petroleum used for heating oil and certain medications) are used in the operation of any Facility. Borrower is not aware of any claim or notice of violation, alleged violation, noncompliance, liability or potential liability relating to any Facility nor any judicial proceedings or governmental or administrative actions pending or, to the knowledge of Borrower, threatened, to which Borrower would be named a party in connection with any Facility which, if adversely determined, would be reasonably likely to result in a Material Adverse Effect.

            3.20. Securities Laws. None of the Common Shares, Preferred Shares or other equity securities of Borrower has been issued in violation of the Securities Act of 1933, as amended, or the securities or "blue sky" or other applicable laws or regulations of any applicable jurisdiction.

            3.21. Declaration of Trust, By-Laws, Advisory Contract, etc. The copies of the Declaration of Trust and By-Laws of Borrower and the Advisory Contract which have been furnished to Agent are true, correct and complete copies thereof as in effect on the date of this Agreement.

            3.22.  Disclosures.  The financial statements referred to in
  Section 3.1 do not, nor does this Agreement, the other Loan Documents, or any other written statement furnished by or on behalf of Borrower to any Lender in connection with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit a material fact necessary to make the statement contained therein or herein not misleading.

            3.23. Medicare and Medicaid Certification. Subject to such exceptions which, in the aggregate, are not reasonably likely to have a Material Adverse Effect, to the best knowledge of Borrower after reasonable investigation, each Operator with respect to each of the Properties that it operates, and each Mortgagor with respect to each of the Mortgaged Properties that it owns, (a) is validly licensed under applicable law to operate such Property or Mortgaged Property and to conduct the business in which it is currently engaged, (b) has received any applicable Certificate of Need, Determination of Need or similar approval, and any amendments or supplements, and such approvals are in full force and effect, (c) (except where participation in Medicare or Medicaid is deemed undesirable in the reasonable business judgment of the Operator or Mortgagor) is validly certified or approved for participation in Medicare and Medicaid by the applicable federal and state authorities and is a party to provider agreements with respect to its participation in Medicare and Medicaid, which provider agreements are in full force and effect, in each case only to the extent that such Property or Mortgaged Property is of a character eligible for participation in Medicare or Medicaid, and (d) no proceedings have been initiated or notices issued to suspend or revoke any such license, approval, certification or provider agreement, except for notices of deficiency which are issued and corrected in the ordinary course of business.

            3.24. Offering, Etc., of Securities. Neither Borrower nor any agent with the authority of Borrower has offered any securities similar to the Notes, nor solicited any offer to buy any such securities, in a manner which would render the offering, sale or issuance of the Notes subject to the registration requirements of the Securities Act of 1933, as amended.

            SECTION 4.  CONDITIONS PRECEDENT

            4.1. Conditions to Loans. The obligation of each Lender to make a Loan hereunder on the First Borrowing Date and, subject to
  Section 4.2, on each Subsequent Borrowing Date, is subject to the satisfaction of the following conditions precedent on each such date:

            (a) Note. Agent shall have received for the account of each Lender a Note conforming to the requirements hereof and executed by a duly authorized officer of Borrower.

            (b) Representations and Warranties. The representations and warranties made by Borrower herein or made by any Person in the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with any of the Loan Documents, shall be true, correct and accurate in all material respects on and as of the Borrowing Date for the Loan as if made on and as of such date unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier dates.

            (c) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the Loan to be made on the Borrowing Date.

            (d) Legal Opinion. Agent shall have received, with a counterpart for each Lender, a favorable opinion of (i) Messrs. Sullivan & Worcester, counsel to Borrower, (ii) local counsel admitted to practice law in each of the States where any of the Properties are located (including Properties which are not Eligible Properties) stating that the taking of an unrecorded mortgage on property within such State will not invalidate or render unenforceable the indebtedness secured by such unrecorded mortgage, (iii) local counsel admitted to practice law in each of the States where any of the Eligible Properties and Mortgaged Properties covered by Eligible Mortgages are located, substantially in the form attached as Exhibit L, together with such assumptions, qualifications and variations as are reasonably customary in the relevant jurisdiction and are reasonably acceptable to Agent, and
  (iv) counsel to the Advisor, in each case, addressed to Agent and the Lenders and dated the Borrowing Date, and in form and substance satisfactory to Agent; provided that Agent in its sole discretion may accept written assurances satisfactory to it in lieu of the opinion described in clause (ii) of this Section 4.1(d).

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






            (e) Appraisals. Agent shall have received copies of Appraisals for each of the Eligible Properties and Mortgaged Properties covered by Eligible Mortgages.

            (f) Organizational Documents. Agent shall have received certified copies of the Declaration of Trust, Bylaws and all resolutions of the Board of Trustees of Borrower approving this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby, and of all documents evidencing other necessary corporate action and approvals, if any, of Governmental Authorities with respect to this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

            (g) Good Standing and Existence. Agent shall have received certificates of the appropriate governmental officials of the State of Maryland and of any other State where Borrower conducts business, and in each jurisdiction in which a Relevant Operator or Mortgagor operates an Eligible Property or a Mortgaged Property covered by an Eligible Mortgage, dated not more than 30 days prior to the date of the borrowing, to the effect that Borrower and the applicable Relevant Operator or Mortgagor (in the case of jurisdictions in which such Relevant Operator or Mortgagor operates an Eligible Property or Mortgaged Property covered by an Eligible Mortgage) is validly existing and is in good standing with respect to payment of franchise and similar taxes and is duly qualified to transact business therein; provided that Agent may in its sole discretion waive any of the requirements of this clause (g).

            (h) Advisory Agreement. Agent shall have received copies of the Advisory Agreement certified by a Responsible Officer.

            (i) Leases; Mortgages; Credit Support Agreements. Agent shall have completed a review of the Leases, the Credit Support
  Agreements and the Mortgage Interest Agreements in respect of Eligible Properties and Eligible Mortgages, all of which shall be satisfactory in form and substance to Agent and its counsel.

            (j) Properties. Agent shall have received such information and access to the Eligible Properties and Mortgaged Properties covered by Eligible Mortgages as it shall have requested and shall be satisfied with such information and access.

            (k) Evidence of Compliance. Agent shall have received such evidence, in form and substance satisfactory to Agent and its counsel, that each of Borrower, each Relevant Operator, each Relevant Mortgagor, the Advisor and each of the Eligible Properties and Mortgaged Properties covered by Eligible Mortgages are and have been at all relevant times in all respects in compliance with all applicable zoning, building, environmental and Hazardous Material, and other Requirement of Law, in each case subject to such exceptions as are not reasonably likely to have a MAC with respect to any Eligible Property or Eligible Mortgage, such evidence to consist of a certificate of a Responsible Officer of Borrower confirming such compliance.


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






            (l) Health Care Licenses, etc. Agent shall have received for each Eligible Property and each Mortgaged Property covered by an Eligible Mortgage (i) to the extent available, a copy of a current OSCAR Report (full facility profile) issued by the applicable state health regulatory agency in each state where such Eligible Property or Mortgaged Property covered by an Eligible Mortgage is located and
  (ii) copies of current licenses in Borrower's possession for the operation of such Eligible Property or Mortgaged Property as a health care facility. Borrower shall use all reasonable efforts to obtain copies of any such licenses not in Borrower's possession promptly after the relevant Borrowing Date and deliver such copies to Agent, but in any event shall deliver such copies no later than 60 days after the relevant Borrowing Date.

            (m) Insurance. With respect to each Eligible Property and each Eligible Mortgage, Agent shall have received binders or certificates (to the extent available to Borrower) with respect to all insurance required to be maintained by the Operators pursuant to the Leases, the Mortgages or any of the other Loan Documents or by the Mortgagors pursuant to any Mortgage Interest Agreement, the Mortgages or any of the other Loan Documents. Borrower shall use all reasonable efforts to obtain copies of any such binders or certificates not available to Borrower promptly after the relevant Borrowing Date and deliver such binders or certificates to Agent, but in any event shall deliver such copies no later than 60 days after the relevant Borrowing Date.

            (n)  Security Documents and Instruments.

                 (i) Agent shall have received (A) an original copy of the Subordination Agreement duly executed by the Advisor, an original copy of the Security Documents Escrow Agreement duly executed by Borrower and Security Documents Escrow Agent, and an original copy of the Pledge Escrow Agreement duly executed by Borrower and Pledge Escrow Agent; (B) all necessary consents relating to the execution of the Security Documents from third parties (including, without limitation, the consent of and estoppel certificate from the lessor in respect of any Leasehold Interest to the mortgaging by Borrower of such interest) so that the same shall be valid and not result in any violation of any Contractual Obligation running in favor of such third party; and (C) all satisfactions of mortgages, termination statements under the Uniform Commercial Code and other instruments releasing Liens or security interests in favor of third parties and other encumbrances as may be required to be released or discharged pursuant to the terms of this Agreement or Title Reports or other evidence satisfactory to Agent evidencing the satisfaction or discharge of such Liens, security interests and other encumbrances.

                 (ii) Agent shall have received evidence satisfactory to it that Borrower shall have delivered to Pledge Escrow Agent, to hold in accordance with the Pledge Escrow Agreement, (A) originals of each of the Subject Notes (as such term is defined in the Collateral Assignment) (but, in the case of Mortgage Interests which are not Eligible Mortgages, only to the extent available) and any stock certificates or other "instruments" (as such term is defined in the Uniform Commercial Code in effect in the State of New York) that are pledged to Borrower pursuant to the Credit Support Agreements assigned to Administrative Agent pursuant to the Collateral Assignment, (B) originals of the Subject Mortgages (as such term is defined in the Collateral Assignment) (but, in the case of Mortgage Interests which are not Eligible Mortgages, only to the extent available), (C) copies of any of the other Mortgage Interest Agreements or other Credit Support Agreements assigned to Administrative Agent pursuant to the Collateral Assignment, all of which shall be listed on Schedule I, II or III of the Collateral Assignment and (D) originals (but only to the extent available) of any Credit Support Agreements in respect of any of the leases to the extent that the same constitute "instruments" under the provisions of the Uniform Commercial Code in effect in the State of New York.

                 (iii) Agent shall have received evidence satisfactory to it that Borrower shall have delivered to Security Documents Escrow Agent, to hold in accordance with the Security Documents Escrow Agreement, the following agreements and documents: an original copy of a Mortgage covering each Property (other than that certain Leasehold Interest commonly known as Palm Springs Health Care, 227 South Sunrise Way, Palm Springs, California 92262) duly executed and acknowledged by Borrower and in proper form for recording, an original copy of an Assignment of Mortgage in respect of each Mortgage Interest duly executed and acknowledged by Borrower and in proper form for recording, an original copy of an Assignment of Lease in respect of each Property (other than that certain Leasehold Interest commonly known as Palm Springs Health Care, 227 South Sunrise Way, Palm Springs, California 92262) duly executed and acknowledged by Borrower and in proper form for recording, an original copy of the Collateral Assignment duly executed by Borrower and Administrative Agent, the Financing Statements duly executed by Borrower and, if required, by Administrative Agent, in proper form for filing, an original copy of each Power of Attorney duly executed and acknowledged by Borrower and in proper form for recording, and all other documentation (without duplication of documents described in clauses (i) or (ii) of this Section 4.1(n)) which Agent deems appropriate to obtain and maintain a first priority unperfected Lien for Administrative Agent and the Lenders and giving Administrative Agent and the Lenders the ability to perfect such Lien without further action or consent being required from Borrower, in favor of Administrative Agent and the Lenders on each Property (other than that certain Leasehold Interest commonly known as Palm Springs Health Care, 227 South Sunrise Way, Palm Springs, California 92262), Mortgage Interest, Lease, Credit Support Agreement and all other relevant items of Collateral, each duly executed by Borrower, and the same shall be in full force and effect and shall grant or create the rights, powers, priorities, remedies and benefits contemplated herein or therein, as the case may be.

            (o) Title Reports, Surveys and UCC Search. Agent shall have received and approved (i) the Title Report and the Survey in respect of each Eligible Property and Mortgaged Property covered by an Eligible Mortgage, and (ii) in the case of the initial Loans only, a UCC Search but only in the jurisdiction where Borrower has its principal place of business.

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






            (p) No Material Adverse Effect. No Material Adverse Effect specified in clause (a)(i), (b), (c)(i) or (d) of the definition thereof shall have occurred since December 31, 1992.

            (q) Solvency of Borrower. Both after and immediately before the making of the Loan on the Borrowing Date, Borrower shall be Solvent.

            (r) Compensation. All obligations of Borrower to pay fees and provide compensation and reimbursement of costs and expenses to Agent, Administrative Agent and the Lenders or their designees as of the Borrowing Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

            (s) Legality of Loans. The making of the Loans hereunder by the Lenders and the acquisition of the Notes shall be permitted as of the Borrowing Date by all applicable Requirements of Law and shall not subject any Lender to any penalty or other onerous condition in or pursuant to any such Requirement of Law or result in a Material Adverse Effect.

            (t) Borrowing Certificate. Administrative Agent shall have received, with a counterpart for each Lender, a Notice of Borrowing, dated the Borrowing Date, substantially in the form of Exhibit H, with appropriate insertions and attachments satisfactory in form and substance to Agent and its counsel, executed by a Responsible Officer.

            (u) Real Property List. Agent shall have received from a Responsible Officer a list of all Facilities owned by Borrower or in which Borrower has an interest, identifying the nature of such interest and the Appraised Value, if available, relating thereto and specifying in respect of each Facility each of the following:

            (i) whether as of the date hereof such Facility is (A) an Eligible Property or a Mortgaged Property covered by an Eligible Mortgage, (B) a Property which is neither an Eligible Property nor a Mortgaged Property covered by a Mortgage Interest Agreement which is an Eligible Mortgage, or (C) a Facility which is subject to a Lien of one or more financial institutions permitted pursuant to clause (ii) or (iii) of Section 6.8 (in which case Borrower shall specify the nature of such Lien and the amount secured thereby);

            (ii) in respect of each Eligible Property, the acquisition cost of Borrower in respect of such Eligible Property; and

            (iii) in respect of each Eligible Mortgage, the then outstanding principal amount due to Borrower from the Relevant Mortgagor in respect of such Eligible Mortgage.

            (v) Environmental Assessment Reports. Agent shall have received from Borrower copies of environmental reports on all the Properties (including Properties which are not Eligible Properties) and Mortgaged Properties but only those covered by Eligible Mortgages, each such report being dated (i) not earlier than November 1, 1988, in the case of Facilities acquired before the date of this Agreement, or

                                      64
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  (ii) within 6 months prior to its becoming subject to a Mortgage (in the case of a Property) or prior to its becoming an Eligible Mortgage hereunder, in the case of all Mortgaged Properties covered by an Eligible Mortgage. In the case of all such reports identified in clause
  (ii) above, such reports shall consist of phase I environmental audits and, if so recommended in such audits, phase II and other additional audits. In each case, Agent shall have received evidence satisfactory to it that all recommendations contained in any such report or audit shall have been implemented except (x) in the case of a report or audit in respect of an Eligible Property or a Mortgaged Property covered by an Eligible Mortgage, where a failure to implement any such recommendations in the aggregate is not reasonably likely to cause a MAC, and (y) in the case of any other report or audit, where a failure to implement any such recommendations in the aggregate is not reasonably likely to cause a Material Adverse Effect.

            (w) Non-Disturbance Agreements. Each Relevant Operator shall have delivered to Administrative Agent and Administrative Agent shall have delivered to each Relevant Operator executed copies of the Non-Disturbance Agreements with respect to the Leases; provided that for any Lease in respect of any Eligible Property as of the First Borrowing Date, executed copies of the Non-Disturbance Agreement with respect to such Lease may be delivered at any time up until the ninetieth (90th) day following the First Borrowing Date.

            (x) Borrowing Base. After the making of the Loans on any Borrowing Date, the aggregate principal amount of all Loans outstanding shall not exceed the Maximum Aggregate Availability, the aggregate principal amount of all General Corporate Loans outstanding shall not exceed the lesser of $20,000,000 or 16% of the Maximum Aggregate Availability and Agent and Administrative Agent shall have received a Borrowing Base Certificate dated as of a date not more than five (5) Business Days prior to the relevant Borrowing Date to such effect.

            (y)  Intentionally Omitted

            (z) Barclays Bank PLC. Borrower shall have irrevocably directed Administrative Agent to pay to Barclays Bank PLC (as Agent under the Prior Loan Agreement) an amount equal to the principal, accrued interest and all other amounts outstanding under the Prior Loan Agreement (which agreement shall not have been amended after the date hereof) out of the proceeds of the initial Loans hereunder, in payment of all principal outstanding under the Prior Loan Agreement, and Barclays Bank PLC shall have delivered all documents necessary to release the Liens securing the Prior Loan Agreement.

            (aa) Merger of Greenery into Horizon. Greenery shall have merged into Horizon, and Horizon shall be the surviving entity of such merger.

            (bb) Additional Matters. Agent shall have received such other approvals, opinions or documents as it may reasonably request and all documents and legal matters in connection with the transactions


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  contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to Agent and its counsel.

            Notwithstanding the foregoing, with respect to any Property leased by ECA, ECA Nebraska or ECA Holdings as of the First Borrowing Date or any Mortgage Interest covering a Mortgaged Property that is owned by ECA, ECA Nebraska or ECA Holdings as of the First Borrowing Date, none of the foregoing conditions precedent shall be required to be satisfied with respect to such Property or such Mortgage Interest as of the First Borrowing Date; provided that such Property or Mortgage Interest is not required to be an Eligible Property or Eligible Mortgage included in the Borrowing Base in order to satisfy Section 4.1(x) on the First Borrowing Date (after giving effect to the initial Loans made on the First Borrowing Date); and provided further that all such conditions precedent, to the extent they would otherwise be applicable to such Property or Mortgage Interest but for this paragraph, shall be satisfied no later than the earlier of (x) thirty (30) days after the First Borrowing Date or (y) the first Subsequent Borrowing Date when such Property or Mortgage Interest is required to be an Eligible Property or Eligible Mortgage included in the Borrowing Base in order to satisfy
  Section 4.1(x) on such Subsequent Borrowing Date (after giving effect to the Loans made on such Subsequent Borrowing Date).

            4.2.  Subsequent Borrowings.  Notwithstanding Section 4.1,

            (a) the provision by or on behalf of Borrower to Agent on each Subsequent Borrowing Date of evidence in form and substance satisfactory to the Agent that no material change has occurred to the relevant date in respect of the facts, circumstances or laws relevant to the conditions precedent set forth in paragraphs (d)-(h), (k), (v)-(w) and (z)-(bb) of Section 4.1 shall constitute satisfaction of such conditions on such Borrowing Date; provided that if the conditions which would be required to be satisfied by Section 4.1 but for the preceding provisions of this Section 4.2(a) relate to a Facility, Operator, Mortgagor, Credit Support Obligor or any other Person or matter in respect of which such conditions have not previously been satisfied in accordance with Section 4.1, then the preceding provisions of this
  Section 4.2(a) shall not apply to the extent of the information described in those conditions; and

            (b) where Borrower requests a Loan hereunder (other than a General Corporate Loan or a Loan to be made on the First Borrowing Date) to acquire an interest in a Facility, which interest is not required to be an Eligible Property or Eligible Mortgage included in the Borrowing Base in order to satisfy Section 4.1(x) on the date such Loan is made (after giving effect to such Loan), paragraphs (d)(iii), (e), (g), (i),
  (j), (k), (l), (m), (n), (o), (v), (w) and (bb) of Section 4.1 shall not apply in respect of such Property or Mortgage Interest to the making of such Loan.

            SECTION 5.  AFFIRMATIVE COVENANTS




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            Borrower hereby agrees that, so long as the Commitments remain in effect, any Note remains Outstanding and unpaid or any other amount is owing to the Lenders hereunder, Borrower shall:

            5.1. Financial Statements. Furnish to Administrative Agent, with sufficient copies for each Lender:

            (a) as soon as available, but in any event within ninety days after the end of each fiscal year of Borrower and within one hundred thirty-five days after the end of each fiscal year of each Relevant Operator and Mortgagor and Relevant Credit Support Obligor, a copy of each of the following (except for any thereof to the extent none of the Leases, Mortgage Interest Agreements or Credit Support Agreements requires the provision of any of the following to Borrower within such period, in respect of which Borrower's obligation to furnish copies to each Lender shall be satisfied by furnishing copies as soon as practicable after Borrower receives one or more copies thereof): the audited balance sheet prepared on a consolidated basis for Borrower and for each Relevant Operator and Mortgagor and Relevant Credit Support Obligor, each as at the end of such year and the related statements or income, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, certified without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing; and

            (b) as soon as available, but in any event not later than forty-five days after the end of each of the first three quarterly periods of each fiscal year of Borrower and not later than seventy-five days after the end of each of the first three quarterly periods of each fiscal year of each Relevant Operator, Relevant Mortgagor, Relevant Credit Support Obligor and each Operator that is a public company, copies of each of the following (except for any thereof to the extent none of the Leases, Mortgage Interest Agreements or Credit Support Agreements requires the provision of any of the following to Borrower within such period, in respect of which Borrower's obligation to furnish copies to each Lender shall be satisfied by furnishing copies as soon as practicable after Borrower receives one or more copies thereof): the unaudited balance sheet prepared on a consolidated basis for Borrower and for each Relevant Operator, Relevant Mortgagor, Relevant Credit Support Obligor and each Operator that is a public company, each as at the end of each such quarter and the related unaudited statements of income, stockholders' equity and cash flows for such quarterly period and the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of such entity as being fairly stated and complete and correct in all material respects (subject to normal year-end audit adjustments); all such financial statements referred to in clauses (a) and (b) above to be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).


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






            5.2.  Certificates; Other Information.  Furnish to
  Administrative Agent, with sufficient copies for each Lender:

            (a) concurrently with the delivery of the financial statements of Borrower referred to in Section 5.1(a) above, a certificate of Borrower's independent certified public accountants certifying such financial statements of Borrower stating that in making the examination necessary therefor, no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

            (b) concurrently with the delivery of Borrower's financial statements referred to in Section 5.1(a) and (b) above, a certificate of a Responsible Officer (i) stating that, to the best of such officer's knowledge, Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Loan Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, and
  (ii) showing in detail the calculations supporting such statement in respect of Sections 6.1(a), 6.1(b) and 6.1(c);

            (c) within ten days of the end of each month after the First Borrowing Date, a Borrowing Base Certificate as at the end of such month signed by a Responsible Officer;

            (d) within five days of receipt thereof, copies of any financial statements or other information furnished to Borrower pursuant to the Leases, Mortgage Interest Agreements and/or Credit Support Agreements in respect of Eligible Properties and Eligible Mortgages;

            (e) within forty-five days after the end of each calendar quarter following the First Borrowing Date, a written report signed by a Responsible Officer describing in reasonable detail any acquisitions or dispositions of any Fee Interests or Mortgage Interests by Borrower or any other material property of Borrower which shall include, without limitation (i) in the case of acquisitions of property, a description of
  (A) the geographic area and type of property, (B) the current and anticipated cash flow from the property, (C) the operators of such property and (D) financing of the acquisition, (ii) with respect to dispositions of property, a description of (A) the amount and use of proceeds from such disposition and (B) the reasons for the disposition, and (iii) a copy of any appraisals of the property acquired or disposed of;

            (f) within 30 days prior to the first day of each fiscal year of Borrower, a copy of the projections by Borrower of the operating budget and cash flow of Borrower for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such officer has no reason to believe they are incorrect or misleading in any material respect;

            (g) promptly after the same are sent, copies of all financial statements and reports which Borrower sends to its holders of Common

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






  Shares, Preferred Shares or other equity securities, and promptly after the same are filed by Borrower and within ten days after the same are filed by any Relevant Operator, Relevant Mortgagor or Relevant Credit Support Obligor copies of all financial statements and reports which Borrower or any Relevant Operator, Relevant Mortgagor or Relevant Credit Support Obligor may make to, or file with, the Commission or any successor or analogous Governmental Authority; and

            (h) promptly, such additional financial and other information respecting the financial or other condition of the Relevant Operators, the Relevant Mortgagors, the Relevant Credit Support Obligors, the Advisor or Borrower or the status or condition of the Facilities or the operation thereof which Borrower is entitled to or can otherwise reasonably obtain as Agent may from time to time reasonably request.

            5.3. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature, except, in the case of Indebtedness other than that described in
  Section 7.1(e), when the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of Borrower.

            5.4. Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

            5.5. Leases and Mortgage Interests; Credit Support Agreements. (a) Maintain the Leases, Mortgage Interests and Credit Support Agreements in full force and effect and enforce the obligations of the Operators under the Leases, the Mortgagors under the Mortgage Interests and the Credit Support Obligors under the Credit Support Agreements in a timely manner and obtain the consent of Agent in connection with any materially adverse change in or waiver of any obligation of any Operator, Mortgagor or Credit Support Obligor contained in, or any right or remedy of Borrower under, any Lease, Mortgage Interest Agreement or Credit Support Agreement, including, without limitation, any renewal, amendment, modification or termination thereof, except to the extent that the failure to comply with this
  Section 5.5 with respect to Facilities which are not Eligible Properties or Eligible Mortgages could not, in the aggregate, have a Material Adverse Effect; and (b) give notice to Agent of each waiver, renewal, amendment, modification or termination of the Leases, Mortgage Interests and Credit Support Agreements in respect of any Eligible Property or Eligible Mortgage, together with a copy of such waiver, renewal, amendment, modification or termination. Notwithstanding anything to the contrary contained herein, Borrower shall in its sole discretion have the right to amend that certain Acquisition Agreement, Agreement to

  Lease and Mortgage Loan Agreement dated as of December 28, 1990 among Borrower, Hostmasters, Inc., AMS Holding Co., American Medical Services, Inc. ("AMS") and AMS Properties, Inc. in order to remove or amend any restrictions or covenants relating to, or to release the obligations of, GranCare, Inc. or any of the AMS Companies (as defined in such Acquisition Agreement) under such Acquisition Agreement other than AMS Properties, Inc. and GCI Health Care Centers, Inc.

            5.6. Maintenance of Property, Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain or cause the Operators of its Properties to maintain with financially sound and reputable insurance companies insurance on all such property as specified as being maintained by the "Mortgagor" in Sections 3.1 through 3.9 of the form of Mortgage attached hereto as Exhibit E-1 in respect of each Property (whether or not such Property is covered by a Mortgage that has been released from escrow pursuant to the Security Documents Escrow Agreement), except that those requirements contained in clause (h) of Section 5.15(b) of this Agreement shall only be applicable after a Perfection Event, and to cause the Mortgagors of each of its Mortgaged Properties to maintain comparable insurance. Borrower shall furnish to each Lender, upon written request, full information as to the insurance carried.

            5.7. Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Agent and/or Administrative Agent and, after the occurrence of a Default, any Lender, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired, and to discuss the business, operations, properties, prospects and financial and other condition of Borrower with officers and employees of Borrower and the Advisor and with its independent certified public accountants.

            5.8. Notices. Promptly, and in any event within ten Business Days after an officer of Borrower obtains knowledge thereof, give notice to Agent, Administrative Agent and each Lender:

            (a)  of the occurrence of any Default or Event of Default;

            (b) of (i) any default or event of default or termination under any Lease, Credit Support Agreement, Mortgage Interest Agreement or any other Contractual Obligation of or in favor of Borrower which could have a Material Adverse Effect and (ii) any litigation, investigation or proceeding which may exist at any time between Borrower or any Operator, Mortgagor or Credit Support Obligor and any Governmental Authority or other Person, which if adversely determined could have a Material Adverse Effect;

            (c) of any litigation or proceeding affecting Borrower, any Relevant Operator, any Relevant Mortgagor, or any Relevant Credit Support Obligor in which the amount involved is $100,000 or more and is

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






  not fully covered by insurance or in which injunctive or similar relief is sought;

            (d) of the following events, as soon as possible and in any event within 30 days after Borrower knows or has reason to know thereof (provided, however, that with respect to any Multiemployer Plan in which neither Borrower nor any ERISA Affiliate is a substantial employer Borrower shall only be deemed to have knowledge of facts concerning which it has actual knowledge): (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or (ii) the institution of proceedings or the taking or expected taking of any other action by PBGC or Borrower or any ERISA Affiliate to terminate or withdraw from any Plan, and in addition to such notice, deliver to each Lender whichever of the following may be applicable: (A) a certificate of the chief financial officer or treasurer of Borrower setting forth details as to such Reportable Event and the action that Borrower or ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice of such Reportable Event that may be required to be filed with PBGC, or (B) any notice delivered by PBGC evidencing its intent to institute such proceedings or any notice to PBGC that such Plan is to be terminated, as the case may be;

            (e) of the adoption by Borrower or any ERISA Affiliate of any Plan or of any Plans maintained by any Person that becomes an ERISA Affiliate after the date hereof;

            (f) of any Notice of Deficiency with respect to any Eligible Property or any Mortgaged Property covered by an Eligible Mortgage;

            (g) of any proposed transaction or event which may give rise to Net Property Proceeds, Net Mortgage Proceeds or Net Securities Proceeds;

            (h) of the occurrence or existence of any event or condition which could reasonably be expected to have, or which has had, a Material Adverse Effect;

            (i)  of the occurrence or existence of a Document Release
  Event; and

            (j) of the occurrence or existence of any event or condition which would cause any of the representations and warranties set forth in
  Section 3.9 to be untrue if repeated after the occurrence, or during the existence, of such event or condition.

  Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Borrower proposes to take with respect thereto. For all purposes of clause (d) of this Section, Borrower shall be deemed to have all knowledge or knowledge of all facts attributable to the administrator of such Plan.



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






            5.9. Appraisals. (a) From time to time during the term of this Agreement, Agent may, in its sole discretion, order an Appraisal of one or more of the Eligible Properties and/or Mortgaged Properties covered by Eligible Mortgages (in addition to the Appraisals delivered pursuant to Section 4.1). Any such Appraisal shall be at Borrower's cost if (i) Agent shall have obtained a letter from an expert appraiser or evaluator of real property or health care facilities to the effect that, or Agent shall otherwise in good faith have determined that, facts or circumstances exist, or changes in market conditions have occurred, as a result of which there exists a reasonable possibility that Appraisals of the Eligible Properties and Mortgaged Properties covered by Eligible Mortgages, might result in an aggregate valuation thereof reflecting a material loss of value as compared to the value thereof indicated in the original Appraisals for such Eligible Properties and Mortgaged Properties delivered to Agent pursuant to Section 4.1, or
  (ii) an Event of Default has occurred.

                 (b) At least 65 days prior to incurring Secured Debt or entering into an agreement pursuant to which Secured Debt could be incurred (with or without any requirement for the satisfaction of one or more conditions precedent), which in either case, would be likely to result in the occurrence of a Document Release Event, Borrower shall provide Agent and Administrative Agent with prior notice of its intention to incur such Secured Debt or enter into such an agreement.
  At any time after (a) Administrative Agent receives any such notice or
  (b) Administrative Agent obtains knowledge of a Document Release Event, Administrative Agent shall obtain, at Borrower's expense, FIRREA Appraisals on all Eligible Properties and Eligible Mortgages then being included in the Borrowing Base.

            5.10. Meetings. Within one hundred and fifty days after the end of each fiscal year of Borrower, one or more Responsible Officers of Borrower shall attend an annual informational meeting with the Lenders, for the purpose of answering reasonable questions of any Lender, Agent and/or Administrative Agent relating to the Facilities and/or the Loan Documents, to be held at Borrower's cost and at such time and place to be determined by Agent as is reasonably requested by Agent; provided that each Lender shall bear the costs of transportation and accommodation for any of its representatives attending such meeting.

            5.11. REIT Requirements. Operate its business at all times so as to satisfy or be deemed to have satisfied all requirements necessary to qualify as a real estate investment trust under Section 856 through 860 of the Code. Borrower will maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Borrower as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the Internal Revenue Service all returns and reports required thereby. Borrower will request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.



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






            5.12. Indemnification. Borrower agrees to indemnify, defend (with counsel selected by Agent) and hold Agent, Administrative Agent, Lenders and the directors, officers, shareholders, employees and agents of each of them harmless for, from and against any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, costs, expenses, disbursements, liabilities (including sums paid in settlements of claims), obligations, interest or losses, including attorneys' fees, consultant fees and expert fees, that arise at any time (including, without limitation, at any time after the payment of the Notes) directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in the air, soil, surface water or groundwater at or from the real property or any portion thereof with respect to a Facility, or any other real property in which Borrower has any interest (all of the foregoing real property shall be referred to collectively as the "Real Property"). Without limiting the generality of the foregoing, the indemnification provided by this Section shall specifically cover (i) costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any non-governmental Person, including any Operator or Mortgagor of a Facility, because of the presence, suspected presence, release or suspected release of Hazardous Material in the air, soil, surface water or groundwater at or from the Real Property; and
  (ii) costs incurred in connection with (A) Hazardous Material present or suspected to be present in the air, soil, surface water or groundwater at the Real Property before the date of this Agreement, or (B) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under or from the Real Property after the date of this Agreement, or (C) Hazardous Material present at the Real Property as a result of any release, discharge, disposal, dumping, spilling or leaking (accidental or otherwise) onto or from the Property before or after the date of this Agreement by any Person.

            5.13. Changes in GAAP. Borrower and the Lenders hereby agree that in the event of a change in GAAP which would cause the financial covenants set forth herein to provide less protection to the Lenders than presently provided for hereunder, such financial covenants shall be reset, in good faith, by the Majority Lenders to maintain the protection to the Lenders equivalent to that in place prior to such change and Borrower agrees to execute one or more amendments to this Agreement to effect such reset.

            5.14. Treatment Under Disclosure Documents. Borrower shall, to the extent appropriate in all documents filed with the Commission or other public filings, not fail to disclose the existence of the Security Documents Escrow Agreement and Pledge Escrow Agreement.

            5.15. Creation of Liens; Perfection of Security Upon Default or Event of Default; Release of Liens.

            (a) Promptly after acquiring any Property or Mortgage Interest that is not required to be included in the Borrowing Base in order to satisfy Section 4.1(x), Borrower shall: (i) deliver to Security Documents Escrow Agent, to hold in accordance with the Security Documents Escrow Agreement, or, following a Document Release Event, to the Administrative Agent, the following agreements and documents: an original copy of a Mortgage covering any such Property duly executed and acknowledged by Borrower and in proper form for recording, an original copy of an Assignment of Mortgage in respect of any such Mortgage Interest duly executed and acknowledged by Borrower and in proper form for recording, an original copy of an Assignment of Lease in respect of any such Property duly executed and acknowledged by Borrower and in proper form for recording, the Financing Statements duly executed by Borrower and, if required, by Administrative Agent, in proper form for filing, an original copy of a Power of Attorney for the Mortgage covering any such Property duly executed and acknowledged by Borrower and in proper form for recording, and all other documentation (without duplication of documents described in clauses (i) or (ii) of Section 4.1(n)) which Agent deems appropriate to obtain and maintain subject, in the case of any delivery prior to a Document Release Event, to the provisions of the Security Documents Escrow Agreement, a first priority unperfected Lien for Administrative Agent and the Lenders and giving Administrative Agent and the Lenders the ability to perfect such Lien, without further action or consent being required from Borrower, in favor of Administrative Agent and the Lenders on each such Property or Mortgage Interest and each Lease, Credit Support Agreement and all other relevant items of Collateral relating thereto, each duly executed by Borrower, and the same shall subject, in the case of documents to be delivered prior to a Document Release Event, to the provisions of the Security Documents Escrow Agreement, be in full force and effect and grant or create the rights, powers, priorities, remedies and benefits contemplated herein or therein, as the case may be; (ii) deliver to Agent (A) all necessary consents relating thereto from third parties (including, without limitation, the consent of and estoppel certificate from the lessor in respect of any Leasehold Interest to the mortgaging by Borrower of such interest) so that the same shall be valid and not result in any violation of any Contractual Obligation running in favor of such third party, and (B) all satisfactions of mortgages, termination statements under the Uniform Commercial Code and other instruments releasing Liens, security interests and other encumbrances as may be necessary or desirable in connection with the foregoing or Title Reports or other evidence satisfactory to Agent evidencing the satisfaction or discharge of such Liens, security interests and other encumbrances; and
  (iii) deliver to Pledge Escrow Agent, to hold in accordance with the Pledge Escrow Agreement, (A) originals of each of the Subject Notes (as such term is defined in the Collateral Assignment) in respect of such Mortgage Interest (but only to the extent available) and any stock certificates or other "instruments" (as such term is defined in the Uniform Commercial Code in effect in the State of New York) that are pledged to Borrower pursuant to the Credit Support Agreements in respect of such Mortgage Interest assigned to Administrative Agent pursuant to the Collateral Assignment, (B) originals of the Subject Mortgages (as such term is defined in the Collateral Assignment) in respect of such Mortgage Interest (but only to the extent available), (C) copies of any of the other Mortgage Interest Agreements or other Credit Support Agreements assigned in respect of such Mortgage Interest to Administrative Agent pursuant to the Collateral Assignment, all of which shall be listed on Schedule I, II or III of the Collateral Assignment and (D) originals (but only to the extent available) of any Credit Support Agreements in respect of any of the leases to the extent that the same constitute "instruments" under the provisions of the Uniform Commercial Code in effect in the State of New York.

            (b) Agent (i) at any time at the request of Majority Banks shall, and (ii) upon the occurrence of a Default or Event of Default may, direct the Administrative Agent to take such reasonable steps as are available to it to perfect the Liens under the Loan Documents (the giving of such direction, a "Perfection Event"). In addition, at the written request of Agent, which Agent (x) at any time at the request of Majority Banks shall, and (y) upon the occurrence of a Default or Event of Default may, give to Borrower, Borrower shall, at its expense, execute, deliver and file or record all documents and take all steps reasonably requested by Agent to perfect all Liens under the Loan Documents to the extent then unperfected and thereafter shall at its expense take all further steps reasonably necessary or appropriate to maintain the perfection and priority of such Liens, including the payment of all fees, charges and taxes (including any mortgage recording taxes) payable in connection therewith. In connection with such perfection, and without limitation, Borrower at its expense shall to the extent requested by Agent (a) cause the Operator under each Lease in respect of a Property to execute, deliver and record a Non-Disturbance Agreement; (b) deliver to Administrative Agent a Lender's Title Policy for each Mortgage dated as of the date of perfection of the Lien under such Mortgage and in the amount of the Appraised Value placed upon the Property covered by such Mortgage in the Appraisal for such Property delivered pursuant to clause (e) below; (c) deliver to Administrative Agent an endorsement to each policy of title insurance in favor of Borrower in respect of any Mortgaged Property, recognizing Administrative Agent as the collateral assignee of the interest of Borrower in such title policy and in the Mortgage Interest insured thereby as of the date of perfection of the Lien on such Mortgage Interest; (d) deliver to Administrative Agent a Survey no more than one month old of each Property, certified to Administrative Agent and the title company issuing the Lender's Title Policy; (e) deliver to Administrative Agent a current Appraisal in respect of each Property and Mortgaged Property; (f) deliver to Administrative Agent current environmental reports on all the Facilities, consisting of phase I environmental audits and, if so recommended in such audits, phase II and other additional audits together with evidence satisfactory to Agent that all material recommendations contained in any such report or audit shall have been implemented; (g) deliver to Administrative Agent a current UCC Search; and (h) deliver to Administrative Agent binders or certificates of insurance indicating that (i) Administrative Agent is an additional insured on each policy of liability insurance required to be maintained hereunder or under the Security Documents,

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  (ii) Administrative Agent is the loss payee on each policy of property insurance required to be maintained hereunder or under the Security Documents, and (iii) every insurance policy required to be maintained hereunder or under the Security Documents provides Administrative Agent with at least thirty (30) days' prior notice of cancellation, non-renewal or modification. In lieu of requesting Borrower to deliver the items set forth in clauses (a) through (h) of the immediately preceding sentence, Administrative Agent may obtain such items directly and require Borrower to reimburse Administrative Agent for all costs and expenses incurred in connection therewith.

            (c) Provided no Event of Default has occurred and is continuing and no default under any provision of the Loan Documents will result therefrom, Administrative Agent shall release or permit the release of any Liens and/or Security Documents to the extent necessary
  (x) to permit Borrower to make a conveyance, sale, lease or other disposal permitted under Section 6.3(b), (y) in conjunction with the granting of a first priority or other Lien by Borrower permitted under clause (iii) of Section 6.8 or (z) as otherwise required under the Loan Documents.

            5.16. Further Assurances. Borrower agrees that at any time, at the expense of Borrower, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted by any of the Loan Documents or to enable Administrative Agent to exercise and enforce its rights and remedies on behalf of itself, Agent and/or the Lenders with respect to any interests of Borrower subject to such security interest. If, under the laws of the jurisdiction in which the property covered by any Security Document is located, such Security Document shall expire or become unrecordable or unenforceable unless such Security Document is filed, recorded, continued or re-recorded within a certain period of time after its execution, then, not less than thirty (30) days prior to the date on which such Security Document would otherwise expire or become unrecordable or unenforceable, Borrower shall deliver to Security Documents Escrow Agent (if a Document Release Event shall not theretofore have occurred) or to Administrative Agent (after the occurrence of a Document Release Event) original copies of such Security Document executed, acknowledged and dated as of the date of delivery thereof and/or such continuation statements, continuation affidavits or similar instruments as Administrative Agent may reasonably require.

            5.17. California Title Endorsements. Within ten (10) Business Days after the occurrence of a Document Release Event, Borrower shall deliver evidence reasonably satisfactory to Agent and Administrative Agent that each Property located in the State of California that is covered by a Mortgage and each Mortgaged Property located in the State of California that is covered by a Mortgage Interest Agreement is a valid and legal lot for purposes of the California Subdivision Map Act. Borrower may satisfy this requirement by obtaining a California Subdivision Map Act Compliance Endorsement (CLTA Form 116.7) to the owner's policy of title insurance held by

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  Borrower covering any such Property or to the lender's policy of title insurance held by Borrower covering any such Mortgaged Property.

            SECTION 6.  NEGATIVE COVENANTS

            Borrower hereby agrees that, so long as the Commitments remain in effect or any Note remains Outstanding and unpaid or any other amount is owing to any Lender, Agent or Administrative Agent hereunder or under any other Loan Document, Borrower shall not directly or indirectly:

            6.1.  Financial Covenants.

            (a) Net Worth of Borrower. Suffer or permit its Tangible Net Worth at any time to be less than the aggregate of (i) $275,000,000, plus (ii) 80% of the Net Securities Proceeds of all issues of any Common Shares, Preferred Shares or other equity securities by Borrower in one or more transactions received after the date hereof.

            (b) Interest Coverage. Suffer or permit the ratio of EBI for any fiscal quarter to the Interest Charges of Borrower for such quarter to be less than 3 to 1.

            (c) Debt to Net Worth. Suffer or permit, as of the last day of each fiscal quarter after the date hereof, the ratio of Borrower's Total Liabilities to Borrower's Tangible Net Worth to be greater than 1 to 1.

            6.2.  Restricted Payments.

            (a)  Declare, make or pay any Restricted Payment except where
  (i) no Default or Event of Default is continuing either before or after giving effect to such Restricted Payment, (ii) Borrower has sufficient funds or availability under its credit facilities (including this Agreement) to pay the next installment of interest payable in respect of the Loans and (iii) immediately upon declaring, making or paying any such Restricted Payment a Responsible Officer shall certify to Administrative Agent in writing that Borrower is in compliance with each condition hereof with respect to the declaration, making or payment, as the case may be, of such Restricted Payment; or

            (b) directly or indirectly make any payment of Indebtedness of Borrower in contravention of the terms of any agreement or instrument subordinating or purporting to subordinate any rights to receive payments in respect of any Indebtedness of Borrower to any rights to receive payments under this Agreement.

            6.3.  Merger; Sale of Assets; Termination and Other Actions.

            (a) Cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or substantially all of the assets of Borrower, terminate, wind up, liquidate or dissolve its affairs or enter into any reorganization, merger or consolidation or take any other action whatsoever under or pursuant to Articles 6.15, 8.1, 8.2 and 8.5 of the Declaration of Trust or agree to do any of the

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  foregoing at any future time, or (b) convey, sell, lease or otherwise dispose of (i) any of the Properties, the Mortgage Interests or its other interests in Facilities or (ii) any substantial part of its property or assets (other than the Properties) unless, in the case of this clause (b), either (A) the consideration therefor shall be equal to the fair market value thereof and no default under any other provision hereof or under the Security Documents results therefrom or (B) such conveyance, sale, lease or other disposition is pursuant to the exercise of an option contained in a Lease.

            6.4. Transactions with Affiliates. Enter into or be a party to any transaction directly or indirectly with or for the benefit of any Affiliate of Borrower, other than (i) in the ordinary course of business and (ii) for fair consideration and on terms no less favorable to Borrower than are available in an arm's-length transaction from unaffiliated third parties and (iii) if the Independent Trustees determine in their reasonable good faith judgment that such transaction is in the best interests of Borrower based on full disclosure of all relevant facts and circumstances.

            6.5. Subsidiaries. Create, or permit to exist, any Subsidiary without the prior written consent of Agent.

            6.6. Accounting Changes. Make any significant change in accounting treatment and reporting practices, except as required by GAAP or with which Borrower's independent certified public accountants have agreed. Borrower will advise Agent sufficiently in advance of any proposed change to permit representatives of Agent to discuss the proposed change with the officers of Borrower.

            6.7. Change in Nature of Business. Make any material change in the nature of its business as presently conducted.

            6.8. No Liens. Suffer or permit after the date hereof any Lien on any Facility, Lease, Mortgage Interest, or Credit Support Agreement, whether superior or inferior to the Liens created by the Security Documents, except (i) the Liens set forth in the Title Reports,
  (ii) purchase money Liens upon or in property or mortgage loans acquired or held by Borrower in the ordinary course of business to secure the purchase price of such property or mortgage loans or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property or mortgage loans, (iii) Liens granted on any Property or Mortgage Interest to secure borrowings from one or more financial institutions, where the Net Securities Proceeds thereof are applied in prepayment of the Loans pursuant to the terms hereof and such Net Securities Proceeds are not less than 40% of the Allowed Value of such Property or Mortgage Interest (or the amount which would be the Allowed Value if each such Property were an Eligible Property and each such Mortgage Interest were an Eligible Mortgage) as at the date of incurrence of such Lien, (iv) Permitted Exceptions and (v) with respect to either (A) Properties that are not Eligible Properties or (B) Mortgaged Properties that are subject to Mortgage Interest Agreements which are not Eligible Mortgages only, Liens that are not created or


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  granted by Borrower, which Liens, in the aggregate, would not be reasonably likely to cause or create a Material Adverse Effect.

            6.9. Fiscal Year. Change the fiscal year end of Borrower from December 31 to any other date without the prior written consent of Agent.

            6.10. Chief Executive Office. Change the name of Borrower or the chief executive office of Borrower or the address where Borrower's books and records with respect to the Collateral are maintained unless Borrower has (a) given Administrative Agent at least 15 Business Days' prior written notice of any such change and (b) made all such filings and recordings necessary to maintain the priority and, if perfected in accordance with the terms hereof, perfection of the Liens in favor of the Lenders under the Loan Documents.

            6.11. Amendment of Certain Agreements. Amend, supplement or otherwise modify (a) the Advisory Agreement, or (b) the Declaration of Trust in a manner which would be reasonably likely to cause a Material Adverse Effect, in either case without the prior written consent of Agent.

            SECTION 7.  EVENTS OF DEFAULT

            7.1. Events of Default. Upon the occurrence of any of the following events (each an "Event of Default"):

            (a) Payments. Borrower shall fail to pay any principal of or interest on any Note, or any other amount payable hereunder, when due in accordance with the terms thereof or hereof; or

            (b) Representations and Warranties. Any representation or warranty made or deemed made by Borrower herein or by any Person in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

            (c) Certain Covenant Defaults. Borrower shall default in the observance or performance of any agreement contained in Section 6 of this Agreement, or the Advisor shall default in the observance or performance of any material provision of the Subordination Agreement; or

            (d) Certain Other Covenant Defaults. Borrower or any other party to any of the Loan Documents (other than Agent, Administrative Agent and the Lenders hereunder) shall default in the observance or performance of any other provision of this Agreement or any of the other Loan Documents, and such default shall continue unremedied for a period of 20 days; or

            (e) Cross-Default. Borrower shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in respect of money borrowed or Capitalized Lease Obligations or

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  incurred for the deferred purchase price of property or services or evidenced by a note, debenture or other similar written obligation to pay money, or in the payment of any Contingent Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Contingent Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Contingent Obligation to become payable; or

            (f) Qualification as REIT. Either Agent or the Majority Lenders shall have determined in good faith, and shall have so given notice to Borrower, that Borrower has at any time ceased to be in a position to qualify, or has not qualified, as a real estate investment trust for any of the purposes of the provisions of the Code applicable to real estate investment trusts; provided, however, that no Event of Default under this Section (f) shall be deemed to have occurred and be continuing if, within 10 days after notice of any such determination is given to Borrower, Borrower shall have furnished each Lender with an opinion of Borrower's tax counsel (who shall be satisfactory to the Majority Lenders provided that the Majority Lenders may not unreasonably withhold their approval) to the effect that Borrower is then in a position to so qualify, or has so qualified, as the case may be, which opinion shall not contain any material qualification unsatisfactory to the Majority Lenders; or

            (g) Insolvency, Etc. There shall be an Insolvency Event with respect to Borrower or the Advisor; or

            (h) ERISA. (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Termination Event shall occur or
  (iv) any other event or condition shall occur or exist with respect to a Plan or a Multiemployer Plan; and in each case in clauses (i) through
  (iv) above, such event or condition, together with all other such events or conditions, if any, could subject Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of Borrower; or

            (i) Certain Judgments. One or more judgments or decrees shall be entered against Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or

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            (j)  Certain Ownership of Borrower.  Barry M. Portnoy and/or
  Gerard M. Martin and/or any Person in respect of which either or both of them own more than 50% of the securities having ordinary voting power for the election of directors shall cease at any time to hold beneficially and of record, in the aggregate, at least 750,000 shares of the issued and outstanding Common Shares and each other class of equity securities of Borrower (adjusted for any division, reclassification or stock dividend in respect of Common Shares) or such lesser amount as shall be approved by Agent; or

            (k) Change of Control of Advisor. Barry M. Portnoy and/or Mr. Gerard M. Martin shall cease at any time to have the power to direct the management and policies of HRPT Advisors; or

            (l) Operator and Mortgagors. More than 40% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Properties and Mortgage Interests having the same Person (or any of that Person's Affiliates) as Mortgagor or Operator thereof.

            (m) Rehabilitation Treatment Assets. More than 50% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Properties and Mortgages consisting of Rehabilitation Treatment Assets.

            (n) Acute Care Assets. More than 10% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Properties and Mortgages consisting of Acute Care Assets.

            (o) Psychiatric Care Assets. More than 10% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Properties and Mortgages consisting of Psychiatric Care Assets.

            (p) Advisor. HRPT Advisors shall cease to be the sole Advisor to Borrower pursuant to and in accordance with the Advisory Agreement, without Agent's prior written consent or the Advisory Agreement shall be materially amended, supplemented or modified without Agent's prior written consent; or

            (q) Loan Documents. From and after the First Borrowing Date, any Loan Document in full force and effect shall be terminated or otherwise shall cease to be in full force and effect or shall cease to give the Lenders the Liens, rights, powers and privileges purported to be created thereby or any party thereto other than Agent and the Lenders shall cease to be, or shall assert that it is not, bound thereby in accordance with its terms; or

            (r) Medicare and Medicaid. Any event shall occur or circumstance shall exist as a result of which the representation set forth in Section 3.23 shall, at such time, cease to be true and accurate as if such representation or warranty were made on and as of such date.



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  then, and in any such event, (a) if such event is an Event of Default specified in paragraph (g) above, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Notes and any other Loan Document shall immediately become due and payable, and
  (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) Agent may, or upon the request of the Majority Lenders, Agent shall, by notice to Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) Agent may, or upon the request of the Majority Lenders, Agent shall, by notice of default to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Notes and any other Loan Document to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

            7.2. Annulment of Acceleration. If payment on the Loans and the Notes is accelerated in accordance with Section 7.1 of this Agreement, then and in every such case, the Majority Lenders may, by an instrument delivered to Borrower (and to Agent and/or Administrative Agent, as applicable, to the extent it is or they are not participating in the giving of notice) annul such acceleration and the consequences thereof, provided, that at the time such acceleration is annulled:

            (a) all arrears or interest on the Loans and the Notes and all other sums payable in respect of the Loans and pursuant to this Agreement, the Notes and each other Loan Document (except any principal of or interest or premium on the Loans and the Notes and other sums which have become due and payable only by reason of such acceleration) shall have been duly paid; and

            (b) every other Default or Event of Default shall have been duly waived or otherwise cured;

  provided, further, that no such annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

            7.3. Cooperation by Borrower. To the extent that it lawfully may, Borrower agrees that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or of any Note or any other Loan Document.

            SECTION 8.  THE AGENTS

            8.1.  Appointment of Agent and Administrative Agent.

            (a) Each Lender hereby irrevocably designates and appoints Kleinwort Benson as Agent of such Lender and Wells Fargo Bank, National Association, as Administrative Agent of such Lender (the Agent and

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  Administrative Agent collectively being the "Loan Agents") under this
  Agreement and the Loan Documents and the other documents or instruments delivered pursuant to or in connection herewith or therewith and each such Lender hereby irrevocably authorizes each Loan Agent, for such Lender, to take such action on behalf of each Lender under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Loan Agent by the terms of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Loan Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Loan Documents, no Loan Agent shall have any duties or responsibilities other than those expressly set forth in the Loan Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against either Loan Agent.

            (b) Each Loan Agent may execute any of its duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Loan Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

            (c) None of the Loan Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it under or in connection with the Loan Documents (except for its gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by Borrower or any other Person contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by either Loan Agent under or in connection with, the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or the Collateral or the validity, enforceability, perfection or priority of any Lien or security interest granted or purported to be granted under any of the Loan Documents or otherwise or for any failure of Borrower or any other Person to perform its obligations under the Loan Documents. The Loan Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents, or to inspect the properties, books or records of Borrower or any other Person or to insure, protect or preserve any of the Collateral.

            (d) Each Loan Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation,

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  counsel to Borrower), independent accountants and other experts selected by such or the other Loan Agent. Each Loan Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Loan Agent.

            (e) Each Loan Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Loan Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

            (f) No Loan Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default hereunder unless such Loan Agent shall have received notice from the other Loan Agent, a Lender or Borrower referring to this Agreement, describing such event, act or condition or Event of Default and stating that such notice is a "notice of default". In the event that a Loan Agent receives such a notice, such Loan Agent shall give prompt notice thereof to the Lenders and (provided such notice is not received from the other Loan Agent) to the other Loan Agent. Each Loan Agent shall take such action with respect to the rights and remedies given to such Loan Agent pursuant to the terms of the Loan Documents as shall be reasonably directed by the Majority Lenders; provided that, unless and until such Loan Agent shall have received such directions, such Loan Agent may (but shall not be obligated to) take such action, or refrain from taking such action, as it shall deem advisable in the best interests of the Lenders.

            (g) Each Lender expressly acknowledges that none of the Loan Agents nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by either Loan Agent hereinafter taken, including any review of the affairs of Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by that Loan Agent to any Lender. Each Lender represents to the Loan Agents that it has, independently and without reliance upon either Loan Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower, each Operator, each Mortgagor and each Credit Support Obligor, and made its own decision to make its loans hereunder and enter into this Agreement, and that it has satisfied itself independently, without reliance on either of the Loan Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates, as to the compliance of the transactions contemplated hereby with all legal and regulatory

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  requirements applicable to such Lender.  Each Lender also represents that it will, independently and without reliance upon either Loan Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower, any Operator, any Mortgagor or any Credit Support Obligor. Except for notices, reports and other documents expressly required to be furnished to the Lenders by that Loan Agent hereunder, neither Loan Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or credit-worthiness of Borrower which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

            (h) Each Lender agrees to indemnify, defend (with counsel selected by each Loan Agent or, as the case may be, the Security Documents Escrow Agent) and hold each Loan Agent and the Security Documents Escrow Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), and such Loan Agent's and such Security Documents Escrow Agent's respective officers, directors, shareholders, employees and agents, ratably according to the aggregate loan percentages set forth opposite its name on Schedule 1 hereto, harmless for, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes) be imposed on, incurred by or asserted against such Loan Agent or, as the case may be, the Security Documents Escrow Agent, in any way relating to or arising out of the Loan Documents or the transactions contemplated thereby or any action taken or omitted by such Loan Agent or, as the case may be, the Security Documents Escrow Agent, under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, expenses or disbursements resulting primarily from such Loan Agent's or, as the case may be, the Security Documents Escrow Agent's, willful misconduct or gross negligence. The agreements in this Section shall survive the payment of the Notes.

            (i) Each Loan Agent and its affiliates may make loans to and generally engage in any kind of business with Borrower as though such Loan Agent were not a Loan Agent hereunder. With respect to its pro rata share of the Loan made or extended by it and any Note issued to it, each Loan Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not a Loan Agent. The terms "Lender" and "Lenders" shall include each Loan Agent in its individual capacity.

            (j) A Loan Agent may resign as Loan Agent upon 30 days' written notice to the Lenders. In the event that a Loan Agent shall

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  enter receivership, then the Lenders (other than the Lender which is acting as such Loan Agent, if applicable) may, by unanimous consent, remove such Loan Agent as Loan Agent under this Agreement. If a Loan Agent shall resign as such Loan Agent under this Agreement or a Loan Agent shall be removed, then the Majority Lenders shall within 30 days of such resignation or removal or, in the absence of such appointment, the resigning or removed Loan Agent shall, appoint a successor agent for the Lenders, whereupon such successor agent shall succeed to the rights, powers and duties of such Loan Agent, and the term "Agent" or "Administrative Agent", as applicable, shall mean such successor agent effective upon its appointment, and the former Loan Agent's rights, powers and duties as Loan Agent shall be terminated, without any other or further act or deed on the part of such former Loan Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Loan Agent's resignation hereunder as Loan Agent or any Loan Agent's removal, the provisions of this Section 8.1 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Loan Agent under this Agreement.

            (k) Each Lender agrees to use its best efforts promptly, upon an officer responsible for the administration of this Agreement becoming aware of any development or other information which may have a Material Adverse Effect or MAC, to notify the other Lenders of the same. Each Loan Agent agrees that it shall promptly deliver to each Lender copies of all notices, demands, statements and communications which such Loan Agent gives to Borrower, except for routine notices of payment due under the Loan Documents and other miscellaneous notices, demands, statements and communications, the failure of delivery of which to each Lender shall not have a material adverse effect on any Lender. The foregoing notwithstanding, no Loan Agent shall have any liability to any Lender, nor shall a cause of action arise against any Loan Agent, as a result of the failure of such Loan Agent to deliver to any Lender any notice, demand, statement or communication required to be delivered by it under this Section 8.1(k), except to the extent such failure is due to the gross negligence or wilful misconduct of such Loan Agent.

            (l) Each Loan Agent shall endeavor to exercise the same care in administering the Loan Documents as it exercises with respect to similar transactions in which it is involved and where no other co-lenders or participants are involved; provided that the liability of such Loan Agent for failing to do so shall be limited as provided in the preceding paragraphs of this Section 8.1.

            (m) Each Lender agrees that, as between it and any Loan Agent, any Loan Document, Appraisal, Survey or environmental report sent to it for review shall be deemed consented to by it for purposes of any approval thereof by any Loan Agent if such Lender does not give to such Loan Agent written notice of its objection thereto within five Business Days of its receipt thereof. The foregoing shall be for the benefit of such Loan Agent only and shall not be deemed a consent under any other provision of this Agreement or to confer any rights on Borrower under this Agreement in any manner whatsoever.



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            SECTION 9.  GENERAL

            9.1. CHOICE OF LAW. THIS AGREEMENT AND THE NOTES SHALL BE CONTRACTS UNDER AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            9.2. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, BORROWER HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS; (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING MAY BE HEARD AND DETERMINED IN, AND ENFORCED IN AND BY, ANY SUCH COURT; (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; (d) AGREES TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY TELEX, OR IN ANY OTHER MANNER PERMITTED BY LAW, TO ANY THEN ACTIVE AGENT FOR SERVICE OF PROCESS ("PROCESS AGENT") AT ANY SPECIFIED ADDRESS OR TO BORROWER AT ITS ADDRESS SET FORTH HEREIN OR TO SUCH OTHER ADDRESS OF WHICH ADMINISTRATIVE AGENT (WITH A COPY TO AGENT TO FOLLOW) SHALL HAVE BEEN NOTIFIED IN WRITING (SUCH SERVICE TO BE EFFECTIVE ON THE EARLIER OF RECEIPT THEREOF OR, IN THE CASE OF SERVICE BY MAIL, THE 5TH DAY AFTER DEPOSIT OF SUCH SERVICE IN THE MAILS AS AFORESAID), AND HEREBY WAIVES ANY CLAIM OF ERROR ARISING OUT OF SERVICE OF PROCESS BY ANY METHOD PROVIDED FOR HEREIN OR ANY CLAIM THAT SUCH SERVICE WAS NOT EFFECTIVELY MADE; (e) AGREES THAT THE FAILURE OF ITS PROCESS AGENT TO GIVE ANY NOTICE OF ANY SUCH SERVICE OF PROCESS TO IT SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT BASED THEREON; (f) TO THE EXTENT THAT BORROWER HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM LEGAL PROCESS THEREIN, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY; (g) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, (i) ANY CLAIM THAT IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ANY OF ITS PROPERTY, (ii) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, AND (iii) ANY RIGHT TO A JURY TRIAL; AND (h) AGREES THAT AGENT AND EACH LENDER SHALL HAVE THE RIGHT TO BRING ANY LEGAL PROCEEDINGS (INCLUDING A PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY OF THE AFOREMENTIONED COURTS) AGAINST BORROWER IN ANY OTHER COURT OR JURISDICTION IN ACCORDANCE WITH APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT AND EACH LENDER TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BORROWER HEREBY IRREVOCABLY DESIGNATES THE FIRM OF SULLIVAN & WORCESTER, WITH OFFICES AT 767 THIRD AVENUE, NEW YORK, NEW YORK 10017, ATTENTION: CHARLES M. DUBROFF, AS ITS PROCESS AGENT TO RECEIVE SERVICE OF ANY AND ALL PROCESS

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  AND DOCUMENTS ON ITS BEHALF IN ANY LEGAL PROCEEDING IN THE STATE OF NEW
  YORK AND SUCH PROCESS AGENT, BY ITS ACKNOWLEDGEMENT BELOW, IRREVOCABLY AGREES TO SO ACT AS PROCESS AGENT FOR SERVICE OF PROCESS. IF SUCH PROCESS AGENT SHALL FOR ANY REASON FAIL TO ACT, OR BE PREVENTED FROM ACTING, AS PROCESS AGENT, NOTICE THEREOF SHALL IMMEDIATELY BE GIVEN TO AGENT BY REGISTERED OR CERTIFIED MAIL AND BORROWER AGREES PROMPTLY TO DESIGNATE ANOTHER PROCESS AGENT IN THE CITY OF NEW YORK, SATISFACTORY TO AGENT UNDER THIS AGREEMENT, TO SERVE IN PLACE OF SUCH PROCESS AGENT AND DELIVER TO AGENT WRITTEN EVIDENCE OF SUCH SUBSTITUTE PROCESS AGENT'S ACCEPTANCE OF SUCH DESIGNATION. SUCH ACTING PROCESS AGENT SHALL NEVERTHELESS CONTINUE TO SERVE AS PROCESS AGENT UNTIL ITS SUCCESSOR IS DULY APPOINTED.

            9.3. Notices; Certain Payments. (a) All notices, consents and other communications to Borrower, Agent, Administrative Agent or any Lender relating hereto to be effective shall be in writing and shall be deemed made (i) if by certified mail, return receipt requested, or facsimile, when received, (ii) if by telex, when sent answerback received, and (iii) if by courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other: (w) Borrower: Health and Rehabilitation Properties Trust, 400 Centre Street, Newton, Massachusetts 02158, Attention: President (telecopier no. (617) 332-
  2261) with a copy to Sullivan & Worcester, One Post Office Square, Boston, Massachusetts 02109, Attention: Lena G. Goldberg, Esq. (telecopier no. (617) 338-2880); (x) Agent: Kleinwort Benson Limited, P.O. Box 560, 20 Fenchurch Street, London, EC3P 3DB, England),
  Attention: Robin Tilbury, Loans Administration (telecopier no. 011-44-71-956-6105) with a copy to Kleinwort Benson (North America), Incorporated, 200 Park Avenue, 25th Floor, New York, New York 10166,
  Attention:  David Watanabe and Peter Kettle (telecopier no. 1-212-983-
  5981); (y) Administrative Agent: Wells Fargo Bank, National Association, Corporate Banking, 420 Montgomery Street (a), San Francisco, California 94163, Attention: (in the case of a Notice of Anticipated Borrowing or Notice of Borrowing) Lupe Barajas (telecopier no. 1-415-989-4319) or (in all other cases) Kathleen J. Harrison (telecopier no. 1-415-421-1352); and (z) the Lenders: to the addresses specified opposite such Lenders' respective names on the signature page hereof, with a copy to O'Melveny & Myers, 153 East 53rd Street, New York, New York 10022, Attention:
  Christopher D. Hall, Esq. (telecopier no. (212) 326-2061).

            (b) All payments on account of the Loans and the related Notes pursuant hereto or pursuant to the other Loan Documents shall be made to the Borrower's account with Administrative Agent at:

                 Wells Fargo Bank, N.A.
                 San Francisco, California
                 ABA No. 121000248
                 Account Name: Health and Rehabilitation Properties Trust Account No. 4518073184


  together with irrevocable instructions to Administrative Agent to apply such payments under this Agreement. Administrative Agent may by written

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






  notice to Borrower specify or change its account and address for payment instructions hereunder.

            9.4. No Waivers; Cumulative Remedies; Entire Agreement; Headings; Successors and Assigns; Counterparts; Severability. No action, failure, delay or omission by Agent, Administrative Agent or any Lender in exercising any rights, powers, privileges and remedies under this Agreement, the Notes or any other Loan Document, or otherwise, shall constitute a waiver of, or impair, any of the rights, powers, privileges or remedies of Agent, Administrative Agent or any Lender hereunder or thereunder. No single or partial exercise of any such right, power, privilege or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Such rights, powers, privileges and remedies are cumulative and not exclusive of any rights, powers, privileges and remedies provided by law or otherwise available, including, but not limited to, rights to specific performance (to the extent permitted by law) or any covenant or agreement contained in this Agreement or any of the Loan Documents. No waiver of any such right, power, privilege or remedy shall be effective unless given in writing by the Majority Lenders or as otherwise provided in Section 9.6. No waiver of any such right, power, privilege or remedy shall be deemed a waiver of any other right, power, privilege or remedy hereunder or thereunder. Every right, power, privilege and remedy given by this Agreement or by applicable law to Agent, Administrative Agent or any Lender may be exercised from time to time and as often as may be deemed expedient by Agent, Administrative Agent or any Lender. This Agreement, the Notes and the other Loan Documents constitute the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect. This Agreement, the Notes and the other Loan Documents (including all covenants, representations, warranties, rights, powers, privileges and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by, Agent, Administrative Agent and each Lender and their respective successors and assigns, except as otherwise expressly provided in this Agreement. Borrower may not directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of its rights or obligations and liabilities hereunder without the prior written consent of each Lender. Each of the Lenders may make, carry or transfer its pro rata share of the Loans at, to or for the account of, any of its branch offices or the office of one or more of its Affiliates. Further, each Lender may sell participations in all or any part of its pro rata share of the Loans or its Commitments or any other interest herein or in its Notes to another bank or Person, or with the prior written consent of Agent and Borrower (not to be unreasonably withheld) each Lender may assign its rights and delegate its obligations under this Agreement and any of the other Loan Documents and with the prior written consent of Agent and Borrower (not to be unreasonably withheld) may assign all or any part of its pro rata share of the Loans or its Commitment or any other interest herein or in its Notes to another bank or other Person in amounts not less than $5,000,000 to any one assignee, in which event (i) in the case of an assignment, upon notice thereof by such Lender to Borrower, Agent and Administrative Agent, the assignee shall have, to the extent of such

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






  assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were such Lender hereunder and the holder of a Note and to such extent shall be deemed a "Lender" for all purposes of this Agreement and the other Loan Documents, and (ii) in the case of a participation, the participant shall not have any rights under this Agreement or any Note or any other Loan Document (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto). In the case of such a participation, the terms of the agreement or agreements pursuant to which any such participation is created shall not confer upon the participant any right to vote its interest as a participant in respect of any matter relating to the Loans other than (v) the extension of the maturity of any Note or the time of payment of interest thereon, (w) the reduction of the rate of interest payable hereunder, (x) the reduction of any other amount payable hereunder, (y) the release or surrender of all or any material portion of the Collateral subject to a Lien or security interest in favor of Administrative Agent granted pursuant to any Loan Documents, except as specifically permitted by any Loan Documents, or (z) the increase of such participant's share of the relevant Lender's Commitment hereunder. Each Lender may furnish any information concerning Borrower and its Subsidiaries, the Advisor, any Operator, any Mortgagor and any Credit Support Obligor in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants). In the event that any Lender shall assign or sell any of its Notes, such Lender shall at the time of such assignment or sale give written notice to Agent, Administrative Agent and Borrower of the name and address of the assignee (including the name of the account officer if applicable). Each Lender agrees that such Lender shall not assign or offer to assign interests in its Notes in such a manner which would require that the Notes be registered under applicable securities laws. Each Lender represents that it is acquiring its respective Note for investment and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended, provided, that the disposition of the Notes in accordance with the other provisions of this Section 9.4 shall at all times remain within the Lenders' control. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. In the event any one or more of the provisions contained in this Agreement or any Notes or any other Loan Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

            9.5. Survival. The obligations of Borrower under Sections 2.6, 2.10, 2.12, 2.13, 2.14, 2.15, 5.12 and 9.7 (and all other indemnification and expense reimbursement obligations of Borrower under this Agreement) shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of Borrower hereunder and under the other Loan Documents. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the funding of the Loans.

            9.6. Amendments and Waivers. With the written consent of the Majority Lenders, Agent and Borrower may, from time to time, enter into written amendments, supplements or modifications hereto or to any of the other Loan Documents and with the written consent of the Majority Lenders, Agent on behalf of the Lenders may execute and deliver to Borrower a written instrument waiving, on such terms and conditions as Agent may specify in such instrument, any of the requirements of this Agreement or the Notes or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (a) extend the maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce or postpone the due date for the principal amount thereof or any other amount payable in connection herewith, or, except as specifically permitted by any Loan Documents, substitute, discharge, release or surrender all or any material portion of the Collateral subject to a Lien or security interest in favor of Administrative Agent granted pursuant to any Loan Document, or change the amount or terms of any Lender's Commitment or amend, modify or waive any provision of this Section or reduce the percentage specified in the definition of Majority Lenders, or consent to the assignment or transfer by Borrower of any of its rights and obligations under this Agreement, in each case without the written consent of all the Lenders, (b) amend, modify or waive any provision of Section 8 or otherwise change any of the rights or obligations of either or both of the Loan Agents under any of the Loan Documents without the written consent of the affected Loan Agent or Loan Agents (as applicable) at the time or (c) amend, modify or waive any provision of Section 5.15 or this Section 9.6 without the written consent of all Lenders. In the case of any waiver, Borrower, Agent, Administrative Agent and the Lenders shall be restored to their former position and rights hereunder and under the Outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            9.7. Payment of Expenses and Taxes. Borrower agrees (a) to pay or reimburse each of Agent and Administrative Agent on demand for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and any other Loan Documents or other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Agent and Administrative Agent, (b) to pay or reimburse each Lender, Agent and Administrative Agent on demand for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, or the satisfaction or review of conditions precedent to any borrowing other than that occurring on the First

  Borrowing Date, including, without limitation, reasonable fees and disbursements of counsel to Agent and Administrative Agent and, in the case of enforcement or preservation of any rights under this Agreement, counsel to the several Lenders, and (c) to pay, indemnify, and to hold each Lender, Agent and Administrative Agent and their respective officers, directors, employees and agents harmless for, from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender, Agent and Administrative Agent and their respective officers, directors, employees and agents harmless for, from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, any claim resulting or arising out of the presence of Hazardous Materials in any of the Properties (all the foregoing, collectively, the "indemnified liabilities"), provided, that Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from (i) the willful misconduct of any such Lender or (ii) legal proceedings commenced against any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such.

            9.8.  Adjustments; Setoff.

            (a) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its Loan, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in clause (g) of Section 7.1, or otherwise) in a greater proportion than any such payment to or collateral received by any other lender, if any, in respect of such other Lenders' Loan, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangements and agrees that each Lender so purchasing a portion of another Lender's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

            (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon

            (i) the filing of a petition under any of the provisions of the federal bankruptcy act or amendments thereto, by or against;

           (ii) the making of an assignment for the benefit of creditors by;

          (iii) the application for the appointment, or the appointment, of any receiver of, or of any of the property of;

           (iv) the issuance of any execution against any of the property of;

            (v) the issuance of a subpoena or order, in supplementary proceedings, against or with respect to any of the property of; and/or

           (vi) or the issuance of a warrant of attachment against any of the property of;

  Borrower to set off and apply against any indebtedness, whether matured or unmatured, of Borrower to such Lender, any amount owing from such Lender to Borrower, at or at any time after, the happening of any of the above-mentioned events, and the aforesaid right of set off may be exercised by such Lender against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set off shall not have been exercised by such Lender prior to the making, filing or issuance, or service upon such Lender of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena or order of warrant. Each Lender agrees promptly to notify Borrower, Agent and Administrative Agent after any such set off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set off and application. The proceeds of any set off or application pursuant to this subsection (b) of Section
  9.8 shall be distributed in accordance with the preceding subsection
  (a).

            9.9. NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND,

  PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.



                [remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                           HEALTH AND REHABILITATION PROPERTIES TRUST


                           By:
                              Name:
                              Title:



                           KLEINWORT BENSON LIMITED,
                           as Agent and as Lender


                           By:
                              Name:
                              Title:

                           Lending Office:
                              20 Fenchurch Street
                              London, EC3P3DB
                              England



                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Administrative Agent and as Lender


                           By:
                              Name:
                              Title:

                           Lending Office:
                                Corporate Banking
                                420 Montgomery Street
                                San Francisco, California  94163

                     [Signatures continued on next page]

                           FLEET BANK OF MASSACHUSETTS


                           By:
                              Name:
                              Title:


                           BARCLAYS BANK PLC,
                           New York Branch


                           By:
                              Name:
                              Title:


                           DAIWA BANK, LTD.


                           By:
                              Name:
                              Title:


                           By:
                              Name:
                              Title:


                     [Signatures continued on next page]

                           NATIONAL WESTMINSTER BANK, USA


                           By:
                              Name:
                              Title:

                           By:_____________________________________
                              Name:
                              Title:



                           CORESTATES BANK, N.A.


                           By:
                              Name:
                              Title:

                       Acknowledgement by Process Agent


            We hereby acknowledge and accept the designation of our firm at our address of 767 Third Avenue, New York, New York 10017 (or such other address as the Process Agent may notify the Agent and Administrative Agent under the foregoing Agreement) as Process Agent for Health and Rehabilitation Properties Trust pursuant to Section 9.2 of the foregoing Agreement.


                                SULLIVAN & WORCESTER



                                By:

                                  EXHIBIT A

                                   FORM OF
                               PROMISSORY NOTE


  $                                                      New York, New York
                                                                   , 19


            FOR VALUE RECEIVED, the undersigned, HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust organized under the laws of the State of Maryland (the "Borrower"), hereby unconditionally
  promises to pay to the order of                      (the "Lender") in
  lawful money of the United States of America and in immediately
  available funds, the lesser of (a) $                             or (b)
  the unpaid outstanding principal amount from time to time of the Loans from the Lender to the Borrower pursuant to the Revolving Loan Agreement hereinafter referred to, on January 2, 1997.

            The undersigned further agrees to pay interest in like money on the unpaid principal amount of such Loans on the dates and at the rate or rates provided for in the Revolving Loan Agreement until paid in full (both before and after judgment). The holder of this Note is authorized to endorse from time to time the date and amount of the Loans, any conversions or continuations thereof, each payment of principal with respect thereto and whether such Loans are Base Rate Loans, Eurodollar Loans or Alternate Rate Loans on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsements shall constitute prima facie evidence of the accuracy of the information endorsed. Any failure to make any such endorsement, however, shall not limit or otherwise affect the obligations of Borrower under this Note.

            All payments of principal and interest hereunder shall be made to the account of the Administrative Agent referred to below designated in or pursuant to the Revolving Loan Agreement for payments thereunder for the benefit of the Lender named herein.

            This Note is one of the Notes referred to in the Revolving Loan Agreement dated as of February ____, 1994 among the Borrower, the Lenders named therein, Kleinwort Benson Limited, as Agent, and Wells Fargo Bank, National Association, as Administrative Agent (as the same may be amended, supplemented or modified from time to time, the "Revolving Loan Agreement"). The holder of this Note is entitled to the benefits of the Revolving Loan Agreement and the Security Documents. Terms defined in the Revolving Loan Agreement and not otherwise defined herein are used herein with the same meanings. Reference is made to the Revolving Loan Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

            The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

            The Declaration of Trust of the Borrower provides that the name "Health and Rehabilitation Properties Trust" refers to the Trustees under the Declaration of Trust (the "Trustees") collectively as Trustees, but not individually or personally, and that no Trustee, officer, shareholder, employee or agent of the Borrower shall be held to any personal liability, jointly or severally, for any obligation of, as claims against, the Borrower.

            This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.


                           HEALTH AND REHABILITATION PROPERTY TRUST

                           By:
                                Name:
                                Title:

                        Amount of        Eurodollar,
    Date of Loan,        Loan,            Base Rate or    Amount of
    Conversion or        Conversion or    Alternate       Principal    Notation
    Continuation        Continuation     Rate Loan       Repaid       Made By

                                  EXHIBIT B

                                   FORM OF
                             ASSIGNMENT OF LEASE


  Prepared by and after
  recording return to:
  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attn:  Robert H. Bienstock, Esq.



         __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)


                     ASSIGNMENT OF LEASES AND RENTS AND
                          CREDIT SUPPORT AGREEMENTS


       THIS ASSIGNMENT OF LEASES AND RENTS AND CREDIT SUPPORT AGREEMENTS
  (this ``Assignment'') is granted as of February   , 1994 by HEALTH AND
  REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust (``Assignor''), with an address at 400 Centre Street, Newton, Massachusetts 02158, to WELLS FARGO BANK, NATIONAL ASSOCIATION, a banking institution organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, ``Assignee''), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the ``Lenders'') party to such Loan Agreement.

       WHEREAS, Assignor is the owner in fee simple of the lands described in Exhibit A-I attached hereto and by this reference incorporated herein (the ``Fee Land'') and the buildings, structures and other improvements located thereon (the ``Fee Improvements''; the Fee Improvements together with the Fee Land are referred to herein collectively as the ``Fee Premises'');

       WHEREAS, Assignor is the owner and holder of all right, title and interest in and to each leasehold estate (individually, a ``Leasehold Estate'' and collectively, the ``Leasehold Estates'') created pursuant to the lease or leases more particularly described in Exhibit B attached hereto and by this reference incorporated herein, or otherwise, and affecting (a) all or the portions indicated in Exhibit B of those certain parcels of land more particularly described in Exhibit A-II attached hereto and by this reference incorporated herein (the ``Leased Land''; the Fee Land and the Leased Land are referred to herein collectively as the ``Land'') and (b) the buildings, structures and other improvements located thereon 1 (the ``Leasehold Improvements,'' together with the Leased Land referred to herein collectively as the ``Leasehold Premises''; the Leasehold Premises together with the Fee Premises are referred to herein collectively as the ``Premises'');

       WHEREAS, pursuant to that certain Revolving Loan Agreement, dated as of February ____, 1994, among Assignor, Assignee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the ``Agent''), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Assignor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the ``Loans''), as evidenced by Assignor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Assignor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the ``Notes''), secured, inter alia, by a deed of trust or mortgage and security agreement of even date from Assignor to Assignee (as amended from time to time, the ``Mortgage''), encumbering the Premises and certain other security instruments with respect thereto (capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement); and

       WHEREAS, as further security for the payment and performance by Assignor of its obligations under the Notes, the Mortgage, the Loan Agreement and the other Loan Documents (collectively the ``Obligations''), Assignor has agreed to execute and deliver to Assignee this Assignment.

       NOW, THEREFORE, in consideration of the Loan and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, Assignor hereby agrees with Assignee as follows:

            1.  Assignment of Leases, Rents and Credit Support Agreements

       Subject to the terms and conditions hereinafter set forth, Assignor does hereby transfer, assign and deliver unto Assignee as security for the payment and performance of the Obligations, all of its right, title and interest in and to:

       (a) All leases, subleases and tenancies, whether written or oral, now or hereafter existing with respect to any portion or portions of the Premises, including, without limitation, that certain lease described on
  Schedule I attached hereto and incorporated herein by reference (the ``Facility Lease'') between the Assignor, as lessor, and the lessee described on such Schedule I (the ``Operator''), together with any


               1    In the event Assignor holds a leasehold interest in the
          land but a fee simple interest in the improvements, this Recital should be revised to accurately reflect Assignor's ownership interests.

  renewals or extensions thereof and all leases, subleases and tenancies in substitution therefor (the Facility Lease together with any such renewals, extensions and tenancies in substitution therefor are referred to herein collectively as the ``Assigned Leases'');

       (b) All rents, security deposits and other payments of every kind due or payable and to become due or payable to Assignor by virtue of the Assigned Leases, or otherwise due or payable and to become due or payable to Assignor as the result of any use, possession or occupancy of any portion or portions of the Premises (collectively, the ``Rents''); and

       (c) All assignments, pledge agreements, guarantees and other agreements, including, but not limited to those set forth on Schedule II attached hereto and by this reference incorporated herein (as the same may be amended or otherwise modified or supplemented from time to time, collectively the ``Credit Support Agreements''), providing assurances in any form in respect of the Operator's obligations under the Facility Lease.


            2.  Present Assignment

       This Assignment shall constitute a present and absolute assignment to Assignee as of the date hereof of all of Assignor's right, title and interest in the Rents and in the Assigned Leases and Credit Support Agreements and is not merely the passing of a security interest therein for the payment of any indebtedness or the performance of any obligations of Assignor under the Loan Agreement or the other Loan Documents.

            3.   Assignor's License.

            So long as no Event of Default by Assignor hereunder or under any of the Loan Documents shall have occurred and be continuing, and except as otherwise expressly provided herein or in the Loan Documents, Assignor shall have a license from Assignee, which license shall be revocable as provided in Section 4 hereof, to exercise all rights extended to the landlord under the Assigned Leases and the Credit Support Agreements, including the right to perform, discharge and observe all obligations agreed to be performed by, or imposed upon, the landlord thereunder, the right to demand and receive performance under the Assigned Leases and the Credit Support Agreements, the right to enforce all rights and exercise all remedies under the Assigned Leases and the Credit Support Agreements, the right to receive and collect (but not prior to accrual) all Rents and other amounts due and owing under the Assigned Leases and the Credit Support Agreements, and the right to enter into new leases and new Credit Support Agreements with respect to the Premises or renewals, extensions, amendments or modifications of the Assigned Leases and the Credit Support Agreements.

            4.   Revocation of Assignor's License.

            Upon the occurrence of an Event of Default (as defined in the Loan Agreement) and at any time thereafter during the continuance thereof, Assignee shall have the right, whether or not legal proceedings have commenced under the Mortgage, without regard to waste, adequacy of security under any Loan Document, or solvency of Assignor, to revoke the license hereby granted to Assignor upon notice to Assignor of such revocation (unless the giving of such notice shall be prevented by applicable bankruptcy or other similar law, in which event Assignee may revoke such license without notice to or demand upon Assignor). Upon any such revocation, Assignor shall promptly deliver to Assignee all Rents then held by Assignor. Assignee shall thereafter be entitled to enforce the Assigned Leases and the Credit Support Agreements, to collect and receive, without deduction or offset, all Rents and other amounts payable under the Assigned Leases and the Credit Support Agreements, including all Rents that were accrued and unpaid as of the date of such revocation, and to exercise all rights and authority as set forth in Section 5 hereof.

            5.   Assignee's Authority.

            (a) Exculpation of Assignee. It is expressly agreed by Assignor that, anything herein to the contrary notwithstanding, Assignor shall remain liable under each Assigned Lease and each Credit Support Agreement to observe and perform all the obligations to be observed and performed by the landlord thereunder, all in accordance with and pursuant to the provisions of each Assigned Lease and each Credit Support Agreement. Assignee shall have no obligation or liability under any Assigned Lease or any Credit Support Agreement by reason of or arising out of this Assignment, nor shall Assignee be required or obligated in any manner to perform or fulfill any of the obligations of the landlord under any Assigned Lease, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party under any Assigned Lease or any Credit Support Agreement, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times. Nothing contained herein shall be construed to obligate Assignee to perform any obligation arising out of any covenant of quiet enjoyment contained in any Assigned Lease in the event the tenant under any such Assigned Lease shall have been joined as a party defendant in any action of foreclosure and the estate of such tenant shall have been thereby terminated. Prior to actual entry into and taking possession of the Premises by Assignee and assumption by Assignee of management of the Premises pursuant to Section 5(c) hereof, this Assignment shall not operate to place upon Assignee any responsibility for the development, construction, management, operation, maintenance, repair or restoration of the Premises, or any portion thereof, except to the extent of the gross negligence or willful misconduct of Assignee, and the execution of this Assignment by Assignor shall constitute conclusive evidence that all responsibility for the development, construction, management, operation, maintenance, repair and restoration of the Premises is and shall be that of Assignor prior to such actual entry and taking of possession.

            (b) Entry Upon the Premises. Upon the occurrence of an Event of Default, and at all times thereafter during the continuance thereof, Assignee may, at its option, either in person or by an agent or attorney, with or without bringing any action or proceeding, or by a receiver to be appointed by a court, enter upon the Premises or any part thereof and, either with or without taking possession of the Premises, in the name of Assignor or in its own name, (i) notify all tenants and demand that all Rents thereafter be paid to Assignee and sue for or otherwise collect and receive the Rents, including those past due and unpaid, and (ii) notify all Credit Support Obligors that all duties and obligations of such Credit Support Obligors arising under the Credit Support Agreements shall thereafter be performed for and run to the benefit of Assignee, and (iii) observe, perform and discharge all obligations agreed to be performed by, or imposed upon, the landlord under the Assigned Leases and/or perform all acts that Assignee deems necessary or advisable in its sole discretion to protect the benefits and security thereof. Assignor agrees to facilitate, in all reasonable ways, Assignee's collection of the Rents and will, upon request by Assignee, execute a written notice to each tenant under the Assigned Leases directing the tenant to pay the Rent payable under its respective Assigned Lease to Assignee. Assignor further agrees to take all steps necessary to cause the Credit Support Obligors to fully observe, perform and discharge all their obligations under the Credit Support Agreements and will, upon request by Assignee, execute a written notice to each Credit Support Obligor instructing such Credit Support Obligor to direct performance under its respective Credit Support Agreements to Assignee. It is not the intention of Assignor and Assignee that an entry by Assignee upon the Premises under the terms of this Assignment shall make Assignee a mortgagee in possession, except insofar as Assignee elects by giving written notice thereof to Assignor.

            (c) Assumption of Management. Assignee, upon the entry referred to in Section 5(b) hereof, at Assignee's option shall have the right, subject to the rights of the Operator under the Assigned Leases, to take over and assume the management, operation and maintenance of the Premises to the extent permitted by applicable law, to perform all acts and to expend such sums out of the Rents that Assignee, in its sole discretion, deems necessary or proper in connection with the construction, operation, management, maintenance, repair or restoration of the Premises, in the same manner and to the same extent as Assignor theretofore might do, including the right to enforce all Assigned Leases and Credit Support Agreements and to enter into new leases, to cancel, terminate, accept the surrender of, supplement, alter or amend the terms of and/or renew or extend, the Assigned Leases and/or to make concessions to the tenants thereunder. Assignor hereby releases and discharges all claims of any kind or nature against Assignee arising out of such management, operation and maintenance, excepting the liability of Assignee to account for Rents actually collected and received as hereinafter set forth and except to the extent caused by the willful misconduct and bad faith of Assignee.

            (d) No Leasing After Revocation. Upon the revocation of the license granted under Section 3, Assignor shall have no right to lease any portion of the Premises.

            (e) Specific Enforcement. Assignee shall have the right to specifically enforce the provisions of this Assignment and, if Assignee shall so elect, to obtain the appointment of a receiver pursuant to and in accordance with the applicable provisions of the Mortgage.

            (f) Appointment of Assignee as Attorney-In-Fact. In furtherance of the provisions contained in this Section 5, Assignor hereby irrevocably appoints Assignee as its true and lawful attorney-in-fact with full power of substitution and with full power for Assignee, in its own name and capacity or in the name and capacity of Assignor, from and after the occurrence and during the continuance of any Event of Default, to demand, collect, receive and give complete acquittance for any and all Rents accruing from the Premises and other amounts due under the Credit Support Agreements, in its sole discretion, to file any claim or take any other action or proceeding or to make any settlement of any claims that Assignee may deem necessary or desirable in order to collect and enforce the payment of the Rents and the other amounts due under the Credit Support Agreements and to carry out all other rights of Assignee described in this Section 5.

  [**Note: The following Section 5(g) is to be inserted in all Wisconsin Assignments**]

            (g) Perfection of Assignment. From and after delivery of the written notice of revocation described in Section 4 hereof, constructive possession of the Premises shall be vested in Assignee and Assignee shall have the right to receive the Rents. In addition, Assignee shall have the right to receive the Rents upon Assignee's exercising, upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, any of the following remedies pursuant to this Assignment or the Mortgage:

                 (i)       taking possession of the Premises;

                 (ii) moving or applying for the appointment of a receiver;

                 (iii)          filing or commencing an action to
                                foreclose the Mortgage; or

                 (iv)      collecting the Rents directly from the
                           tenant(s).


            6.   Protection of Tenants and Credit Support Obligors.

            All tenants of the Premises are hereby expressly authorized and directed, upon demand by Assignee and without the necessity of any further consent by Assignor, to attorn to Assignee as the owner of the

  Assigned Leases and to pay any and all Rents due Assignor pursuant to the Assigned Leases directly to Assignee, or such nominee as Assignee may designate in writing to such tenants, and to observe and perform the tenants' obligations under the Assigned Leases to or for Assignee and to accept performance of the landlord's obligations under the Assigned Leases from Assignee. All such tenants are hereby expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made. The payment of Rent to Assignee pursuant to Assignee's demand and the performance of obligations under any Assigned Lease to or for the benefit of Assignee shall not cause Assignee to assume or be bound by the provisions of such Assigned Lease. All Credit Support Obligors are hereby expressly authorized and directed, upon demand by Assignee and without the necessity of any further consent by Assignor, to tender performance to Assignee as the owner, holder and beneficiary under the Credit Support Agreements and to pay any and all amounts due Assignor pursuant to the Credit Support Agreements directly to Assignee, or such nominee as Assignee may designate in writing to such Credit Support Obligors and to observe and perform the Credit Support Obligors' obligations under the Credit Support Agreements to or for Assignee. All such Credit Support Obligors are hereby expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made and performance so tendered. The payment of any amounts due under the Credit Support Agreements to Assignee pursuant to Assignee's demand and the performance of obligations under any such Credit Support Agreement to or for the benefit of Assignee shall not cause Assignee to assume or be bound by the provisions of such Credit Support Agreement.

            7.  COVENANTS AND AGREEMENTS

       Assignor covenants and agrees that:

       (a) Except as otherwise permitted by the Loan Agreement, it will not assign, pledge or otherwise encumber any of the Assigned Leases, the Credit Support Agreements or the Rents;

       (b) It will, upon request by Assignee, while this Assignment remains in force and effect, serve such written notices upon any lessee, sublessee, tenant or other occupant of any portion of the Premises or include among the written provisions of any instrument hereafter creating any such lease, sublease, tenancy or right of occupancy specific reference to this Assignment, and make, execute and deliver all such powers of attorney or instruments of pledge or assignment, and such other instruments or documents as Assignee may reasonably request at any time for the purpose of securing its rights hereunder; and

       (c) It will, upon request by Assignee, while this Assignment remains in force and effect, serve such written notices upon any Credit Support Obligor or include among the written provisions of any instrument hereafter creating, amending or modifying any Credit Support Agreement a specific reference to this Assignment, and make, execute and deliver all such powers of attorney or instruments of pledge or assignment, and such other instruments or documents as Assignee may reasonably request at any time for the purpose of securing its rights hereunder.

            8.  GENERAL PROVISIONS

       (a) Assignor hereby agrees to indemnify and hold Assignee and Agent harmless (a) [ 2 for, from and against] against and from any and all liability, loss, damage and expense, including reasonable attorneys' fees, which either may or shall incur under or in connection with any of the Assigned Leases or Credit Support Agreements, or by reason of any action taken or expenses paid or incurred by Assignee or Agent under this Assignment (unless caused by such Assignee's or such Agent's gross negligence or willful misconduct) and (b) against and from any and all claims and demands whatsoever which may be asserted against Assignee or Agent by reason of any alleged obligations or undertaking on the part of either of them to perform or discharge any of the terms, covenants and conditions contained in (or in connection with) any of the Assigned Leases or Credit Support Agreements, including claims for leasing commissions. Should Assignee or Agent pay or incur any such liability, loss, damage or expense, the amount thereof shall be payable by Assignor to the party that has made such payment or incurred such liability upon such party's written demand therefor. At the direction of Agent, Assignee may reimburse itself or Agent therefor out of any Rents or other amounts which Assignee has collected under the Assigned Leases or the Credit Support Agreements.

       (b) Failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of Assignee under this Assignment are cumulative and are not in lieu of but are in addition to any other rights and remedies which Assignee shall have under or by virtue of any of the other Loan Documents.

       (c) Upon the payment in full and performance of all of the Obligations and the termination of the Commitments (as defined in the Loan Agreement), this Assignment shall become null and void, and thereafter, upon request of Assignor, Assignee shall execute and deliver to Assignor any further instruments necessary to terminate this Assignment.

       (d) If both the landlord's and the tenant's interest under any Assigned Lease of any part of the Premises shall at any time become vested in any one person, this Assignment shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Assignee shall continue to have and enjoy all of the rights and privileges of Assignee hereunder as to each separate estate.

       (e) The terms, covenants, agreements and conditions contained herein shall extend to, include, and inure to the benefit of and be


               2    Arizona variation as per local counsel instruction.

  binding upon Assignor, Assignee, Agent and each Lender and their respective heirs, executors, administrators, successors and assigns, as the case may be, and may not be terminated, modified, changed or amended orally.

       (f) Whenever any notice, demand or request may properly be given hereunder, the same shall always be sufficient if given in the manner and to the address or addresses then required pursuant to the Loan Agreement.

       (g) In the event that any one or more of the provisions contained in this Assignment shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and the Agreement shall thereupon be reformed and construed and enforced to the maximum extent permitted by law.

       (h) This Assignment and any other instruments executed and delivered to evidence, complete, or perfect the transactions contemplated hereby will be interpreted, construed, applied and enforced in accordance with the laws of the jurisdiction in which the applicable Premises is located.

       (i) THE DECLARATION OF TRUST ESTABLISHING ASSIGNOR DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ASSIGNOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ASSIGNOR. ALL PERSONS DEALING WITH ASSIGNOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF ASSIGNOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

       (j) This Assignment shall inure to the benefit of, and be enforceable by, Assignee and its successors and assigns. This Assignment may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. In the event any one or more of the provisions contained in this Assignment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

       (k) This Assignment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

  Notwithstanding such provisions, however, matters respecting the creation, perfection, priority and enforcement of liens on, and security interests in, the Assigned Leases and the Rents shall be governed by, and construed and enforced in accordance with, the internal laws of the state or commonwealth in which the Premises are situated without giving effect to the conflicts-of-law rules and principles of such state or commonwealth.

            IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed under seal as of the date first above written.



                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES AS TO BOTH:



                                     By:
  Print Name:                                  David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President



  Print Name:


                                     By:
                                          John G. Murray
                                          Treasurer

                                          [Seal]

                           [SIGNATURE PAGE FOR LA]



            THUS DONE AND PASSED on the date set forth above in New York, New York, in the presence of the undersigned competent witnesses, who hereunto sign their names with Assignor and me, Notary Public, after due reading of the whole.


  WITNESSES:                         HEALTH AND REHABILITATION  PROPERTY
                                     TRUST, a Maryland real estate
                                     investment trust


                                     By:
  Print Name:                                  David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President


                                     By:
  Print Name:                                  John G. Murray
                                          Treasurer




  NOTARY PUBLIC


  New York County, New York
  My commission expires:

                           [SIGNATURE PAGE FOR WA]

            IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed under seal as of the date first above written.


  PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES AS TO BOTH:



                                     By:
  Print Name:                                  David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President



  Print Name:


                                     By:
                                          John G. Murray
                                          Treasurer

                                          [Seal]






















                                     S-1
                                     [WA]

                           [SIGNATURE PAGE FOR KY]

            IN WITNESS WHEREOF, Assignor has on the date set forth in the acknowledgements hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED, SEALED AND DELIVERED.

                           ASSIGNOR:


                                HEALTH AND REHABILITATION PROPERTIES
                                TRUST, a Maryland real estate investment trust
  WITNESSES AS TO BOTH:


  _____________________              By:  ________________________
  Print Name:                             David J. Hegarty
                                     Chief Financial Officer and Executive
                                     Vice President
  _____________________
  Print Name:
                                By:  ________________________
                                     John G. Murray
                                     Treasurer

                                                                     [Seal]

                           ASSIGNEE:


                                WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States

  WITNESSES:


  _____________________              By:  ________________________
  Print Name:                             Print Name:
                                     Title:

  _____________________
  Print Name:











                                     S-1
                                     [KY]

                           [SIGNATURE PAGE FOR NC]

            IN WITNESS WHEREOF, Grantor has caused this instrument to be duly executed under seal as of the date first above written.



                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES:


                                     By:
  Print Name:                                  John G. Murray
                                          Treasurer



  Print Name:


  ATTEST:


  By:
       David J. Hegarty
       Its: Secretary

                 [Seal]
























                                     S-1
                                     [NC]

                           [SIGNATURE PAGE FOR MI]

            IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed under seal as of the date first above written.


                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES:



                                     By:
  Print Name                              David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President

  Print Name



                                     By:
  Print Name                              John G. Murray
                                          Treasurer



  Print Name
                                          [Seal]

  Prepared by and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.

                                     [WA]

  STATE OF NEW YORK             )
                                )  SS.:
  COUNTY OF NEW YORK            )


            I certify that I know or have satisfactory evidence that David
  J. Hegarty and John G. Murray are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute the instrument and acknowledged it as the Chief Financial Officer and Executive Vice President and as the Treasurer respectively, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, to be the free and voluntary act of such trust for the uses and purposes mentioned in the instrument.

            Dated this ____ day of February, 1994,


                           _________________________________
                           (Signature of Notary)

                           ___________________________________
                           (Legibly Print or Stamp Name of Notary)

                           Notary Public in and for the state of New York, residing at _____________________

                           My appointment expires:
























                                     N-1
                                     [WA]

                                     [MA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this ____ day of February, 1994, before me personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     Notary Public
                                     My commission expires:




  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this ____ day of February, 1994, before me personally appeared John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     Notary Public
                                     My commission expires:













                                     N-1
                                     [MA]

                                     [WI]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            Personally came before me, this ____ day of February, 1994, John G. Murray, Treasurer and David J. Hegarty, Chief Financial Officer and Executive Vice President, of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland, to me known to be the persons who executed the foregoing instrument, and to me known to be such officers of such trust, and acknowledged that they executed the foregoing instrument as such officers as the act of such trust, by its authority.



                                Name:
                                Notary Public
                                     County,

                                My commission expires:































                                     N-1
                                     [WI]

                                     [CT]

  STATE OF NEW YORK        )
                           ) ss.:              February __, 1994
  COUNTY OF NEW YORK       )


            On this the ___ day of February, 1994 before me, personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, signer and sealer of the foregoing instrument, and he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Chief Financial Officer and Executive Vice President and acknowledged the same to be the free act and deed of said corporation and his free act and deed as such officer thereto.


                                Notary Public




  STATE OF NEW YORK        )
                           ) ss.:              February __, 1994
  COUNTY OF NEW YORK       )

            On this the ___ day of February, 1994 before me, personally appeared John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, signer and sealer of the foregoing instrument, and he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Treasurer and acknowledged the same to be the free act and deed of said corporation and his free act and deed as such officer thereof.




                                Notary Public














                                     N-1
                                     [CT]

                                     [IL]

  STATE OF NEW YORK        )
                           ) ss.:              February __, 1994
  COUNTY OF NEW YORK       )


            I , __________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that John G. Murray and David J. Hegarty personally known to me to be, respectively, the Treasurer and the Chief Financial Officer and Executive Vice President of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such Treasurer and as such Chief Financial Officer and Executive Vice President they signed and delivered the said instrument as, respectively, Treasurer and Chief Financial Officer and Executive Vice President of said trust, pursuant to authority given by the Board of Directors of said trust, as their free and voluntary act, and as the free and voluntary act and deed of said trust, for the uses and purposes therein set forth.

            Given under my hand and seal this _____ day of February, 1994.



                                                              Notary Public

  My commission expires __________, 19__.



                                               [SEAL]





















                                     N-1
                                     [IL]

                                     [OH]

  State of New York        )
                           )  ss.:
  County of New York       )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994 by John G. Murray, Treasurer and by David J. Hegarty, the Chief Financial Officer and Executive Vice President, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the Trust.



                           Notary Public
                           [Print name:                  ]

       [Notary Seal]

                           My commission expires:



  Prepared by and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attention:  Robert H. Bienstock, Esq.
























                                     N-1
                                     [OH]

                                     [SD]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this, the ____ day of February, 1994, before me, __________, the undersigned officer, personally appeared David J. Hegarty of the State of __________, County of __________, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.


            IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                     Notary Public,
                                     My commission expires:


  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this, the ____ day of February, 1994, before me, __________, the undersigned officer, personally appeared John G. Murray of the State of __________, County of __________, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                     Notary Public,
                                     My commission expires:











                                     N-1
                                     [SD]

                                     [IA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this _____ day of February, 1994, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared John G. Murray and David J. Hegarty, to me personally known, who being by me duly sworn did say that they are the authorized officers of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust executing the foregoing instrument; (that no seal has been procured by the trust) that said instrument was signed on behalf of the trust and that John G. Murray and David J. Hegarty, respectively, as Treasurer and as Chief Financial Officer and Executive Vice President, acknowledged the execution of said instrument to be their voluntary act and deed by it, by them and as fiduciaries voluntarily executed.




                           NOTARY PUBLIC IN AND FOR THE STATE OF
                           NEW YORK AND COUNTY OF NEW YORK





























                                     N-1
                                     [IA]

                                     [KA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )

            The foregoing instrument was acknowledged before me this _____ day of February, 1994, by David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland.



                                Notary Public

                                Name:
                                     (typed, printed or stamped)

  [SEAL]

  My appointment expires:





  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994, by John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland.



                                Notary Public

                                Name:
                                     (typed, printed or stamped)
  [SEAL]

  My appointment expires:








                                     N-1
                                     [KA]

                                     [PA]

  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )

            On this, the _____ day of February, 1994, before me, the undersigned officer, personally appeared David J. Hegarty, who acknowledged himself to be the Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that he as such President, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the Trust by himself as President.

            In witness whereof, I hereunto set my hand and official seal.



                                          Title of Officer

  My commission expires:

  [Notary Seal]



  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )

            On this, the _____ day of February, 1994, before me, the undersigned officer, personally appeared John G. Murray who acknowledged himself to be the Treasurer of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that he as such Treasurer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the Trust by himself as Treasurer.

            In witness whereof, I hereunto set my hand and official seal.



                                          Title of Officer

  My commission expires:

  [Notary Seal]






                                     N-1
                                     [PA]

                                     [WY]

  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )


            The foregoing was acknowledged before me by David J. Hegarty, Chief Financial Officer and Executive Vice President of the Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, this _____ day of February, 1994.

            Witness my hand and official seal.





                                     Notary Public

  My commission expires:






  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )


            The foregoing was acknowledged before me by John G. Murray, Treasurer of the Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, this _____ day of February, 1994.

            Witness my hand and official seal.



                                     Notary Public

  My commission expires:











                                     N-1
                                     [WY]

                                     [CO]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )

            On this ____ day of _________, 1994, before me personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.


                                     _____________________________
                                     Notary Public
                                     My commission expires:



  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )

            On this ____ day of 1994, before me personally appeared John
  G. Murray, Treasurer of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     _________________________
                                     Notary Public
                                     My commission expires:















                                     N-2
                                     [CO]

                                     [MO]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )



            On this ____ day of February, 1994, before me, the undersigned, a Notary Public in and for said state, personally appeared John G. Murray, to me personally known, who, being by me duly sworn, did say that he is the Treasurer of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that the foregoing instrument was signed in behalf of said real estate investment trust by authority of its Trustees, and said John G. Murray acknowledged said instrument to be the free act and deed of said real estate investment trust for the purposes therein stated.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.




                                Printed Name:
                                Notary Public in and for said State
                                Commissioned in __________ County


  [SEAL]



  My commission expires:




















                                     N-3
                                     [MO]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )



            On this ____ day of February, 1994, before me, the undersigned, a Notary Public in and for said state, personally appeared David J. Hegarty, to me personally known, who, being by me duly sworn, did say that he is the Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that the foregoing instrument was signed in behalf of said real estate investment trust by authority of its Trustees, and said David J. Hegarty acknowledged said instrument to be the free act and deed of said real estate investment trust for the purposes therein stated.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.




                                Printed Name:
                                Notary Public in and for said State
                                Commissioned in __________ County


  [SEAL]



  My commission expires:





















                                     N-4
                                     [MO]

                                     [CA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On February ___, 1994, before me ____________________,
  personally appeared John G. Murray and David J. Hegarty, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted, executed the instrument.

            WITNESS my hand and official seal.




                                     Notary Public

































                                     N-5
                                     [CA]

                                     [AZ]

  State of New York   )
                      )  ss.:
  County of New York  )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994 by John G. Murray, Treasurer and by David J. Hegarty, the Chief Financial Officer and Executive Vice President, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the Trust.



                           Notary Public
                           [Print name:                  ]

  My commission expires:



































                                     N-1
                                     [AZ]

                                     [KY]

  STATE OF NEW YORK         )
                                 )  SS.:
  COUNTY OF NEW YORK   )


                  The foregoing instrument was acknowledged before me this ___ day of February, 1994 by David J. Hegarty and John G. Murray, as the Chief Financial Officer and Executive Vice President and as the Treasurer, respectively, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, for and on behalf of said trust.


  My commission expires _____________________.


                                                  _________________________
                                                          Notary Public

                                                          (Notary Seal)

  STATE OF NEW YORK         )
                                 )  SS.:
  COUNTY OF NEW YORK   )


                  The foregoing instrument was acknowledged before me this
  ___ day of February, 1994 by                    , as the
           of WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States for and on behalf of said bank.


  My commission expires _____________________.


                                                  _________________________
                                                          Notary Public

                                                          (Notary Seal)

                                     [NC]

  STATE OF NEW YORK         )
                                 )  SS.:
  COUNTY OF NEW YORK   )


                  I, ____________________, Notary Public certify that David
  J. Hegarty personally came before me this day and acknowledged that he is the Assistant Secretary of HEALTH AND REHABILITATION PROPERTIES
  TRUST, a Maryland real estate investment trust, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by John G. Murray, its Treasurer, sealed with its corporate seal, and attested to by himself as its Assistant Secretary.

                  My commission expires __________________.

                  Witness my hand and official seal this the _____ day of February, 1994.


                                                   ________________________
                                                          Notary Public


  Seal




























                                     N-1
                                     [NC]

                                 Exhibit A-I


                              Legal Descriptions
                                   Fee Land


















































                                    A-I-1

                                 Exhibit A-II


                              Legal Descriptions
                                 Leased Land


















































                                    A-II-1

                                  Exhibit B

                         Assignor's Leasehold Estate

  The land covered by Assignor's Leasehold Estate is described on Exhibit A-II of this instrument.

                                  Schedule I

                                Facility Lease




















































                                   SCH-I-1

                                 Schedule II

                          Credit Support Agreements




















































                                   SCH-II-1

                                  EXHIBIT C


                           [INTENTIONALLY OMITTED]

                                  EXHIBIT D

                                   FORM OF
                            COLLATERAL ASSIGNMENT



    COLLATERAL ASSIGNMENT OF MORTGAGE LOAN DOCUMENTS, PLEDGE AND SECURITY
                                  AGREEMENT

                  THIS COLLATERAL ASSIGNMENT OF MORTGAGE LOAN DOCUMENTS, PLEDGE AND SECURITY AGREEMENT (this ``Assignment'') is made as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (``Assignor''), with an address at 400 Centre Street, Newton, Massachusetts 02158 and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as Administrative Agent (in such capacity, ``Assignee''), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the ``Lenders'') party to such Loan Agreement.

                                   RECITALS

                  WHEREAS, Assignor is the owner and obligee in respect of certain loans (the ``Subject Loans''), which Subject Loans are secured, inter alia, by those certain mortgages or deeds of trust more fully described on Schedule I attached hereto and by this reference incorporated herein (collectively the ``Subject Mortgages''), which Subject Mortgages encumber the right, title and interest of the grantor thereof in and to each of the parcels of real property described on Exhibit A, attached hereto and by this reference incorporated herein (the ``Properties''); and

                  WHEREAS, the Subject Loans are each evidenced by the promissory notes set forth on Schedule II attached hereto and by this reference incorporated herein (the ``Subject Notes''); and

                  WHEREAS, in furtherance of and as additional security for the Subject Loans, the parties thereto entered into certain other assignments, agreements and guarantees each as set forth on Schedule III attached hereto and by this reference incorporated herein (the ``Credit Support Agreements''); and

                  WHEREAS, pursuant to that certain Revolving Loan Agreement of even date herewith, among Assignor, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the ``Agent''), the Lenders and Assignee (as the same may be amended from time to time, the ``Loan Agreement''), the Lenders have agreed to make loans to Assignor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the ``Loans''), as evidenced by Assignor's promissory notes of even date herewith (together with any promissory note or notes made and delivered


   COLLATERAL ASSIGNMENT                      D-1
  by Assignor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the ``Promissory Notes'') payable to each of the Lenders or to order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, in connection with the Loan Agreement and the Loans, Assignor has entered into certain other documents and instruments described in the Loan Agreement as the Loan Documents (all capitalized terms used herein without definition shall have the respective meanings given to such terms in the Loan Agreement); and

                  WHEREAS, as a condition to the making of the Loans, Lenders have required that Assignor execute and deliver this Assignment.

                                  AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated herein by this reference) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                  (i) Assignment and Grant of Security Interest. In order to secure the full and punctual payment and performance of all of the obligations of Assignor under the Loan Agreement and the other Loan Documents, Assignor hereby sells, assigns, transfers, pledges, sets over and delivers to Assignee all of Assignor's right, title and interest in and to the following (the ``Collateral''):

             (1)  the Subject Loans;

             (2)  the Subject Mortgages;

             (3)  the Subject Notes;

             (4)  the Credit Support Agreements;

             (5) all books and records (including, without limitation, credit files, computer programs, printouts and other computer materials and records) pertaining to any of the foregoing items of Collateral;

             (6) all contract rights, accounts receivable, accounts, documents, instruments, general intangibles or other personal property in any way relating to the foregoing; and

             (7) any and all other agreements, contracts, documents and instruments whatsoever pertaining to the Subject Loans, and any amendments, modifications, extensions, renewals or substitutions of any of the foregoing.


   COLLATERAL ASSIGNMENT                      D-2

                  The foregoing assignment also encompasses the right of Assignor to terminate any of the Collateral, to perform its obligations thereunder and to compel performance and otherwise exercise all remedies thereunder, together with the immediate and continuing right to collect and receive all sums which may become due to Assignor or which Assignor may now or shall hereafter become entitled to demand or claim, arising from or out of the Collateral, including claims of Assignor for damages arising out of, or for breach of, or default under, any of the agreements comprising any part of the Collateral and all rights of Assignor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the Collateral.

                  (ii) Delivery of Collateral. On the date of this Agreement, Assignor shall deliver to the Escrow Agent (the ``Escrow Agent'') from time to time under the Pledge Escrow Agreement dated as of February __, 1994 (as amended, supplemented or otherwise modified from time to time, the ``Escrow Agreement'') among Sullivan & Worcester, as Escrow Agent, Assignor and Assignee, the following (or, with respect to hereafter acquired Collateral only, upon each acquisition thereof Assignor shall deliver to Escrow Agent (if no Administrative Agent Delivery Event, as defined in the Escrow Agreement, has occurred) or Assignee (if an Administrative Agent Delivery Event shall have occurred), the following in respect thereof: (i) the Subject Notes;
  (ii) the Subject Mortgages; (iii) the Credit Support Agreements; (iv) a Collateral Assignment of Mortgage in respect of each Subject Mortgage in proper form for recording in each jurisdiction where any such Subject Mortgage is recorded substantially in the form of Exhibit B attached hereto; and (v) any other instruments or documents required to be delivered to Assignee to grant, perfect and maintain the priority of the security interest granted herein or otherwise reasonably requested by Assignee (the ``Escrowed Collateral''). Immediately after additional instruments or documents, if any, shall become part of the Collateral, Assignor shall deliver such other instruments or documents to Escrow Agent or Assignee, as applicable, together with appropriate amendments to Schedules I, II and III hereto, in form and substance satisfactory to Assignee and Agent, adding such new instruments or documents thereto. Until delivery to Assignee or Escrow Agent, as specified above, Assignor shall hold such Collateral separate and in trust for Assignee. If any Collateral is disposed of in accordance with the terms and provisions of the Loan Agreement, Assignor shall deliver appropriate amendments to Schedules I, II and III hereto, in form and substance satisfactory to Assignee and Agent, deleting the released instruments or documents therefrom.

                  (iii) Further Assurances. Assignor shall execute, at its cost, upon Assignee's request, any documents necessary to cause the specific assignment of any particular Collateral and any financing statements and other documents necessary to evidence the security interest in the Collateral granted hereby, which are necessary, proper or desirable in Assignee's or Agent's judgment to carry out the purposes of this Assignment.




   COLLATERAL ASSIGNMENT                      D-3

                  (iv) Assignor Remains Liable. Anything herein to the contrary notwithstanding and except as otherwise required by law, (a) Assignor shall remain liable under the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent and in the same manner as if this Assignment had not been executed, (b) the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its duties or obligations under the Collateral, and (c) Assignee shall not have any obligation or liability under the Collateral by reason of this Assignment, nor shall Assignee be obligated to Assignor to perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  (v) Non-responsibility. The acceptance by Assignee of this Assignment with all the rights, powers, privileges and authority so granted shall not obligate Assignee to assume any obligations under the Collateral or to take any action thereunder or to expend any money or incur any expense or perform or discharge any obligation, duty or liability under the Collateral or to assume any obligation or responsibility for the nonperformance of the provisions thereof by Assignor. Assignor hereby acknowledges that Assignee shall not be responsible for any actions taken or omitted by Escrow Agent in respect of the Escrowed Collateral, other than actions taken or omitted pursuant to express written instructions of Assignee, and agrees to indemnify and hold Assignee harmless from any claims, losses, actions, damages, liabilities, costs and expenses (including reasonable fees and costs of counsel) arising out of any such actions.

                  (vi) Location of Documents. Assignee shall hold in its possession in a segregated location on its premises any of the Subject Notes, Subject Mortgages and Credit Support Agreements and any other instruments or documents which have been delivered to Assignee hereunder or pursuant to the Escrow Agreement and shall continue to hold each such document until it releases such document in accordance with the terms of this Agreement.

                  (vii) Release of Documents Prior to Release of Collateral. Upon the occurrence of an Administrative Agent Delivery Event and thereafter so long as no Event of Default shall have occurred and is continuing under the Loan Agreement, from time to time as may be required for (i) recordation or re-recordation or for use in connection with foreclosure proceedings or other actions, suits or proceedings relating thereto, or for the purpose of enforcing or realizing upon any right represented thereby, (ii) the release of any Collateral is required under the Credit Agreement (as defined in the Escrow Agreement) in connection with the grant of Liens permitted by clauses (ii) and
  (iii) of Section 6.8 of such Credit Agreement, or (iii) the release of certain Collateral is required in connection with the conveyance, sale, lease or other disposal of the Property covered thereby, upon delivery to Agent and Assignee at least five Business Days prior to the requested date of release of (x) a certificate signed by an officer of Assignor stating the purposes for which the documents are necessary and that the specified original documents held by Assignee are necessary for such


   COLLATERAL ASSIGNMENT                      D-4
  purposes and the reasons therefor and (y) a schedule listing the Collateral Documents to be released, Assignee, pursuant to the terms of this Agreement shall deliver physical custody of any Collateral Documents in Assignee's possession listed on such schedule to an attorney, auditor or other agent (other than Assignor or any of their Affiliates or any of their respective employees) retained on behalf of Assignor, against such recipient's signed agreement to and delivery of a bailee letter substantially in the form of Exhibit C hereto.

                  (viii) Filings by Assignee. Assignee is authorized by Assignor to file of record in any public office the Collateral
  Assignment of Mortgage and any financing statements with respect hereto without the signature of Assignor where permitted by applicable law and notices of assignment or any other public notice required to effect the purposes of this Assignment. Assignor shall pay the costs of, or incidental to, any recording or filing of any notice of this Assignment or any financing or continuation statements concerning the Collateral.

                  (ix) Remedies Upon Default. Upon the occurrence of an Event of Default under the Loan Agreement, and so long as such event shall be continuing, Assignee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the ``UCC'') (whether or not the UCC applies to the affected Collateral) and Assignee shall be entitled, without limitation, to:

             (1) require Assignor to, and Assignor hereby agrees that it will at its own expense and upon request of Assignee forthwith, assemble all or part of the Collateral in its possession as directed by Assignee and make it available to Assignee at any reasonable place designated by Assignee;

             (2) to the full extent permitted by law, without notice or demand or legal process, enter upon any premises of Assignor and take possession of the Collateral;

             (3) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Assignee's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Assignee may deem commercially reasonable, irrespective of the impact of such sales on the market price of the Collateral. Assignee may be the purchaser of any or all of the Collateral at any such sale. Assignor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Assignor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Assignee shall not be obligated to make any sale of Collateral regardless of


   COLLATERAL ASSIGNMENT                      D-5
                  notice of sale having been given. Assignee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

             (4)  receive all amounts payable in respect of the Collateral;

             (5) transfer all or any part of Collateral into the Assignee's name; and

             (6) accelerate any Subject Loan which may be accelerated in accordance with its terms, and take any other action to collect upon any Subject Loan.

  Assignor hereby agrees that the exercise of any or all of the foregoing rights are commercially reasonable.

                  (x) Application of Proceeds. All proceeds received by Assignee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with the Loan Agreement.


                  (xi) Security Interest Absolute. All rights of Assignee and security interests hereunder, and all obligations of Assignor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any of the Loan Agreement or any other Loan Document; or any other agreement or instrument relating to any of the foregoing;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of Assignor under the Loan Agreement, or any other amendment or waiver of or any consent to any departure from any of the Loan Agreement or any other Loan Document;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the obligations of Assignor under the Loan Agreement; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Assignor or a third party grantor.


                  (xii) No Waiver. No failure on the part of Assignee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Assignee of any right, power or remedy hereunder preclude any other or further


   COLLATERAL ASSIGNMENT                      D-6
  exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are to the fullest extent permitted by law cumulative, and are not exclusive, of any remedies provided by law.

                  (xiii) Attorney-in-Fact. Assignor does hereby constitute and appoint Assignee its true and lawful attorney-in-fact, which appointment is coupled with an interest, to (i) exercise any and all rights under the Collateral and (ii) demand, sue for, collect, attach, levy, recover and receive any and all sums which may become due to Assignor to which Assignor now or shall hereafter become entitled or may demand or claim, arising or issuing from or out of the Collateral and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Loans then outstanding, as selected by Assignee and Agent, notwithstanding that the amount owing thereunder may not then be due and payable or that the Promissory Notes are adequately secured. Assignor does hereby authorize and direct the delivery and payment of such sums to Assignee and authorizes Assignee to sign and deliver written instructions to this effect in Assignor's name and stead, and hereby ratifies and confirms all whatsoever that its said attorney shall do or cause to be done by virtue of the powers granted hereby. The power of attorney hereunder is irrevocable, coupled with an interest and continuing and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the Loans then outstanding remains unpaid; provided, however, Assignee shall not exercise any of its rights or authority as attorney-in-fact prior to the occurrence of an Event of Default.

                  (xiv) Indemnity. Assignor shall pay any and all costs and expenses incurred by Assignee in enforcing any rights or remedies under this Assignment, including reasonable attorneys' fees. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all claims, losses, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or resulting from this Assignment, including the exercise or enforcement of any of the rights of Assignee hereunder, and Assignor shall reimburse Assignee on demand for any and all such expenses.

                  (xv) Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Assignment.

                  (xvi) Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of the parties hereto and their successors and assigns.

                  (xvii)    Governing Law.      THIS ASSIGNMENT SHALL BE AN
  ASSIGNMENT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (xviii) NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING ASSIGNOR, DATED OCTOBER 9, 1986, A COPY OF WHICH,


   COLLATERAL ASSIGNMENT                      D-7

  TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ASSIGNOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ASSIGNOR. ALL PERSONS DEALING WITH ASSIGNOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF ASSIGNOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.



                  IN WITNESS WHEREOF, Assignor has caused its duly authorized representative to execute and deliver this Assignment as of the day and year first above written.


                            HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust




                            By:
                                 David J. Hegarty
                                 Chief Financial Officer and Executive Vice
                                 President



                            By:
                                 John G. Murray
                                 Treasurer





















   COLLATERAL ASSIGNMENT                      D-8

                                  Schedule I


                              Subject Mortgages



















































                                   SCH-I-1

                                 Schedule II


                                Subject Notes



















































                                   SCH-II-1

                                 Schedule III


                          Credit Support Agreements



















































                                  SCH-III-1

                                  Exhibit A

                     Legal Descriptions of the Properties




















































                             Exhibit A, Page A-1

                                  Exhibit B

                  Form of Collateral Assignment of Mortgage

  Prepared by, recording requested by
  and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.


           ________________________________________________________

             (Space Above This Line Reserved For Recorder's Use)


                      COLLATERAL ASSIGNMENT OF MORTGAGE

            THIS COLLATERAL ASSIGNMENT OF MORTGAGE (this ``Assignment'') is made as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (``Assignor''), with an address at 400 Centre Street, Newton, Massachusetts 02158 and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as Administrative Agent (in such capacity, ``Assignee''), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the ``Lenders'') party to such Loan Agreement.

                                   RECITALS

            WHEREAS, Assignor is the owner and obligee in respect of certain loans (the ``Subject Loans''), which Subject Loans are secured, inter alia, by that certain mortgage or deed of trust more fully described on Schedule I attached hereto and by this reference incorporated herein (collectively the ``Subject Mortgage''), which Subject Mortgage encumbers the right, title and interest of the grantor thereof in and to the real property described on Exhibit A, attached hereto and by this reference incorporated herein (the ``Property''); and

            WHEREAS, the Subject Loans are evidenced by the promissory notes set forth on Schedule II attached hereto and by this reference incorporated herein (the ``Subject Notes''); and

            WHEREAS, in furtherance of and as additional security for the Subject Loans, the parties thereto entered into certain other assignments, agreements and guarantees each as set forth on Schedule III attached hereto and by this reference incorporated herein (the ``Credit Support Agreements''); and

            WHEREAS, pursuant to that certain Revolving Loan Agreement of even date herewith, among Assignor, Kleinwort Benson Limited, as agent


                             Exhibit B, Page B-1
  for itself and the other Lenders (in such capacity, the ``Agent''), the Lenders and Assignee (as the same may be amended from time to time, the ``Loan Agreement''), the Lenders have agreed to make loans to Assignor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the ``Loans''), as evidenced by Assignor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Assignor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the ``Promissory Notes'') payable to each of the Lenders or to order in the aggregate principal amount of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

            WHEREAS, in connection with the Loan Agreement and the Loans, Assignor has entered into certain other documents and instruments described in the Loan Agreement as the Loan Documents (all capitalized terms used herein without definition shall have the respective meanings given to such terms in the Loan Agreement); and

            WHEREAS, as a condition to the making of the Loans, Lenders have required that Assignor execute and deliver this Assignment.

            NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated herein by this reference) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be bound thereby, the parties hereto agree as follows:

            1. Assignment and Grant of Security Interest. In order to secure the full and punctual payment and performance of all of the obligations of Assignor under the Loan Agreement and the other Loan Documents, Assignor hereby sells, assigns, transfers, pledges, sets over and delivers to Administrative Agent all of Assignor's right, title and interest in and to the following (the ``Collateral''):

       a.   the Subject Loans;

       b.   the Subject Mortgages;

       c.   the Subject Notes;

       d.   the Credit Support Agreements;

       e. all books and records (including, without limitation, credit files, computer programs, printouts and other computer materials and records) pertaining to any of the foregoing items of Collateral;

       f. all contract rights, accounts receivable, accounts, documents, instruments, general intangibles or other personal property in any way relating to the foregoing; and



                             Exhibit B, Page B-2

       g. any and all other agreements, contracts, documents and instruments whatsoever pertaining to the Subject Loans, and any amendments, modifications, extensions, renewals or substitutions of any of the foregoing.

            The foregoing assignment also encompasses the right of Assignor to terminate any of the Collateral, to perform its obligations thereunder and to compel performance and otherwise exercise all remedies thereunder, together with the immediate and continuing right to collect and receive all sums which may become due to Assignor or which Assignor may now or shall hereafter become entitled to demand or claim, arising from or out of the Collateral, including claims of Assignor for damages arising out of, or for breach of, or default under, any of the agreements comprising any part of the Collateral and all rights of Assignor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any of the Collateral.

            2. Attorney-in-Fact. Assignor does hereby constitute and appoint Assignee its true and lawful attorney-in-fact, which appointment is coupled with an interest, to (i) exercise any and all rights under the Collateral and (ii) demand, sue for, collect, attach, levy, recover and receive any and all sums which may become due to Assignor to which Assignor now or shall hereafter become entitled or may demand or claim, arising or issuing from or out of the Collateral and to give proper notices, receipts, releases and acquittances therefor and after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Loans then outstanding, as selected by Assignee and Agent, notwithstanding that the amount owing thereunder may not then be due and payable or that the Promissory Notes are adequately secured. Assignor does hereby authorize and direct the delivery and payment of such sums to Assignee and authorizes Assignee to sign and deliver written instructions to this effect in Assignor's name and stead, and hereby ratifies and confirms all whatsoever that its said attorney shall do or cause to be done by virtue of the powers granted hereby. The power of attorney hereunder is irrevocable, coupled with an interest and continuing and such rights, powers and privileges shall be exclusive in Assignee, its successors and assigns so long as any part of the Loans then outstanding remains unpaid; provided, however, Assignee shall not exercise any of its rights or authority as attorney-in-fact prior to the occurrence of an Event of Default.

            3. Indemnity. Assignor shall pay any and all costs and expenses incurred by Assignee in enforcing any rights or remedies under this Assignment, including reasonable attorneys' fees. Assignor shall indemnify, defend, protect and hold Assignee harmless from and against any and all claims, losses, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or resulting from this Assignment, including the exercise or enforcement of any of the rights of Assignee hereunder, and Assignor shall reimburse Assignee on demand for any and all such expenses.

            4. Counterparts. This Assignment may be executed in any number of counterparts, each of which counterparts shall be deemed to be


                             Exhibit B, Page B-3
  an original and all of which together shall constitute but one and the same Assignment.

            5. Successors and Assigns. The covenants and agreements herein contained shall bind and inure to the benefit of the parties hereto and their successors and assigns.

            6. NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING ASSIGNOR, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ASSIGNOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ASSIGNOR. ALL PERSONS DEALING WITH ASSIGNOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF ASSIGNOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.




































                             Exhibit B, Page B-4

            IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed under seal as of the date first above written.



                                HEALTH AND REHABILITATION PROPERTIES
                                TRUST, a Maryland real estate investment trust
  WITNESSES AS TO BOTH:



                                By:
  Print Name:                        David J. Hegarty
                                     Chief Financial Officer and Executive
                                     Vice President



  Print Name:


                                By:
                                     John G. Murray
                                     Treasurer

                                          [Seal]

                           [SIGNATURE PAGE FOR LA]



            THUS DONE AND PASSED on the date set forth above in New York, New York, in the presence of the undersigned competent witnesses, who hereunto sign their names with Assignor and me, Notary Public, after due reading of the whole.


  WITNESSES:                    HEALTH AND REHABILITATION      PROPERTY
                                TRUST, a Maryland real estate investment trust


                                By:
  Print Name:                        David J. Hegarty
                                     Chief Financial Officer and Executive
                                     Vice President


                                By:
  Print Name:                        John G. Murray
                                     Treasurer




  NOTARY PUBLIC


  New York County, New York
  My commission expires:

                           [SIGNATURE PAGE FOR WA]

            IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed under seal as of the date first above written.


  PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                HEALTH AND REHABILITATION PROPERTIES
                                TRUST, a Maryland real estate investment trust
  WITNESSES AS TO BOTH:



                                By:
  Print Name:                        David J. Hegarty
                                     Chief Financial Officer and Executive
                                     Vice President



  Print Name:


                                By:
                                     John G. Murray
                                     Treasurer

                                          [Seal]






















                                     S-1
                                     [WA]

                           [SIGNATURE PAGE FOR MI]

            IN WITNESS WHEREOF, Assignor has caused this instrument to be duly executed under seal as of the date first above written.


                                HEALTH AND REHABILITATION PROPERTIES
                                TRUST, a Maryland real estate investment trust
  WITNESSES:



                                By:
  Print Name                         David J. Hegarty
                                     Chief Financial Officer and Executive
                                     Vice President

  Print Name



                                By:
  Print Name                         John G. Murray
                                     Treasurer



  Print Name
                                          [Seal]

  Prepared by and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.

                                     [WA]

  STATE OF NEW YORK             )
                                )  SS.:
  COUNTY OF NEW YORK            )


            I certify that I know or have satisfactory evidence that David
  J. Hegarty and John G. Murray are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute the instrument and acknowledged it as the Chief Financial Officer and Executive Vice President and as the Treasurer respectively, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, to be the free and voluntary act of such trust for the uses and purposes mentioned in the instrument.

            Dated this ____ day of February, 1994,


                           _________________________________
                              (Signature of Notary)

                           ___________________________________
                           (Legibly Print or Stamp Name of Notary)

                           Notary Public in and for the state of New York, residing at _____________________

                           My appointment expires:
























                                     N-1
                                     [WA]

                                     [MA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this ____ day of February, 1994, before me personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     Notary Public
                                     My commission expires:




  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this ____ day of February, 1994, before me personally appeared John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     Notary Public
                                     My commission expires:













                                     N-1
                                     [MA]

                                     [WI]


  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            Personally came before me, this ____ day of February, 1994, John G. Murray, Treasurer and David J. Hegarty, Chief Financial Officer and Executive Vice President, of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland, to me known to be the persons who executed the foregoing instrument, and to me known to be such officers of such trust, and acknowledged that they executed the foregoing instrument as such officers as the act of such trust, by its authority.



                                Name:
                                Notary Public
                                     County,

                                My commission expires:






























                                     N-1
                                     [WI]

                                     [CT]

  STATE OF NEW YORK        )
                           ) ss.:              February __, 1994
  COUNTY OF NEW YORK       )


            On this the ___ day of February, 1994 before me, personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, signer and sealer of the foregoing instrument, and he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Chief Financial Officer and Executive Vice President and acknowledged the same to be the free act and deed of said corporation and his free act and deed as such officer thereto.


                                Notary Public




  STATE OF NEW YORK        )
                           ) ss.:              February __, 1994
  COUNTY OF NEW YORK       )

            On this the ___ day of February, 1994 before me, personally appeared John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, signer and sealer of the foregoing instrument, and he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Treasurer and acknowledged the same to be the free act and deed of said corporation and his free act and deed as such officer thereof.




                                Notary Public














                                     N-1
                                     [CT]

                                     [IL]

  STATE OF NEW YORK        )
                           ) ss.:              February __, 1994
  COUNTY OF NEW YORK       )


            I , __________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that John G. Murray and David J. Hegarty personally known to me to be, respectively, the Treasurer and the Chief Financial Officer and Executive Vice President of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such Treasurer and as such Chief Financial Officer and Executive Vice President they signed and delivered the said instrument as, respectively, Treasurer and Chief Financial Officer and Executive Vice President of said trust, pursuant to authority given by the Board of Directors of said trust, as their free and voluntary act, and as the free and voluntary act and deed of said trust, for the uses and purposes therein set forth.

            Given under my hand and seal this _____ day of February, 1994.



                                                              Notary Public

  My commission expires __________, 19__.



                                               [SEAL]





















                                     N-1
                                     [IL]

                                     [OH]

  State of New York        )
                           )  ss.:
  County of New York       )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994 by John G. Murray, Treasurer and by David J. Hegarty, the Chief Financial Officer and Executive Vice President, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the Trust.



                           Notary Public
                           [Print name:                       ]

       [Notary Seal]

                           My commission expires:



  Prepared by and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attention:  Robert H. Bienstock, Esq.
























                                     N-1
                                     [OH]

                                     [SD]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this, the ____ day of February, 1994, before me, __________, the undersigned officer, personally appeared David J. Hegarty of the State of __________, County of __________, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.


            IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                     Notary Public,
                                     My commission expires:


  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this, the ____ day of February, 1994, before me, __________, the undersigned officer, personally appeared John G. Murray of the State of __________, County of __________, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                     Notary Public,
                                     My commission expires:











                                     N-1
                                     [SD]

                                     [IA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On this _____ day of February, 1994, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared John G. Murray and David J. Hegarty, to me personally known, who being by me duly sworn did say that they are the authorized officers of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust executing the foregoing instrument; (that no seal has been procured by the trust) that said instrument was signed on behalf of the trust and that John G. Murray and David J. Hegarty, respectively, as Treasurer and as Chief Financial Officer and Executive Vice President, acknowledged the execution of said instrument to be their voluntary act and deed by it, by them and as fiduciaries voluntarily executed.




                           NOTARY PUBLIC IN AND FOR THE STATE OF NEW YORK AND COUNTY OF NEW YORK





























                                     N-1
                                     [IA]

                                     [KA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )

            The foregoing instrument was acknowledged before me this _____ day of February, 1994, by David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland.


                                Notary Public

                                Name:
                                     (typed, printed or stamped)
  [SEAL]
  My appointment expires:




  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994, by John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland.


                                Notary Public

                                Name:
                                     (typed, printed or stamped)
  [SEAL]
  My appointment expires:














                                     N-1
                                     [KA]

                                     [PA]

  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )

            On this, the _____ day of February, 1994, before me, the undersigned officer, personally appeared David J. Hegarty, who acknowledged himself to be the Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that he as such President, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the Trust by himself as President.

            In witness whereof, I hereunto set my hand and official seal.



                                          Title of Officer

  My commission expires:

  [Notary Seal]



  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )

            On this, the _____ day of February, 1994, before me, the undersigned officer, personally appeared John G. Murray who acknowledged himself to be the Treasurer of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that he as such Treasurer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the Trust by himself as Treasurer.

            In witness whereof, I hereunto set my hand and official seal.



                                          Title of Officer

  My commission expires:

  [Notary Seal]






                                     N-1
                                     [PA]

                                     [WY]

  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )


            The foregoing was acknowledged before me by David J. Hegarty, Chief Financial Officer and Executive Vice President of the Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, this _____ day of February, 1994.

            Witness my hand and official seal.





                                     Notary Public

  My commission expires:






  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )


            The foregoing was acknowledged before me by John G. Murray, Treasurer of the Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, this _____ day of February, 1994.

            Witness my hand and official seal.



                                     Notary Public

  My commission expires:











                                     N-1
                                     [WY]

                                     [CO]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )

            On this ____ day of _________, 1994, before me personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.


                                     _____________________________
                                     Notary Public
                                     My commission expires:



  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )

            On this ____ day of 1994, before me personally appeared John
  G. Murray, Treasurer of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     _________________________
                                     Notary Public
                                     My commission expires:















                                     N-2
                                     [CO]

                                     [MO]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )



            On this ____ day of February, 1994, before me, the undersigned, a Notary Public in and for said state, personally appeared John G. Murray, to me personally known, who, being by me duly sworn, did say that he is the Treasurer of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that the foregoing instrument was signed in behalf of said real estate investment trust by authority of its Trustees, and said John G. Murray acknowledged said instrument to be the free act and deed of said real estate investment trust for the purposes therein stated.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.




                                Printed Name:
                                Notary Public in and for said State
                                Commissioned in __________ County


  [SEAL]



  My commission expires:




















                                     N-3
                                     [MO]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )



            On this ____ day of February, 1994, before me, the undersigned, a Notary Public in and for said state, personally appeared David J. Hegarty, to me personally known, who, being by me duly sworn, did say that he is the Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that the foregoing instrument was signed in behalf of said real estate investment trust by authority of its Trustees, and said David J. Hegarty acknowledged said instrument to be the free act and deed of said real estate investment trust for the purposes therein stated.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.




                                Printed Name:
                                Notary Public in and for said State
                                Commissioned in __________ County


  [SEAL]



  My commission expires:





















                                     N-4
                                     [MO]

                                     [CA]

  STATE OF NEW YORK        )
                           ) ss.:
  COUNTY OF NEW YORK       )


            On February ___, 1994, before me ____________________,
  personally appeared John G. Murray and David J. Hegarty, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted, executed the instrument.

            WITNESS my hand and official seal.




                                     Notary Public

































                                     N-5
                                     [CA]

                                     [AZ]

  State of New York        )
                           )  ss.:
  County of New York       )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994 by John G. Murray, Treasurer and by David J. Hegarty, the Chief Financial Officer and Executive Vice President, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the Trust.



                           Notary Public
                           [Print name:                  ]

  My commission expires:



































                                     N-1
                                     [AZ]

                                     [MI]

  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )

            The foregoing instrument was acknowledged before me this _____ day of February by David J. Hegarty, the Chief Financial Officer and Executive Vice President, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the trust.



                           [Print name:                                   ]
                           Notary Public

       [Notary Seal]




  STATE OF NEW YORK        )
                           )  ss.:
  COUNTY OF NEW YORK       )


            The foregoing instrument was acknowledged before me this _____ day of February by John G. Murray, the Treasurer of HEALTH AND
  REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the trust.




                           [Print name:                                   ]
                           Notary Public

       [Notary Seal]
















                                     N-1
                                     [MI]

                                  Schedule I


                               Subject Mortgage



















































                           Exhibit B, Page SCH-I-1

                                 Schedule II


                                Subject Notes



















































                           Exhibit B, Page SCH-II-1

                                 Schedule III


                          Credit Support Agreements



















































                          Exhibit B, Page SCH-III-1

                                  Exhibit A

                      Legal Description of the Property




















































                             Exhibit B, Page A-1

                                  Exhibit C

                            Form of Bailee Letter

                           [Letterhead of Assignee]



                                          Dated              , 19


  To:  _______________________________
       _______________________________
       _______________________________


            The documents delivered herewith (the ``Collateral Documents'') as more particularly described on the attached schedule relate to collateral that has been assigned and pledged to us under that certain Collateral Assignment of Mortgage Loan Documents, Pledge and Security Agreement, dated as of November ___, 1994 (as the same may be amended from time to time, the ``Assignment''), between Health and Rehabilitation Properties Trust (``Assignor'') and Wells Fargo Bank, N.A., (``Assignee'').

            The Collateral Documents are being delivered to you in accordance with Section 7 of the Assignment. You are hereby deemed to be holding the Collateral Documents in trust as our bailee in accordance with the applicable provisions of the Uniform Commercial Code, subject to the security interest granted to us under the Assignment. In the event that you receive conflicting instructions regarding the Collateral Documents from Assignor and any affiliate of Assignor and us, you agree to act in accordance with our instructions, and Assignor, by its counter-execution hereof in the space provided below, so confirms and acknowledges. You agree promptly to return the Collateral Documents to us within 120 days of the date hereof or if otherwise requested by us.

            [This paragraph will contain appropriate instruction to the Bailee to accomplish the purpose for which the release of the Collateral Documents has been requested.]















                             Exhibit C, Page C-1

            If the foregoing accurately reflects your understanding of your role with respect to the Collateral Documents, and in particular your status as bailee, please execute and return to us a copy of this letter.

                           Very truly yours,

                           WELLS FARGO BANK, N.A.,
                             as Assignee


                           By:  ________________________________
                                Name:
                                Title:


  Confirmed and Acknowledged:

  HEALTH AND REHABILITATION PROPERTIES TRUST



  By:  ________________________________
       Name:
       Title:



  ACKNOWLEDGED AND AGREED TO

  this ____ day of ________, 19__.


  ___________________________________
    Signature of Recipient


  Print Name of Recipient:

















                             Exhibit C, Page C-2

                                 EXHIBIT E-1

                                   FORM OF
                                   MORTGAGE


  Prepared by, recording requested by
  and when recorded return to:
  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attention:  Robert H. Bienstock, Esq.

  [CT MORTGAGED PROPERTY]



          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

                  OPEN-END MORTGAGE DEED, SECURITY AGREEMENT
                              AND FIXTURE FILING

            This Open-End Mortgage Deed, Security Agreement and Fixture Filing (this "Mortgage") is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

            This is an "OPEN-END MORTGAGE" and the holder(s) hereof shall have all of the rights, powers and protection to which the holder of an OPEN-END MORTGAGE is entitled under Connecticut law. Upon request the Lenders may, in their discretion, make future advances to Mortgagor pursuant to the Loan Agreement (as hereinafter defined). Any future advance and the interest payable thereon shall be secured by this Mortgage, shall be evidenced by the Promissory Notes (as hereinafter defined), copies of which are annexed hereto as Exhibit C, and shall be recorded on the books and records of the Lenders. At no time shall the principal amount of the debt secured by this Mortgage exceed the original loan authorized, nor shall the maturity of any future advance secured hereby extend beyond the maturity of the original mortgage debt as set forth in the Promissory Notes (as hereinafter defined).

            WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from


    MORTGAGE                             E-1-1
  time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes);

            WHEREAS, the final maturity date of the Loans evidenced by the Promissory Notes is January 2, 1997; and

            WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.

            NOW THEREFORE, KNOW ALL MEN, that in consideration of said debt and for other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Mortgagor hereby grants, mortgages, warrants, affects, specially hypothecates, bargains, sells, conveys, releases, transfers, assigns and pledges and grants a security interest to Mortgagee, its heirs, successors and assigns, forever, with POWER OF SALE and with MORTGAGE COVENANTS, the following described real and personal property, none of which real or personal property is used principally or at all for agricultural or farming purposes (herein collectively, the "Mortgaged Property"):


                    A.  LAND:

             The land described in Exhibit A-I attached hereto and by this reference incorporated herein (the "Fee Land") and all right title and interest of Mortgagor in and to each leasehold estate (individually, a "Leasehold Estate" and collectively, the "Leasehold Estates") created pursuant to the lease or leases more particularly described in Exhibit B attached hereto and by this reference incorporated herein (such lease or leases, together with any amendments, modifications, extensions, renewals or substitutions therefor are referred to herein individually, as a "Lease (Mortgagor Lessee)" and collectively as the "Leases (Mortgagor Lessee)"), or otherwise, and affecting all or the portions indicated in Exhibit B of those certain parcels of land more particularly described in Exhibit A-II attached hereto and by this reference incorporated herein (the "Leased Land") (the Fee Land and the Leased Land being sometimes hereinafter collectively referred to as the "Land") (Exhibit A-I and Exhibit A-II are collectively referred to as "Exhibit A").



    MORTGAGE                             E-1-2

                    B.  IMPROVEMENTS:

            All buildings, structures, facilities and other improvements now located on or to be constructed on any of the Land or added thereto, together with all fixtures now or hereafter owned by Mortgagor, or in which Mortgagor has an interest, and placed in or upon any of the Land or the buildings or other improvements thereon (collectively, the "Improvements").


                    C.  EASEMENTS:

            All easements, servitudes, bridges, rights of way, licenses, privileges, tenements, hereditaments, royalties, air rights, water and water rights, mineral rights and appurtenances belonging to or inuring to the benefit of the Land; and all right, title and interest of Mortgagor in and to the land lying within any street or roadway adjoining the Land; and all right, title and interest of Mortgagor in and to any vacated or hereafter vacated streets or roads adjoining any of the Land (collectively, the "Easements").


                    D.  PERSONAL PROPERTY:

            All fixtures, machinery, equipment and other personal property of every kind, description and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or now or hereafter used or to be used in connection with any present or future operation thereof or construction thereon, and now owned or hereafter acquired by Mortgagor, including, without in any way limiting the generality of the foregoing, any and all: (i) heating, lighting, incinerating, refrigerating, ventilating, air conditioning, air cooling, lifting, fire extinguishing, plumbing, cleaning, communications and power equipment and apparatus; (ii) gas, water and electrical equipment and apparatus; (iii) elevators, escalators, switchboards, engines, motors, tanks, pumps, partitions, conduits, ducts and compressors, together with any renewals, replacements or additions thereto or substitutions therefor and (iv) all Goods, Fixtures and Equipment, as such terms are defined within the meaning of the Uniform Commercial Code (as from time to time in effect in the State or Commonwealth in which the Personal Property as hereinafter defined is located, the "Code"); it being understood and agreed that all such fixtures, machinery, apparatus, equipment and other personal property are a part of and are declared to be a portion of the security for the indebtedness hereby secured, whether physically attached to the Improvements or not (collectively, the "Personal Property").


                    E.  LEASES AND RENTS:

            All of the landlord's right, title and interest, owned by Mortgagor in and to all leases (which term, as used herein, shall include all occupancy agreements excluding however, agreements with


    MORTGAGE                             E-1-3
  respect to the provision of care for patients of the Operator (as defined below), licenses, concession agreements and all other agreements or tenancies, however denominated, affecting the occupancy of the Mortgaged Property, or any portion thereof) now or hereafter affecting or pertaining to the Mortgaged Property and the business operations conducted thereon, including without limitation, that certain lease described on Schedule I attached hereto and incorporated herein by reference, between Mortgagor, as lessor and the operator lessee (the "Operator"), described in said Schedule I (such lease, as in effect on the date hereof, without giving effect to any amendments, modifications or supplements from time to time entered into unless the same shall be approved in writing by both Mortgagee and Agent, the "Lease (Mortgagor Lessor)"), together with all of Mortgagor's right, title and interest in and to all rents, issues, profits, royalties, revenues, income and other benefits derived from the Mortgaged Property or the Land or from any other leases, subleases or licenses of, or any concessions, franchises or similar agreements with respect to, the Mortgaged Property whether now or hereafter existing (collectively, the "Rents").


                    F.  RECORDS:

            A security interest in and to all of the records and books of account now or hereafter maintained by Mortgagor in connection with the operation of the Mortgaged Property.


                    G.  PROCEEDS, AWARDS AND OTHER MONEYS:

            A security interest in all proceeds, including insurance proceeds, paid for any damage or loss to the Mortgaged Property or any part thereof, all awards, including interest and insurance proceeds, in connection with any condemnation or other taking of the Mortgaged Property, or any part thereof, or for conveyance in lieu thereof, and any and all other moneys which may from time to time become subject to the lien hereof (including, without limitation, all sums held by Mortgagee), whether by conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims or otherwise (collectively, the "Proceeds").


                    H.  REPLACEMENTS AND SUBSTITUTIONS:

            All of Mortgagor's right, title and interest in and to all replacements, substitutions, betterments and additions of or to any or all of the foregoing.

            SUBJECT, HOWEVER, to the Permitted Exceptions as defined in the Loan Agreement.

            This mortgage and conveyance is made to secure (herein, the "indebtedness"):



    MORTGAGE                             E-1-4

            (1) Payment of the indebtedness of Mortgagor to the Lenders evidenced by the Promissory Notes, together with interest on said indebtedness at the rate specified therein;

            (2) Payment by Mortgagor of all sums expended or advanced by Mortgagee, the Agent or the Lenders from time to time pursuant to any term or provision of the Notes, the Loan Agreement or this Mortgage;

            (3) Payment, performance and observance by Mortgagor of each and every covenant, condition and obligation contained in the Notes, this Mortgage, the Loan Agreement and/or any other document now or hereafter given by Mortgagor either as additional security for the payment of the indebtedness hereby secured, or otherwise executed and delivered in connection therewith (all of such instruments being hereinafter sometimes collectively referred to as the "Security Instruments"); and

            (4) Payment and performance of all obligations of Mortgagor to Mortgagee, Agent and the Lenders for fees, costs and expenses (including attorney's fees) under the Security Instruments.

             3 [***This Mortgage is given to secure not only existing indebtedness, but also such future advances made after the date hereof, whether such advances are obligatory or are to be made at the option of the Lenders, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. Such advances are and will be evidenced by the Notes and the Security Instruments. The maturity date of the unpaid balances of the indebtedness shall be January 2, 1997 (or earlier as provided in the Loan Agreement). The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid principal balance so secured at one time shall not exceed $150,000,000 plus interest thereon and any disbursements made by Mortgagee or any of the Lenders to or on behalf of Mortgagor pursuant to the terms of this Mortgage, the Loan Agreement or the Security Instruments, including, but not limited to, disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, in each case with interest thereon from date of expenditure at the rate of default interest specified in Section 2.4(b) of the Loan Agreement.***]

            [**Note: The following paragraph should be omitted from the Louisiana form of Mortgage.**]

            The Notes are hereby incorporated herein by reference, with the same force and effect as if each such Note, and all of the terms, conditions and provisions thereof, were set forth herein in its entirety, and copies of all such Notes shall be maintained, and made available to parties having an interest therein, at the principal


               3    Replace this paragraph with the alternative provision
          suggested by Ohio local counsel for all Ohio mortgages.


    MORTGAGE                             E-1-5
  offices of Kleinwort Benson Limited, or any successor agent under the Loan Agreement, at New York, New York.

            CERTAIN OF PERSONAL PROPERTY COVERED BY THIS MORTGAGE ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND. THIS MORTGAGE IS ALSO INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO THE SECURITY INTEREST GRANTED HEREIN IN SUCH PERSONAL PROPERTY. THE MORTGAGOR IS THE DEBTOR AND THE MORTGAGEE IS THE SECURED PARTY FOR SUCH PURPOSES AND THE MAILING ADDRESS OF THE MORTGAGOR AND MORTGAGEE ARE AS SET FORTH ON THE FIRST PAGE OF THIS MORTGAGE.

            Mortgagor hereby further covenants and agrees with Mortgagee to pay, perform or observe, as the case may be, all of the following additional covenants and agreements:


                                  ARTICLE 1

                                 Performance

            1.1 Mortgagor shall pay all indebtedness hereby secured at the time or times and in the manner provided herein or in the Notes, and shall pay or cause to be paid, as and when the same respectively become due and payable, all premiums for insurance maintained on the Mortgaged Property and all expenses of repair to the Mortgaged Property.

            1.2 Mortgagor shall promptly and fully keep, perform and comply with all the terms, provisions, covenants and conditions imposed upon Mortgagor hereunder, under the Notes, the Loan Agreement and under the other Security Instruments.


                                  ARTICLE 2

                        Assignment of Leases and Rents

            Mortgagor hereby assigns, sets over, and transfers to Mortgagee, all leases, licenses, concession agreements, occupancy agreements and all other tenancy agreements, including, without limitation, the Lease (Mortgagor Lessor), and all of the Rents, subject, however, to the terms and conditions of any separate assignment of leases and rents from time to time delivered by Mortgagor to Mortgagee with respect to the Mortgaged Property.


                                  ARTICLE 3

                                  Insurance

            3.1 Mortgagor shall keep, or shall cause the Operator to keep, the Improvements constantly and satisfactorily insured against the following risks:



    MORTGAGE                             E-1-6

            (i) Loss or damage by fire, vandalism and malicious mischief, extended coverage perils, and all physical loss perils insurance, if available and economically feasible, including but not limited to sprinkler leakage, in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as defined below in Section 3.2) and in an amount which is sufficient to prevent Mortgagor from becoming a co-insurer;

            (ii) Business interruption or loss of rental under a rental value insurance policy covering risk of loss during the lesser of the first twelve (12) months of reconstruction or the actual reconstruction period necessitated by the occurrence of any of the hazards described in Section 3.1(i), if available and economically feasible, in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Mortgagor from becoming a coinsurer;

            (iii) Claims for personal injury or property damage under a policy of comprehensive general public liability insurance, if available and economically feasible, with amounts not less than Five Million Dollars ($5,000,000.00) per occurrence in respect of bodily injury and death and One Million Dollars ($1,000,000.00) for property damage;

            (iv) Claims arising out of malpractice in an amount not less than Five Million Dollars ($5,000,000.00) for each person and for each occurrence; provided, however, that if such malpractice insurance, with such limit, at any time is not available at rates which are economically feasible in relation to the risks covered, Mortgagor may permit the Operator to self-insure as to such malpractice claims in accordance with the provisions of Section 3.5 below; and

            (v) Flood (when the Improvements are located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area and are available from insurance companies, insurance pools, or other appropriate companies authorized to do business in the State or Commonwealth in which the Mortgaged Property is located, at rates which are economically practicable in relation to the risks covered.

            3.2 The term "full replacement cost" as used herein, shall mean the actual replacement cost of the Mortgaged Property requiring replacement from time to time including an increased cost of construction endorsement, if available and economically feasible, less exclusions provided in the standard form of fire insurance policy.

            3.3 In addition to the insurance described above, Mortgagor shall require the Operator to maintain such additional insurance as may be reasonably required from time to time by either Mortgagee or Agent. Mortgagor shall at all times cause the Operator to maintain adequate worker's compensation insurance coverage for all persons employed by the


    MORTGAGE                             E-1-7

  Operator on the Mortgaged Property. Such worker's compensation insurance shall be in accordance with the requirements of applicable local, state and federal law.

            3.4 Notwithstanding anything to the contrary contained in this Article 3, Mortgagor's obligations to carry or cause to be carried the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Mortgagor or the Operator, as the case may be; provided, however, that the coverage afforded will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Mortgage by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article 3 are otherwise satisfied.

            3.5 With respect to the risks specified in Section 3.1(iv) only, Mortgagor may permit the Operator to self-insure (pursuant to a prudent program of self-insurance no less stringent than any program of self-insurance maintained by the Operator with respect to its other properties, with reserves therefor in such amounts as would conform to the requirements of generally accepted accounting principles) against the risks, and in the amounts hereinabove described and shall not be required to maintain insurance hereunder, except that, until such time as the Operator is rated in one of the highest three ratings by either Moody's or Standard & Poor's, the Operator shall only self-insure an amount equal to the greater of $250,000 or 3.0% of its Consolidated Tangible Net Worth as hereafter defined. "Consolidated Tangible Net Worth" shall mean the aggregate of the par or stated value of all outstanding capital stock, capital surplus, and retained earnings set forth on a consolidated balance sheet prepared in accordance with generally accepted accounting principles, less the sum of (A) all intangibles included on the asset side of said consolidated balance sheet, including, without limitation, goodwill (including any assets designated on such balance sheet representing the excess of the purchase price paid for assets or stock acquired over the value assigned hereto on the books of the Operator and its subsidiaries), patents, trademarks, trade names, copyrights, and similar intangibles, and (B) deferred charges.

            3.6 All such insurance shall (i) be evidenced by valid and enforceable policies written by insurance companies qualified to do business in the State or Commonwealth in which the Mortgaged Property is located, (ii) to the extent provided by Section 5.15 of the Loan Agreement, be made payable to Mortgagee by means of a standard non-contributory mortgagee clause in favor of Mortgagee as administrative agent on behalf of Lenders, (iii) to the extent provided by Section 5.15 of the Loan Agreement, contain an endorsement requiring thirty (30) days written notice to Mortgagee prior to cancellation or modification in the coverage, scope or amount of any such policy or policies, (iv) to the extent provided by Section 5.15 of the Loan Agreement, provide that any loss shall be payable to Mortgagee notwithstanding any act or negligence of Mortgagor or Mortgagee which might otherwise result in a forfeiture of said insurance, and (v) to the


    MORTGAGE                             E-1-8
  extent provided by Section 5.15 of the Loan Agreement, in the case of liability coverage, name Mortgagee, as administrative agent for itself and the other Lenders, as additional insured. Mortgagee agrees that a $25,000 deductible in such policies is acceptable. A certificate from the insurer setting forth the limits of the insurance coverage shall be delivered to Mortgagee concurrently with the execution and delivery of this Mortgage, and thereafter all renewal or replacement certificates shall be delivered to Mortgagee not less than thirty (30) days prior to the expiration date of the policy to be renewed or replaced, accompanied, if requested by Mortgagee, by evidence satisfactory to Mortgagee and Agent that all premiums payable with respect to such policies have been paid in full.

            3.7 All property insurance policies carried by either the Operator or Mortgagor covering the Mortgaged Property, including without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against any other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so.

            3.8 Mortgagee shall have the right and is hereby constituted and appointed the true and lawful attorney-in-fact, irrevocable and coupled with an interest, of Mortgagor (with full power of substitution, delegation and revocation), in the name and stead of Mortgagor, but in the discretion of said attorney, (i) to demand, adjust, sue for, compromise and collect any amounts due under such insurance policies in the event of loss, and (ii) to give releases for any and all amounts received in settlement of losses under such policies; provided, however, that unless and until an Event of Default shall have occurred and be continuing, Mortgagor reserves to itself the right to take any such action, without the consent or participation of Mortgagee therein.

            3.9 Mortgagor shall not on Mortgagor's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, to be furnished by, or which may reasonably be required to be furnished by, Mortgagor, or increase the amount of the existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Mortgagee, are included therein as additional insureds, and the loss is payable under said insurance in the same manner as losses are payable under this Mortgage. Mortgagor shall immediately notify Mortgagee of the receipt of any notice from the Operator of the taking out of any such separate insurance.

            3.10 In the event of the occurrence of a casualty or other loss with respect to a Mortgaged Property, Mortgagee, at its election (except as provided in subsection 3.10.1 below), may apply all amounts received by reason of such casualty or other loss, after first deducting the costs of collection, to the payment of the indebtedness secured


    MORTGAGE                             E-1-9
  hereby, whether or not then due, or to reimbursement of any taxes, assessments, charges, insurance premiums or other obligations paid by Mortgagee pursuant hereto, or, notwithstanding the claims of any subsequent lienor, amounts so received with respect to casualty loss may be used or paid over to Mortgagor for use in repairing or replacing damaged buildings and improvements on such Mortgaged Property.

            3.10.1 Notwithstanding the foregoing, however, provided that no Event of Default hereunder shall have occurred and be continuing, in the event the Operator (i) is entitled or has elected to restore such Mortgaged Property in accordance with the applicable provisions of the Lease (Mortgagor Lessor) pertaining to such Mortgaged Property or (ii) elects to substitute a new property for such Mortgaged Property in accordance with the provisions of such Lease (Mortgagor Lessor) and in the manner provided in such Lease (Mortgagor Lessor), then all amounts received by reason of such casualty or other loss shall (A) in the event of repair or restoration, be made available for such repair and restoration in the manner provided in the following paragraph or (B) in the event the Operator has offered to substitute a property for such Mortgaged Property, which offer has been accepted by Mortgagor with the consent of both Mortgagee and Agent, and which substitute property shall be subject to a first mortgage and security interest and a collateral assignment of leases and rents in favor of Mortgagee, and such other certificates, documents and instruments as may be reasonably required by Mortgagee and/or Agent, be paid to the Operator in accordance with such Lease (Mortgagor Lessor) upon completion of said substitution.

            3.10.2 Provided that no Event of Default hereunder shall have occurred and be continuing, if Mortgagee elects to permit the use of casualty insurance proceeds for repair and restoration of damaged buildings and improvements or if the Operator elects to restore such Mortgaged Property in accordance with the applicable provisions of such Lease (Mortgagor Lessor), then the amounts payable to Mortgagee pursuant to this Article, or so much thereof as may be required for such purpose, shall be paid out from time to time as the work of repair or replacement progresses, upon such architects' certificates or other certificates, including certificates from title insurance companies, as Mortgagee and Agent may from time to time require, with respect to the cost of such repair or replacement and the status of title to such Mortgaged Property; provided, however, Mortgagee shall not be required to release or pay any portion of such proceeds unless (i) Mortgagor shall first furnish additional funds from sources other than the net amount of such proceeds which, together with said proceeds, shall be sufficient to cover the cost of repair or replacement as established by the certificate of an architect or engineer employed by Mortgagee at Mortgagor's expense, which certificate shall provide that such Mortgaged Property can reasonably be restored to substantially the same condition as existed immediately prior to such damage or destruction; (ii) the proceeds of the business interruption insurance required to be carried pursuant to Section 3.1(ii) hereof are available for the payment of rent due under such Lease (Mortgagor Lessor); and (iii) such repair or replacement shall be effected promptly and in accordance with plans and specifications submitted to and approved by Mortgagee and Agent and


    MORTGAGE                             E-1-10
  diligently pursued to completion. Mortgagee shall at no time whatever, whether in possession of such Mortgaged Property or not, have any obligation to advance or make funds other than said proceeds available for the repair or replacement of such Mortgaged Property. Provided that no Event of Default shall have occurred and be continuing, any excess proceeds remaining after restoration shall be paid to Mortgagor.

            3.11 If Mortgagee shall in any manner acquire title to the Mortgaged Property, it shall thereupon become the sole and absolute owner of all insurance policies pertaining to such Mortgaged Property and held by or required hereunder to be delivered to Mortgagee, with the sole right to collect and retain all unearned premiums and dividends thereon, and Mortgagor shall only be entitled to a credit, in reduction of the then outstanding indebtedness secured hereby, in the amount of the short rate cancellation refund.

            3.12 Mortgagor shall comply, or shall cause the Operator to comply, with all requirements of the issuer of any policy of insurance required to be carried pursuant to Section 3.1 hereof.


                                  ARTICLE 4

                               Payment of Taxes

            4.1 Mortgagor shall, or shall cause the Operator to, promptly pay, when due, all taxes, assessments, water and sewer charges and all other charges of whatever nature which may at any time be assessed against, levied upon or constitute a lien on, the whole or any portion of the Mortgaged Property and any tax assessed against Mortgagee with respect to this Mortgage or the indebtedness hereby secured, whether under statutes now in force or that may hereafter be enacted; and Mortgagor shall promptly pay or cause to be paid, when due, all other taxes (including corporate taxes and personal property taxes), assessments or charges that might become a lien prior to this Mortgage or that might have priority in distribution of the proceeds of a judicial sale. Mortgagor shall not suffer or permit any such taxes, as-sessments or charges on the Mortgaged Property to become or remain delinquent or permit any part thereof or any interest therein to be sold for any such taxes, assessments or charges; and further shall furnish to Mortgagee, in each instance prior to the date when they would become delinquent, certificates or receipts of the proper officer showing full payment of all taxes, assessments and charges.

            4.2 Notwithstanding the foregoing provisions of this Article, Mortgagor shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment or charge so long as the validity thereof shall be contested in good faith by appropriate proceedings in accordance with the applicable provisions of the Lease (Mortgagor Lessor) pertaining to permitted contests and Article 6 hereof; provided, however, that payment in full with respect to any such tax, assessment or charge shall be made not less than five (5) days



    MORTGAGE                             E-1-11
  before the first day upon which the Mortgaged Property, or any portion thereof, may be seized and sold in satisfaction thereof.

            4.3 Mortgagor hereby assigns to Mortgagee all rights of Mortgagor now or hereafter arising in and to any refunds or abatements of any such tax, assessment or charge, which refunds and abatements shall be applied by Mortgagee in reduction of the principal indebtedness under the Notes; provided, however, that until an Event of Default shall have occurred and be continuing, Mortgagor shall be entitled to any such refunds or abatements.


                                  ARTICLE 5

                               Payment of Liens

            5.1 Mortgagor shall pay or cause to be paid, when the same shall become due and payable, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, other than Permitted Exceptions.

            5.2 Nothing contained in the Notes, this Mortgage or any other Security Instrument and no action or inaction by Mortgagee shall be construed as (i) constituting the request of Mortgagee, express or implied, to any contractor, sub-contractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Mortgaged Property or any part thereof, or (ii) giving Mortgagor any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Mortgagee in the Mortgaged Property, or any portion thereof.

            5.3 Notwithstanding the foregoing provisions of this Article, Mortgagor shall not be required to pay and discharge or cause to be paid and discharged any such claim so long as the validity thereof shall be contested diligently and in good faith by appropriate proceedings in accordance with the applicable provisions of the Lease (Mortgagor Lessor) and Article 6 hereof; provided, however, that if at any time payment of any obligation imposed upon the Mortgagor by this Article shall become necessary to prevent the sale or forfeiture of the Mortgaged Property, because of nonpayment, to prevent the cancellation of the insurance required to be carried pursuant to Article 3 of this Mortgage or to protect the lien of this Mortgage, then Mortgagor shall forthwith pay the same and forthwith take all other actions necessary or appropriate to prevent the sale or forfeiture of the Mortgaged Property, the cancellation of said insurance or to protect the lien of this Mortgage, as the case may be.


    MORTGAGE                             E-1-12

                                  ARTICLE 6

                              Permitted Contests

            Pursuant to the provisions of the Lease (Mortgagor Lessor) relating to permitted contests, the Operator shall have the right to contest the amount or validity of any tax or imposition or any Legal Requirement or Insurance Requirement (as such terms are defined in the Lease (Mortgagor Lessor)) or any lien, attachment, levy, encumbrance, charge or claim ("Claims"), by appropriate legal proceedings in good faith and with due diligence on the condition, however, that such legal proceedings shall not cause the sale or forfeiture of the Mortgaged Property, or any part thereof, to satisfy the same or cause Mortgagee or Mortgagor to be in default under any mortgage or deed of trust encumbering the Mortgaged Property or any interest therein. Upon the reasonable request of Mortgagee or Agent, Mortgagor shall cause the Operator either (i) to provide a bond or other assurance reasonably satisfactory to Mortgagee and Agent that all Claims which may be assessed against the Mortgaged Property together with interest and penalties, if any, thereon will be paid, or (ii) deposit within the time otherwise required for payment with a bank or trust company as trustee, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith and all Claims which may be assessed against or become a Claim on the Mortgaged Property, or any part thereof, in said legal proceedings. Mortgagor shall cause the Operator to furnish Mortgagee with reasonable evidence of such deposit within five (5) days of making the same. Mortgagor hereby assigns to Mortgagee all right, title and interest of Mortgagor in and to any and all bonds, deposits, or other assurances provided by the Operator in accordance with said provisions of the Lease (Mortgagor Lessor).


                                  ARTICLE 7

         Mortgagee's Right to Pay Insurance Charges, Taxes and Liens

            If Mortgagor fails to insure or cause the insurance of the Mortgaged Property, or to pay and furnish receipts for all taxes, assessments and other charges, or to pay for all labor and materials, all as provided herein, Mortgagee may, at its option, upon ten (10) days notice to Mortgagor (or upon lesser notice or without notice if Mortgagee reasonably deems the same is required to protect Mortgagee's interest in the Mortgaged Property): procure such insurance; pay such taxes, assessments and charges and any penalty, and interest thereon, redeem the Mortgaged Property or any part thereof from any tax sale or procure such receipts; and pay for such labor and materials; and Mortgagor shall immediately pay to Mortgagee all sums which Mortgagee shall have so paid, together with interest thereon from date of expenditure at the rate of default interest specified in Section 2.4(b) of the Loan Agreement, and for payment thereof, this Mortgage shall stand as security in like manner and effect as for the payment of the


    MORTGAGE                             E-1-13
  indebtedness evidenced by the Notes. The failure of Mortgagee to procure such insurance, to pay such taxes, assessments and charges or to redeem the Mortgaged Property or any part thereof from any tax sale, or to pay for labor and materials, shall in no way render Mortgagee liable to Mortgagor. If Mortgagee shall elect to advance insurance premiums, taxes, assessments or charges, or redeem from tax sale, or pay for labor or materials, the receipt of the insurance company, the proper tax official or supplier shall be conclusive evidence of the amount, validity and the fact of payment thereof.


                                  ARTICLE 8

                          Insurance and Tax Deposits

            Mortgagee may, at its election, such election to be made only after the occurrence and during the continuance of an Event of Default, while such Event of Default is continuing and remains uncured, require Mortgagor to pay to Mortgagee, on the first day of each calendar month, a sum (hereinafter referred to as the "Deposited Funds") equal to (i) one-twelfth (1/12) of the aforesaid annual taxes, assessments, water and sewer charges and all other charges upon the Mortgaged Property and/or upon Mortgagee with respect to the Mortgaged Property (for the purposes of this paragraph, collectively referred to as the "taxes") and (ii) one-twelfth (1/12) of the annual premiums for the insurance required hereunder to be maintained on the Mortgaged Property, the respective amounts of such taxes and premiums to be reasonably estimated from time to time by Mortgagee. Mortgagee shall apply the Deposited Funds to the payment of such taxes and premiums and shall render an annual accounting to Mortgagor of all disbursements of the Deposited Funds. Although each such monthly payment of the Deposited Funds is to be in a lump sum, each component thereof shall be deemed to be held separately by Mortgagee for, and shall be applied only to, the particular item for which it was paid over by Mortgagor. If the amount of the Deposited Funds shall exceed the amount necessary to pay such taxes and premiums for the then current year, such excess shall be credited against future monthly deposits required hereunder; provided, however, upon the curing of such Event of Default, and so long as no other Event of Default is continuing, all Deposited Funds shall promptly be refunded to Mortgagor. No interest shall be paid on the Deposited Funds, and the Deposited Funds may be commingled with Mortgagee's general funds. Upon payment in full of all sums secured by this Mortgage, any excess Deposited Funds shall be refunded to Mortgagor. Upon the occurrence of an Event of Default hereunder (until such time as the same may be cured as described above), Mortgagee may apply against the indebtedness secured hereby, in such manner as Mortgagee may determine, any of the Deposited Funds then held by Mortgagee.








    MORTGAGE                             E-1-14

                                  ARTICLE 9

                            Maintenance and Repair

            9.1 Mortgagor shall at all times keep and maintain, or cause the Operator to keep and maintain, the Mortgaged Property, including all Improvements and Personal Property now or hereafter installed or located thereon or used in connection therewith, in good order, and repair and operating condition, reasonable wear and tear excepted.

            9.2 Mortgagor shall not: permit any strip or waste of the Mortgaged Property; permit the violation of any law, ordinance or governmental regulation affecting the same or the use thereof; permit any conditions to exist which would wholly or partially invalidate any insurance on the Mortgaged Property; or permit anything to be done to the Mortgaged Property that might materially diminish the value thereof.

            9.3 Mortgagor shall permit Mortgagee and/or Agent, and their respective officers, agents and servants, to enter upon the Mortgaged Property at all reasonable times upon forty-eight (48) hours prior notice to view and inspect the same; in addition, after the occurrence and during the continuance of an Event of Default, Mortgagor shall permit Lenders and their respective officers, agents and servants to enter upon the Mortgaged Property upon forty-eight (48) hours prior notice to view and inspect the same.

            9.4 Mortgagor shall, promptly after demand by Mortgagee (or immediately upon demand in case of emergency), make, or cause to be made, such repairs, replacements, renewals, or additions, or perform such items of maintenance to the Mortgaged Property as Mortgagee may reasonably require in order to maintain the Mortgaged Property at the standards required by this Article; provided, however, that if such required action cannot reasonably be completed within the time herein provided, then if Mortgagor shall so notify Mortgagee and immediately commence and carry out such action in a prompt and diligent manner, the time for completion thereof shall be extended to the period of time necessary to complete the same in a prompt and diligent manner.

            9.5 Mortgagor shall replace, or cause the Operator to replace, all worn out or obsolete fixtures or other personal property which form a part of the Improvements or the Personal Property with fixtures or personal property comparable thereto unless replacement of such fixtures or personal property is not necessary to the operation of the Improvements in compliance with all licensure and certification requirements and with all other applicable legal and insurance requirements and otherwise in accordance with customary practice for comparable properties. Mortgagor shall not and shall not permit the Operator to, without the prior written consent of Mortgagee, remove from the Improvements any fixtures or personal property covered by this Mortgage (except to repair the same) unless the same is no longer necessary to the operation or maintenance of the Improvements in compliance with all licensure and certification requirements and with all other applicable legal and insurance requirements and otherwise in


    MORTGAGE                             E-1-15
  accordance with customary practice for comparable properties, or unless the same is replaced by Mortgagor with an article of comparable suitability owned by Mortgagor or the Operator free and clear of all liens and encumbrances except Permitted Exceptions.


                                  ARTICLE 10

                                 Alterations

            Except as otherwise permitted by the Lease (Mortgagor Lessor) without the consent of Mortgagor or by the Loan Agreement, Mortgagor, shall not and shall not permit the Operator to:

            10.1  remove or demolish any of the Improvements;

            10.2 make changes or alterations to the Improvements which would change their general character or size;

            10.3 alter the design or structural character of the Improvements;

            10.4  make any other material alteration or addition thereto;
  or

            10.5 do or permit anything to be done to the Improvements that might diminish the value thereof,

  without in each instance having first obtained the prior written consent of Mortgagee and Agent.


                                  ARTICLE 11

                         Compliance With Leases, Etc.

            11.1 Mortgagor shall promptly and fully keep, perform and comply with all the terms, provisions, covenants, conditions and agreements imposed upon or assumed by Mortgagor as landlord, licensor or guarantor under any lease, license, concession, occupancy or other tenancy agreement, now or hereafter in effect (including, without limitation, the Lease (Mortgagor Lessor)), including, in each case, any amendments or supplements thereto, covering any part of the Mortgaged Property or any other property owned or controlled by Mortgagor that is affected by the terms, provisions, covenants, conditions and agreements imposed upon or assumed by Mortgagor in such lease, and Mortgagor shall not do or permit to be done, or omit and refrain from doing, any act or thing the doing or omission of which will give any tenant, licensee, concessionaire or other occupant a right to terminate any such lease, license, concession, occupancy or other tenancy agreement or to abate the rental due thereunder.




    MORTGAGE                             E-1-16

            11.2  If Mortgagor shall, in any manner, fail to comply with
  Section 11.1 above, Mortgagee may (but shall not be obliged to) take, upon ten (10) days prior written notice to Mortgagor, any action Mortgagee deems necessary or desirable to prevent or cure any default by Mortgagor in the performance of or compliance with any of Mortgagor's covenants or obligations as landlord, licensor or guarantor under any such lease, license, concession, occupancy or other tenancy agreement. Mortgagee may rely on any notice of default received from any tenant, licensee, concessionaire or other occupant and may act thereon as herein provided even though the existence of such default or the nature thereof may be questioned or denied by Mortgagor or any party acting on behalf of Mortgagor, and such notice of default shall be conclusive evidence that a default exists for the purposes of this Article. Mortgagor shall promptly deliver to Mortgagee a copy of any notice of default received from any tenant that is a party to any such lease, license, concession, occupancy or other tenancy agreement. Mortgagee shall have the right to enter upon the Mortgaged Property, and any other property owned or controlled by Mortgagor which is affected by any of the terms, conditions, provisions, covenants, and agreements of any such lease, license, concession, occupancy or other tenancy agreement, as often as Mortgagee reasonably deems necessary or desirable in order to prevent or cure any such default by Mortgagor. Mortgagee may expend such sums of money as are reasonable and necessary for any such purpose, and Mortgagor hereby agrees to pay to Mortgagee, immediately upon demand, all sums so expended by Mortgagee, together with interest thereon from date of expenditure at the rate of default interest specified in Section 2.4(b) of the Loan Agreement. All sums so expended by Mortgagee, and the interest thereon shall be added to and secured by the lien of this Mortgage.


                                  ARTICLE 12

                                  Operation

            12.1 To the best of Mortgagor's knowledge, the Improvements and the present and contemplated use and/or occupancy thereof comply with all applicable laws, ordinances, rules, regulations, and directions of governmental authorities having jurisdiction over the Mortgaged Property and Mortgagor shall cause the Improvements to be continuously operated in an efficient and first class manner and in compliance with all applicable laws, ordinances, rules, regulations and directions of governmental authorities having jurisdiction over the Mortgaged Property, and also in compliance with the requirements of all policies of insurance on the Mortgaged Property and of the national or local Boards of Fire Underwriters, and Mortgagor shall also cause the Operator to procure, maintain and comply with all permits, licenses and other authorizations needed for the operation of such Mortgaged Property; subject, however, in each such instance, to the right of the Operator to postpone compliance with governmental requirements to the extent and in the manner provided in the provisions of the Lease (Mortgagor Lessor) relating to permitted contests and Article 6 hereof.



    MORTGAGE                             E-1-17

                                  ARTICLE 13

                              Financial Reports

            13.1 Mortgagor shall furnish to Mortgagee such financial statements and other information bearing on the financial condition of Mortgagor and the status and progress of the operation of the Mortgaged Property as may from time to time be required by Mortgagee pursuant to Sections 5.1 and 5.2 of the Loan Agreement.


                                  ARTICLE 14

                                 Condemnation

            14.1 Forthwith upon the receipt by Mortgagor of notice of the institution of any proceeding or negotiations for the taking of the Mortgaged Property, or any part thereof, in condemnation or by the exercise of the power of eminent domain, Mortgagor shall give notice thereof to Mortgagee. Mortgagee may appear in any such proceedings together with Mortgagor and participate in any such negotiations and may be represented by counsel. Mortgagor, notwithstanding that Mortgagee may not be a party to any such proceeding, shall promptly give to Mortgagee copies of all notices, pleadings, judgments, determinations and other papers received by Mortgagor therein. Mortgagor shall not enter into any agreement for the taking of a Mortgaged Property, or any part thereof, with anyone authorized to acquire the same in condemnation or by eminent domain unless Mortgagee and Agent shall first have consented thereto in writing.

            14.2 Any award, whether paid as a result of a negotiated settlement or judgment, shall be paid to Mortgagee and applied as provided in Section 14.3 and 14.4 below (Mortgagor hereby assigning such award to Mortgagee), and Mortgagee is hereby constituted and appointed the true and lawful attorney-in-fact, irrevocable and coupled with an interest, of Mortgagor for such purpose and as such Mortgagee is duly authorized and empowered to collect and receive the total amount of such award, including interest, and to give proper receipts and acquittances therefor.

            14.3 If all or substantially all of the Mortgaged Property shall be taken by condemnation or otherwise as a result of the exercise of such power so as to result in termination of the Lease (Mortgagor Lessor) and the Operator fails to offer substitute property (pursuant to and in accordance with the applicable provisions of the Lease (Mortgagor Lessor)) which is accepted by Mortgagor with the consent of Mortgagee and Agent, then, all awards paid or payable to Mortgagor on account of such taking shall be paid to Mortgagee and applied to the payment and discharge of the indebtedness secured hereby, such application to be in the following order of priority: (i) repayment of all amounts expended or advanced by Mortgagee in the discharge of Mortgagor's obligations hereunder or under the Security Instruments; (ii) payment of accrued interest under the Notes; and (iii) payment of unpaid principal under


    MORTGAGE                             E-1-18
  the Notes. To the extent that such award or awards exceed the amount required to pay in full the principal and interest under the Notes and all other sums and charges then secured hereby, Mortgagee shall pay over to the person or persons legally entitled thereto the amount of such excess; provided, however, that until the actual vesting of title in the condemning authority in such proceeding or pursuant to any agreement in lieu or in settlement thereof, the obligations of Mortgagor to perform the terms, covenants and conditions of the Notes and this Mortgage shall continue unimpaired. In no event shall Mortgagee be required to satisfy or discharge this Mortgage until the principal, interest and all other sums and charges secured hereby are paid in full. In the event Mortgagor shall accept Operator's offer to substitute a new property for such Mortgaged Property, which acceptance shall be given only with the prior consent of Mortgagee and Agent, and which substitute property shall be subject to a first mortgage and security interest and a collateral assignment of leases and rents in favor of Mortgagee, and such other certificates, documents and instruments as may be reasonably required by Mortgagee, upon completion of said substitution all awards shall be payable to the Operator.

            14.4 In the event of a taking of less than all or substantially all of a Mortgaged Property, in condemnation or by eminent domain, or by agreement or conveyance in lieu thereof, provided no Event of Default has occurred and is continuing hereunder, all awards payable to Mortgagor as a result of such taking shall forthwith be paid to and applied by Mortgagee to restoration of such Mortgaged Property in the manner provided in the Lease (Mortgagor Lessor). To the extent that the net proceeds of such awards exceed the cost of restoration, such excess shall be paid to and applied by Mortgagee in accordance with Section
  14.3 hereof.

            14.5 Anything to the contrary herein contained notwithstanding, if at the time of such taking or conveyance, an Event of Default shall have occurred and be then continuing, or in the event that Mortgagor, or the Operator, as the case may be, does not promptly commence and diligently pursue such repair or restoration to completion in accordance herewith, the total amount of such award shall be applied in accordance with Section 14.3 hereof.

            14.6 As used in this Article, taking of "all or substantially all" of the Mortgaged Property shall mean a taking of so much of the Mortgaged property so as, in the reasonable judgment of Mortgagor, such Mortgaged Property cannot be operated on a commercially practicable basis for its Primary Intended Use (as defined in the Lease (Mortgagor Lessor)), taking into account, among other relevant factors the number of usable beds, the amount of square footage, and the amount of revenues affected by such taking.








    MORTGAGE                             E-1-19

                                  ARTICLE 15

                        Senior or Junior Indebtedness

            Mortgagor shall pay all indebtedness secured by any mortgage creating a senior and prior lien (if any) or junior and subordinate lien (if any) on the whole or any part of the Mortgaged Property and perform all covenants, terms and conditions contained in any such mortgage on the part of Mortgagor to be performed and observed, all within the periods provided for payment, performance and observance in any such mortgage, thereby preventing an event of default from occurring thereunder. Nothing contained herein shall be deemed to give Mortgagee any rights to encumber the Mortgaged Property except as set forth in
  Section 6.8 of the Loan Agreement.


                                  ARTICLE 16

                            Government Regulations

            Mortgagor shall promptly comply with all present and future laws, ordinances, rules, regulations, directives and other requirements of all governmental authorities whatsoever having jurisdiction over the Mortgaged Property or the use or occupation thereof; provided, however, that Mortgagor, acting alone or through the Operator, shall have the right to contest the validity or legality of any such governmental requirement in the manner provided in the provisions of the Lease (Mortgagor Lessor) pertaining to permitted contests and Article 6 hereof.


                                  ARTICLE 17

                        Interest in Mortgaged Property

            Except as otherwise expressly permitted by the provisions of this Mortgage relating to permitted contests, and except as the Loan Agreement may otherwise expressly provide, Mortgagor shall not, directly or indirectly, sell, convey, mortgage, pledge, hypothecate, encumber, lease, assign or otherwise transfer the Mortgaged Property or any portion thereof or any interest therein, except to the Operator pursuant to and in accordance with a specific provision in the Lease (Mortgagor Lessor) granting such Operator an option to purchase the Mortgaged Property in which event the purchase price paid therefor shall be paid to Mortgagee to reduce the indebtedness secured hereby, without in each instance obtaining the prior written consent of Mortgagee and Agent. In the event Mortgagor breaches its obligations pursuant to this Article 17, then the entire indebtedness secured hereby shall become immediately due and payable at the option of Mortgagee.






    MORTGAGE                             E-1-20

                                  ARTICLE 18

                            Impairment of Mortgage

            Mortgagor shall not do or suffer any act or thing to be done, or omit to do any act or thing, if such act or thing, or such forbearance or omission, would impair the security of the payment of the indebtedness secured hereby or the lien of this Mortgage.


                                  ARTICLE 19

                    Recording Fees, Stamp and Other Taxes

            Mortgagor shall pay any and all taxes (including any stamp tax or mortgage recording tax), charges, filing, registration and recording fees, excises and levies imposed by any governmental authority by reason of or in connection with (i) the execution, recordation, assignment or discharge of this Mortgage, or the Notes, the Loan Agreement or any other Security Instrument, or any other instrument executed and delivered or assigned to Mortgagee in connection with this Mortgage or any mortgage supplemental hereto, any security instrument with respect to any Personal Property or any instrument of further assurance, (ii) the exercise by Mortgagee of any of its remedies hereunder, or (iii) the indebtedness secured hereby.


                                  ARTICLE 20

                  Changes in Tax Laws Relating to Mortgages

            In the event of the passage, after the date of this Mortgage, of any law imposing upon Mortgagee the obligation to pay, in whole or in part, the taxes, assessments, charges or liens herein required to be paid by Mortgagor, or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, so as to affect this Mortgage, then the indebtedness hereby secured without deduction shall, at the option of Mortgagee, upon thirty (30) days' written notice to Mortgagor, become immediately due and payable, notwithstanding anything contained in this Mortgage or any law heretofore or hereafter enacted; provided, however, that if in the opinion of Mortgagee's counsel it be lawful in all respects for Mortgagor to pay such taxes, assessments, charges or liens imposed under any such future law or reimburse Mortgagee therefor (and the same will not amount to an exaction of interest in excess of the highest rate permitted by law), and Mortgagor lawfully makes payment thereof or reimburses Mortgagee therefor, then the unpaid balance of the indebtedness hereby secured shall not be so accelerated on account of the matters hereinabove set forth.






    MORTGAGE                             E-1-21

                                  ARTICLE 21

                                  Amendments

            No change, amendment, modification, cancellation or discharge of this Mortgage, or any part hereof, shall be valid unless in writing and signed by the party to be charged therewith or its respective successors and assigns.


                                  ARTICLE 22

                               Collection Costs

            In the event that the indebtedness secured by this Mortgage, or any part thereof, is collected by suit or action, or this Mortgage be foreclosed, or in the event said indebtedness or Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, or in the event of the foreclosure of any mortgage prior to or subsequent to this Mortgage, in which proceeding Mortgagee and/or Agent is made a party, or in the event of the bankruptcy of Mortgagor, or an assignment by Mortgagor for the benefit of creditors, Mortgagor, its successors or assigns, shall be chargeable with all costs of collection, including an amount as reasonable attorneys' fees not to exceed such maximum amount as may be permitted by law, including reasonable attorneys' fees for all appellate proceedings involved therein, which shall be due and payable at once; the payment of which charges and fees, together with all costs and expenses, shall be secured hereby, and may be recovered in any suit or action hereupon or hereunder.


                                  ARTICLE 23

                              Events of Default

            The happening and continuance for the period, if any, hereinafter indicated, of any of the following events shall constitute an "Event of Default" hereunder:

            23.1 The failure of Mortgagor to pay any amount payable under this Mortgage or any supplement, modification or extension hereof, unless such failure is cured within the applicable grace period (or in the absence of any such grace period, within five (5) days of the due date therefor);

            23.2 The occurrence of any breach or default under Article 17, except that, in the event of an involuntary encumbrance, the same shall not constitute an Event of Default if removed or cured within thirty (30) days of the occurrence of such breach or default;

            23.3 The failure of Mortgagor to perform any of its other obligations, covenants, or agreements contained in, or the occurrence of a default under, this Mortgage and the continuance of such failure or


    MORTGAGE                             E-1-22
  default for thirty (30) days (or such longer or shorter period of time as may herein expressly be provided) after written notice thereof from Mortgagee to Mortgagor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time, shall be extended to such period of time (not to exceed an additional sixty (60) days) as may be necessary to cure such default with reasonable diligence;

            23.4 If, at any time, Mortgagor abandons the Mortgaged Property or any portion thereof;

            23.5 A breach or default under any condition or obligation contained in the Lease (Mortgagor Lessee) which is not cured within any applicable cure period provided therein to Mortgagor;

            23.6 The occurrence of any event or condition which gives the lessor under the Lease (Mortgagor Lessee) a right to terminate or cancel, as against the Mortgagor, the applicable Lease (Mortgagor Lessee); or

            23.7 The occurrence of any Event of Default, as defined therein, under the Loan Agreement.


                                  ARTICLE 24

                           No Waiver or Forbearance

            No waiver, forbearance, extension of time or other indulgence shown by Mortgagee to Mortgagor or to any person now or hereafter interested herein or in any of the Mortgaged Property or in the Notes or Security Instruments or any other instrument evidencing indebtedness of Mortgagor to Mortgagee with respect to any or any combination of conditions, covenants or agreements on the part of the Mortgagor to be performed or observed as set forth or referred to herein or in the Notes, the Security Instruments, or said other instruments, shall affect the right of Mortgagee thereafter to require performance or observance of the same or any other condition, covenant or agreement.


                                  ARTICLE 25

                         Mortgagee Appointed Attorney

            Mortgagee shall be and hereby is authorized and empowered, for and in the name or names and on behalf of Mortgagor and/or Mortgagee, and for the purposes hereinafter set forth, Mortgagee shall be and is hereby made, constituted and appointed the true and lawful attorney-in-fact, irrevocable and coupled with an interest, of Mortgagor (with full power of substitution, delegation and revocation):


    MORTGAGE                             E-1-23

            25.1 In the event of foreclosure of this Mortgage or any transfer of title to the Mortgaged Property to a third-party purchaser pursuant to the powers hereinafter granted Mortgagee, to surrender up the policies of insurance covering such Mortgaged Property and to collect any amounts due thereunder or, at its option, to transfer its right, title and interest in and to said policies and the proceeds thereof to any purchaser of such Mortgaged Property without obligation to account therefor to any person claiming title to such Mortgaged Property; provided, however, that any amounts received by Mortgagee under said policies by way of refunds, dividends or otherwise, as aforesaid, shall be applied to the payment of the indebtedness secured hereby, and any surplus shall be paid over as a surplus on foreclosure;

            25.2 In the event of the sale of the Mortgaged Property pursuant to the powers hereinafter granted, to sell all parcels which comprise the Mortgaged Property, notwithstanding the fact that the proceeds of such sale may exceed the amounts then secured hereby;

            25.3 To cause the assignment to Mortgagee of any lease, license, concession, occupancy or other tenancy agreement with respect to the Mortgaged Property which has not been so assigned by Mortgagor after request therefor from Mortgagee;

            25.4 If at any time any portion of the Improvements or Personal Property shall be unprotected, unguarded, vacant or deserted, to employ, at its option, watchmen for the Improvements and Personal Property and to expend any monies deemed by it necessary to protect the same from waste, depredation or injury; and the amount of monies expended for such purposes, with interest from the time of payment at the highest rate then prevailing under the terms of the Notes for overdue payments of principal, shall be due from and payable by Mortgagor to Mortgagee on demand and shall be added to the indebtedness of Mortgagor to Mortgagee, bear interest at the highest rate then prevailing under the terms of the Notes for overdue payments of principal, and together with such interest, be secured by this Mortgage;

            25.5 In any action or other proceeding with respect to the Mortgaged Property in which Mortgagee shall become a party or which may affect any rights of Mortgagee hereunder with respect to such Mortgaged Property or the lien of this Mortgage thereon, to appear, prosecute, defend, intervene and retain counsel in such action or proceeding and to take such other and further action in connection therewith as Mortgagee and its successors or assigns, shall deem advisable; and the costs thereof (including reasonable attorneys' fees and all applicable statutory costs, allowances and disbursements) shall be paid by Mortgagor to Mortgagee on demand and, until paid, shall be a lien on such Mortgaged Property, prior to any right or title to, interest in or claim upon such Mortgaged Property attaching or accruing subsequent to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage; and




    MORTGAGE                             E-1-24

            25.6 Upon the occurrence of any Event of Default hereunder, to seek the immediate appointment by any court of competent jurisdiction of a receiver for the Mortgaged Property (which receiver, to the extent permitted by law, may be Mortgagee), and the business of Mortgagor in connection therewith and of the rents and profits arising therefrom, which receiver shall be entitled to immediate possession of such Mortgaged Property, whether or not occupied by Mortgagor, subject, however, to the rights of the Operator as set forth in any subordination, non-disturbance and attornment agreement now or hereafter entered into between Mortgagee and the Operator or any other lessee, sublessee or occupant of such Mortgaged Property. Mortgagee shall be entitled to the appointment of such a receiver as a matter of right without consideration of the value of the Mortgaged Property or other security for the amounts due Mortgagee or the solvency of any person or corporation liable for the payment of such amounts. If Mortgagor is then in possession of such Mortgaged Property or any portion thereof, Mortgagor shall immediately, upon the appointment of such receiver, vacate such Mortgaged Property or such portion thereof, as the case may be, or pay a reasonable rental for the use thereof, during such receivership, to be agreed upon between said receiver and Mortgagor or to be fixed by the court in which said receiver shall have been appointed; and the relationship between said receiver and Mortgagor shall be that of landlord and tenant.


                                  ARTICLE 26

                       Mortgagee's Rights Upon Default

            Upon the occurrence of any Event of Default hereunder Mortgagee shall have the right, forthwith, at its election, to exercise any and all rights and remedies granted to Mortgagee under this Mortgage or otherwise available to Mortgagee at law or in equity, all of which rights and remedies shall be cumulative and not exclusive, and which shall include, without limitation, the rights set forth in Section 32.3 hereof and the following:

            26.1 Mortgagee shall have the right, forthwith, at its election, to declare the entire indebtedness secured hereby immediately due and payable.

            26.2 Subject to the rights of the Operator or any other tenant of the Mortgaged Property pursuant to a subordination, non-disturbance and attornment agreement between Mortgagee and such Operator or tenant:

            26.2.1 Mortgagee shall have the right forthwith, at its election, and without further notice or demand and without the commencement of any action to foreclose this Mortgage, to enter immediately upon and take possession of the Mortgaged Property without further consent or assignment by Mortgagor, with the right to lease the Mortgaged Property, or any part thereof, and to collect and receive, with or without the appointment of a receiver, at its sole option, all


    MORTGAGE                             E-1-25
  of the rents, issues and profits, and all other amounts past due, due or to become due to Mortgagor by reason of its ownership of the Mortgaged Property, and to apply the same, after the payment of all necessary charges and expenses in connection with the operation of the Mortgaged Property (including any managing agent's commission, at the option of Mortgagee), on account of interest and principal amortization under the Notes, taxes, water and sewer charges, assessments and insurance premiums with respect to the Mortgaged Property, and any advance made by Mortgagee for improvements, alterations or repairs to the Mortgaged Property or on account of any other indebtedness hereby secured. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact (which appointment is coupled with an interest), to institute summary proceedings against any tenant, licensee, concessionaire or other occupant of any portion of the Mortgaged Property who shall fail to comply with the provisions of any covenant, agreement or condition applicable to the possession or occupancy of the Mortgaged Property by such tenant, licensee, concessionaire or other occupant. If Mortgagor or any other person claiming by, through or under it, is occupying all or any part of the Mortgaged Property, it is hereby agreed that Mortgagor and each such other person shall, at the option of Mortgagee, either immediately surrender possession of the Mortgaged Property to Mortgagee and vacate the premises so occupied or pay a reasonable rental for the use thereof, monthly in advance, to Mortgagee; and

            26.2.2 Mortgagee shall have the right forthwith to commence foreclosure proceedings against the Mortgaged Property and/or, at its election, to advertise, sell and dispose of, together or in parcels, all and singular the Mortgaged Property, or any part or parts thereof, or any part remaining subject to this Mortgage in case of partial release hereof, and the benefit and equity of redemption of Mortgagor therein, at public auction on or near any of the Land, or if more than one parcel then constitutes any of the Land on or near one of said parcels, or at a place otherwise provided for by law and to bid for and become the purchaser of the Mortgaged Property at any such sale, first giving notice of the time and place of sale as required or permitted by applicable law, such sale or sales to be upon the premises sold or elsewhere, as specified in such notice, with power to adjourn such sale from time to time as permitted by law; and in Mortgagee's own name or as the attorney of Mortgagor (Mortgagee being for that purpose by this instrument duly and irrevocably authorized and appointed as Mortgagor's agent and attorney-in-fact, coupled with an interest and with full power of substitution, delegation and revocation) to make, execute, acknowledge and deliver to the purchaser or purchasers thereof a good and sufficient deed or deeds of the Mortgaged Property in fee simple and to receive the proceeds of such sale or sales, and from such proceeds to retain all sums hereby secured, whether then due or to fall due thereafter, or the part thereof then remaining unpaid, and also including the interest then due on the same, and without limitation, all reasonable costs and expenses, including attorneys' fees, incident to such sale or sales or incurred in the exercise or defense of the rights and powers of Mortgagee hereunder, all expenses incurred in repairing or preserving the Mortgaged Property, all taxes, water and sewer rates, assessments and premiums for insurance, either theretofore paid by


    MORTGAGE                             E-1-26

  Mortgagee or then remaining unpaid, and any installments of principal and/or interest paid by Mortgagee under any senior and prior mortgage on the Mortgaged Property, rendering and paying the surplus of said proceeds of sale, if any, over and above the amounts so to be retained as aforesaid, together with a true and particular account of such sale or sales, expenses and charges, to Mortgagor, which sale or sales shall forever be a perpetual bar, both at law and in equity, against Mortgagor and all persons claiming or purporting to claim the Mortgaged Property so sold by, through or under Mortgagor. Mortgagor shall, upon Mortgagee's request, execute such deed or deeds confirmatory of such sale or sales as Mortgagee may deem necessary or advisable.

            26.2.3 Mortgagee shall have the right forthwith, at its election to sue under the Notes, the Loan Agreement and/or the other Security Documents in accordance with applicable law and to reduce any claim to judgment;

            26.2.4 Mortgagee shall have the right forthwith, at its election, to exercise any and all other remedies available at law or in equity, including, but not limited to, the additional rights, if any, set forth on Schedule II hereto and incorporated herein by reference.

            26.3  Subject to Mortgagor's right to cure as provided in
  Article 8, Mortgagee may apply against the indebtedness secured hereby, in such manner as Mortgagee may determine, any of the Deposited Funds then held by Mortgagee.


                                  ARTICLE 27

                 Mortgagee's Rights to Release and Negotiate

            27.1 Without affecting the liability of Mortgagor, or any other person (except any person expressly released in writing), for payment of the indebtedness hereby secured or for the performance of any obligations set forth or referred to in this Mortgage, the Notes or the Security Instruments, and without affecting any lien or other security not expressly released in writing, Mortgagee at any time, and from time to time, either before or after maturity of the Notes, and without notice or consent, may:

            27.1.1 release any person liable for payment of said indebtedness, or for the performance of any of said obligations;

            27.1.2 make any agreement extending the time, or otherwise altering the terms of payment of said indebtedness, or modifying or waiving any of said obligations, or subordinating, modifying or otherwise dealing with the lien securing payment of the Notes;

            27.1.3 exercise or refrain from exercising or waive any right Mortgagee may have;

            27.1.4  accept additional security of any kind; and/or


    MORTGAGE                             E-1-27

            27.1.5 release or otherwise deal with any property, real or personal, securing said indebtedness, including all or any part of the Mortgaged Property.

            27.2 In the event that Mortgagor conveys its interest in the Mortgaged Property to a third party or parties, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and the Notes secured hereby, either by way of forbearance on the part of Mortgagee or extension of the time of payment of the indebtedness or any sum hereby secured, without in any way modifying or affecting the conveyance under this Mortgage or the original liability of Mortgagor for the indebtedness secured hereby, either in whole or in part. Nothing in this paragraph, however, shall be deemed to render unnecessary the consent of Mortgagee to the conveyance by Mortgagor of any interest in the Mortgaged Property, as previously required hereunder.

            27.3 Except as otherwise specifically provided herein, all payments on the indebtedness and advancements, if any, hereby secured, and all proceeds from foreclosure sales, shall be applied first to the satisfaction of all unpaid and accrued liabilities arising from or relating to the ownership or operation of the Mortgaged Property, second to advancements made to or on behalf of Mortgagor, if any, in the order of their maturity, and third in the order of priority established in
  Section 2.10 of the Loan Agreement.


                                  ARTICLE 28

                          Reaffirmation of Security

            28.1 Mortgagor, within fifteen (15) days after request by Mortgagee, shall furnish to Mortgagee a written statement, duly acknowledged, of the amount of the unpaid balance of the Notes, of the existence of any offsets or defenses against the Notes, and such other information as Mortgagee may reasonably request.

            28.2 At any time and from time to time until payment of the indebtedness secured hereby and upon request of Mortgagee, Mortgagor shall promptly execute, notarize and deliver to Mortgagee such additional instruments as Mortgagee may reasonably require to further evidence the lien of this Mortgage, correct any defects contained herein and further to protect the security position of Mortgagee with respect to the property subject to this Mortgage, including, without limitation, additional chattel mortgages, security agreements, financing statements, continuation statements and the like, covering items of personal property, replacements thereof and additions thereto.

            28.3 If the lien, security interest, validity or propriety of this Mortgage, or if title or any of the rights of Mortgagor or Mortgagee in or to the Mortgaged Property, shall be endangered or legally challenged, or shall be attacked directly or indirectly, or if any action or proceeding is instituted against Mortgagor or Mortgagee


    MORTGAGE                             E-1-28
  with respect thereto, Mortgagor shall promptly notify Mortgagee thereof to the extent Mortgagor has notice thereof and shall diligently endeavor to cure any defect on which such challenge, action or proceeding is based except to the extent caused by the act or omission of Mortgagee, and shall take all necessary and proper steps for the defense of such action or proceeding, including the employment of counsel, the prosecution or defense of litigation and, subject to Mortgagee's and Agent's approval, such approval not to be unreasonably withheld, the compromise, release or discharge of any and all adverse claims. If Mortgagor shall have failed to comply with its obligations under this
  Section 28.3, Mortgagee (whether or not named as a party to such actions or proceedings) is hereby authorized and empowered (but shall not be obligated) to take such steps as Mortgagee may reasonably deem necessary or proper for the defense of any such action or proceeding or the protection of the lien, security interest, validity or priority of this Mortgage or of such title or rights, including the employment of counsel, the prosecution or defense of litigation, the compromise, release or discharge of such adverse claims, the purchase of any tax title and the removal of such prior liens and security interests. Mortgagor shall immediately reimburse Mortgagee for all reasonable expenses (including attorney's fees and disbursements) incurred by Mortgagee in connection with the foregoing matters. All such costs and expenses of Mortgagee, until reimbursed by Mortgagor, shall become part of the indebtedness secured hereby and shall be deemed to be secured by this Mortgage.


                                  ARTICLE 29

                             Surrender Possession

            In the event of any sale of the Mortgaged Property under the provisions hereof, Mortgagor shall forthwith surrender possession thereof to the purchaser, subject however, to the right of the Operator under the Lease (Mortgagor Lessor) and in accordance with the terms of any subordination, non-disturbance and attornment agreement entered into between the Operator and Mortgagee. Upon failure to do so, Mortgagor shall thereupon be a tenant at sufferance of such purchaser, and upon its failure to surrender possession of the Mortgaged Property upon demand, such purchaser, his heirs or assigns, shall be entitled to institute and maintain an appropriate action for possession of the Mortgaged Property.


                                  ARTICLE 30

              Improvements and Personal Property Subject Hereto

            As between the parties hereto and all others except holders of prior liens, it is agreed that all additions to the Improvements, including all machinery, equipment and fixtures useful in the operation and management of the Mortgaged Property regardless of the manner in which they are attached to the Improvements, which are owned by


    MORTGAGE                             E-1-29

  Mortgagor and are a part of any of the Land (or shall become a part thereof if hereafter placed thereon), are, or shall be upon affixation, subject to the lien hereof. This provision shall be cumulative and not exclusive. This provision shall not apply to items installed by the Operator or any other tenant which remain the property of the tenant pursuant to the terms of the tenant's lease.


                                  ARTICLE 31

                    Preservation of Easements and Licenses

            Mortgagor shall maintain, preserve and renew all rights of way, easements, grants, privileges, licenses and franchises necessary for the use of the Mortgaged Property from time to time and shall not, without the prior consent of Mortgagee and Agent, except as otherwise may be required under the Lease (Mortgagor Lessor), (i) initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the Mortgaged Property, (ii) initiate or support by taking action any zoning reclassification of the Mortgaged Property which reclassification would prohibit the use of the Mortgaged Property as currently operated, (iii) modify, amend or supplement any of the Permitted Exceptions except to eliminate any such encumbrance or reduce its effect on the Mortgaged Property, (iv) impose any restrictive covenants or encumbrances upon any of the Land or the Improvements (other than easements of access and operation to public utility companies granted in connection with the delivery of utility service by such company to any of the Land and the Improvements), execute or file any subdivision plat affecting the Land or the Improvements, transfer any air rights or development rights or consent to the annexation of the Mortgaged Property to any municipality, or (v) permit or suffer the Mortgaged Property to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession of or any implied dedication or easement. Mortgagor shall, however, comply with all restrictive covenants which may at any time affect the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.


                                  ARTICLE 32

                              Security Agreement

            32.1 It is the intent of the parties hereto that this instrument shall constitute a security agreement within the meaning of the Code with respect to the Personal Property above referred to and with respect to any other portion of the Mortgaged Property that constitutes personal property under the Code, and all replacements thereof, substitutions therefor, additions thereto and proceeds thereof (said property being sometimes hereinafter referred to as the "Collateral"), and Mortgagor hereby grants a security interest therein and said security interest shall attach thereto for the benefit of Mortgagee to secure the indebtedness evidenced by the Notes and all


    MORTGAGE                             E-1-30
  other indebtedness secured by this Mortgage, and all other sums and charges which may become due hereunder or thereunder.

            32.2    Mortgagor warrants and covenants that:

            32.2.1 no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and except for the security interest granted hereby, Mortgagor is, or upon acquiring rights in any of the Collateral will be, the owner of the Collateral free from any other lien, security interest or encumbrance other than Permitted Exceptions; and Mortgagor shall defend the security interest of Mortgagee in the Collateral against claims and demands of all persons at any time claiming the same or any interest therein; and

            32.2.2 at the request of Mortgagee from time to time, Mortgagor shall join with Mortgagee in executing one or more financing and/or continuation statements pursuant to the Code in form satisfactory to Mortgagee and shall pay the costs of filing or recording the same in all public offices wherever filing or recording is deemed by Mortgagee to be necessary or desirable, and to the extent permitted by law, Mortgagor hereby further authorizes Mortgagee to file such financing and continuation statements and amendments thereto without the signature of Mortgagor or to sign such financing and continuation statements and amendments on behalf of Mortgagor (Mortgagee being for such purposes by this instrument duly and irrevocably appointed as Mortgagor's agent and attorney-in-fact, coupled with an interest and with full power of substitution, delegation and revocation).

            32.3 Upon the occurrence of an Event of Default under this Mortgage, Mortgagee, pursuant to the Code and subject to any rights of the Operator under the Lease (Mortgagor Lessor) in accordance with the terms and provisions of any subordination, non-disturbance and attornment agreement entered into between the Operator and Mortgagee, shall have the right, at its option:

            32.3.1 to proceed as to both the real and personal property covered by this Mortgage in accordance with its rights and remedies in respect of said real property, in which event (i) the default provisions of the Code shall not apply, and (ii) the sale of the Collateral in conjunction with and as one parcel with said real estate (or any portion thereof) shall be deemed to be a commercially reasonable manner of sale; or

            32.3.2 to proceed as to the Collateral separately from the Land and Improvements, in which event the requirement of reasonable notice shall be met by mailing notice of the sale, postage prepaid, to Mortgagor or any other person entitled thereto at least ten (10) days before the time of the sale or other disposition of any of the Collateral.

            32.4 The Collateral shall be kept at the Land, and until installed will be suitably and safely stored thereon.



    MORTGAGE                             E-1-31

            32.5 Mortgagor shall not remove or permit to be removed from the Land any of the Collateral without the prior written consent of Mortgagee and Agent.

            32.6 The foregoing shall not prohibit Mortgagor or the Operator under the Lease (Mortgagor Lessor) or any other tenant from (a) making replacements of fixtures and equipment from time to time in the usual course of business or (b) leasing or purchasing fixtures and equipment on conditional bill of sale, security agreement or other title retention agreement, and the lien of Mortgagee thereon shall be subject and subordinate to the rights or lien of the lessor, conditional vendor or other lienor thereof; provided, however, that Mortgagor shall duly and punctually pay, perform, observe and comply with, each and every obligation of Mortgagor under any such lease, conditional bill of sale, security agreement or other title retention agreement to the end that no default shall occur thereunder which would allow any tenant, conditional vendor or other lienor to reclaim possession of the property in question.

            32.7 Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable detail, including an itemization of all items leased to Mortgagor or subject to a conditional bill of sale, security agreement or other title retention agreement.

            32.8 To the extent permitted by law, a carbon, photographic or other reproduction of this Mortgage or a financing statement shall be sufficient as a financing statement.


                                  ARTICLE 33

                        Certain Environmental Matters

            33.1 Mortgagor covenants that except in compliance with all statutes, laws, ordinances, rules and regulations, Mortgagor (i) has not stored and shall not store and has not disposed and shall not dispose of any hazardous wastes, contaminants, oils, radioactive or other materials, (including, without limitation, any material or substance which is (a) any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties under any applicable Federal, state or local statutes, laws, ordinances, rules or regulations, (b) any biomedical wastes, (c) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any toxic wastes or substances or any other materials or pollutants which (y) pose a hazard to the Mortgaged Property or to persons on or about such Mortgaged Property or
  (z) cause such Mortgaged Property to be in violation of any applicable


    MORTGAGE                             E-1-32

  Federal, state or local statutes, laws, ordinances, rules or regulations, (d) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, and (e) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Federal, state or local statutes, laws, ordinances, rules or regulations or that may or could pose a hazard to the health and safety of the owners, occupants or any persons surrounding the Mortgaged Property (collectively, "hazardous substances")) on the Mortgaged Property; (ii) has not transported or arranged for the transportation of and shall not transport or arrange for the transportation of any hazardous substances, (iii) has not suffered or permitted, and shall not permit or suffer, any owner, tenant, occupant or Operator of the Mortgaged Property to do any of the foregoing; and (iv) has not been identified in any litigation, administrative proceeding or investigation as a responsible party for any liability under any Federal, state or local statutes, laws, ordinances, rules or regulations relating to hazardous substances.

            33.2 Mortgagor covenants and agrees to maintain the Mortgaged Property at all times free of any hazardous substance (except in compliance with all statutes, laws, ordinances, rules and regulations). Mortgagor agrees promptly: (i) to notify Mortgagee in writing of any change in the nature or extent of hazardous substances maintained on or with respect to the Mortgaged Property; (ii) to transmit to Mortgagee copies of any citations, orders, notices or other material communications received with respect thereto; (iii) to observe and comply with any and all statutes, laws, ordinances, rules and regulations, licensing requirements or conditions relating to the use, maintenance and disposal of hazardous substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof; (iv) to pay or otherwise dispose of any fine, charge or imposition related thereto which, if unpaid, would constitute a lien on the Mortgaged Property, unless (a) contested in accordance with and in the manner provided in the Lease (Mortgagor Lessor) and Article 6 hereof and (b) the right to the use of and the value of the Mortgaged Property is not materially and adversely affected thereby.


                                  ARTICLE 34

                           Invalidity of Provisions

            34.1 All agreements between Mortgagor and Mortgagee contained herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Notes, or otherwise, shall the amount paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the principal amount evidenced by the Notes and secured by this Mortgage exceed the maximum permissible under applicable law the benefit of which may be asserted by the


    MORTGAGE                             E-1-33

  Mortgagor as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of the Notes and this Mortgage, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Mortgagee should ever receive as interest under the Notes or this Mortgage such an excessive amount, then, ipso facto, the amount which would be excessive interest shall be applied to the reduction of the principal balance as evidenced by the Notes and secured by this Mortgage and not to the payment of interest. This provision shall control every other provision of all agreements between Mortgagor and Mortgagee.

            34.2 In case any one or more of the provisions contained in the Notes or in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision hereof or thereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.


                                  ARTICLE 35

                                   Notices

            All notices, requests, demands, consents or other communications given hereunder or in connection herewith shall be deemed given when given at the addresses and in the manner provided in Section
  5.8 of the Loan Agreement.


                                  ARTICLE 36

                              General Provisions

            36.1 Mortgagee and the Operator intend to enter into a subordination, non-disturbance and attornment agreement pursuant to which the Lease (Mortgagor Lessor) will be subordinated to this Mortgage on the terms and conditions set forth therein. Notwithstanding the foregoing, at the option of Mortgagee this Mortgage shall become subject and subordinate, in whole or in part, (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any and all leases of all or any part of the Mortgaged Property upon the execution by Mortgagee and recording thereof, at any time hereafter, with the appropriate land records in and for the county wherein such Mortgaged Property is situated, of a unilateral declaration to that effect.

            36.2 The captions in this Mortgage are for convenience and reference only and do not define, limit or describe the scope of the provisions hereof.

            36.3 This Mortgage shall inure to the benefit of and bind (i) the successors and assigns of Mortgagee and (ii) the heirs, administrators, executors, successors and assigns of Mortgagor, as if


    MORTGAGE                             E-1-34
  all the aforesaid were herein mentioned whenever the parties hereto are referred to. This instrument shall be so construed that whenever applicable with reference to any of the parties hereto, the use of the singular number shall include the plural number, the use of the neuter gender with respect to Mortgagor shall include the masculine and feminine gender, and shall likewise be so construed as applicable to and including a corporation or corporations or any other entity that may be a party or parties hereto.

            36.4 Neither this Mortgage nor any provision hereof may be waived, changed, amended, discharged or terminated orally.

            36.5 This Mortgage shall be and the Loan Agreement and the other Security Instruments provide that they are to be governed by, and construed and enforced in accordance with, the laws of the State of New York. Notwithstanding such provisions, however, (i) matters respecting title to the Mortgaged Property and the creation, perfection, priority and foreclosure of liens on, and security interests in, the Mortgaged Property shall be governed by, and construed and enforced in accordance with, the internal law of the state or commonwealth in which the Mortgaged Property is situated without giving effect to the conflicts-of-law rules and principles of such state or commonwealth;
  (ii) Mortgagor agrees that whether or not deficiency judgments are available under the laws of the state or commonwealth in which the Mortgaged Property is situated after a foreclosure (judicial or nonjudicial) of the Mortgaged Property, or any portion thereof, or any other realization thereon by Mortgagee or any of the Lenders, Mortgagee and the Lenders shall have the right to seek such a deficiency judgment against Mortgagor in other states or foreign jurisdictions; (iii) Mortgagor agrees that, to the extent Mortgagee or any of the Lenders obtain a deficiency judgment in any other state or foreign jurisdiction then such party shall have the right to enforce such judgment in the state or commonwealth in which the Mortgaged Property is situated, as well as in other states or foreign jurisdictions.

            36.6 Mortgagee shall not be deemed to be a partner or joint venturer with Mortgagor for any reason, including, without limitation, on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or any other Security Instrument or otherwise.

            36.7 The condition of this Mortgage is such that if the Notes shall be well and truly paid according to their respective tenor, and if all of the obligations therein and herein imposed upon Mortgagor shall be fully performed, then this Mortgage shall be null and void, otherwise to remain in full force and effect.

            36.8 NOTWITHSTANDING ANY OTHER PROVISION IN THIS MORTGAGE, THE NOTES OR ANY OTHER SECURITY INSTRUMENT, MORTGAGOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS MORTGAGE OR THE NOTES OR ANY OF THE OTHER SECURITY INSTRUMENTS, ANY RIGHT TO A JURY TRIAL.


    MORTGAGE                             E-1-35

            36.9 If both the lessor's and lessee's estate under any lease, including, without limitation, any Lease (Mortgagor Lessee), or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Mortgage and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Mortgagee so elects as evidenced by recording a written declaration so stating and, unless and until Mortgagee so elects, Mortgagee shall continue to have and enjoy all of the rights and privileges of Mortgagee as to the separate estates. In addition, upon the foreclosure of the lien created by this Mortgage on the Mortgaged Property pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Mortgaged Property shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Mortgagee or any purchaser at such foreclosure shall so elect. No act by or on behalf of Mortgagee or any such purchaser shall constitute a termination of any lease or sublease unless Mortgagee or such purchaser shall give written notice thereof to such tenant or subtenant.

  [***Include the following Section 36.10 in Mortgages for each state where the term "Mortgage Covenants" does not incorporate a statutory warranty of title comparable in form and substance to this Section
  36.10. Unless otherwise informed by local counsel this section will be included in all states except Connecticut and Massachusetts.***]

  [***      36.10   Mortgagor represents and warrants that (i) it holds
  good and marketable fee simple title to the Mortgaged Property (other than the Leasehold Estates) and, pursuant to the Lease (Mortgagor Lessee) and filed or recorded memoranda thereof, it holds a good and valid leasehold estate in and record title to each Leasehold Estate;
  (ii) it has authority to grant this Mortgage on the same; (iii) the Mortgaged Property is free and clear of all liens and encumbrances whatsoever, except the Permitted Exceptions; and (iv) it will forever warrant and defend title to the Mortgaged Property against the lawful claims of all persons until all the indebtedness has been satisfied or performed in full.***]

  [***The following paragraph is to be inserted in Connecticut
  Mortgages***]

  [***      36.11   Mortgagor acknowledges that the loans made in
  connection with the Loan Agreement are commercial transactions and hereby waives its rights to notice and hearing under Chapter 903a of the Connecticut General Statutes, or as otherwise allowed by any state or federal law with respect to any prejudgment remedy which Mortgagee may desire to use.***]








    MORTGAGE                             E-1-36

                                  ARTICLE 37

                            Leasehold Protections

            37.1 If a leasehold estate or any other right, title or interest of Mortgagor under a Lease (Mortgagor Lessee) constitutes a portion of the Mortgaged Property, Mortgagor shall, within ten days after written request therefor by Mortgagee, deliver to Mortgagee a true, correct and complete copy of the applicable lease and all amendments thereto and memoranda thereof and Mortgagor agrees not to amend, change, terminate or modify, in a material or adverse manner, any Lease (Mortgagor Lessee) or any interest therein without the prior written consent of both Mortgagee and Agent. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Mortgagor agrees to perform all obligations and agreements under the Lease (Mortgagor Lessee) and shall not take any action or omit to take any action which would effect or permit the termination of the Lease (Mortgagor Lessee). Mortgagor agrees to promptly notify Mortgagee in writing with respect to any default or alleged default by any party thereto and to deliver to Mortgagee copies of all notices, demands, complaints or other communications received or given by Mortgagor with respect to any such default or alleged default. Mortgagee after receipt of Agent's prior written consent, shall have the option to cure any such default of Mortgagor and to perform any or all of Mortgagor's obligations thereunder. All sums expended by Mortgagee in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at the rate of default interest specified in Section 2.4(b) of the Loan Agreement.


                                  ARTICLE 38

                           Nonliability of Trustees

            38.1 THE DECLARATION OF TRUST ESTABLISHING MORTGAGOR, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF MORTGAGOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, MORTGAGOR. ALL PERSONS DEALING WITH MORTGAGOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF MORTGAGOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.






    MORTGAGE                             E-1-37

            IN WITNESS WHEREOF, Mortgagor has caused this instrument to be duly executed under seal as of the date first above written.


                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES AS TO BOTH:



                                     By:
  Print Name                              David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President



  Print Name


                                     By:
                                          John G. Murray
                                          Treasurer

                                          [Seal]

                           CERTIFICATE OF RESIDENCY
                                     [PA]


            I, the undersigned, ____________________(title), of WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent and Mortgagee hereunder, hereby certify that the precise address of Mortgagee is 333 South Grand Avenue, Los Angeles, California 90071.



                                WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States



                                By:
                                     Print Name:
                                     Title:


































                                    Cert-1
                                     [PA]

                           [SIGNATURE PAGE FOR LA]



            THUS DONE AND PASSED on the date set forth above in New York, New York in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.


  WITNESSES:                         HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust


                                     By:
  Print Name:                             David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President


                                     By:
  Print Name:                             John G. Murray
                                          Treasurer




  NOTARY PUBLIC


  New York County, New York
  My commission expires:

                           [SIGNATURE PAGE FOR LA]



            38.2 AND NOW, before the undersigned Notary Public, duly commissioned and qualified in and for the State of New York, County of New York, personally came and appeared Mortgagee, appearing herein through _________________, its __________________, who, after being duly sworn, declared that Mortgagee hereby accepts this Mortgage on behalf of itself, its successors and assigns.

            THUS DONE AND PASSED on the date set forth above in New York, New York, in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagee and me, Notary, after due reading of the whole.


  WITNESSES:                              WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, a bank organized
                                          under the laws of the United
                                          States



                                     By:
  Print Name:                             Name:
                                          Title:


  Print Name:



  NOTARY PUBLIC



  New York County, New York
  My Commission expires:





  Prepared by and after recording return to:

                              O'Melveny & Myers
                             153 East 53rd Street
                           New York, New York 10022
                    Attention:  Robert H. Bienstock, Esq.

                           [SIGNATURE PAGE FOR KY]

            IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgements hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED, SEALED AND DELIVERED.


                           MORTGAGOR:


                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES AS TO BOTH:


  _____________________              By:  ________________________
  Print Name:                             David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President
  _____________________
  Print Name:
                                     By:  ________________________
                                          John G. Murray
                                          Treasurer

                                                                     [Seal]



                           MORTGAGEE:


                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION, a bank organized under
                                     the laws of the United States

  WITNESSES:


  _____________________              By:  ________________________
  Print Name:                             Print Name:
                                          Title:


  _____________________
  Print Name:

                           [SIGNATURE PAGE FOR MI]

            IN WITNESS WHEREOF, Mortgagor has caused this instrument to be duly executed under seal as of the date first above written.


                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES:



                                     By:
  Print Name                              David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President

  Print Name



                                     By:
  Print Name                              John G. Murray
                                          Treasurer



  Print Name
                                          [Seal]

  Prepared by and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.

                                     [MA]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            On this ____ day of February, 1994, before me personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     Notary Public
                                     My commission expires:




  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            On this ____ day of February, 1994, before me personally appeared John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     Notary Public
                                     My commission expires:













                                     N-1
                                     [MA]

                                     [WI]



  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            Personally came before me, this ____ day of February, 1994, John G. Murray, Treasurer and David J. Hegarty, Chief Financial Officer and Executive Vice President, of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland, to me known to be the persons who executed the foregoing instrument, and to me known to be such officers of such trust, and acknowledged that they executed the foregoing instrument as such officers as the act of such trust, by its authority.



                                Name:
                                Notary Public
                                     County,

                                My commission expires:





























                                     N-1
                                     [WI]

                                     [CT]

  STATE OF NEW YORK   )
                      ) ss.:              February __, 1994
  COUNTY OF NEW YORK  )


            On this the ___ day of February, 1994 before me, personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, signer and sealer of the foregoing instrument, and he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Chief Financial Officer and Executive Vice President and acknowledged the same to be the free act and deed of said corporation and his free act and deed as such officer thereto.


                                Notary Public




  STATE OF NEW YORK   )
                      ) ss.:              February __, 1994
  COUNTY OF NEW YORK  )

            On this the ___ day of February, 1994 before me, personally appeared John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, signer and sealer of the foregoing instrument, and he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Treasurer and acknowledged the same to be the free act and deed of said corporation and his free act and deed as such officer thereof.


                                Notary Public
















                                     N-1
                                     [CT]

  STATE OF NEW YORK   )
                      ) ss.:              February __, 1994
  COUNTY OF NEW YORK  )


            I , __________________, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that John G. Murray and David J. Hegarty personally known to me to be, respectively, the Treasurer and the Chief Financial Officer and Executive Vice President of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such Treasurer and as such Chief Financial Officer and Executive Vice President they signed and delivered the said instrument as, respectively, Treasurer and Chief Financial Officer and Executive Vice President of said trust, pursuant to authority given by the Board of Directors of said trust, as their free and voluntary act, and as the free and voluntary act and deed of said trust, for the uses and purposes therein set forth.

            Given under my hand and seal this _____ day of February, 1994.



                                                              Notary Public

  My commission expires __________, 19__.



                                               [SEAL]























                                     N-1
                                     [IL]

                                     [OH]

  State of New York   )
                      )  ss.:
  County of New York  )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994 by John G. Murray, Treasurer and by David J. Hegarty, the Chief Financial Officer and Executive Vice President, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the Trust.



                           Notary Public
                           [Print name:                       ]
       [Notary Seal]
                           My commission expires:



  Prepared by and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attention:  Robert H. Bienstock, Esq.


























                                     N-1
                                     [OH]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            On this, the ____ day of February, 1994, before me, __________, the undersigned officer, personally appeared David J. Hegarty of the State of __________, County of __________, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.


            IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                     Notary Public,
                                     My commission expires:


  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            On this, the ____ day of February, 1994, before me, __________, the undersigned officer, personally appeared John G. Murray of the State of __________, County of __________, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.
            IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                     Notary Public,
                                     My commission expires:














                                     N-1
                                     [SD]

                                     [IA]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


  On this _____ day of February, 1994, before me, the undersigned, a Notary Public in and for the State of New York, personally appeared John
  G. Murray and David J. Hegarty, to me personally known, who being by me duly sworn did say that they are the authorized officers of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust executing the foregoing instrument; (that no seal has been procured by the trust) that said instrument was signed on behalf of the trust and that John G. Murray and David J. Hegarty, respectively, as Treasurer and as Chief Financial Officer and Executive Vice President, acknowledged the execution of said instrument to be their voluntary act and deed by it, by them and as fiduciaries voluntarily executed.




                           NOTARY PUBLIC IN AND FOR THE STATE OF
                           NEW YORK AND COUNTY OF NEW YORK






























                                     N-1
                                     [IA]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )

            The foregoing instrument was acknowledged before me this _____ day of February, 1994, by David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland.



                                Notary Public

                                Name:
                                     (typed, printed or stamped)

  [SEAL]


  My appointment expires:






  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )

            The foregoing instrument was acknowledged before me this _____ day of February, 1994, by John G. Murray, Treasurer of Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the State of Maryland.



                                Notary Public

                                Name:
                                     (typed, printed or stamped)

  [SEAL]


  My appointment expires:







                                     N-1
                                     [KA]

                                     [PA]

  STATE OF NEW YORK   )
                      )  ss.:
  COUNTY OF NEW YORK  )

            On this, the _____ day of February, 1994, before me, the undersigned officer, personally appeared David J. Hegarty, who acknowledged himself to be the Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that he as such President, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the Trust by himself as President.

            In witness whereof, I hereunto set my hand and official seal.



                                          Title of Officer

  My commission expires:


  [Notary Seal]



  STATE OF NEW YORK   )
                      )  ss.:
  COUNTY OF NEW YORK  )

            On this, the _____ day of February, 1994, before me, the undersigned officer, personally appeared John G. Murray who acknowledged himself to be the Treasurer of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that he as such Treasurer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the Trust by himself as Treasurer.

            In witness whereof, I hereunto set my hand and official seal.



                                          Title of Officer
  My commission expires:

  [Notary Seal]






                                     N-1
                                     [PA]

  STATE OF NEW YORK   )
                      )  ss.:
  COUNTY OF NEW YORK  )


            The foregoing was acknowledged before me by David J. Hegarty, Chief Financial Officer and Executive Vice President of the Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, this _____ day of February, 1994.

            Witness my hand and official seal.





                                     Notary Public


  My commission expires:







  STATE OF NEW YORK   )
                      )  ss.:
  COUNTY OF NEW YORK  )


            The foregoing was acknowledged before me by John G. Murray, Treasurer of the Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, this _____ day of February, 1994.

            Witness my hand and official seal.





                                     Notary Public


  My commission expires:








                                     N-1
                                     [WY]

                                     [KY]

  STATE OF NEW YORK              )
                                      )  SS.:
  COUNTY OF NEW YORK        )


                  The foregoing instrument was acknowledged before me this ___ day of February, 1994 by David J. Hegarty and John G. Murray, as the Chief Financial Officer and Executive Vice President and as the Treasurer, respectively, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, for and on behalf of said trust.


  My commission expires _____________________.


                                                  _________________________
                                                     Notary Public

                                                     (Notary Seal)

  STATE OF NEW YORK              )
                                      )  SS.:
  COUNTY OF NEW YORK        )


                  The foregoing instrument was acknowledged before me this
  ___ day of February, 1994 by                    , as the
           of WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States for and on behalf of said bank.


  My commission expires _____________________.


                                                  _________________________
                                                     Notary Public

                                                     (Notary Seal)

                                 Exhibit A-I


                              Legal Description
                                   Fee Land


















































                                    A-I-1

                                 Exhibit A-II


                              Legal Description
                                 Leased Land


















































                                    A-II-1

                                  Exhibit B

                          Leases (Mortgagor Lessee)

  The land covered by such Lease (Mortgagor Lessee) is described on Exhibit A-II of this Mortgage.

                                  Exhibit C


                               Promissory Notes


















































                                     C-1
                                     [CT]

                                  Schedule I

                           Lease (Mortgagor Lessor)




















































                                   SCH-I-1

                                 Schedule II


                               Certain Remedies
                                     [LA]


                  Mortgagor does by these presents confess judgment in favor of the Mortgagee, or any future holder or holders of the Notes, up to the full amount of the indebtedness including principal, interest and attorney's fees and for any sums that the Mortgagee may advance during the life of this Mortgage for the payment of premiums of insurance, taxes and assessments or for the protection and preservation of its Mortgage as authorized elsewhere in this act, and does by these presents, consent, agree and stipulate that, if an Event of Default occurs, Mortgagee may, without making a demand and without further notice or putting in default, the same being hereby expressly waived, cause all and singular the property herein encumbered to be seized and sold by executory process issued by any competent court or to proceed with enforcement of this Mortgage in any other manner provided by law.

                  In the event any proceedings are taken under this Mortgage by way of executory process or otherwise, any and all declarations of facts made by authentic act before a Notary Public and in the presence of two witnesses, by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process, and also for the purposes of LA R.S. 9:3509.1 and LA R.S. 9:3504(D)(6) where applicable.

                  Mortgagor herein agrees, in the event that foreclosure proceedings are filed, to waive and does hereby specially waive: (A) the benefit of appraisement provided for in Articles 2332, 2336, 2723, 2724, Louisiana Code of Civil Procedure and all other laws conferring such benefits; (B) the demand and three days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure; (C) the notice of seizure required by Article 2293 but not that required by Article 2721, Louisiana Code of Civil Procedure; (D) the three days delay provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure; and (E) the benefit of the other provisions of Articles 2331, 2722 and 2723, Louisiana Code of Civil Procedure and any other Articles not specifically mentioned above which would prevent the immediate seizure and sale of such Mortgaged Property.

                  Mortgagor and Mortgagee do hereby irrevocably appoint and designate Mortgagee, or any agent or nominee of Mortgagee, as keeper of the Mortgaged Property, and in addition hereby further expressly authorize and permit Mortgagee to name a keeper for the Mortgaged Property or any part thereof, in the event the Mortgaged Property, or any part thereof is seized or sought to be seized by, Mortgagee (or any holder of the Notes secured hereby), via executory process, sequestration, writ of fieri facias or any other legal proceedings in the courts of the State of Louisiana or of the United States of America,


                                   SCH-II-1
                                     [LA]
  or through any action for the recognition or enforcement of this Mortgage, but nothing herein shall require Mortgagee to petition for nor to provoke the appointment of any such keeper. This designation and the permission herein granted are made pursuant to Louisiana Revised Statutes 9:5136, et seq., the provisions of which shall likewise govern the powers, duties and compensation of any such keeper.
















































                                   SCH-II-2
                                     [LA]

                                 SCHEDULE II


                               Certain Remedies
                                     [OH]


                  Upon the occurrence of any Event of Default hereunder, and the acceleration of the indebtedness as provided in Section 26.1, this Mortgage shall become absolute and Mortgagee shall then have available to it all rights and remedies provided for herein and under applicable law, including without limitation the right to foreclose its lien upon the Mortgaged Property by judicial process; and the rights of a secured creditor under the Code.








































                                   SCH-II-1
                                     [OH]

                                 SCHEDULE II


                               Certain Remedies
                                     [WI]

                  Upon the occurrence of any Event of Default hereunder, Mortgagee shall then have available to it all rights and remedies provided for herein and under applicable law, including without limitation the right to foreclose its lien upon the Mortgaged Property by judicial process; and the rights of a secured creditor under the Code.

                  Mortgagor hereby agrees to the provisions of Sections
  846.101 and 846.103, Wisconsin Statutes, as the same may be amended or renumbered from time to time, providing for a reduced period of redemption between foreclosure judgment and sale upon Mortgagee's waiving the right to any judgment for deficiency, and consenting to Mortgagor's remaining in possession of the Mortgaged Property and collecting all rents, issues and profits therefrom, up to the court's confirmation of the foreclosure sale.

































                                   SCH-II-1
                                     [WI]

                                 SCHEDULE II


                               Certain Remedies
                                     [PA]

                  Institute an action of mortgage foreclosure, or take such other action as the law may allow, at law or in equity, for the enforcement thereof and realization of the mortgage security or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon for the entire unpaid balance of the principal indebtedness, with interest, at the rates and pursuant to the methods of calculation specified in the Notes and this Mortgage to the date of default and thereafter at the post-maturity rates provided in the Notes together with all other sums secured by this Mortgage, all costs of suit, with interest at the post-maturity rates provided in the Notes and this Mortgage, on any judgment obtained by Mortgagee from and after the date of any sheriff's sale of the Mortgaged Property (which may be sold in one parcel or in such parcels, manner or order as Mortgagee shall elect) until actual payment is made by the Sheriff of the full amount due Mortgagee, and an attorney's reasonable fee, which fee shall not be less than fifteen percent (15%) of the indebtedness, without further stay, any law, usage or custom to the contrary notwithstanding;

                  Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the Mortgagor, its agents and servants wholly therefrom without liability for trespass, damages or otherwise and Mortgagor agrees to surrender possession to Mortgagee on demand after the happening of any Event of Default; and having and holding the same, may use, operate, manage and control the Mortgaged Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee, at the expense of the Mortgagor, from time to time, either by purpose, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of the buildings, structures and improvements and in the course of such completion may make such changes in the contemplated or completed buildings, structures and improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of the Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may deem advisable; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and the Mortgagee shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof, and after deducting the expenses of conducting the business thereof and of


                                   SCH-II-1
                                     [PA]
  all maintenance, repairs, renewals, replacements, alterations, additions, betterments and Improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Mortgagee shall apply the moneys arising as aforesaid to, the indebtedness as Mortgagee sees fit. For such purposes Mortgagor hereby authorizes and employees any attorney of any court of record in the Commonwealth of Pennsylvania or elsewhere, as attorney for Mortgagor and its successors and assigns, to appear for Mortgagor to sign an agreement for entering an amicable action of ejectment for possession of the Mortgaged Property, and to confess judgment therein against Mortgagor in favor of Mortgagee, whereupon a writ may forthwith issue for the immediate possession of the Mortgaged Property, without any prior writ or proceeding whatsoever; and for so doing this Mortgage or a copy hereof verified by affidavit shall be a sufficient warrant.

                  Have a receiver appointed to enter into possession of the Mortgaged Property, collect the earnings, revenues, rents, issues, profits and income therefrom and apply the same as the court may direct. Mortgagee shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Mortgagor or any other person who may be legally or equitably liable to pay moneys secured hereby and Mortgagor and each such person shall be deemed to have waived such proof and to have consented to the appointment of such receiver. Should Mortgagee or any receiver collect earnings, revenues, rents, issues, profits or income from the Mortgaged Property, the moneys so collected shall not be substituted for payment of the indebtedness nor can they be used to cure the Event of Default, without the prior written consent of Mortgagee. Mortgagee shall be liable to account only for earnings, revenues, rents, issued, profits and income actually received by Mortgagee.

                  Mortgagee shall have such rights and remedies in respect of so much of the Mortgaged Property as may, under applicable law, tie personal property, or any part thereof, as are provided by the Code and such other rights and remedies in respect thereof which in equity or under this Mortgage, including it may have at law or without limitation the right to take possession of the Mortgaged Property wherever located and to sell all or any portion thereof at public or private sale, without prior notice to Mortgagor, except as otherwise required by law (and if notice is required by law, after 10 days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Mortgagee in its sole discretion may determine. Mortgagee shall apply the proceeds of any such sale first to the payment of the reasonable costs and expenses incurred by Mortgagee in connection with such sale or collection, including reasonable attorney's fees and legal expenses, second to the payment of the indebtedness, whether on account of principal or interest or otherwise as Mortgagee in its sole discretion may elect, and then to pay the balance, if any, as required


                                   SCH-II-2
                                     [PA]
  by law. Upon the occurrence of any Event of Default, Mortgagor, upon demand by Mortgagee, shall promptly assembly any equipment and Fixtures included in the Mortgaged Property and make then available to Mortgagee at a place to be designated by Mortgagee which shall be reasonably convenient to Mortgagee and Mortgagor.

                  FOR THE PURPOSE OF OBTAINING POSSESSION AND EXERCISING THE OTHER REMEDIES GRANTED IN THIS SCHEDULE II AND ARTICLE 26 OF THE ATTACHED OPEN-END MORTGAGE AND SECURITY AGREEMENT, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ITS SUCCESSORS AND ASSIGNS, TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION IN EJECTMENT FOR POSSESSION OF SUCH MORTGAGED PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR AND ITS SUCCESSORS AND ASSIGNS, IN FAVOR OF MORTGAGEE, FOR RECOVERY BY THE MORTGAGEE OF POSSESSION THEREOF, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF SUCH MORTGAGED PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH AMICABLE ACTION OF EJECTMENT HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER AMICABLE ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF SUCH MORTGAGED PROPERTY. AN AMICABLE ACTION IN EJECTMENT MAY BE BROUGHT AND JUDGMENT MAY BE CONFESSED THEREIN BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE OR TO ENFORCE THIS MORTGAGE, OR AFTER ENTRY OF JUDGMENT HEREON OR ON THE NOTES, OR AFTER A SHERIFF'S SALE OF THE MORTGAGED PROPERTY IN WHICH MORTGAGEE IS THE SUCCESSFUL BIDDER.

  MORTGAGOR HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR MORTGAGOR AT ANY TIME FOLLOWING AN EVENT OF DEFAULT TO CONFESS JUDGMENT AS OFTEN AS NECESSARY AGAINST MORTGAGOR IN FAVOR OF MORTGAGEE OR ITS ASSIGNEE IN ANY SUCH COURT, AS OF ANY TERM, FOR THE AMOUNT DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF 10% FOR COLLECTION, WITH RELEASE OF ALL ERRORS. MORTGAGOR HEREBY WAIVES ANY RIGHT TO A HEARING PRIOR TO ENTRY OF ANY SUCH JUDGMENT, OR TO STAY OF EXECUTION AND EXTENSION UPON ANY LEVY ON REAL ESTATE PURSUANT TO ANY JUDGMENT SO ENTERED AND ALSO HEREBY EXPRESSLY WAIVES THE EXEMPTION OF ALL PROPERTY FROM LEVY AND SALE ON ANY EXECUTION THEREON AND ALSO ANY EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED BY ANY STATE OR NATION INSOFAR AS SUCH EXEMPTION LAWS CAN BE WAIVED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT A RATE EQUIVALENT TO THE DEFAULT RATE OF INTEREST SET FORTH IN THE LOAN AGREEMENT.








                                   SCH-II-3
                                     [PA]

                                [MA RECITALS]

  Prepared by, recording requested by
  and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.




          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

           OPEN-END MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING


                  This Open-End Mortgage, Security Agreement and Fixture Filing (this "Mortgage"), is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  This Mortgage is granted upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of the Mortgagor contained herein or in the Notes (as hereinafter defined), the Loan Agreement or the Security Instruments (as hereinafter defined) shall be kept and performed and for any breach of which Mortgagee shall have the STATUTORY POWER OF SALE.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which


                                      1
                                [MA Recitals]
  interest may vary from time to time as specified in the Promissory
  Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.














































                                      2
                                [MA Recitals]

                                [IA RECITALS]

  Prepared by, recording requested by
  and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.




          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

                    OPEN-END MORTGAGE, SECURITY AGREEMENT
                              AND FIXTURE FILING


                  This Open-End Mortgage, Security Agreement and Fixture Filing (this "Mortgage"), is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain


                                      1
                                [IA Recitals]
  mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.

             NOTICE: THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF UP TO $150,000,000. LOANS AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO INDEBTEDNESS TO OTHER CREDITORS UNDER SUBSEQUENTLY RECORDED OR FILED MORTGAGES AND LIENS.

  [***Add the following paragraphs as new Sections 36.11 and 36.12 to all Iowa mortgages.***]


                  36.11 It is agreed that if this Mortgage covers less than ten (10) acres of land, and in the event of the foreclosure of this Mortgage and sale of the property by sheriff's sale and such foreclosure proceedings, the time of one year for redemption from said sale provided by the statutes of the State of Iowa shall be reduced to six (6) months provided the Mortgagee in such action, files an election to waive any deficiency judgment against the Mortgagor which may arise out of the foreclosure proceeding; all to be consistent with the provisions of Chapter 628 of the Iowa code. It is further agreed that the period of redemption after a foreclosure of this Mortgagor shall be reduced to sixty (60) days if all of the three following contingencies develop:
  (1) the real estate is less than ten (10) acres in size; (2) the court finds affirmatively that the said real estate has been abandoned by the owners and those persons personally liable under this Mortgage at the time of such foreclosure; and (3) Mortgagee in such action files an election to waive any deficiency judgment against the Mortgagor or its successor in interest in such action. This paragraph shall not be construed to limit or otherwise affect any other redemption provisions contained in Chapter 628 or in any other Chapter of the Iowa Code, whether now in effect or hereafter adopted.

                  36.12 Mortgagor hereby represents and warrants that neither the Mortgaged Property, nor any part thereof, constitutes "agricultural land" as such term is defined in Iowa Code Sec.9H.1(2).


















                                      2
                                [IA Recitals]

                                [OH RECITALS]

  Prepared by, recording requested by
  and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.




          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

                    OPEN-END MORTGAGE, SECURITY AGREEMENT
                              AND FIXTURE FILING


                  This Open-End Mortgage, Security Agreement and Fixture Filing (this "Mortgage"), is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain


                                      1
                                [OH Recitals]
  mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.

                  [**The following alternative provision should be used in all Ohio Mortgages in lieu of the paragraph immediately following the four paragraphs defining "indebtedness" after the granting clause.**]

  [**             The parties hereto intend that, in addition to any other
  debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances made with respect to the Mortgaged Property after this Mortgage is delivered to the recorder for record, whether made pursuant to an obligation of Mortgagee or otherwise. Such loan advances are and will be evidenced by the Notes and the Security Instruments. The maximum amount of unpaid indebtedness (which shall consist of unpaid balances of loan advances made either before or after, or both before and after, this Mortgage is delivered to the recorder for record), exclusive of interest thereon, which may be outstanding at any time is One Hundred Twenty-Five Million Dollars ($150,000,000).**]




































                                      2
                                [OH Recitals]

                                [SD RECITALS]

  Prepared by, recording requested by
  and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.



          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

       MORTGAGE -- COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT
                              AND FIXTURE FILING
                     - ONE HUNDRED EIGHTY DAY REDEMPTION


                  This MORTGAGE -- COLLATERAL REAL ESTATE MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING - ONE HUNDRED EIGHTY DAY REDEMPTION (this "Mortgage"), is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition


                                      1
                                [SD Recitals]
  of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.

  [***Add the following paragraph as a new Section 1.3 to all South Dakota Mortgages***]

                  1.3 THE PARTIES AGREE THAT THE PROVISIONS OF THE ONE HUNDRED EIGHTY DAY REDEMPTION MORTGAGE ACT GOVERN THIS MORTGAGE. THIS SHALL CONSTITUTE AND AUTHORIZE A POWER OF SALE UNDER THE PROVISIONS OF SUCH ACT. THE PARTIES FURTHER AGREE THAT THIS MORTGAGE CONSTITUTES A COLLATERAL REAL ESTATE MORTGAGE PURSUANT TO SDCL 44-8-26.


  [***Add the following paragraph as a new Section 26.4 to all South Dakota Mortgages***]

                  26.4 In the event Mortgagee shall foreclose this Mortgage by judicial action, and upon abandonment of the Mortgaged Property by Mortgagor, the holder of the certificate of sale issued as a result of such foreclosure may apply to the court for reduction of the redemption period to a period not less than sixty (60) days from the date of recording of the certificate of sale.































                                      2
                                [SD Recitals]

                              [WI, IL RECITALS]

  This instrument was drafted by and after recording should be returned to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.




          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

               MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING


                  This Mortgage, Security Agreement and Fixture Filing (this "Mortgage"), is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain



                                      1
                              [WI, IL Recitals]
  mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.


  [***The following clause should be inserted in all Illinois Mortgages at the end of the paragraph immediately following paragraph (3) of the definition of indebtedness.***]

  ; provided, however, in no event shall the total amount secured by this Mortgage exceed two hundred percent (200%) of the face amount of the Notes.

  [***The following waiver of Mortgagor's right of redemption should be inserted in all Illinois Mortgages as a new Section 36.11.**]

  [***            36.11     Mortgagor hereby expressly waives any and all
  rights of redemption from sale under any order or decree of foreclosure of this Mortgage, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Premises subsequent to the date hereof, it being the intent hereof that any and all such rights of redemption of Mortgagor and of all other persons, are and shall be deemed to be hereby waived to the full extent permitted by the provisions of 735 ILCS 5/12-901 and 902, and any statute enacted in replacement or substitution thereof.***]






























                                      2
                              [WI, IL Recitals]

                                [PA RECITALS]

  Prepared by, recording requested by
  And after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attention:  Robert H. Bienstock, Esq.




          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

                    OPEN-END MORTGAGE, SECURITY AGREEMENT
                              AND FIXTURE FILING


                  This Open-End Mortgage, Security Agreement and Fixture Filing (this "Mortgage"), is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  This Mortgage is an Open-End Mortgage as defined in Sec.8143(f) of Title 42 of the Pennsylvania Consolidated Statutes, and as such, is entitled to the benefits of Senate Bill 693, 1989 Session of the General Assembly of Pennsylvania (the "Act") as codified at 42 PA. C.S.A. Sec.8143 et seq., as amended. The parties to this Mortgage intend that, in addition to any other debt or obligations secured hereby, this Mortgage shall secure unpaid balances of future advances made after this Mortgage is left for record with the Recorder's Office of Washington County, Pennsylvania. The maximum amount of the principal of the unpaid loan indebtedness (which shall consist of unpaid balances of loan advances made either before or after, or both before and after, this Mortgage is left for record), which may be outstanding at any time is ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), plus accrued and unpaid interest thereon. In addition to the obligations of Mortgagor secured hereby, this Mortgage secures unpaid balances of advances made, with respect to the Mortgaged Property (as defined below), for the payment of taxes, assessments, maintenance charges, insurance premiums and costs incurred for the protection of the Mortgaged Property or the lien of this mortgage, and expenses, including but not limited to costs



                                      1
                                [PA Recitals]
  and reasonable attorneys' fees, incurred by Mortgagee by reason of default by Mortgagor under this Mortgage or the Loan Agreement.

                  Notices pursuant to the Act shall be delivered to:

                       Wells Fargo Bank, National Association,
                       as Administrative Agent
                       333 South Grand Avenue
                       Los Angeles, California  90071

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.


  [**For all Pennsylvania mortgages the legal description must contain the tax parcel identification number for each parcel of real estate.**]


















                                      2
                                [PA Recitals]

                                [LA RECITALS]

  UNITED STATES OF AMERICA
             AND
  STATE OF NEW YORK
  COUNTY OF NEW YORK




          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

               MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING


                  Be it known that on this ____ day of February, 1994 before me, the undersigned Notary Public, duly commissioned and qualified in and for New York, State of New York, and in the presence of the undersigned competent witnesses, personally appeared Health and Rehabilitation Property Trust, a real estate investment trust formed under the laws of the State of Maryland, appearing through David J. Hegarty, its Chief Financial Officer and Executive Vice President and John G. Murray, who, after being duly sworn, declared as follows:

                  This Mortgage, Security Agreement and Fixture Filing (this "Mortgage"), was executed by Mortgagor on the date set forth above pursuant to the Consent of Mortgagor's trustees annexed hereto as Exhibit D and by Mortgagee on the date set forth in the notary block on page S-2 below, but it is intended by the parties to be dated as of _________, ___, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the


                                      1
                                [LA Recitals]
  aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.

  [**The following sentence should be added to the end of Granting Clause D in all Louisiana Mortgages.***]

    For purposes of any Personal Property located within the State of Louisiana, the "Code" shall refer to the Louisiana Commercial Laws, La. R.S. 10:Sec.Sec.1-101 et seq., as from time to time in effect.





































                                      2
                                [LA Recitals]

                                  Exhibit D

                       Consent of Mortgagor's Trustees



                                [See Attached]















































                                     D-1
                                     [LA]

                                [KA RECITALS]

  Prepared by, recording requested by
  and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attention:  Robert H. Bienstock, Esq.



          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

                    OPEN-END MORTGAGE, SECURITY AGREEMENT
                              AND FIXTURE FILING


                  This Open-End Mortgage, Security Agreement and Fixture Filing (this "Mortgage") is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  Upon request the Lenders may, in their discretion, make future advances to Mortgagor pursuant to the Loan Agreement (as hereinafter defined). Any future advance and the interest payable thereon shall be secured by this Mortgage, shall be evidenced by the Promissory Notes (as hereinafter defined), copies of which are annexed hereto as Exhibit C, and shall be recorded on the books and records of the Lenders, provided, however, at no time shall the principal amount of the Loans (as hereinafter defined) secured by this Mortgage exceed the maximum principal amount of __________, nor shall the maturity of any future advance secured hereby extend beyond the maturity of the original mortgage debt as set forth in the Promissory Notes.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994 (the terms and provisions of which are incorporated herein by reference), among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date


                                      1
                                [KA Recitals]
  herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, the final maturity date of the Loans evidenced by the Promissory Notes is January 2, 1997; and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general business purposes of Mortgagor.


  [**The following paragraph should be added to all Kansas Mortgages and should replace the paragraph currently marked as Section 26.2.2**]*

                  26.2.2 Mortgagee shall be entitled forthwith, without notice or demand, to the extent permitted by applicable law, (i) to institute suit to enforce the rights of Mortgagee and (ii) to enforce, at Mortgagee's continuing option, payment of all sums secured hereby by action to foreclose this Mortgage, either or both, concurrently or otherwise; and one action or suit shall not abate or be a bar to or waiver of Mortgagee's right to institute or maintain the other, provided that Mortgagee shall have only one payment and satisfaction of the indebtedness.

                  26.2.3 Mortgagee shall have the right from time to time to take action to recover any sums, whether interest, principal or any installment of either, or any other sums required to be paid under the terms of this Mortgage, the Notes or any of the other Security Instruments, as the same become due, without regard to whether or not the principal or any other sums evidenced by the Notes shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for an Event of Default by Mortgagor existing at the time such earlier action was commenced.

                  26.2.4 Mortgagee may (a) immediately sell the Mortgaged Property either in whole or in separate parcels, as prescribed by applicable law, under power of sale, which power hereby is granted to Mortgagee to the full extent permitted by applicable law at the time of such sale, and thereupon, make and execute to any purchaser(s) thereof deeds of conveyance pursuant to applicable law or (b) immediately foreclose this Mortgage by action.





                                      2
                                [KA Recitals]

  [**The following paragraph should be added to all Kansas Mortgages as a new Section 26.4**]*

                  26.4 To the extent permitted by law, Mortgagor agrees not at any time to insist upon, plead, claim or take any benefit or advantage, in any way whatsoever, whether now or in the future, of any of the following: (a) any stay, extension or moratorium law, or any exemption from execution or sale of all or any part of the Mortgaged Property, which may affect the covenants and terms of performance of this Mortgage, (b) any law providing for the valuation or appraisal of all or any part of the Mortgaged Property prior to or after any sale or sales made pursuant to this Mortgage, or pursuant to the decree, judgment, or order of any court of competent jurisdiction, or (c) any right under any statute to redeem all or any part of the property so sold. Mortgagor wholly waives, for Mortgagor and those who claim under Mortgagor, (i) all rights and periods of redemption provided under applicable law, and (ii) all right to have the Mortgaged Property or any other assets which secure the indebtedness marshaled upon any foreclosure under this Mortgage.



































                                      3
                                [KA Recitals]

                                [WY RECITALS]

  Prepared by, recording requested by
  and after recording return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attention:  Robert H. Bienstock, Esq.



          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

                    OPEN-END MORTGAGE, SECURITY AGREEMENT
                              AND FIXTURE FILING

                  This Open-End Mortgage, Security Agreement and Fixture Filing (this "Mortgage") is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland and [registered with the State of Wyoming pursuant to that certain ______________ recorded in the office of the Albany County Clerk on November __, 1994 in ______________ and in the office of the Washakie County Clerk on November __, 1993 in _______________,] with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

  [***WY local counsel to supply additional comments***]       This is an
  "OPEN-END MORTGAGE" and the holder(s) hereof shall have all of the rights, powers and protection to which the holder of an OPEN-END MORTGAGE is entitled under Connecticut law. Upon request the Lenders may, in their discretion, make future advances to Mortgagor pursuant to the Loan Agreement (as hereinafter defined). Any future advance and the interest payable thereon shall be secured by this Mortgage, shall be evidenced by the Promissory Notes (as hereinafter defined), copies of which are annexed hereto as Exhibit D, and shall be recorded on the books and records of the Lenders. At no time shall the principal amount of the debt secured by this Mortgage exceed the original loan authorized, nor shall the maturity of any future advance secured hereby extend beyond the maturity of the original mortgage debt as set forth in the Promissory Notes (as hereinafter defined).

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in


                                      1
                                [WY Recitals]
  such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.



































                                      2
                                [WY Recitals]

                                [KY RECITALS]

  This instrument was drafted by and after recording should be returned to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  Attention:  Robert H. Bienstock, Esq.




          __________________________________________________________
             (Space Above This Line Reserved For Recorder's Use)

               MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING


                  This Mortgage, Security Agreement and Fixture Filing (this "Mortgage"), is dated as of February __, 1994, between HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, with an address at 400 Centre Street, Newton, Massachusetts 02158 ("Mortgagor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Mortgagee"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

                  WHEREAS, pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994, among Mortgagor, Mortgagee, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Mortgagor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Mortgagor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Mortgagor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or the "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes); and

                  WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Mortgagor for the acquisition of certain real property, for the funding or acquisition of certain



                                      1
                                [KY Recitals]
  mortgage loans, for the repayment of certain outstanding indebtedness of Mortgagor and for general corporate purposes of Mortgagor.


  [**The following paragraphs should be added to all Kentucky Mortgages at the end of Section 36.**]*

                  36. __    The powers conferred on Mortgagee hereunder are
  solely to protect its interest in the Mortgaged Property and shall not impose any duty upon it to exercise any such powers. Except for (a) treatment by Mortgagee of any of the Mortgaged Property in its possession, (b) exercise of rights by Mortgagee with respect to the Mortgaged Property or any portion thereof, or (c) performance by Mortgagee of obligations of Mortgagor with respect to the Mortgaged Property or any portion thereof (in each case to the extent exercised or undertaken at Mortgagee's option), that is less than substantially equivalent to that which Mortgagee, in its individual capacity, accords its own property, rights or obligations of a similar nature, and the accounting for moneys actually received by it hereunder, Mortgagee shall have no duty as to the Mortgaged Property or any portion thereof, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Mortgaged Property or any portion thereof.

                  36.__     Mortgagor represents and warrants to Mortgagee
  that none of the proceeds of the indebtedness are being used for the construction of any improvements to the Premises.

                  36.__     UNTIL THIS MORTGAGE IS RELEASED OF RECORD,
  LENDERS MAY MAKE ADDITIONAL ADVANCES AND READVANCES TO MORTGAGOR, NUMEROUS TIMES AND FROM TIME TO TIME, AND ALL SUCH ADVANCES AND READVANCES SHALL BECOME PART OF THE INDEBTEDNESS TO THE FULLEST EXTENT PERMITTED BY LAW AND BE SECURED BY THIS MORTGAGE WITH THE SAME PRIORITY AS THE SECURITY INSTRUMENTS TO THE FULLEST EXTENT PERMITTED BY LAW, FROM THE DATE OF RECORDATION OF THIS MORTGAGE, AND SHALL ALSO BE DEEMED EVIDENCED BY THE SECURITY INSTRUMENTS AND THIS MORTGAGE. MORTGAGOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO REQUIRE MORTGAGOR TO RELEASE THE LIEN OF THIS MORTGAGE AS TO ANY AMOUNT AS PROVIDED IN
  SECTION 382.520(2) OF THE KENTUCKY REVISED STATUTES.

                  IN ADDITION, CERTAIN OF THE SECURITY INSTRUMENTS ARE REVOLVING PROMISSORY NOTES AND THERE MAY BE PAY-DOWNS AND DISBURSEMENTS OF PRINCIPAL FROM TIME TO TIME SO THAT THE TOTAL PRINCIPAL AMOUNT DISBURSED MAY EXCEED ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000); PROVIDED, HOWEVER, THE OUTSTANDING PRINCIPAL BALANCE OF ALL SECURITY INSTRUMENTS SHALL NOT EXCEED ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) AT ANY TIME.







                                      2
                                [KY Recitals]

                                 EXHIBIT E-2

                                   FORM OF
                                DEED OF TRUST


  Prepared by, recording
  requested by and when
  recorded return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attn: Robert Bienstock, Esq.




            ______________________________________________________

             (Space Above This Line Reserved For Recorder's Use)


                DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
                    SECURITY AGREEMENT AND FIXTURE FILING

            This Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (the "Deed of Trust"), is dated as of February __, 1994, by HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Grantor" [Note: In California and Arizona forms this defined term will be replaced by the term "Trustor"]), with an address at 400 Centre Street, Newton, Massachusetts 02158, to [MO - Larry D. Irick, Esq.; CA - Continental Lawyers Title Company; CO - the public trustee of [county], Colorado; AZ - Lynn T. Ziolko, a member of the State Bar of Arizona; NC -
   Theresa A. Cerezola, Esq.], as trustee, (the "Trustee"), with an address at [MO - c/o Smith, Gill, Fisher & Butts, One Kansas City Place, 35th Floor, 1200 Main Street, Kansas City, Missouri 64105; CA - 1845 Business Center Drive, Suite 200, San Bernardino, California 92408; AZ - 101 North First Avenue, Suite 2700, Phoenix, Arizona; NC - c/o O'Melveny & Myers, 153 East 53rd Street, New York, New York 10022], in trust for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity, "Beneficiary"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement.

            WHEREAS, pursuant to that certain Revolving Loan Agreement of even date herewith, among Grantor, Beneficiary, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Grantor, which loans shall, in the aggregate, not exceed ONE HUNDRED


   DEED OF TRUST                          E-2-1

  FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Grantor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Grantor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes);

            WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Grantor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Grantor and for general corporate purposes of Grantor.

            NOW THEREFORE, KNOW ALL MEN, that in consideration of said debt and for other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor hereby: (a) grants, mortgages, warrants, affects, specially hypothecates, bargains, sells, conveys, releases, transfers, assigns, forever, and pledges, with power of sale, to Trustee, its heirs, successors and assigns, IN TRUST WITH POWER OF SALE for the benefit of Beneficiary those portions of the Mortgaged Property (as hereinafter defined) that constitute real property under the laws of the State wherein located (the "Real Estate Collateral"); (b) grants a security interest to Beneficiary, its heirs, successors and assigns, forever, in those portions of the Mortgaged Property (as hereinafter defined) that either are fixtures or are not Real Estate Collateral; and (c) assigns and transfers to Beneficiary all of the Rents (as hereinafter defined) and other benefits derived from any Leases (Grantor Lessor) (as hereinafter defined), whether now existing or hereafter created, all subject to the Assignment of Rents (as hereinafter defined). For purposes of this Deed of Trust the following described real and personal property, none of which real or personal property is used principally or at all for agricultural or farming purposes, is herein collectively referred to as the "Mortgaged Property":


                    A.  LAND:

             The land described in Exhibit A-I attached hereto and by this reference incorporated herein (the "Fee Land") and all right title and interest of Grantor in and to each leasehold estate (individually, a "Leasehold Estate" and collectively, the "Leasehold Estates") created pursuant to the lease or leases more particularly described in Exhibit B attached hereto and by this reference incorporated herein (such lease or leases, together with any amendments, modifications, extensions, renewals or substitutions therefor are referred to herein individually, as a "Lease (Grantor Lessee)" and collectively as the "Leases (Grantor Lessee)"), or otherwise, and affecting all or the portions indicated in Exhibit B of those certain parcels of land more particularly described


   DEED OF TRUST                          E-2-2
  in Exhibit A-II attached hereto and by this reference incorporated herein (the "Leased Land") (the Fee Land and the Leased Land being sometimes hereinafter collectively referred to as the "Land") (Exhibit A-I and Exhibit A-II are collectively referred to as "Exhibit A").


                    B.  IMPROVEMENTS:

            All buildings, structures, facilities and other improvements now located on or to be constructed on any of the Land or added thereto, together with all fixtures now or hereafter owned by Grantor, or in which Grantor has an interest, and placed in or upon any of the Land or the buildings or other improvements thereon (collectively, the "Improvements").


                    C.  EASEMENTS:

            All easements, servitudes, bridges, rights of way, licenses, privileges, tenements, hereditaments, royalties, air rights, water and water rights, mineral rights and appurtenances belonging to or inuring to the benefit of the Land; and all right, title and interest of Grantor in and to the land lying within any street or roadway adjoining the Land; and all right, title and interest of Grantor in and to any vacated or hereafter vacated streets or roads adjoining any of the Land (collectively, the "Easements").


                    D.  PERSONAL PROPERTY:

            All fixtures, machinery, equipment and other personal property of every kind, description and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or now or hereafter used or to be used in connection with any present or future operation thereof or construction thereon, and now owned or hereafter acquired by Grantor, including, without in any way limiting the generality of the foregoing, any and all: (i) heating, lighting, incinerating, refrigerating, ventilating, air conditioning, air cooling, lifting, fire extinguishing, plumbing, cleaning, communications and power equipment and apparatus; (ii) gas, water and electrical equipment and apparatus; (iii) elevators, escalators, switchboards, engines, motors, tanks, pumps, partitions, conduits, ducts and compressors, together with any renewals, replacements or additions thereto or substitutions therefor and (iv) all Goods, Fixtures and Equipment, as such terms are defined within the meaning of the Uniform Commercial Code (as from time to time in effect in the State or Commonwealth in which the Personal Property as hereinafter defined is located, the "Code"); it being understood and agreed that all such fixtures, machinery, apparatus, equipment and other personal property are a part of and are declared to be a portion of the security for the indebtedness hereby secured, whether physically attached to the Improvements or not (collectively, the "Personal Property").



   DEED OF TRUST                          E-2-3

                    E.  LEASES AND RENTS:

            All of the landlord's right, title and interest, owned by Grantor in and to all leases (which term, as used herein, shall include all occupancy agreements excluding however, agreements with respect to the provision of care for patients of the Operator (as defined below), licenses, concession agreements and all other agreements or tenancies, however denominated, affecting the occupancy of the Mortgaged Property, or any portion thereof) now or hereafter affecting or pertaining to the Mortgaged Property and the business operations conducted thereon, including without limitation, that certain lease described on Schedule I attached hereto and incorporated herein by reference, between Grantor, as lessor and the operator lessee (the "Operator"), described in said
  Schedule I (such lease, as in effect on the date hereof, without giving effect to any amendments, modifications or supplements from time to time entered into unless the same shall be approved in writing by both Beneficiary and Agent, the "Lease (Grantor Lessor)"), together with all of Grantor's right, title and interest in and to all rents, revenues, issues, profits, royalties, revenues, income and other benefits derived from the Mortgaged Property or the Land or from any other leases, subleases or licenses of, or any concessions, franchises or similar agreements with respect to, the Mortgaged Property whether now or hereafter existing (collectively, the "Rents"), in each case subject to the terms and provisions of that certain Assignment of Leases and Rents and Credit Support Agreements dated as of the date hereof (the "Assignment of Rents") from Grantor to Beneficiary and subject to the rights, powers and authorities hereinafter given to Beneficiary as set forth in Article 2 hereof.


                    F.  RECORDS:

            A security interest in and to all of the records and books of account now or hereafter maintained by Grantor in connection with the operation of the Mortgaged Property.


                    G.  PROCEEDS, AWARDS AND OTHER MONEYS:

            A security interest in all proceeds, including insurance proceeds, paid for any damage or loss to the Mortgaged Property or any part thereof, all awards, including interest and insurance proceeds, in connection with any condemnation or other taking of the Mortgaged Property, or any part thereof, or for conveyance in lieu thereof, and any and all other moneys which may from time to time become subject to the lien hereof (including, without limitation, all sums held by Beneficiary), whether by conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims or otherwise (collectively, the "Proceeds").






   DEED OF TRUST                          E-2-4

                    H.  REPLACEMENTS AND SUBSTITUTIONS:

            All of Grantor's right, title and interest in and to all replacements, substitutions, betterments and additions of or to any or all of the foregoing.

            SUBJECT, HOWEVER, to the Permitted Exceptions as defined in the Loan Agreement.

            This Deed of Trust and conveyance is made to secure (herein, the "indebtedness"):

            (1) Payment of the indebtedness of Grantor to the Lenders evidenced by the Promissory Notes, together with interest on said indebtedness at the rate specified therein;

            (2) Payment by Grantor of all sums expended or advanced by Trustee, Beneficiary, the Agent or the Lenders from time to time pursuant to any term or provision of the Notes, the Loan Agreement or this Deed of Trust;

            (3) Payment, performance and observance by Grantor of each and every covenant, condition and obligation contained in the Notes, this Deed of Trust, the Loan Agreement and/or any other document now or hereafter given by Grantor either as additional security for the payment of the indebtedness hereby secured, or otherwise executed and delivered in connection therewith (all of such instruments being hereinafter sometimes collectively referred to as the "Security Instruments"); and

            (4) Payment and performance of all obligations of Grantor to Beneficiary, Trustee, Agent and the Lenders for fees, costs and expenses (including attorney's fees) under the Security Instruments.

            This Deed of Trust is given to secure not only existing indebtedness, but also such future advances made after the date hereof, whether such advances are obligatory or are to be made at the option of the Lenders, or otherwise, as are made within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust. Such advances are and will be evidenced by the Notes and the Security Instruments. The maturity date of the unpaid balances of the indebtedness shall be January 2, 1997 (or earlier as provided in the Loan Agreement). The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid principal balance so secured at one time shall not exceed $150,000,000 plus interest thereon and any disbursements made by Trustee, Beneficiary or any of the Lenders to or on behalf of Grantor pursuant to the terms of this Deed of Trust, the Loan Agreement or the Security Instruments, including, but not limited to, disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property, in each case with interest thereon from date of expenditure at the rate of default interest specified in
  Section 2.4(b) of the Loan Agreement.



   DEED OF TRUST                          E-2-5

            The Notes are hereby incorporated herein by reference, with the same force and effect as if each such Note, and all of the terms, conditions and provisions thereof, were set forth herein in its entirety, and copies of all such Notes shall be maintained, and made available to parties having an interest therein, at the principal offices of Kleinwort Benson Limited, or any successor agent under the Loan Agreement, at New York, New York.

            CERTAIN OF PERSONAL PROPERTY COVERED BY THIS DEED OF TRUST ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND. THIS DEED OF TRUST IS ALSO INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO THE SECURITY INTEREST GRANTED HEREIN IN SUCH PERSONAL PROPERTY. THE GRANTOR IS THE DEBTOR AND THE BENEFICIARY IS THE SECURED PARTY FOR SUCH PURPOSES AND THE MAILING ADDRESS OF THE GRANTOR AND BENEFICIARY ARE AS SET FORTH ON THE FIRST PAGE OF THIS DEED OF TRUST.

            Grantor hereby further covenants and agrees with Trustee and Beneficiary to pay, perform or observe, as the case may be, all of the following additional covenants and agreements:


                                  ARTICLE 1

                                 Performance

            1.1 Grantor shall pay all indebtedness hereby secured at the time or times and in the manner provided herein or in the Notes, and shall pay or cause to be paid, as and when the same respectively become due and payable, all premiums for insurance maintained on the Mortgaged Property and all expenses of repair to the Mortgaged Property.

            1.2 Grantor shall promptly and fully keep, perform and comply with all the terms, provisions, covenants and conditions imposed upon Grantor hereunder, under the Notes, the Loan Agreement and under the other Security Instruments.


                                  ARTICLE 2

                        Assignment of Leases and Rents

            Grantor hereby assigns, sets over, and transfers to Beneficiary, all leases, licenses, concession agreements, occupancy agreements and all other tenancy agreements, including, without limitation, the Lease (Grantor Lessor), and all of the Rents, subject, however, to the terms and conditions of the Assignment of Rents and further subject to any other assignment of leases and rents from time to time delivered by Grantor to Beneficiary with respect to the Mortgaged Property.


                                  ARTICLE 3


   DEED OF TRUST                          E-2-6

                                  Insurance

            3.1 Grantor shall keep, or shall cause the Operator to keep, the Improvements constantly and satisfactorily insured against the following risks:

            (i) Loss or damage by fire, vandalism and malicious mischief, extended coverage perils, and all physical loss perils insurance, if available and economically feasible, including but not limited to sprinkler leakage, in an amount not less than one hundred percent (100%) of the then full replacement cost thereof (as defined below in Section 3.2) and in an amount which is sufficient to prevent Grantor from becoming a co-insurer;

            (ii) Business interruption or loss of rental under a rental value insurance policy covering risk of loss during the lesser of the first twelve (12) months of reconstruction or the actual reconstruction period necessitated by the occurrence of any of the hazards described in Section 3.1(i), if available and economically feasible, in such amounts as may be customary for comparable properties in the area and in an amount sufficient to prevent Grantor from becoming a coinsurer;

            (iii) Claims for personal injury or property damage under a policy of comprehensive general public liability insurance, if available and economically feasible, with amounts not less than Five Million Dollars ($5,000,000.00) per occurrence in respect of bodily injury and death and One Million Dollars ($1,000,000.00) for property damage;

            (iv) Claims arising out of malpractice in an amount not less than Five Million Dollars ($5,000,000.00) for each person and for each occurrence; provided, however, that if such malpractice insurance, with such limit, at any time is not available at rates which are economically feasible in relation to the risks covered, Grantor may permit the Operator to self-insure as to such malpractice claims in accordance with the provisions of Section 3.5 below; and

            (v) Flood (when the Improvements are located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area and are available from insurance companies, insurance pools, or other appropriate companies authorized to do business in the State or Commonwealth in which the Mortgaged Property is located, at rates which are economically practicable in relation to the risks covered.

            3.2 The term "full replacement cost" as used herein, shall mean the actual replacement cost of the Mortgaged Property requiring replacement from time to time including an increased cost of construction endorsement, if available and economically feasible, less exclusions provided in the standard form of fire insurance policy.


   DEED OF TRUST                          E-2-7

            3.3 In addition to the insurance described above, Grantor shall require the Operator to maintain such additional insurance as may be reasonably required from time to time by either Beneficiary or Agent. Grantor shall at all times cause the Operator to maintain adequate worker's compensation insurance coverage for all persons employed by the Operator on the Mortgaged Property. Such worker's compensation insurance shall be in accordance with the requirements of applicable local, state and federal law.

            3.4 Notwithstanding anything to the contrary contained in this Article 3, Grantor's obligations to carry or cause to be carried the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Grantor or the Operator, as the case may be; provided, however, that the coverage afforded will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Deed of Trust by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article 3 are otherwise satisfied.

            3.5 With respect to the risks specified in Section 3.1(iv) only, Grantor may permit the Operator to self-insure (pursuant to a prudent program of self-insurance no less stringent than any program of self-insurance maintained by the Operator with respect to its other properties, with reserves therefor in such amounts as would conform to the requirements of generally accepted accounting principles) against the risks, and in the amounts hereinabove described and shall not be required to maintain insurance hereunder, except that, until such time as the Operator is rated in one of the highest three ratings by either Moody's or Standard & Poor's, the Operator shall only self-insure an amount equal to the greater of $250,000 or 3.0% of its Consolidated Tangible Net Worth as hereafter defined. "Consolidated Tangible Net Worth" shall mean the aggregate of the par or stated value of all outstanding capital stock, capital surplus, and retained earnings set forth on a consolidated balance sheet prepared in accordance with generally accepted accounting principles, less the sum of (A) all intangibles included on the asset side of said consolidated balance sheet, including, without limitation, goodwill (including any assets designated on such balance sheet representing the excess of the purchase price paid for assets or stock acquired over the value assigned hereto on the books of the Operator and its subsidiaries), patents, trademarks, trade names, copyrights, and similar intangibles, and (B) deferred charges.

            3.6 All such insurance except as otherwise provided in the Loan Agreement, shall (i) be evidenced by valid and enforceable policies written by insurance companies qualified to do business in the State or Commonwealth in which the Mortgaged Property is located, (ii) to the extent provided by Section 5.15 of the Loan Agreement, be made payable to Beneficiary by means of a standard non-contributory mortgagee clause in favor of Beneficiary as administrative agent on behalf of Lenders,
  (iii) to the extent provided by Section 5.15 of the Loan Agreement, contain an endorsement requiring thirty (30) days written notice to


   DEED OF TRUST                          E-2-8

  Beneficiary prior to cancellation or modification in the coverage, scope or amount of any such policy or policies, (iv) to the extent provided by
  Section 5.15 of the Loan Agreement, provide that any loss shall be payable to Beneficiary notwithstanding any act or negligence of Grantor or Beneficiary which might otherwise result in a forfeiture of said insurance, and (v) to the extent provided by Section 5.15 of the Loan Agreement, in the case of liability coverage, name Beneficiary, as administrative agent for itself and the other Lenders, as additional insured. Beneficiary agrees that a $25,000 deductible in such policies is acceptable. A certificate from the insurer setting forth the limits of the insurance coverage shall be delivered to Beneficiary concurrently with the execution and delivery of this Deed of Trust, and thereafter all renewal or replacement certificates shall be delivered to Beneficiary not less than thirty (30) days prior to the expiration date of the policy to be renewed or replaced, accompanied, if requested by Beneficiary, by evidence satisfactory to Beneficiary and Agent that all premiums payable with respect to such policies have been paid in full.

            3.7 All property insurance policies carried by either the Operator or Grantor covering the Mortgaged Property, including without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against any other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so.

            3.8 Beneficiary shall have the right and is hereby constituted and appointed the true and lawful attorney-in-fact, irrevocable and coupled with an interest, of Grantor (with full power of substitution, delegation and revocation), in the name and stead of Grantor, but in the discretion of said attorney, (i) to demand, adjust, sue for, compromise and collect any amounts due under such insurance policies in the event of loss, and (ii) to give releases for any and all amounts received in settlement of losses under such policies; provided, however, that unless and until an Event of Default shall have occurred and be continuing, Grantor reserves to itself the right to take any such action, without the consent or participation of Beneficiary therein.

            3.9 Grantor shall not on Grantor's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article, to be furnished by, or which may reasonably be required to be furnished by, Grantor, or increase the amount of the existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Beneficiary, are included therein as additional insureds, and the loss is payable under said insurance in the same manner as losses are payable under this Deed of Trust. Grantor shall immediately notify Beneficiary of the receipt of any notice from the Operator of the taking out of any such separate insurance.



   DEED OF TRUST                          E-2-9

            3.10 In the event of the occurrence of a casualty or other loss with respect to a Mortgaged Property, Beneficiary, at its election (except as provided in subsection 3.10.1 below), may apply all amounts received by reason of such casualty or other loss, after first deducting the costs of collection, to the payment of the indebtedness secured hereby, whether or not then due, or to reimbursement of any taxes, assessments, charges, insurance premiums or other obligations paid by Beneficiary pursuant hereto, or, notwithstanding the claims of any subsequent lienor, amounts so received with respect to casualty loss may be used or paid over to Grantor for use in repairing or replacing damaged buildings and improvements on such Mortgaged Property.

            3.10.1 Notwithstanding the foregoing, however, provided that no Event of Default hereunder shall have occurred and be continuing, in the event the Operator (i) is entitled or has elected to restore such Mortgaged Property in accordance with the applicable provisions of the Lease (Grantor Lessor) pertaining to such Mortgaged Property or (ii) elects to substitute a new property for such Mortgaged Property in accordance with the provisions of such Lease (Grantor Lessor) and in the manner provided in such Lease (Grantor Lessor), then all amounts received by reason of such casualty or other loss shall (A) in the event of repair or restoration, be made available for such repair and restoration in the manner provided in the following paragraph or (B) in the event the Operator has offered to substitute a property for such Mortgaged Property, which offer has been accepted by Grantor with the consent of both Beneficiary and Agent, and which substitute property shall be subject to a first deed of trust and security interest and a collateral assignment of leases and rents in favor of Beneficiary, and such other certificates, documents and instruments as may be reasonably required by Beneficiary and/or Agent, be paid to the Operator in accordance with such Lease (Grantor Lessor) upon completion of said substitution.

            3.10.2 Provided that no Event of Default hereunder shall have occurred and be continuing, if Beneficiary elects to permit the use of casualty insurance proceeds for repair and restoration of damaged buildings and improvements or if the Operator elects to restore such Mortgaged Property in accordance with the applicable provisions of such Lease (Grantor Lessor), then the amounts payable to Beneficiary pursuant to this Article, or so much thereof as may be required for such purpose, shall be paid out from time to time as the work of repair or replacement progresses, upon such architects' certificates or other certificates, including certificates from title insurance companies, as Beneficiary and Agent may from time to time require, with respect to the cost of such repair or replacement and the status of title to such Mortgaged Property; provided, however, Beneficiary shall not be required to release or pay any portion of such proceeds unless (i) Grantor shall first furnish additional funds from sources other than the net amount of such proceeds which, together with said proceeds, shall be sufficient to cover the cost of repair or replacement as established by the certificate of an architect or engineer employed by Beneficiary at Grantor's expense, which certificate shall provide that such Mortgaged Property can reasonably be restored to substantially the same condition


   DEED OF TRUST                          E-2-10
  as existed immediately prior to such damage or destruction; (ii) the proceeds of the business interruption insurance required to be carried pursuant to Section 3.1(ii) hereof are available for the payment of rent due under such Lease (Grantor Lessor); and (iii) such repair or replacement shall be effected promptly and in accordance with plans and specifications submitted to and approved by Beneficiary and Agent and diligently pursued to completion. Beneficiary shall at no time whatever, whether in possession of such Mortgaged Property or not, have any obligation to advance or make funds other than said proceeds available for the repair or replacement of such Mortgaged Property. Provided that no Event of Default shall have occurred and be continuing, any excess proceeds remaining after restoration shall be paid to Grantor.

            3.11 If Beneficiary shall in any manner acquire title to the Mortgaged Property, it shall thereupon become the sole and absolute owner of all insurance policies pertaining to such Mortgaged Property and held by or required hereunder to be delivered to Beneficiary, with the sole right to collect and retain all unearned premiums and dividends thereon, and Grantor shall only be entitled to a credit, in reduction of the then outstanding indebtedness secured hereby, in the amount of the short rate cancellation refund.

            3.12 Grantor shall comply, or shall cause the Operator to comply, with all requirements of the issuer of any policy of insurance required to be carried pursuant to Section 3.1 hereof.


                                  ARTICLE 4

                               Payment of Taxes

            4.1 Grantor shall, or shall cause the Operator to, promptly pay, when due, all taxes, assessments, water and sewer charges and all other charges of whatever nature which may at any time be assessed against, levied upon or constitute a lien on, the whole or any portion of the Mortgaged Property and any tax assessed against Beneficiary or Trustee with respect to this Deed of Trust or the indebtedness hereby secured, whether under statutes now in force or that may hereafter be enacted; and Grantor shall promptly pay or cause to be paid, when due, all other taxes (including corporate taxes and personal property taxes), assessments or charges that might become a lien prior to this Deed of Trust or that might have priority in distribution of the proceeds of a judicial sale. Grantor shall not suffer or permit any such taxes, as-sessments or charges on the Mortgaged Property to become or remain delinquent or permit any part thereof or any interest therein to be sold for any such taxes, assessments or charges; and further shall furnish to Beneficiary, in each instance prior to the date when they would become delinquent, certificates or receipts of the proper officer showing full payment of all taxes, assessments and charges.

            4.2 Notwithstanding the foregoing provisions of this Article, Grantor shall not be required to pay and discharge or cause to be paid


   DEED OF TRUST                          E-2-11
  and discharged any such tax, assessment or charge so long as the validity thereof shall be contested in good faith by appropriate proceedings in accordance with the applicable provisions of the Lease (Grantor Lessor) pertaining to permitted contests and Article 6 hereof; provided, however, that payment in full with respect to any such tax, assessment or charge shall be made not less than five (5) days before the first day upon which the Mortgaged Property, or any portion thereof, may be seized and sold in satisfaction thereof.

            4.3 Grantor hereby assigns to Beneficiary all rights of Grantor now or hereafter arising in and to any refunds or abatements of any such tax, assessment or charge, which refunds and abatements shall be applied by Beneficiary in reduction of the principal indebtedness under the Notes; provided, however, that until an Event of Default shall have occurred and be continuing, Grantor shall be entitled to any such refunds or abatements.


                                  ARTICLE 5

                               Payment of Liens

            5.1 Grantor shall pay or cause to be paid, when the same shall become due and payable, all lawful claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, other than Permitted Exceptions.

            5.2 Nothing contained in the Notes, this Deed of Trust or any other Security Instrument and no action or inaction by Beneficiary shall be construed as (i) constituting the request of Beneficiary, express or implied, to any contractor, sub-contractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Mortgaged Property or any part thereof, or (ii) giving Grantor any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Beneficiary in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Beneficiary in the Mortgaged Property, or any portion thereof.

            5.3 Notwithstanding the foregoing provisions of this Article, Grantor shall not be required to pay and discharge or cause to be paid and discharged any such claim so long as the validity thereof shall be contested diligently and in good faith by appropriate proceedings in accordance with the applicable provisions of the Lease (Grantor Lessor) and Article 6 hereof; provided, however, that if at any time payment of any obligation imposed upon the Grantor by this Article shall become necessary to prevent the sale or forfeiture of the Mortgaged Property, because of nonpayment, to prevent the cancellation of the insurance


   DEED OF TRUST                          E-2-12
  required to be carried pursuant to Article 3 of this Deed of Trust or to protect the lien of this Deed of Trust, then Grantor shall forthwith pay the same and forthwith take all other actions necessary or appropriate to prevent the sale or forfeiture of the Mortgaged Property, the cancellation of said insurance or to protect the lien of this Deed of Trust, as the case may be.


                                  ARTICLE 6

                              Permitted Contests

            Pursuant to the provisions of the Lease (Grantor Lessor) relating to permitted contests, the Operator shall have the right to contest the amount or validity of any tax or imposition or any [**Legal Requirement or Insurance Requirement**] (as such terms are defined in the Lease (Grantor Lessor)) or any lien, attachment, levy, encumbrance, charge or claim ("Claims"), by appropriate legal proceedings in good faith and with due diligence on the condition, however, that such legal proceedings shall not cause the sale or forfeiture of the Mortgaged Property, or any part thereof, to satisfy the same or cause Beneficiary or Grantor to be in default under any mortgage or deed of trust encumbering the Mortgaged Property or any interest therein. Upon the reasonable request of Beneficiary or Agent, Grantor shall cause the Operator either (i) to provide a bond or other assurance reasonably satisfactory to Beneficiary and Agent that all Claims which may be assessed against the Mortgaged Property together with interest and penalties, if any, thereon will be paid, or (ii) deposit within the time otherwise required for payment with a bank or trust company as trustee, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith and all Claims which may be assessed against or become a Claim on the Mortgaged Property, or any part thereof, in said legal proceedings. Grantor shall cause the Operator to furnish Beneficiary with reasonable evidence of such deposit within five (5) days of making the same. Grantor hereby assigns to Beneficiary all right, title and interest of Grantor in and to any and all bonds, deposits, or other assurances provided by the Operator in accordance with said provisions of the Lease (Grantor Lessor).


                                  ARTICLE 7

        Beneficiary's Right to Pay Insurance Charges, Taxes and Liens

            If Grantor fails to insure or cause the insurance of the Mortgaged Property, or to pay and furnish receipts for all taxes, assessments and other charges, or to pay for all labor and materials, all as provided herein, Beneficiary may, at its option upon ten (10) days notice to Grantor (or upon lesser notice or without notice if Beneficiary reasonably deems the same is required to protect Beneficiary's interest in the Mortgaged Property): procure such insurance; pay such taxes, assessments and charges and any penalty, and


   DEED OF TRUST                          E-2-13
  interest thereon, redeem the Mortgaged Property or any part thereof from any tax sale or procure such receipts; and pay for such labor and materials; and Grantor shall immediately pay to Beneficiary all sums which Beneficiary shall have so paid, together with interest thereon from date of expenditure at the rate of default interest specified in
  Section 2.4(b) of the Loan Agreement, and for payment thereof, this Deed of Trust shall stand as security in like manner and effect as for the payment of the indebtedness evidenced by the Notes. The failure of Beneficiary to procure such insurance, to pay such taxes, assessments and charges or to redeem the Mortgaged Property or any part thereof from any tax sale, or to pay for labor and materials, shall in no way render Beneficiary liable to Grantor. If Beneficiary shall elect to advance insurance premiums, taxes, assessments or charges, or redeem from tax sale, or pay for labor or materials, the receipt of the insurance company, the proper tax official or supplier shall be conclusive evidence of the amount, validity and the fact of payment thereof.


                                  ARTICLE 8

                          Insurance and Tax Deposits

            Beneficiary may, at its election, such election to be made only after the occurrence and during the continuance of an Event of Default, while such Event of Default is continuing and remains uncured, require Grantor to pay to Beneficiary, on the first day of each calendar month, a sum (hereinafter referred to as the "Deposited Funds") equal to
  (i) one-twelfth (1/12) of the aforesaid annual taxes, assessments, water and sewer charges and all other charges upon the Mortgaged Property and/or upon Beneficiary with respect to the Mortgaged Property (for the purposes of this paragraph, collectively referred to as the "taxes") and
  (ii) one-twelfth (1/12) of the annual premiums for the insurance required hereunder to be maintained on the Mortgaged Property, the respective amounts of such taxes and premiums to be reasonably estimated from time to time by Beneficiary. Beneficiary shall apply the Deposited Funds to the payment of such taxes and premiums and shall render an annual accounting to Grantor of all disbursements of the Deposited Funds. Although each such monthly payment of the Deposited Funds is to be in a lump sum, each component thereof shall be deemed to be held separately by Beneficiary for, and shall be applied only to, the particular item for which it was paid over by Grantor. If the amount of the Deposited Funds shall exceed the amount necessary to pay such taxes and premiums for the then current year, such excess shall be credited against future monthly deposits required hereunder; provided, however, upon the curing of such Event of Default, and so long as no other Event of Default is continuing, all Deposited Funds shall promptly be refunded to Grantor. No interest shall be paid on the Deposited Funds, and the Deposited Funds may be commingled with Beneficiary's general funds.
  Upon payment in full of all sums secured by this Deed of Trust any excess Deposited Funds shall be refunded to Grantor. Upon the occurrence of an Event of Default hereunder (until such time as the same may be cured as described above), Beneficiary, may apply against the



   DEED OF TRUST                          E-2-14
  indebtedness secured hereby, in such manner as Beneficiary may determine, any of the Deposited Funds then held by Beneficiary.


                                  ARTICLE 9

                            Maintenance and Repair

            9.1 Grantor shall at all times keep and maintain, or cause the Operator to keep and maintain, the Mortgaged Property, including all Improvements and Personal Property now or hereafter installed or located thereon or used in connection therewith, in good order, and repair and operating condition, reasonable wear and tear excepted.

            9.2 Grantor shall not: permit any strip or waste of the Mortgaged Property; permit the violation of any law, ordinance or governmental regulation affecting the same or the use thereof; permit any conditions to exist which would wholly or partially invalidate any insurance on the Mortgaged Property; or permit anything to be done to the Mortgaged Property that might materially diminish the value thereof.

            9.3 Grantor shall permit Beneficiary and/or Agent, and their respective officers, agents and servants, to enter upon the Mortgaged Property at all reasonable times upon forty-eight (48) hours prior notice to view and inspect the same; in addition, after the occurrence and during the continuance of an Event of Default, Grantor shall permit Lenders and their respective officers, agents and servants to enter upon the Mortgaged Property upon forty-eight (48) hours prior notice to view and inspect the same.

            9.4 Grantor shall, promptly after demand by Beneficiary (or immediately upon demand in case of emergency), make, or cause to be made, such repairs, replacements, renewals, or additions, or perform such items of maintenance to the Mortgaged Property as Beneficiary may reasonably require in order to maintain the Mortgaged Property at the standards required by this Article; provided, however, that if such required action cannot reasonably be completed within the time herein provided, then if Grantor shall so notify Beneficiary and immediately commence and carry out such action in a prompt and diligent manner, the time for completion thereof shall be extended to the period of time necessary to complete the same in a prompt and diligent manner.

            9.5 Grantor shall replace, or cause the Operator to replace, all worn out or obsolete fixtures or other personal property which form a part of the Improvements or the Personal Property with fixtures or personal property comparable thereto unless replacement of such fixtures or personal property is not necessary to the operation of the Improvements in compliance with all licensure and certification requirements and with all other applicable legal and insurance requirements and otherwise in accordance with customary practice for comparable properties. Grantor shall not and shall not permit the Operator to, without the prior written consent of Beneficiary, remove from the Improvements any fixtures or personal property covered by this


   DEED OF TRUST                          E-2-15

  Deed of Trust (except to repair the same) unless the same is no longer necessary to the operation or maintenance of the Improvements in compliance with all licensure and certification requirements and with all other applicable legal and insurance requirements and otherwise in accordance with customary practice for comparable properties, or unless the same is replaced by Grantor with an article of comparable suitability owned by Grantor or the Operator free and clear of all liens and encumbrances except Permitted Exceptions.


                                  ARTICLE 10

                                 Alterations

            Except as otherwise permitted by the Lease (Grantor Lessor) without the consent of Grantor or by the Loan Agreement, Grantor, shall not and shall not permit the Operator to:

            10.1  remove or demolish any of the Improvements;

            10.2 make changes or alterations to the Improvements which would change their general character or size;

            10.3 alter the design or structural character of the Improvements;

            10.4  make any other material alteration or addition thereto;
  or

            10.5 do or permit anything to be done to the Improvements that might diminish the value thereof,

  without in each instance having first obtained the prior written consent of Beneficiary and Agent.


                                  ARTICLE 11

                         Compliance With Leases, Etc.

            11.1 Grantor shall promptly and fully keep, perform and comply with all the terms, provisions, covenants, conditions and agreements imposed upon or assumed by Grantor as landlord, licensor or guarantor under any lease, license, concession, occupancy or other tenancy agreement, now or hereafter in effect (including, without limitation, the Lease (Grantor Lessor)), including, in each case, any amendments or supplements thereto, covering any part of the Mortgaged Property or any other property owned or controlled by Grantor that is affected by the terms, provisions, covenants, conditions and agreements imposed upon or assumed by Grantor in such lease, and Grantor shall not do or permit to be done, or omit and refrain from doing, any act or thing the doing or omission of which will give any tenant, licensee, concessionaire or other occupant a right to terminate any such lease,


   DEED OF TRUST                          E-2-16
  license, concession, occupancy or other tenancy agreement or to abate the rental due thereunder.

            11.2  If Grantor shall, in any manner, fail to comply with
  Section 11.1 above, Beneficiary may (but shall not be obliged to) take, upon ten (10) days prior written notice to Grantor, any action Beneficiary deems necessary or desirable to prevent or cure any default by Grantor in the performance of or compliance with any of Grantor's covenants or obligations as landlord, licensor or guarantor under any such lease, license, concession, occupancy or other tenancy agreement. Beneficiary may rely on any notice of default received from any tenant, licensee, concessionaire or other occupant and may act thereon as herein provided even though the existence of such default or the nature thereof may be questioned or denied by Grantor or any party acting on behalf of Grantor, and such notice of default shall be conclusive evidence that a default exists for the purposes of this Article. Grantor shall promptly deliver to Beneficiary a copy of any notice of default received from any tenant that is a party to any such lease, license, concession, occupancy or other tenancy agreement. Beneficiary shall have the right to enter upon the Mortgaged Property, and any other property owned or controlled by Grantor which is affected by any of the terms, conditions, provisions, covenants, and agreements of any such lease, license, concession, occupancy or other tenancy agreement, as often as Beneficiary reasonably deems necessary or desirable in order to prevent or cure any such default by Grantor. Beneficiary may expend such sums of money as are reasonable and necessary for any such purpose, and Grantor hereby agrees to pay to Beneficiary, immediately upon demand, all sums so expended by Beneficiary, together with interest thereon from date of expenditure at the rate of default interest specified in Section 2.4(b) of the Loan Agreement. All sums so expended by Beneficiary, and the interest thereon shall be added to and secured by the lien of this Deed of Trust.


                                  ARTICLE 12

                                  Operation

            12.1 To the best of Grantor's knowledge, the Improvements and the present and contemplated use and/or occupancy thereof comply with all applicable laws, ordinances, rules, regulations, and directions of governmental authorities having jurisdiction over the Mortgaged Property and Grantor shall cause the Improvements to be continuously operated in an efficient and first class manner and in compliance with all applicable laws, ordinances, rules, regulations and directions of governmental authorities having jurisdiction over the Mortgaged Property, and also in compliance with the requirements of all policies of insurance on the Mortgaged Property and of the national or local Boards of Fire Underwriters, and Grantor shall also cause the Operator to procure, maintain and comply with all permits, licenses and other authorizations needed for the operation of such Mortgaged Property; subject, however, in each such instance, to the right of the Operator to postpone compliance with governmental requirements to the extent and in


   DEED OF TRUST                          E-2-17
  the manner provided in the provisions of the Lease (Grantor Lessor) relating to permitted contests and Article 6 hereof.


                                  ARTICLE 13

                              Financial Reports

            13.1 Grantor shall furnish to Beneficiary such financial statements and other information bearing on the financial condition of Grantor and the status and progress of the operation of the Mortgaged Property as may from time to time be required by Beneficiary pursuant to Sections 5.1 and 5.2 of the Loan Agreement.


                                  ARTICLE 14

                                 Condemnation

            14.1 Forthwith upon the receipt by Grantor of notice of the institution of any proceeding or negotiations for the taking of the Mortgaged Property, or any part thereof, in condemnation or by the exercise of the power of eminent domain, Grantor shall give notice thereof to Beneficiary and Trustee. Beneficiary may appear in any such proceedings together with Grantor and participate in any such negotiations and may be represented by counsel. Grantor, notwithstanding that Beneficiary may not be a party to any such proceeding, shall promptly give to Beneficiary copies of all notices, pleadings, judgments, determinations and other papers received by Grantor therein. Grantor shall not enter into any agreement for the taking of a Mortgaged Property, or any part thereof, with anyone authorized to acquire the same in condemnation or by eminent domain unless Beneficiary and Agent shall first have consented thereto in writing.

            14.2 Any award, whether paid as a result of a negotiated settlement or judgment, shall be paid to Beneficiary and applied as provided in Section 14.3 and 14.4 below (Grantor hereby assigning such award to Beneficiary), and Beneficiary is hereby constituted and appointed the true and lawful attorney-in-fact, irrevocable and coupled with an interest, of Grantor for such purpose and as such Beneficiary is duly authorized and empowered to collect and receive the total amount of such award, including interest, and to give proper receipts and acquittances therefor.

            14.3 If all or substantially all of the Mortgaged Property shall be taken by condemnation or otherwise as a result of the exercise of such power so as to result in termination of the Lease (Grantor Lessor) and the Operator fails to offer substitute property (pursuant to and in accordance with the applicable provisions of the Lease (Grantor Lessor)) which is accepted by Grantor with the consent of Beneficiary and Agent, then, all awards paid or payable to Grantor on account of such taking shall be paid to Beneficiary and applied to the payment and


   DEED OF TRUST                          E-2-18
  discharge of the indebtedness secured hereby, such application to be in the following order of priority: (i) repayment of all amounts expended or advanced by Beneficiary in the discharge of Grantor's obligations hereunder or under the Security Instruments; (ii) payment of accrued interest under the Notes; and (iii) payment of unpaid principal under the Notes. To the extent that such award or awards exceed the amount required to pay in full the principal and interest under the Notes and all other sums and charges then secured hereby, Beneficiary shall pay over to the person or persons legally entitled thereto the amount of such excess; provided, however, that until the actual vesting of title in the condemning authority in such proceeding or pursuant to any agreement in lieu or in settlement thereof, the obligations of Grantor to perform the terms, covenants and conditions of the Notes and this Deed of Trust shall continue unimpaired. In no event shall Beneficiary be required to satisfy or discharge this Deed of Trust until the principal, interest and all other sums and charges secured hereby are paid in full. In the event Grantor shall accept Operator's offer to substitute a new property for such Mortgaged Property, which acceptance shall be given only with the prior consent of Beneficiary and Agent, and which substitute property shall be subject to a first deed of trust and security interest in favor of Trustee for the benefit of Beneficiary, and a collateral assignment of leases and rents in favor of Beneficiary and such other certificates, documents and instruments as may be reasonably required by Beneficiary, upon completion of said substitution all awards shall be payable to the Operator.

            14.4 In the event of a taking of less than all or substantially all of a Mortgaged Property, in condemnation or by eminent domain, or by agreement or conveyance in lieu thereof, provided no Event of Default has occurred and is continuing hereunder, all awards payable to Grantor as a result of such taking shall forthwith be paid to and applied by Beneficiary to restoration of such Mortgaged Property in the manner provided in the Lease (Grantor Lessor). To the extent that the net proceeds of such awards exceed the cost of restoration, such excess shall be paid to and applied by Beneficiary in accordance with Section
  14.3 hereof.

            14.5 Anything to the contrary herein contained notwithstand-ing, if at the time of such taking or conveyance, an Event of Default shall have occurred and be then continuing, or in the event that Grantor, or the Operator, as the case may be, does not promptly commence and diligently pursue such repair or restoration to completion in accordance herewith, the total amount of such award shall be applied in accordance with Section 14.3 hereof.

            14.6 As used in this Article, taking of "all or substantially all" of the Mortgaged Property shall mean a taking of so much of the Mortgaged property so as, in the reasonable judgment of Grantor, such Mortgaged Property cannot be operated on a commercially practicable basis for its Primary Intended Use (as defined in the Lease (Grantor Lessor)), taking into account, among other relevant factors the number of usable beds, the amount of square footage, and the amount of revenues affected by such taking.


   DEED OF TRUST                          E-2-19

                                  ARTICLE 15

                        Senior or Junior Indebtedness

            Grantor shall pay all indebtedness secured by any mortgage creating a senior and prior lien (if any) or junior and subordinate lien (if any) on the whole or any part of the Mortgaged Property and perform all covenants, terms and conditions contained in any such mortgage on the part of Grantor to be performed and observed, all within the periods provided for payment, performance and observance in any such mortgage, thereby preventing an event of default from occurring thereunder. Nothing contained herein shall be deemed to give Beneficiary any rights to encumber the Mortgaged Property except as set forth in Section 6.8 of the Loan Agreement.


                                  ARTICLE 16

                            Government Regulations

            Grantor shall promptly comply with all present and future laws, ordinances, rules, regulations, directives and other requirements of all governmental authorities whatsoever having jurisdiction over the Mortgaged Property or the use or occupation thereof; provided, however, that Grantor, acting alone or through the Operator, shall have the right to contest the validity or legality of any such governmental requirement in the manner provided in the provisions of the Lease (Grantor Lessor) pertaining to permitted contests and Article 6 hereof.


                                  ARTICLE 17

                        Interest in Mortgaged Property

            Except as otherwise expressly permitted by the provisions of this Deed of Trust relating to permitted contests, and except as the Loan Agreement may otherwise expressly provide, Grantor shall not, directly or indirectly, sell, convey, mortgage, pledge, hypothecate, encumber, lease, assign or otherwise transfer the Mortgaged Property or any portion thereof or any interest therein, except to the Operator pursuant to and in accordance with a specific provision in the Lease (Grantor Lessor) granting such Operator an option to purchase the Mortgaged Property in which event the purchase price paid therefor shall be paid to Beneficiary to reduce the indebtedness secured hereby, without in each instance obtaining the prior written consent of Beneficiary and Agent. In the event Grantor breaches its obligations pursuant to this Article 17, then the entire indebtedness secured hereby shall become immediately due and payable at the option of Beneficiary.






   DEED OF TRUST                          E-2-20

                                  ARTICLE 18

                            Impairment of Mortgage

            Grantor shall not do or suffer any act or thing to be done, or omit to do any act or thing, if such act or thing, or such forbearance or omission, would impair the security of the payment of the indebtedness secured hereby or the lien of this Deed of Trust.


                                  ARTICLE 19

                    Recording Fees, Stamp and Other Taxes

            Grantor shall pay any and all taxes (including any stamp tax or mortgage recording tax), charges, filing, registration and recording fees, excises and levies imposed by any governmental authority by reason of or in connection with (i) the execution, recordation, assignment or discharge of this Deed of Trust, or the Notes, the Loan Agreement or any other Security Instrument, or any other instrument executed and delivered or assigned to Trustee or Beneficiary in connection with this Deed of Trust or any mortgage supplemental hereto, any security instrument with respect to any Personal Property or any instrument of further assurance, (ii) the exercise by Trustee or Beneficiary of any of its remedies hereunder, or (iii) the indebtedness secured hereby.


                                  ARTICLE 20

                  Changes in Tax Laws Relating to Mortgages

            In the event of the passage, after the date of this Deed of Trust, of any law imposing upon Trustee or Beneficiary the obligation to pay, in whole or in part, the taxes, assessments, charges or liens herein required to be paid by Grantor, or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, so as to affect this Deed of Trust, then the indebtedness hereby secured without deduction shall, at the option of Beneficiary, upon thirty (30) days' written notice to Grantor, become immediately due and payable, notwithstanding anything contained in this Deed of Trust or any law heretofore or hereafter enacted; provided, however, that if in the opinion of Beneficiary's counsel it be lawful in all respects for Grantor to pay such taxes, assessments, charges or liens imposed under any such future law or reimburse Trustee or Beneficiary therefor (and the same will not amount to an exaction of interest in excess of the highest rate permitted by law), and Grantor lawfully makes payment thereof or reimburses Trustee or Beneficiary therefor, then the unpaid balance of the indebtedness hereby secured shall not be so accelerated on account of the matters hereinabove set forth.





   DEED OF TRUST                          E-2-21

                                  ARTICLE 21

                                  Amendments

            No change, amendment, modification, cancellation or discharge of this Deed of Trust, or any part hereof, shall be valid unless in writing and signed by the party to be charged therewith or its respective successors and assigns.


                                  ARTICLE 22

                               Collection Costs

            In the event that the indebtedness secured by this Deed of Trust, or any part thereof, is collected by suit or action, or this Deed of Trust be foreclosed, or in the event said indebtedness or Deed of Trust is put into the hands of an attorney for collection, suit, action or foreclosure, or in the event of the foreclosure of any mortgage prior to or subsequent to this Deed of Trust, in which proceeding Beneficiary and/or Agent is made a party, or in the event of the bankruptcy of Grantor, or an assignment by Grantor for the benefit of creditors, Grantor, its successors or assigns, shall be chargeable with all costs of collection, including an amount as reasonable attorneys' fees not to exceed such maximum amount as may be permitted by law, including reasonable attorneys' fees for all appellate proceedings involved therein, which shall be due and payable at once; the payment of which charges and fees, together with all costs and expenses, shall be secured hereby, and may be recovered in any suit or action hereupon or hereunder.


                                  ARTICLE 23

                              Events of Default

            The happening and continuance for the period, if any, hereinafter indicated, of any of the following events shall constitute an "Event of Default" hereunder:

            23.1 The failure of Grantor to pay any amount payable under this Deed of Trust or any supplement, modification or extension hereof, unless such failure is cured within the applicable grace period (or in the absence of any such grace period, within five (5) days of the due date therefor);

            23.2 The occurrence of any breach or default under Article 17, except that, in the event of an involuntary encumbrance, the same shall not constitute an Event of Default if removed or cured within thirty (30) days of the occurrence of such breach or default;

            23.3 The failure of Grantor to perform any of its other obligations, covenants, or agreements contained in, or the occurrence of


   DEED OF TRUST                          E-2-22
  a default under, this Deed of Trust and the continuance of such failure or default for thirty (30) days (or such longer or shorter period of time as may herein expressly be provided) after written notice thereof from Beneficiary to Grantor; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Grantor commences to cure such default promptly after receipt of notice thereof from Beneficiary, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time, shall be extended to such period of time (not to exceed an additional sixty (60) days) as may be necessary to cure such default with reasonable diligence;

            23.4 If, at any time, Grantor abandons the Mortgaged Property or any portion thereof;

            23.5 A breach or default under any condition or obligation contained in the Lease (Grantor Lessee) which is not cured within any applicable cure period provided therein to Grantor;

            23.6 The occurrence of any event or condition which gives the lessor under the Lease (Grantor Lessee) a right to terminate or cancel, as against the Grantor, the applicable Lease (Grantor Lessee); or

            23.7 The occurrence of any Event of Default, as defined therein, under the Loan Agreement.


                                  ARTICLE 24

                           No Waiver or Forbearance

            No waiver, forbearance, extension of time or other indulgence shown by Beneficiary to Grantor or to any person now or hereafter interested herein or in any of the Mortgaged Property or in the Notes or Security Instruments or any other instrument evidencing indebtedness of Grantor to Beneficiary with respect to any or any combination of conditions, covenants or agreements on the part of the Grantor to be performed or observed as set forth or referred to herein or in the Notes, the Security Instruments, or said other instruments, shall affect the right of Beneficiary thereafter to require performance or observance of the same or any other condition, covenant or agreement.


                                  ARTICLE 25

                        Beneficiary Appointed Attorney

            Beneficiary shall be and hereby is authorized and empowered, for and in the name or names and on behalf of Grantor and/or Beneficiary, and for the purposes hereinafter set forth, Beneficiary shall be and is hereby made, constituted and appointed the true and lawful attorney-in-fact, irrevocable and coupled with an interest, of Grantor (with full power of substitution, delegation and revocation):


   DEED OF TRUST                          E-2-23

            25.1 In the event of foreclosure of this Deed of Trust or any transfer of title to the Mortgaged Property to a third-party purchaser pursuant to the powers hereinafter granted Beneficiary, to surrender up the policies of insurance covering such Mortgaged Property and to collect any amounts due thereunder or, at its option, to transfer its right, title and interest in and to said policies and the proceeds thereof to any purchaser of such Mortgaged Property without obligation to account therefor to any person claiming title to such Mortgaged Property; provided, however, that any amounts received by Beneficiary under said policies by way of refunds, dividends or otherwise, as aforesaid, shall be applied to the payment of the indebtedness secured hereby, and any surplus shall be paid over as a surplus on foreclosure;

            25.2 In the event of the sale of the Mortgaged Property pursuant to the powers hereinafter granted, to sell all parcels which comprise the Mortgaged Property, notwithstanding the fact that the proceeds of such sale may exceed the amounts then secured hereby;

            25.3 To cause the assignment to Beneficiary of any lease, license, concession, occupancy or other tenancy agreement with respect to the Mortgaged Property which has not been so assigned by Grantor after request therefor from Beneficiary;

            25.4 If at any time any portion of the Improvements or Personal Property shall be unprotected, unguarded, vacant or deserted, to employ, at its option, watchmen for the Improvements and Personal Property and to expend any monies deemed by it necessary to protect the same from waste, depredation or injury; and the amount of monies expended for such purposes, with interest from the time of payment at the highest rate then prevailing under the terms of the Notes for overdue payments of principal, shall be due from and payable by Grantor to Beneficiary on demand and shall be added to the indebtedness of Grantor to Beneficiary, bear interest at the highest rate then prevailing under the terms of the Notes for overdue payments of principal, and together with such interest, be secured by this Deed of Trust;

            25.5 In any action or other proceeding with respect to the Mortgaged Property in which Beneficiary shall become a party or which may affect any rights of Beneficiary hereunder with respect to such Mortgaged Property or the lien of this Deed of Trust thereon, to appear, prosecute, defend, intervene and retain counsel in such action or proceeding and to take such other and further action in connection therewith as Beneficiary and its successors or assigns, shall deem advisable; and the costs thereof (including reasonable attorneys' fees and all applicable statutory costs, allowances and disbursements) shall be paid by Grantor to Beneficiary on demand and, until paid, shall be a lien on such Mortgaged Property, prior to any right or title to, interest in or claim upon such Mortgaged Property attaching or accruing subsequent to the lien of this Deed of Trust, and shall be deemed to be secured by this Deed of Trust; and



   DEED OF TRUST                          E-2-24

            25.6 Upon the occurrence of any Event of Default hereunder, to seek the immediate appointment by any court of competent jurisdiction of a receiver for the Mortgaged Property (which receiver, to the extent permitted by law, may be Beneficiary), and the business of Grantor in connection therewith and of the rents and profits arising therefrom, which receiver shall be entitled to immediate possession of such Mortgaged Property, whether or not occupied by Grantor, subject, however, to the rights of the Operator as set forth in any subordination, non-disturbance and attornment agreement now or hereafter entered into between Beneficiary and the Operator or any other lessee, sublessee or occupant of such Mortgaged Property. Beneficiary shall be entitled to the appointment of such a receiver as a matter of right without consideration of the value of the Mortgaged Property or other security for the amounts due Beneficiary or the solvency of any person or corporation liable for the payment of such amounts. If Grantor is then in possession of such Mortgaged Property or any portion thereof, Grantor shall immediately, upon the appointment of such receiver, vacate such Mortgaged Property or such portion thereof, as the case may be, or pay a reasonable rental for the use thereof, during such receivership, to be agreed upon between said receiver and Grantor or to be fixed by the court in which said receiver shall have been appointed; and the relationship between said receiver and Grantor shall be that of landlord and tenant.


                                  ARTICLE 26

               Beneficiary's and Trustee's Rights Upon Default

            Upon the occurrence of any Event of Default hereunder Beneficiary shall have the right, forthwith, at its election, to exercise any and all rights and remedies granted to Beneficiary under this Deed of Trust or otherwise available to Beneficiary at law or in equity, all of which rights and remedies shall be cumulative and not exclusive, and which shall include, without limitation, the rights set forth in Section 32.3 hereof and the following:

            26.1 Beneficiary shall have the right, forthwith, at its election to declare the entire indebtedness secured hereby immediately due and payable.

            26.2 Subject to the rights of the Operator or any other tenant of the Mortgaged Property pursuant to a subordination, non-disturbance and attornment agreement between Beneficiary and such Operator or tenant:

            26.2.1 Beneficiary shall have the right forthwith to commence foreclosure proceedings and/or, at its election, and without further notice or demand and without the commencement of any action to foreclose this Deed of Trust, to enter immediately upon and take possession of the Mortgaged Property without further consent or assignment by Grantor, with the right to lease the Mortgaged Property, or any part thereof, and to collect and receive, with or without the appointment of a receiver,


   DEED OF TRUST                          E-2-25
  at its sole option, all of the rents, issues and profits, and all other amounts past due, due or to become due to Grantor by reason of its ownership of the Mortgaged Property, and to apply the same, after the payment of all necessary charges and expenses in connection with the operation of the Mortgaged Property (including any managing agent's commission, at the option of Beneficiary), on account of interest and principal amortization under the Notes, taxes, water and sewer charges, assessments and insurance premiums with respect to the Mortgaged Property, and any advance made by Beneficiary for improvements, alterations or repairs to the Mortgaged Property or on account of any other indebtedness hereby secured. Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact (which appointment is coupled with an interest), to institute summary proceedings against any tenant, licensee, concessionaire or other occupant of any portion of the Mortgaged Property who shall fail to comply with the provisions of any covenant, agreement or condition applicable to the possession or occupancy of the Mortgaged Property by such tenant, licensee, concessionaire or other occupant. If Grantor or any other person claiming by, through or under it, is occupying all or any part of the Mortgaged Property, it is hereby agreed that Grantor and each such other person shall, at the option of Beneficiary, either immediately surrender possession of the Mortgaged Property to Beneficiary and vacate the premises so occupied or pay a reasonable rental for the use thereof, monthly in advance, to Beneficiary;

            26.2.2 Beneficiary shall have the right forthwith, at its election, to reduce any claim to judgment;

            26.2.3 Beneficiary shall have the right forthwith, at its election, to foreclose any and all liens and security interests granted to the Trustee or to Beneficiary by this Deed of Trust and otherwise enforce any and all rights and remedies the Trustee, or Beneficiary may have in or with respect to the Mortgaged Property or any part thereof;

            26.2.4 Beneficiary shall have the right forthwith, at its election, to request Trustee to proceed with foreclosure of this Deed of Trust and the lien hereby granted and created as to the Mortgaged Property. In such event, the Trustee is hereby authorized and empowered, and it shall be his duty, subject to any mandatory requirements of applicable law, to sell or have sold the Mortgaged Property, or interests therein or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law or by this Deed of Trust, or in the absence of any such requirement, as Beneficiary or Trustee may deem appropriate. After such sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient deeds and assignments, conveying the Mortgaged Property, or part thereof, so sold to such purchaser or purchasers. Sale of a part of the Mortgaged Property shall not exhaust the power of sale, but sales may be made from time to time until the indebtedness secured hereby is paid and performed in full. It shall not be necessary to have present or to exhibit at any such sale any of the accessories. The Beneficiary may direct the Trustee to sell, not only the real property, but also the


   DEED OF TRUST                          E-2-26

  Collateral (as hereinafter defined) and other interests constituting a part of the Mortgaged Property, or any part thereof, along with the Land, or any part thereof, all as a unit and as part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder the Mortgage Property.

            26.2.5 Beneficiary shall have the right forthwith, at its election, at once or at any time while any portion of the indebtedness secured hereby remains unpaid and without a declaration that the indebtedness is due and payable, to enforce this trust and direct the Trustee to sell the Mortgaged Property subject to such unmatured indebtedness and the liens securing its payment, as provided in Subsection 26.2.4. After such sale, Trustee shall make due conveyance to the purchaser or purchasers. Sales made without maturing the indebtedness may be made hereunder whenever there is an Event of Default in the payment of any sum due on the indebtedness without exhausting the power of sale granted hereby and without affecting in any way the power of sale granted under subsection 26.2.4 with respect to the 26.2.4 unmatured balance of the indebtedness secured hereby or the liens and security interests securing payment of the indebtedness. In any deed or deeds given by the Trustee under Subsection 26.2.4 or this subsection, any and all statements of fact or other recitals therein made as to the identity of the Trustee or the Beneficiary, or as to the occurrence of an Event of Default, or as to the acceleration of the maturity of the indebtedness, or any part thereof, or as to the request to sell, notice of sale, time, place, terms, and manner of sale, and receipt, distribution, and application of the money realized therefrom, or as to any other act or thing having duly been done by Trustee or Beneficiary, shall be taken by all courts of law and equity as prima facie evidence that such statement or recitals are true and correct;

            26.2.6 Beneficiary shall have the right forthwith, at its election to proceed by suit or suits, at law or in equity, to foreclose the liens hereby created as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction; and

            26.2.7 Beneficiary shall have the right forthwith, at its election to apply against the indebtedness, as a matter of right and without regard to the sufficiency of the security, and without any showing of insolvency, fraud, or mismanagement on the part of the Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver or receivers, the Mortgaged Property, or any part of it, and of the income, rents, issues and profits thereof; and

            26.2.8 Beneficiary shall have the right forthwith, at its election, to exercise any and all other remedies available at law or in equity, including, but not limited to, the additional rights, if any, set forth on Schedule II hereto and incorporated herein by reference.

            26.3  Subject to Grantor's right to cure as provided in
  Article 8, Beneficiary may apply against the indebtedness secured


   DEED OF TRUST                          E-2-27
  hereby, in such manner as Beneficiary may determine any of the Deposited Funds then held by Beneficiary.


                                  ARTICLE 27

                Beneficiary's Rights to Release and Negotiate

            27.1 Without affecting the liability of Grantor, or any other person (except any person expressly released in writing), for payment of the indebtedness hereby secured or for the performance of any obligations set forth or referred to in this Deed of Trust, the Notes or the Security Instruments, and without affecting any lien or other security not expressly released in writing, Beneficiary at any time, and from time to time, either before or after maturity of the Notes, and without notice or consent, may:

            27.1.1 release any person liable for payment of said indebtedness, or for the performance of any of said obligations;

            27.1.2 make any agreement extending the time, or otherwise altering the terms of payment of said indebtedness, or modifying or waiving any of said obligations, or subordinating, modifying or otherwise dealing with the lien securing payment of the Notes;

            27.1.3 exercise or refrain from exercising or waive any right Beneficiary may have;

            27.1.4  accept additional security of any kind; and/or

            27.1.5 release or otherwise deal with any property, real or personal, securing said indebtedness, including all or any part of the Mortgaged Property.

            27.2 In the event that Grantor conveys its interest in the Mortgaged Property to a third party or parties, Beneficiary may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and the Notes secured hereby, either by way of forbearance on the part of Beneficiary or extension of the time of payment of the indebtedness or any sum hereby secured, without in any way modifying or affecting the conveyance under this Deed of Trust or the original liability of Grantor for the indebtedness secured hereby, either in whole or in part. Nothing in this paragraph, however, shall be deemed to render unnecessary the consent of Beneficiary to the conveyance by Grantor of any interest in the Mortgaged Property, as previously required hereunder.

            27.3 Except as otherwise specifically provided herein, all payments on the indebtedness and advancements, if any, hereby secured, and all proceeds from foreclosure sales, shall be applied first to the satisfaction of all unpaid and accrued liabilities arising from or relating to the ownership or operation of the Mortgaged Property, second to advancements made to or on behalf of Grantor, if any, in the order of


   DEED OF TRUST                          E-2-28
  their maturity, and third in the order of priority established in
  Section 2.10 of the Loan Agreement.


                                  ARTICLE 28

                          Reaffirmation of Security

            28.1 Grantor, within fifteen (15) days after request by Beneficiary, shall furnish to Beneficiary a written statement, duly acknowledged, of the amount of the unpaid balance of the Notes, of the existence of any offsets or defenses against the Notes, and such other information as Beneficiary may reasonably request.

            28.2 At any time and from time to time until payment of the indebtedness secured hereby and upon request of Beneficiary, Grantor shall promptly execute, notarize and deliver to Beneficiary such additional instruments as Beneficiary may reasonably require to further evidence the lien of this Deed of Trust, correct any defects contained herein and further to protect the security position of Beneficiary with respect to the property subject to this Deed of Trust, including, without limitation, additional chattel mortgages, security agreements, financing statements, continuation statements and the like, covering items of personal property, replacements thereof and additions thereto.

            28.3 If the lien, security interest, validity or propriety of this Deed of Trust, or if title or any of the rights of Grantor, Trustee or Beneficiary in or to the Mortgaged Property, shall be endangered or legally challenged, or shall be attacked directly or indirectly, or if any action or proceeding is instituted against Grantor, Trustee or Beneficiary with respect thereto, Grantor shall promptly notify Beneficiary thereof to the extent Grantor has notice thereof and shall diligently endeavor to cure any defect on which such challenge, action or proceeding is based except to the extent caused by the act or omission of Beneficiary, and shall take all necessary and proper steps for the defense of such action or proceeding, including the employment of counsel, the prosecution or defense of litigation and, subject to Beneficiary's and Agent's approval, such approval not to be unreasonably withheld, the compromise, release or discharge of any and all adverse claims. If Grantor shall have failed to comply with its obligations under this Section 28.3, Beneficiary (whether or not named as a party to such actions or proceedings) is hereby authorized and empowered (but shall not be obligated) to take such steps as Beneficiary may reasonably deem necessary or proper for the defense of any such action or proceeding or the protection of the lien, security interest, validity or priority of this Deed of Trust or of such title or rights, including the employment of counsel, the prosecution or defense of litigation, the compromise, release or discharge of such adverse claims, the purchase of any tax title and the removal of such prior liens and security interests. Grantor shall immediately reimburse Beneficiary for all reasonable expenses (including attorney's fees and disbursements) incurred by Beneficiary in connection with the foregoing matters. All such costs and expenses of Beneficiary, until reimbursed by Grantor,


   DEED OF TRUST                          E-2-29
  shall become part of the indebtedness secured hereby and shall be deemed to be secured by this Deed of Trust.


                                  ARTICLE 29

                             Surrender Possession

            In the event of any sale of the Mortgaged Property under the provisions hereof, Grantor shall forthwith surrender possession thereof to the purchaser, subject however, to the right of the Operator under the Lease (Grantor Lessor) and in accordance with the terms of any subordination, non-disturbance and attornment agreement entered into between the Operator and Beneficiary. Upon failure to do so, Grantor shall thereupon be a tenant at sufferance of such purchaser, and upon its failure to surrender possession of the Mortgaged Property upon demand, such purchaser, his heirs or assigns, shall be entitled to institute and maintain an appropriate action for possession of the Mortgaged Property.


                                  ARTICLE 30
              Improvements and Personal Property Subject Hereto

            As between the parties hereto and all others except holders of prior liens, it is agreed that all additions to the Improvements, including all machinery, equipment and fixtures useful in the operation and management of the Mortgaged Property regardless of the manner in which they are attached to the Improvements, which are owned by Grantor and are a part of any of the Land (or shall become a part thereof if hereafter placed thereon), are, or shall be upon affixation, subject to the lien hereof. This provision shall be cumulative and not exclusive. This provision shall not apply to items installed by the Operator or any other tenant which remain the property of the tenant pursuant to the terms of the tenant's lease.


                                  ARTICLE 31

                    Preservation of Easements and Licenses

            Grantor shall maintain, preserve and renew all rights of way, easements, grants, privileges, licenses and franchises necessary for the use of the Mortgaged Property from time to time and shall not, without the prior consent of Beneficiary and Agent, except as otherwise may be required under the Lease (Grantor Lessor), (i) initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the Mortgaged Property, (ii) initiate or support by taking action any zoning reclassification of the Mortgaged Property which reclassification would prohibit the use of the Mortgaged Property as currently operated, (iii) modify, amend or supplement any of the Permitted Exceptions except to eliminate any such encumbrance or reduce its effect on the Mortgaged Property, (iv) impose any restrictive


   DEED OF TRUST                          E-2-30
  covenants or encumbrances upon any of the Land or the Improvements (other than easements of access and operation to public utility companies granted in connection with the delivery of utility service by such company to any of the Land and the Improvements), execute or file any subdivision plat affecting the Land or the Improvements, transfer any air rights or development rights or consent to the annexation of the Mortgaged Property to any municipality, or (v) permit or suffer the Mortgaged Property to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession of or any implied dedication or easement. Grantor shall, however, comply with all restrictive covenants which may at any time affect the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.


                                  ARTICLE 32

                              Security Agreement

            32.1 It is the intent of the parties hereto that this instrument shall constitute a security agreement within the meaning of the Code with respect to the Personal Property above referred to and with respect to any other portion of the Mortgaged Property that constitutes personal property under the Code, and all replacements thereof, substitutions therefor, additions thereto and proceeds thereof (said property being sometimes hereinafter referred to as the "Collateral"), and Grantor hereby grants a security interest therein and said security interest shall attach thereto for the benefit of Beneficiary to secure the indebtedness evidenced by the Notes and all other indebtedness secured by this Deed of Trust, and all other sums and charges which may become due hereunder or thereunder.

            32.2    Grantor warrants and covenants that:

            32.2.1 no financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and except for the security interest granted hereby, Grantor is, or upon acquiring rights in any of the Collateral will be, the owner of the Collateral free from any other lien, security interest or encumbrance other than Permitted Exceptions; and Grantor shall defend the security interest of Beneficiary in the Collateral against claims and demands of all persons at any time claiming the same or any interest therein; and

            32.2.2 at the request of Beneficiary from time to time, Grantor shall join with Beneficiary in executing one or more financing and/or continuation statements pursuant to the Code in form satisfactory to Beneficiary and shall pay the costs of filing or recording the same in all public offices wherever filing or recording is deemed by Beneficiary to be necessary or desirable, and to the extent permitted by law, Grantor hereby further authorizes Beneficiary to file such financing and continuation statements and amendments thereto without the signature of Grantor or to sign such financing and continuation statements and amendments on behalf of Grantor (Beneficiary being for


   DEED OF TRUST                          E-2-31
  such purposes by this instrument duly and irrevocably appointed as Grantor's agent and attorney-in-fact, coupled with an interest and with full power of substitution, delegation and revocation).

            32.3 Upon the occurrence of an Event of Default under this Deed of Trust, Beneficiary, pursuant to the Code and subject to any rights of the Operator under the Lease (Grantor Lessor) in accordance with the terms and provisions of any subordination, non-disturbance and attornment agreement entered into between the Operator and Beneficiary, shall have the right, at its option:

            32.3.1 to proceed as to both the real and personal property covered by this Deed of Trust in accordance with its rights and remedies in respect of said real property, in which event (i) the default provisions of the Code shall not apply, and (ii) the sale of the Collateral in conjunction with and as one parcel with said real estate (or any portion thereof) shall be deemed to be a commercially reasonable manner of sale; or

            32.3.2 to proceed as to the Collateral separately from the Land and Improvements, in which event the requirement of reasonable notice shall be met by mailing notice of the sale, postage prepaid, to Grantor or any other person entitled thereto at least ten (10) days before the time of the sale or other disposition of any of the Collateral.

            32.4 The Collateral shall be kept at the Land, and until installed will be suitably and safely stored thereon.

            32.5 Grantor shall not remove or permit to be removed from the Land any of the Collateral without the prior written consent of Beneficiary and Agent.

            32.6 The foregoing shall not prohibit Grantor or the Operator under the Lease (Grantor Lessor) or any other tenant from (a) making replacements of fixtures and equipment from time to time in the usual course of business or (b) leasing or purchasing fixtures and equipment on conditional bill of sale, security agreement or other title retention agreement, and the lien of Beneficiary thereon shall be subject and subordinate to the rights or lien of the lessor, conditional vendor or other lienor thereof; provided, however, that Grantor shall duly and punctually pay, perform, observe and comply with, each and every obligation of Grantor under any such lease, conditional bill of sale, security agreement or other title retention agreement to the end that no default shall occur thereunder which would allow any tenant, conditional vendor or other lienor to reclaim possession of the property in question.

            32.7 Grantor shall, from time to time, on request of Beneficiary, deliver to Beneficiary an inventory of the Collateral in reasonable detail, including an itemization of all items leased to Grantor or subject to a conditional bill of sale, security agreement or other title retention agreement.


   DEED OF TRUST                          E-2-32

            32.8 To the extent permitted by law, a carbon, photographic or other reproduction of this Deed of Trust or a financing statement shall be sufficient as a financing statement.


                                  ARTICLE 33

                        Certain Environmental Matters

            33.1 Grantor covenants that except in compliance with all statutes, laws, ordinances, rules and regulations, Grantor (i) has not stored and shall not store and has not disposed and shall not dispose of any hazardous wastes, contaminants, oils, radioactive or other materials, (including, without limitation, any material or substance which is (a) any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties under any applicable Federal, state or local statutes, laws, ordinances, rules or regulations, (b) any biomedical wastes, (c) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any toxic wastes or substances or any other materials or pollutants which (y) pose a hazard to the Mortgaged Property or to persons on or about such Mortgaged Property or
  (z) cause such Mortgaged Property to be in violation of any applicable Federal, state or local statutes, laws, ordinances, rules or regulations, (d) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, and (e) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Federal, state or local statutes, laws, ordinances, rules or regulations or that may or could pose a hazard to the health and safety of the owners, occupants or any persons surrounding the Mortgaged Property (collectively, "hazardous substances")) on the Mortgaged Property; (ii) has not transported or arranged for the transportation of and shall not transport or arrange for the transportation of any hazardous substances, (iii) has not suffered or permitted, and shall not permit or suffer, any owner, tenant, occupant or Operator of the Mortgaged Property to do any of the foregoing; and (iv) has not been identified in any litigation, administrative proceeding or investigation as a responsible party for any liability under any Federal, state or local statutes, laws, ordinances, rules or regulations relating to hazardous substances.

            33.2 Grantor covenants and agrees to maintain the Mortgaged Property at all times free of any hazardous substance (except in compliance with all statutes, laws, ordinances, rules and regulations). Grantor agrees promptly: (i) to notify Beneficiary in writing of any change in the nature or extent of hazardous substances maintained on or


   DEED OF TRUST                          E-2-33
  with respect to the Mortgaged Property; (ii) to transmit to Beneficiary copies of any citations, orders, notices or other material communications received with respect thereto; (iii) to observe and comply with any and all statutes, laws, ordinances, rules and regulations, licensing requirements or conditions relating to the use, maintenance and disposal of hazardous substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition thereof; (iv) to pay or otherwise dispose of any fine, charge or imposition related thereto which, if unpaid, would constitute a lien on the Mortgaged Property, unless (a) contested in accordance with and in the manner provided in the Lease (Grantor Lessor) and Article 6 hereof and (b) the right to the use of and the value of the Mortgaged Property is not materially and adversely affected thereby.


                                  ARTICLE 34

                           Invalidity of Provisions

            34.1 All agreements between Grantor and Beneficiary contained herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Notes, or otherwise, shall the amount paid or agreed to be paid to Beneficiary for the use, forbearance or detention of the principal amount evidenced by the Notes and secured by this Deed of Trust exceed the maximum permissible under applicable law the benefit of which may be asserted by the Grantor as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of the Notes and this Deed of Trust, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Beneficiary should ever receive as interest under the Notes or this Deed of Trust such an excessive amount, then, ipso facto, the amount which would be excessive interest shall be applied to the reduction of the principal balance as evidenced by the Notes and secured by this Deed of Trust and not to the payment of interest. This provision shall control every other provision of all agreements between Grantor and Beneficiary.

            34.2 In case any one or more of the provisions contained in the Notes or in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision hereof or thereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.









   DEED OF TRUST                          E-2-34

                                  ARTICLE 35

                                   Notices

            All notices, requests, demands, consents or other communications given hereunder or in connection herewith shall be deemed given when given at the addresses and in the manner provided in Section
  5.8 of the Loan Agreement.


                                  ARTICLE 36

                              General Provisions

            36.1 Beneficiary and the Operator intend to enter into a subordination, non-disturbance and attornment agreement pursuant to which the Lease (Grantor Lessor) will be subordinated to this Deed of Trust on the terms and conditions set forth therein. Notwithstanding the foregoing, at the option of Beneficiary this Deed of Trust shall become subject and subordinate, in whole or in part, (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any and all leases of all or any part of the Mortgaged Property upon the execution by Beneficiary, and if necessary, by Trustee, and recording thereof, at any time hereafter, with the appropriate land records in and for the county wherein such Mortgaged Property is situated, of a unilateral declaration to that effect.

            36.2 The captions in this Deed of Trust are for convenience and reference only and do not define, limit or describe the scope of the provisions hereof.

            36.3 This Deed of Trust shall inure to the benefit of and bind (i) the successors and assigns of Trustee and Beneficiary and (ii) the heirs, administrators, executors, successors and assigns of Grantor, as if all the aforesaid were herein mentioned whenever the parties hereto are referred to. This instrument shall be so construed that whenever applicable with reference to any of the parties hereto, the use of the singular number shall include the plural number, the use of the neuter gender with respect to Grantor shall include the masculine and feminine gender, and shall likewise be so construed as applicable to and including a corporation or corporations or any other entity that may be a party or parties hereto.

            36.4 Neither this Deed of Trust nor any provision hereof may be waived, changed, amended, discharged or terminated orally.

            36.5 This Deed of Trust shall be and the Loan Agreement and the other Security Instruments provide that they are to be governed by, and construed and enforced in accordance with, the laws of the State of New York. Notwithstanding such provisions, however, (i) matters respecting title to the Mortgaged Property and the creation, perfection, priority and foreclosure of liens on, and security interests in, the Mortgaged Property shall be governed by, and construed and enforced in


   DEED OF TRUST                          E-2-35
  accordance with, the internal law of the state or commonwealth in which the Mortgaged Property is situated without giving effect to the conflicts-of-law rules and principles of such state or commonwealth;
  (ii) Grantor agrees that whether or not deficiency judgments are available under the laws of the state or commonwealth in which the Mortgaged Property is situated after a foreclosure (judicial or nonjudicial) of the Mortgaged Property, or any portion thereof, or any other realization thereon by Beneficiary or any of the Lenders, Beneficiary and the Lenders shall have the right to seek such a deficiency judgment against Grantor in other states or foreign jurisdictions; (iii) Grantor agrees that, to the extent Trustee, Beneficiary or any of the Lenders obtain a deficiency judgment in any other state or foreign jurisdiction then such party shall have the right to enforce such judgment in the state or commonwealth in which the Mortgaged Property is situated, as well as in other states or foreign jurisdictions[California only:, including, without limitation, the State of California; (iv) without limiting the generality of the foregoing, Trustor hereby waives, to the maximum extent permitted by law, any rights it may have under the California Code of Civil Procedure Sections 580d and 726 with respect to the Mortgaged Property and the enforcement or realization by Beneficiary of its rights and remedies under this Deed of Trust or with respect to the Mortgaged Property; and (v) hereby agrees that no action, proceeding or judgment initiated, pursued or obtained by Trustee, Beneficiary or any of the Lenders in the State of New York with respect to the Mortgaged Property or this Deed of Trust shall be considered a "judgment" for the purposes of such Section 580d or an "action" for the purposes of such Section 726.].

            36.6 Beneficiary shall not be deemed to be a partner or joint venturer with Grantor for any reason, including, without limitation, on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Deed of Trust or any other Security Instrument or otherwise.

            36.7 The condition of this Deed of Trust is such that if the Notes shall be well and truly paid according to their respective tenor, and if all of the obligations therein and herein imposed upon Grantor shall be fully performed, then this Deed of Trust shall be null and void, otherwise to remain in full force and effect.

            36.8 NOTWITHSTANDING ANY OTHER PROVISION IN THIS DEED OF TRUST, THE NOTES OR ANY OTHER SECURITY INSTRUMENT, GRANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS DEED OF TRUST OR THE NOTES OR ANY OF THE OTHER SECURITY INSTRUMENTS, ANY RIGHT TO A JURY TRIAL.

            36.9 If both the lessor's and lessee's estate under any lease, including, without limitation, any Lease (Grantor Lessee), or any portion thereof which constitutes a part of the Mortgaged Property shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by


   DEED OF TRUST                          E-2-36
  recording a written declaration so stating and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Mortgaged Property pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Mortgaged Property shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

            36.10 Grantor represents and warrants that (i) it holds good and marketable fee simple title to the Mortgaged Property (other than the Leasehold Estates) and, pursuant to the Lease (Grantor Lessee) and filed or recorded memoranda thereof, it holds a good and valid leasehold estate in and record title to each Leasehold Estate; (ii) it has authority to grant this Deed of Trust on the same; (iii) the Mortgaged Property is free and clear of all liens and encumbrances whatsoever, except the Permitted Exceptions; and (iv) it will forever warrant and defend title to the Mortgaged Property against the lawful claims of all persons until all the indebtedness has been satisfied or performed in full.


                                  ARTICLE 37

                            Leasehold Protections

            37.1 If a leasehold estate or any other right, title or interest of Grantor under a Lease (Grantor Lessee) constitutes a portion of the Mortgaged Property, Grantor shall, within ten days after written request therefor by Beneficiary, deliver to Beneficiary a true, correct and complete copy of the applicable lease and all amendments thereto and memoranda thereof and Grantor agrees not to amend, change, terminate or modify, in a material or adverse manner, any Lease (Grantor Lessee) or any interest therein without the prior written consent of both Beneficiary and Agent. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Grantor agrees to perform all obligations and agreements under the Lease (Grantor Lessee) and shall not take any action or omit to take any action which would effect or permit the termination of the Lease (Grantor Lessee). Grantor agrees to promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto and to deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Grantor with respect to any such default or alleged default. Beneficiary after receipt of Agent's prior written consent, shall have the option to cure any such default of Grantor and to perform any or all of Grantor's obligations thereunder. All sums expended by Beneficiary


   DEED OF TRUST                          E-2-37
  in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at the rate of default interest specified in Section 2.4(b) of the Loan Agreement.


                                  ARTICLE 38

                        Nonliability of HRPT Trustees

            38.1 THE DECLARATION OF TRUST ESTABLISHING GRANTOR, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF GRANTOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, GRANTOR. ALL PERSONS DEALING WITH GRANTOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF GRANTOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.


                                  ARTICLE 39

                                   Trustee

            Section 39.1 Trustee may resign by the giving of notice of such resignation in writing addressed to Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed by Beneficiary. In case of the death, resignation or removal of Trustee, a successor Trustee may be appointed by Beneficiary without other formality than an appointment and designation in writing unless otherwise required by applicable law. Such appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation, this Deed of Trust will vest in the named successor trustee all the right, title and interest of Trustee in the Mortgaged Property and said successor will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon Trustee; provided, however, that Beneficiary may at its option, appoint and designate several successor trustees, and in such manner, appoint and designate a different successor trustee for each county wherein a portion of the Mortgaged Property is located, as described in such written appointment and designation, and upon the making of any such appointment and designation, this Deed of Trust will vest in each such named successor trustee all of the right, title and interest of Trustee in that portion of the Mortgaged Property ascribed to such named successor trustee, and each such named successor trustee will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon Trustee in that portion of the Mortgaged Property ascribed to such named successor trustee. All references herein to


   DEED OF TRUST                          E-2-38

  Trustee will be deemed to refer to the trustee or trustees from time to time acting hereunder.

            Section 39.2 At any time, or from time to time without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Notes for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Mortgaged Property, Trustee may
  (a) reconvey any part of the Mortgaged Property, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or charge hereof.

            Section 39.3 To the extent Trustee's signature is necessary on any full reconveyance of this Deed of Trust then, upon written request of Beneficiary stating that all sums secured hereby have been paid and upon surrender of this Deed of Trust and the Notes to Trustee for cancellation and retention (or disposal in accordance with applicable law) and upon payment by Grantor of Trustee's fees, Trustee shall reconvey to Grantor, or to the person or persons legally entitled thereto, without warranty, any portion of the Mortgaged Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

            Section 39.4 Beneficiary shall indemnify Trustee against all claims, actions, liabilities, judgments, costs, attorneys' fees or other charges of whatsoever kind or nature made against or incurred by Trustee, and arising out of the performance by Trustee of the duties of Trustee hereunder.























   DEED OF TRUST                          E-2-39

            IN WITNESS WHEREOF, Grantor has caused this instrument to be duly executed under seal as of the date first above written.


                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES AS TO BOTH:



  ____________________               By:  ______________________
  Print Name:                             David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President


  ___________________
  Print Name:


                                     By:  _______________________
                                          John G. Murray
                                          Treasurer

                                          [Seal]

                                   [CA, AZ]

            IN WITNESS WHEREOF, Trustor has caused this instrument to be duly executed under seal as of the date first above written.


                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES AS TO BOTH:



  ____________________               By:  _______________________
  Print Name:                             David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President


  ___________________
  Print Name:


                                     By:  ________________________
                                          John G. Murray
                                          Treasurer

                                          [Seal]


























                                     S-1
                                   [CA, AZ]

                                     [WA]

            IN WITNESS WHEREOF, Grantor has caused this instrument to be duly executed under seal as of the date first above written.


  PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES AS TO BOTH:



                                     By:
  Print Name                              David J. Hegarty
                                          Chief Financial Officer and
                                          Executive Vice President



  Print Name


                                     By:
                                          John G. Murray
                                          Treasurer

                                          [Seal]






















                                     S-1
                                     [WA]

                                     [NC]

            IN WITNESS WHEREOF, Grantor has caused this instrument to be duly executed under seal as of the date first above written.



                                     HEALTH AND REHABILITATION PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust
  WITNESSES:


                                     By:
  Print Name:                             John G. Murray
                                          Treasurer



  Print Name:


  ATTEST:


  By:
       David J. Hegarty
       Its: Assistant Secretary

                    [Seal]
























                                     S-1
                                     [NC]

                                     [CO]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )

            On this ____ day of _________, 1994, before me personally appeared David J. Hegarty, Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.


                                     _____________________________
                                     Notary Public
                                     My commission expires:



  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )

            On this ____ day of 1994, before me personally appeared John
  G. Murray, Treasurer of Health and Rehabilitation Properties Trust, to me known and known by me to be the party executing the foregoing instrument for and on behalf of the Trustees of said entity and he acknowledged said instrument by him executed, to be his free act and deed in his capacity as aforesaid, and the free act and deed of Health and Rehabilitation Properties Trust.



                                     _________________________
                                     Notary Public
                                     My commission expires:















                                     N-2
                                     [CO]

                                     [MO]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )



            On this ____ day of February, 1994, before me, the undersigned, a Notary Public in and for said state, personally appeared John G. Murray, to me personally known, who, being by me duly sworn, did say that he is the Treasurer of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that the foregoing instrument was signed in behalf of said real estate investment trust by authority of its Trustees, and said John G. Murray acknowledged said instrument to be the free act and deed of said real estate investment trust for the purposes therein stated.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.




                                Printed Name:
                                Notary Public in and for said State
                                Commissioned in __________ County


  [SEAL]



  My commission expires:




















                                     N-3
                                     [MO]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )



            On this ____ day of February, 1994, before me, the undersigned, a Notary Public in and for said state, personally appeared David J. Hegarty, to me personally known, who, being by me duly sworn, did say that he is the Chief Financial Officer and Executive Vice President of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust, and that the foregoing instrument was signed in behalf of said real estate investment trust by authority of its Trustees, and said David J. Hegarty acknowledged said instrument to be the free act and deed of said real estate investment trust for the purposes therein stated.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.




                                Printed Name:
                                Notary Public in and for said State
                                Commissioned in __________ County


  [SEAL]



  My commission expires:





















                                     N-4
                                     [MO]

                                     [CA]

  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            On February ___, 1994, before me ____________________,
  personally appeared John G. Murray and David J. Hegarty, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the entity on behalf of which the persons acted, executed the instrument.

            WITNESS my hand and official seal.




                                     Notary Public

































                                     N-5
                                     [CA]

                                     [AZ]

  State of New York   )
                      )  ss.:
  County of New York  )


            The foregoing instrument was acknowledged before me this _____ day of February, 1994 by John G. Murray, Treasurer and by David J. Hegarty, the Chief Financial Officer and Executive Vice President, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, on behalf of the Trust.



                           Notary Public
                           [Print name:                       ]

  My commission expires:



































                                     N-1
                                     [AZ]

                                     [WA]

  STATE OF NEW YORK        )
                           )  SS.:
  COUNTY OF NEW YORK       )


            I certify that I know or have satisfactory evidence that David
  J. Hegarty and John G. Murray are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute the instrument and acknowledged it as the Chief Financial Officer and Executive Vice President and as the Treasurer respectively, of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, to be the free and voluntary act of such trust for the uses and purposes mentioned in the instrument.

            Dated this ____ day of February, 1994,


                           _________________________________
                              (Signature of Notary)

                           ___________________________________
                           (Legibly Print or Stamp Name of Notary)

                           Notary Public in and for the state of New York, residing at _____________________

                           My appointment expires:
























                                     N-1
                                     [WA]

                                     [NC]

  STATE OF NEW YORK        )
                           )  SS.:
  COUNTY OF NEW YORK       )


            I, ____________________, Notary Public certify that David J. Hegarty personally came before me this day and acknowledged that he is the Assistant Secretary of HEALTH AND REHABILITATION PROPERTIES TRUST, a Maryland real estate investment trust, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by John G. Murray, its Treasurer, sealed with its corporate seal, and attested to by himself as its Assistant Secretary.

            My commission expires __________________.

            Witness my hand and official seal this the _____ day of February, 1994.


                                                   ________________________
                                               Notary Public


  Seal




























                                     N-1
                                     [NC]

                                 Exhibit A-I


                              Legal Description
                                   Fee Land


















































                                    A-I-1

                                 Exhibit A-II


                              Legal Description
                                 Leased Land


















































                                    A-II-1

                                  Exhibit B

                           Leases (Grantor Lessee)

  The land covered by such Leases (Grantor Lessee) is described on Exhibit A-II of this instrument.

                                  Schedule I


                            Lease (Grantor Lessor)



















































                                   SCH-I-1

                                 Schedule II


                               Certain Remedies


















































                                   SCH-II-1
                                     [LA]

                     Missouri Deed of Trust Modifications


            [** The following paragraphs should be added as new Sections
  23.8 and 26.4 respectively to all Missouri Deeds of Trust. **]


       23.8 Grantor shall give any notice pursuant to Section 443.055, R.S.MO., or otherwise by which Grantor elects to terminate the operation of this Deed of Trust as security for future advances or future obligations made or incurred after the date Beneficiary receives such notice, or Grantor shall take any other action for the purpose of limiting or attempting to limit the operation of this Deed of Trust as such security.

       26.4 Until a sale shall be held hereunder, the Trustee hereby lets the Mortgaged Property to Grantor upon the following terms and conditions: Grantor, and any and all persons claiming or possessing the Mortgaged Property, and any part thereof, by through, or under it, shall pay rent therefor at the rate of one cent per month, payable monthly upon demand and Grantor shall surrender peaceable possession of the Mortgaged Property and any and every part thereof to the Trustee, any of its successors and assigns, or purchasers thereof, without notice or demand therefor, immediately after any such sale.

  [** The minimum notice requirement in Section 32.3.2 should be changed from five days to ten days in all Missouri Deeds of Trust. **]

                    California Deed of Trust Modifications


  [** The following paragraph should be added to all California Deeds of Trust in lieu of the current Sections 26.2.4 and 26.2.5 **]

       26.2.4 Upon the occurrence of an Event of Default, upon the delivery of all notices required by law to Trustor, Beneficiary may cause Trustee to sell the Mortgaged Property in accordance with the provisions of California law.

                    Washington Deed of Trust Modifications

  Prepared by, recording
  requested by and when
  recorded return to:

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York  10022
  Attn: Robert Bienstock, Esq.




            ______________________________________________________

             (Space Above This Line Reserved For Recorder's Use)


                DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
                    SECURITY AGREEMENT AND FIXTURE FILING

            This Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (the "Deed of Trust"), dated as of February __, 1994, by HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Grantor"), with an address at 400 Centre Street, Newton, Massachusetts 02158, to Western Title Company of Washington Inc., as trustee, (the "Trustee"), with an address at 600 University Street, 2428 One Union Square Building, Seattle Washington 98101, in trust for the benefit of Lenders (as that term is defined below) and of WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, with an address at 333 South Grand Avenue, Los Angeles, California 90071, as administrative agent (in such capacity and together with Lenders, "Beneficiary"), for itself, Agent (as defined in the Loan Agreement defined below) and the other lenders (collectively, the "Lenders") party to such Loan Agreement. Whenever any action is required or permitted to be taken by Beneficiary hereunder, such action may be taken by Wells Fargo Bank, National Association, in its capacity as Administrative Agent for all of the Lenders, as more particularly set forth in the Loan Agreement.

            WHEREAS, pursuant to that certain Revolving Loan Agreement of even date herewith, among Grantor, Beneficiary, Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, the "Agent"), and the Lenders (as the same may be amended from time to time, the "Loan Agreement"), the Lenders have agreed to make loans to Grantor, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the "Loans"), as evidenced by Grantor's promissory notes of even date herewith (together with any promissory note or notes made and delivered by Grantor to each or any of the Lenders in substitution therefor or extension or replacement thereof, in whole or in part, the "Promissory Notes" or "Notes") payable to each of the Lenders or order in the aggregate principal amount of up to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), together with interest thereon (the rate of which interest may vary from time to time as specified in the Promissory Notes);

            WHEREAS, pursuant to the Loan Agreement, the proceeds of the Loans secured hereby are to be used by Grantor for the acquisition of certain real property, for the funding or acquisition of certain mortgage loans, for the repayment of certain outstanding indebtedness of Grantor and for general corporate purposes of Grantor.

  [** The following paragraph should be added to all Washington Deeds of Trust in lieu of the current Section 26.2.3.**]

            26.2.3 Beneficiary shall have the right forthwith, at its election, to foreclose any and all liens and security interests granted to the Trustee or to Beneficiary by this Deed of Trust judicially, in the manner provided for the foreclosure of mortgages under Washington law and to otherwise enforce any and all rights and remedies the Trustee, or Beneficiary may have in or with respect to the Mortgaged Property or any part thereof;


  [** The following paragraph should be added to all Washington Deeds of Trust in lieu of the current Section 26.2.4.**]

       26.2.4 Beneficiary shall have the right forthwith, at its election, to foreclose this Deed of Trust nonjudicially through exercise of the trustee's power of sale in accordance with the Deed of Trust Act of the State of Washington (RCW 61.24), as now existing or hereafter amended, in that regard, and upon written request therefor by Beneficiary specifying the nature of the default, or the nature of the several defaults, and the amount or amounts due and owing, Trustee shall execute a written notice of breach and of its election to cause the Mortgaged Property to be sold through exercise of the trustee's power of sale and in accordance with the Deed of Trust Act in partial satisfaction of the obligation secured hereby, and shall cause such notice to be recorded and otherwise given according to law. Notice of sale having been given as then required by law and not less than the time then required by law having elapsed after recordation of such notice of breach, Trustee, without demand on Grantor, shall sell the Mortgaged Property at the time and place of sale specified in the notice, as provided by statute, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest and best bidder for cash in lawful money of the United States, payable at time of sale. Grantor agrees that such a sale (or a sheriff's sale pursuant to judicial foreclosure) of all the Mortgaged Property as real estate constitutes a commercially reasonable disposition thereof, but that with respect to all or any part of the Mortgaged Property which may be personal property Trustee and/or Beneficiary shall have and exercise, at Beneficiary's sole election, all the rights and remedies of a secured party under the Code. Whenever notice is permitted or required hereunder or under the Code, ten (10) days shall be deemed reasonable. Trustee may postpone sale of all or any portion of the Mortgaged Property, and from time to time thereafter may postpone such sale, as provided by statute. Trustee shall deliver to the purchaser its deed and bill of sale conveying the property so sold, but without any covenant or warranty, express or implied. The recital in such deed and bill of sale of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person other than Trustee, including Grantor or Beneficiary, may purchase at such sale. After deducting all costs, fees and expenses of Trustee and of this trust, including the cost of evidence of title search and reasonable counsel fees in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof not then repaid, with accrued interest at the Default Rate of interest specified in the Note; all other sums then secured hereby; and the remainder, if any, to the clerk of the superior court of the county in which the sale took place, as provided in RCW 61.24.080."

                  North Carolina Deed of Trust Modifications


  [** The following paragraphs should be added to all North Carolina Deeds of Trust in Section 36.**]

            36.__   Any provision of this Deed of Trust requiring the
  payment or reimbursement by Grantor of attorneys' fees or Trustee's fees or the payment or reimbursement by Grantor of other costs and expenses shall be interpreted as being limited to such attorneys' fees, Trustee's fees or such other costs and expenses actually incurred.

            36.__   This Deed of Trust secures all present and future
  disbursements made under the Loan Agreement, the Notes, the Security Instruments and all other sums from time to time owing by the Grantor under the Loan Agreement, the Notes or the Security Instruments. The maximum principal amount which may be secured hereby that any one time is One Hundred Fifty Million Dollars ($150,000,000) plus interest thereon, and all disbursements made for the payment of taxes, levies, insurance or otherwise pursuant to the terms of this Deed of Trust, together with interest on all such disbursements and interest. The time period within which such future disbursements are to be made is the period between the date hereof and the date fifteen (15) years from the date hereof. Disbursements secured hereby shall not be required to be evidenced by "written instrument or notation" as described in Section 45-68(2) of the North Carolina General Statutes, it being the intent of the parties that the requirements of Section 45-68(2) for a "written instrument or notation" for each advance shall not be applicable to disbursements made under the Loan Agreement, the Notes and the Security Instruments. Pursuant to the terms of the Loan Agreement, certain sums repaid by Grantor may be re-borrowed so that the total principal amount of indebtedness that may be secured by this Deed of Trust may decrease or increase from time to time, but the total unpaid principal balance secured by this Deed of Trust at any one time shall not exceed $150,000,000.00 plus interest thereon, and all disbursements made for the payment of taxes, levies, insurance or otherwise pursuant to the terms of this Deed of Trust, together with interest on all such disbursements and interest. It is the intent of the parties that all such advances and readvances be secured by this Deed of Trust with the same priority as of the date of the filing of this Deed of Trust and, therefore, to the extent applicable, this Deed of Trust shall be governed by N.C. Gen. Stat. 45-81 et seq.

                                  EXHIBIT F

                                   FORM OF
                          NON-DISTURBANCE AGREEMENT


                       SUBORDINATION, NON-DISTURBANCE
                           AND ATTORNMENT AGREEMENT


            THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this ``Agreement'') is made as of the ___ day of November, 1994, between WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States, as administrative agent (in such capacity, ``Administrative Agent'') for itself, and the other lenders (collectively, the ``Lenders'') named in the Loan Agreement (as hereinafter defined) with respect to this Agreement, the Loan Agreement and the Security Instruments (as hereinafter defined) and _____________________________________, a ______________
  [corporation/limited/general partnership] with its place of business at ________________________________, __________________, (``Tenant'').

                             W I T N E S S E T H

            WHEREAS, Tenant has entered into a certain lease described on
  Schedule I attached hereto and incorporated herein by reference (the ``Lease'') with Health and Rehabilitation Properties Trust, a real estate investment trust formed under the laws of the state of Maryland (``Landlord''), with respect to the premises described on Exhibit A attached hereto and incorporated herein by reference (the ``Premises'');

            WHEREAS, pursuant to the Revolving Loan Agreement dated as of February ____, 1994, among Landlord, the Lenders, Kleinwort Benson Limited as Agent (in such capacity, ``Agent'') and Administrative Agent (as the same may be amended from time to time, the ``Loan Agreement''), the Lenders have agreed to make loans to Landlord, which loans shall, in the aggregate, not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) (collectively, the ``Loan''), as evidenced by Landlord's promissory notes of even date herewith (together with any promissory note or notes issued in substitution therefor or extension or replacement thereof, in whole or in part, the ``Notes''), secured, inter alia, by a deed of trust or mortgage and security agreement of even date herewith from Landlord to (or in the case of a deed of trust, for the benefit of) Administrative Agent (as amended from time to time, the ``Mortgage''), encumbering the Premises and by an assignment of leases and rents and certain other security instruments with respect thereto (such Mortgage and other security instruments being hereinafter collectively referred to as the ``Security Instruments''); and

            WHEREAS, it is a precondition to the Loan that the Lease be subordinated to the Security Instruments;




   NON-DIS./ATTORNMENT AGMT.                    F-1

            NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, Administrative Agent and Tenant hereby agree as follows:

            1. The Lease is and shall be subject and subordinate to the terms, covenants and provisions of the Security Instruments and the lien thereof, and to any and all advances made thereunder, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof, to the full extent of the principal sum from time to time secured thereby, all interest and charges thereon, and all payments made thereunder by Administrative Agent in respect of the Premises that are secured by the Security Instruments, said subordination to be with the same effect as though the Security Instruments and any and all such renewals, modifications, amendments, consolidations, replacements and extensions had been executed, acknowledged, delivered and recorded, and all advances thereunder have been made, prior to the execution, acknowledgement, delivery and recording of the Lease and any notice thereof.

            2. In the event that Administrative Agent forecloses the Mortgage, or in the event of possession in lieu of foreclosure, so long as no default or event of default has occurred and is continuing under the Lease beyond the expiration of all applicable notice and/or cure periods and Tenant duly and promptly keeps and performs all of its obligations under the Lease and this Agreement, Administrative Agent will not disturb the possession of Tenant, terminate the Lease or join Tenant in foreclosure proceedings, or any other proceeding to obtain possession of the Premises, and Administrative Agent, or any other purchaser at a foreclosure sale or transferee who acquires the Premises and Landlord's interest therein by deed in lieu of foreclosure, will comply with the provisions of the Lease, if any, which grant purchase options in favor of Tenant, including all other options, substitution and other rights of Tenant under the Lease.

            3. So long as no event of default has occurred and is continuing under either the Lease or the Mortgage beyond the expiration of all applicable notice and/or cure periods, Administrative Agent will perform all of its obligations under Section 3.10 and Sections 14.3 and
  14.4 of the Mortgage respecting the application of certain insurance awards and the application of condemnation awards.

            4. Tenant shall attorn to and recognize Administrative Agent or any other purchaser at a foreclosure sale under the Mortgage, or any transferee who acquires the Premises and Landlord's interest therein by deed in lieu of foreclosure, and their respective successors and assigns, as landlord under and for the unexpired balance (and any extensions, if exercised) of the term of the Lease upon the same terms and conditions set forth therein, including all options, substitution and other rights of Tenant under the Lease. Said attornment shall be effective and self-operative without the execution on the part of any party of any further instrument and with the same force and effect as a direct contract between agent and Tenant; provided, however, that Tenant shall promptly execute and deliver any instrument that the successor


   NON-DIS./ATTORNMENT AGMT.                    F-2
  landlord may reasonably request to evidence further such attornment. Tenant hereby waives any right it may have under the Lease or by law to terminate the Lease on foreclosure.

            5. [** Include this paragraph to the extent the Lease contains such provisions **] Upon the occurrence of certain events relating to damage to, or destruction or condemnation of the Premises, Tenant has the right, pursuant to certain provisions of the Lease and subject to Landlord's consent, to offer to acquire the Premises or substitute a new property for the Premises. Upon the occurrence of certain conditions set forth in Article __ of the Lease, Tenant has the right to offer, subject to Landlord's right to reject such offer, to substitute a new property for the Premises. Tenant hereby acknowledges that such offers to so purchase or substitute for the Premises shall also be subject to Agent's consent; provided, however, if Agent has not responded to any such request of Tenant (or of Landlord) for such consent within twenty-one (21) days after receipt by Agent of all documents and/or information reasonably requested by Agent in connection with such consent, such consent shall be deemed to have been given.

            6. In the event Administrative Agent succeeds to the interest of Landlord under the Lease, Administrative Agent shall not be

       a.   liable for any act or omission of Landlord, or any prior
            Landlord;

       b. bound by any rent or additional rent which Tenant might have prepaid for more than the then current rent period under the Lease unless such rent has been delivered to and received by Administrative Agent;

       c. subject to any credits, offsets, defenses or claims, except as otherwise provided herein, that Tenant then has against Landlord or any prior landlord;

       d. bound by any covenants to complete any improvements to the Premises or the buildings located thereon;

       e. liable to return or otherwise account for any security deposit unless the same has been delivered to and received by Administrative Agent; or

       f. bound by any material amendment or modification of the Lease made without its consent.

            7. Tenant shall give prompt written notice to Administrative Agent and Agent of any default of Landlord in performance of its obligations under the Lease if such default is of such a nature as to give Tenant a right to terminate the Lease, reduce rent or to credit or offset any amounts against future rents, and Tenant shall permit Administrative Agent to cure any such default on Landlord's behalf within any applicable cure period.



   NON-DIS./ATTORNMENT AGMT.                    F-3

            8. Tenant consents to the assignment to Administrative Agent of Landlord's interest in and rents payable by Tenant under the Lease, Tenant hereby confirming that it has no knowledge of any other or prior assignment, hypothecation or pledge of such Lease or rents; provided, however, until Tenant receives written notice from Administrative Agent of the exercise by Administrative Agent of its rights under said assignment, Tenant shall not be liable to Administrative Agent for any rents paid to Landlord.

            9. Tenant hereby covenants not to enter into any amendment or modification of the Lease which is materially adverse to Landlord without the prior written consent of Administrative Agent.

            10. Tenant hereby represents and warrants to the Lenders that it has not deferred any maintenance that would otherwise have been required to have been performed pursuant to the Lease.

            11. Tenant's address for notice pursuant to this Agreement, is: ____________________; Administrative Agent's address for notice pursuant to this agreement is _______________________________________________________; and Agent's
  address for notice pursuant to this agreement is P.O. Box 560, 20 Frenchurch Street, London, EC3P3DB, England, Attention:
  ____________________, with a copy to Kleinwort Benson (North America), Incorporated, 200 Park Avenue, 25th Floor, New York, New York 10166,
  Attention:  ____________________.

            12. Tenant hereby affirms its obligations under the Lease and Tenant agrees to make all payments due thereunder in accordance with the terms and provisions of the Lease.

            13. Anything herein or in the Lease to the contrary notwithstanding, in the event the Lenders shall acquire title to the Premises, the Lenders shall have no obligation, nor incur any liability, beyond the Lenders' then interest, if any, in the Premises (including the rents therefrom and proceeds of sale thereof) and Tenant shall look exclusively to such interest of the Lenders, if any, in the Premises for the payment and discharge of any obligations imposed upon the Lenders hereunder or under the Lease and the Lenders are hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that with respect to any money judgement which may be obtained or secured by Tenant against the Lenders, Tenant shall look solely to the estate or interest owned by the Lenders in the Premises (and the proceeds from the sale thereof) and Tenant will not collect or attempt to collect any such judgment out of any other assets of the Lenders.

            14. Any amendment of this Agreement shall be effective only if in writing and executed by both Tenant and Administrative Agent.

            15. Matters of construction, validity and performance relating to this Agreement shall be governed by and construed in accordance with the laws of the state in which the Premises is located.



   NON-DIS./ATTORNMENT AGMT.                    F-4

            16. Provided Administrative Agent complies with its obligations hereunder, Tenant will not take any act which would impair or adversely affect the lien of the Mortgage.

            17. Tenant agrees that the execution of this Agreement by Administrative Agent and performance by Administrative Agent of its obligations hereunder shall satisfy the requirements of the Lease relating to subordination thereof.

            18. Nothing herein shall be construed or deemed to impair the lien of the Security Instruments.

            19. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original and all of which together shall constitute but one and the same Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute these presents, under seal, which shall be binding upon and inure to the benefit of their respective successors and assigns, as of the day and year first above written.

                                            TENANT:
          WITNESS:

                                            By:
                                               Title:



                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION,
          WITNESS:
                                            as Administrative Agent as
                                            aforesaid


                                            By:
                                               Title:
















   NON-DIS./ATTORNMENT AGMT.                    F-5

        The undersigned Landlord under the Lease hereby acknowledges and agrees to the provisions requiring the Lenders' consent as set forth in Paragraph 5 hereof.

                                            HEALTH AND REHABILITATION
                                            PROPERTIES TRUST, a Maryland
                                            Real Estate Investment Trust


                                            By:
                                               Title:












































   NON-DIS./ATTORNMENT AGMT.                    F-6

  STATE OF            )
                      )
  COUNTY OF           )


       I,                          , a Notary Public in and for the said
  County, in the State aforesaid, DO HEREBY CERTIFY that
        , of                          , a                          , who
  is personally known to me to be the same person whose name is subscribed
  to the foregoing instrument s such                          of said
                     , appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free act and deed and as the free act and deed of said
        , for the uses and purposes therein set forth.

       GIVEN under my hand and Notarial Seal this      day of           ,
  1991.



                                     Notary Public

                                     My Commission Expires:

  STATE OF            )
                      )
  COUNTY OF      )


       I,                          , a Notary Public in and for the said
  County, in the State aforesaid, DO HEREBY CERTIFY that
        , of                          , a                          , who
  is personally known to me to be the same person whose name is subscribed
  to the foregoing instrument s such                          of said
                     , appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free act and deed and as the free act and deed of said
        , for the uses and purposes therein set forth.

       GIVEN under my hand and Notarial Seal this      day of           ,
  1991.



                                     Notary Public

                                     My Commission Expires:








   NON-DIS./ATTORNMENT AGMT.                    F-7

                                  SCHEDULE I


                           Description of the Lease

                                  Exhibit A


                      Legal description of the Premises

                                  EXHIBIT G

                                   FORM OF
                           SUBORDINATION AGREEMENT




            THIS SUBORDINATION AGREEMENT (this "Agreement") is dated as of
  February       , 1994 among HRPT ADVISORS, INC., a Delaware corporation
  (together with its successors and assigns, the "Subordinated Creditor"), WELLS FARGO BANK, NATIONAL ASSOCIATION (the Administrative Agent"), on behalf of itself, the Agent (as defined below) and the other lenders (the "Lenders") named in the Loan Agreement (as defined below) and the other holders or obligees from time to time of or with respect to the Senior Obligations (as defined below) as beneficiaries hereof (the Administrative Agent, Agent, Lenders and such other holders and obligees, together the "Senior Creditors" and each a "Senior Creditor"), and HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland, and its successors and assigns (the "Borrower").

            WHEREAS, pursuant to the Loan Agreement, each of the Lenders has extended a commitment to make Loans (as defined in the Loan
  Agreement) to the Borrower; and

            WHEREAS, pursuant to the Advisory Agreement (as defined below), the Borrower engaged the Subordinated Creditor for the purpose of, among other things, providing the Borrower management and administrative services with respect to the Borrower's health care and related properties; and

            WHEREAS, it is a condition precedent to the Lenders' obligation to make Loans to the Borrower pursuant to the Loan Agreement that the Advisor and the Borrower enter into this Agreement.

            NOW, THEREFORE, in consideration of the Loans to be made by the Lenders to the Borrower pursuant to the Loan Agreement, and in consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

            SECTION 1.

            1.1 As used herein the following terms shall have the following meanings:

                 "Administrative Agent" has the meaning set forth in the recitals hereto and shall include any other Senior Creditor appointed to act as administrative agent under the Loan Agreement instead of such Administrative Agent.



   SUBORDINATION AGREEMENT                     G-1

                 "Advisory Agreement" means the Advisory Agreement dated as of November 20, 1986 between the Borrower and the Subordinated Creditor, as amended by an Amendment Agreement dated August 26, 1987 and a Second Amendment dated February ____, 1994, as the same may be amended, supplemented or modified from time to time.

                 "Agent" means Kleinwort Benson Limited, as agent under the Loan Agreement.

                 "Borrower" has the meaning set forth in the recitals hereto.

                 "Lenders" has the meaning set forth in the recitals hereto.

                 "Loans" means the loans made or to be made by the Lenders to the Borrower pursuant to the Loan Agreement.

                 "Loan Agreement" means the Revolving Loan Agreement dated as of February ____, 1994, among the Borrower, the Agent, the Administrative Agent and the Lenders, as the same may be amended, supplemented or modified from time to time.

                 "Loan Documents" has the meaning set forth in the Loan
  Agreement.

                 "Notes" shall mean, collectively, the promissory notes of the Borrower to the Lenders outstanding from time to time under the Loan Agreement.

                 "Senior Creditor" has the meaning set forth in the recitals hereto.

                 "Senior Obligations" shall mean (a) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues or would accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed as a claim in such case, proceeding or other action), the Loans and the Notes, and (b) all other indebtedness, obligations and liabilities of the Borrower to the Agent, Administrative Agent or any of the Lenders now existing or hereafter incurred or created under the Notes, the Loan Agreement and any other Loan Document.

                 "Subordinated Creditor" has the meaning set forth in the recitals hereto.

                 "Subordinated Obligations" shall mean any and all fees, commissions, compensation and other amounts (other than reimbursements for reasonable out of pocket expenses of the Advisor) payable to the Advisor or any of its affiliates from time to time pursuant to the Advisory Agreement or any other agreement now or hereafter entered into by the Borrower and the Advisor.


   SUBORDINATION AGREEMENT                     G-2

            1.2  Other Definitional Provisions.

                 (a) All terms used in this Agreement and defined in the Loan Agreement and not otherwise defined herein shall have the meanings so defined in the Loan Agreement.

                 (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified and, where appropriate, the singular shall include the plural.

            SECTION 2.

            2.1 The Subordinated Creditor agrees, for itself and any future holder of the Subordinated Obligations, that the Subordinated Obligations are and shall at all times during the term hereof be expressly subordinate and junior in right of payment (as defined in Section 2.2) to all Senior Obligations, and that it shall not at any time during such term file or participate in the filing of any petition to initiate proceedings under the U.S. Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., against the Borrower.

            2.2 "Subordinate and junior in right of payment" shall mean that:

                 (a) At any time prior to the payment in full of all
            Senior Obligations no direct or indirect payment on account of the Subordinated Obligations shall be made, nor shall any property or assets of the Borrower or any of its Subsidiaries be applied to the satisfaction of the Subordinated Obligations, in whole or in part, nor shall the Subordinated Creditor take, demand, receive or institute legal proceedings to recover, and the Borrower will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment or security for the whole or any part of the Subordinated Obligations (all of the foregoing actions being hereinafter referred to as "Restricted Actions"), if at the time of or immediately after giving effect to such Restricted Action a Default or an Event of Default exists or would exist and is or would be continuing.

                 (b) (i) In the event of any distribution, division or
            application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of the Borrower or the proceeds thereof, to any creditor or creditors of the Borrower other than in the ordinary course of business or as permitted in the Loan Agreement or (ii) upon any indebtedness of the Borrower becoming due and payable (or a proof of claim in respect thereof being filed in any applicable proceeding) by reason of any liquidation, dissolution or other winding up of


   SUBORDINATION AGREEMENT                     G-3
            the Borrower or its business or by reason of any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangement or any proceeding by or against the Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, or any law, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition, or extension, or
            (iii) in the event that any amounts owing under the Loan Agreement, the Notes or any of the other Loan Documents have become, or have been declared to be, due and payable (and have not been paid in accordance with their terms), then and in any such event, any payment or distribution of any kind or character in respect of the Borrower, whether in cash, property or securities, which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Subordinated Creditor pursuant to or in respect of the Subordinated Obligations, shall instead be paid over or delivered to the Administrative Agent on behalf of the Senior Creditors which have Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) and promptly be applied (subject to applicable law) as a payment or prepayment on account of the Senior Obligations which are then due and payable pro rata in accordance with the amounts thereof then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) and in the order of priority for payment of Senior Obligations set forth in the Loan Agreement, and the Subordinated Creditor shall not receive any such payment or distribution or any benefit therefrom unless and until the Senior Obligations which are then due and payable (or in respect of which a proof of claim has been filed in any applicable proceeding) shall have been fully and finally paid and satisfied.

            SECTION 3.

            3.1 The Subordinated Creditor irrevocably authorizes and empowers the Administrative Agent on behalf of the Senior Creditors under the circumstances set forth in clause (i) or (ii) of Section 2.2(b), to demand, sue for, collect and receive every such payment or distribution referred to in such Section and give acquittance therefor, and take such other proceedings, in the name of the Senior Creditors or in the name of the Subordinated Creditor or otherwise, as the Administrative Agent may deem reasonably necessary or advisable for the enforcement of the subordination provisions of this Agreement. The Subordinated Creditor hereby agrees, under the circumstances set forth in clause (i) or (ii) of Section 2.2(b), duly and promptly to take such action as may be reasonably requested at any time and from time to time by the Administrative Agent to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignments or other instruments as may be reasonably requested by the Administrative Agent in order to enable the


   SUBORDINATION AGREEMENT                     G-4

  Administrative Agent on behalf of the Senior Creditors to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations. Any such amounts received by the Administrative Agent shall be applied (subject to applicable law) to the payment of the Senior Obligations pro rata in accordance with the amounts thereof then due and payable (or in respect of which proofs of claim have been filed in any applicable proceeding) and in the order of priority for payment of Senior Obligations set forth in the Loan Agreement.

            3.2 Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Subordinated Creditor pursuant to or in respect of the Subordinated Obligations, and such collection or receipt is at the time prohibited hereunder (or the making of such payment or distribution was so prohibited on the date of making thereof), the Subordinated Creditor will forthwith turn over the same to the Administrative Agent, in the form received (except for the endorsement or the assignment of the Subordinated Creditor when necessary) and, until so turned over, the same shall be held in trust by the Subordinated Creditor as the property of the Senior Creditors. Any such amounts received by the Administrative Agent shall be applied (subject to applicable law) to the payment of the Senior Obligations pro rata in accordance with the amounts thereof then due and payable (or in respect of which proofs of claim have been filed in any applicable proceeding) and in the order of priority for payment of Senior Obligations set forth in the Loan Agreement.

            3.3  (a)  Subject to the provisions of paragraph (b) of this
  Section 3.3, the Subordinated Creditor shall be subrogated to the rights of the Senior Creditors to receive payments or distributions of cash, property or securities made on the Senior Obligations until the Senior Obligations shall be paid in full; and, for the purposes of such subrogation, payments or distributions to the Senior Creditors of any cash, property or securities to which the Subordinated Creditor would be entitled except for the provisions of this Agreement shall, as between the Borrower and its creditors other than the Senior Creditors and the Subordinated Creditor, be deemed to be a payment by the Borrower to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Senior Creditors, on the other hand. The purpose of this
  Section 3.3 is to grant to the Subordinated Creditor the same rights against the Borrower with respect to the aggregate amount of such payments or distributions as the Senior Creditors would have against the Borrower if such aggregate amount were considered overdue Senior Obligations.

                 (b) Notwithstanding any payment or payments made by the Subordinated Creditor hereunder or any application of funds of the Subordinated Creditor by the Administrative Agent or any Senior
  Creditor, the Subordinated Creditor shall not be entitled to be


   SUBORDINATION AGREEMENT                     G-5
  subrogated to any of the rights of any Senior Creditor against the Borrower or against or under any collateral security or guarantee or right of offset held by or for the benefit of any Senior Creditor for the payment of the Senior Obligations, nor shall the Subordinated Creditor seek any reimbursement from the Borrower or against or under any collateral security or guarantee or right of offset in respect of payments made by the Subordinated Creditor hereunder, until all amounts owing to each Senior Creditor by the Borrower for or on account of the Senior Obligations are finally paid in full.

            SECTION 4.

            4.1 The Subordinated Creditor represents, warrants and covenants that:

                 (a)  The Advisory Agreement delivered to the
            Administrative Agent on the date hereof has been duly and validly executed and constitutes the only Contractual
            Obligation of the Borrower to the Advisor and of the Advisor to the Borrower;

                 (b) Subordinated Obligations currently or hereafter payable to the Subordinated Creditor by the Borrower (i) are or will be payable free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under the Subordinated Creditor other than the interest of the Senior Creditors under this Agreement, and
            (ii) are or will be payable solely and exclusively to the Subordinated Creditor and to no other Person (other than to the Administrative Agent on behalf of the Senior Creditors hereunder), without deduction for any defense, offset or counterclaim;

                 (c) the Subordinated Creditor has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Subordinated Creditor, do not require any authorization or other action on the part of its shareholders, do not require any approval or consent of any trustee or holders of any indebtedness or obligations of the Subordinated Creditor (other than those which have been obtained) and will not violate any Requirement of Law or Contractual Obligation applicable to the Subordinated Creditor;

                 (d) no consent, authorization of, filing with, or other act by or in respect of any Governmental Authority is required in connection with the authorization, execution, delivery and performance by the Subordinated Creditor of this Agreement (other than those which have been obtained and are in full force and effect); and




   SUBORDINATION AGREEMENT                     G-6

                 (e) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor, enforceable against the Subordinated Creditor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally applicable to, and in any proceeding under such laws relating to, the Subordinated Creditor as debtor or insolvent.

           4.2 The Borrower represents, warrants and covenants that:

                 (a) the Borrower has full power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Borrower, do not require any authorization or other action on the part of its shareholders, do not require any approval or consent of any trustee or holders of any indebtedness or obligations of the Borrower (other than those which have been obtained) and will not violate any Requirement of Law or Contractual Obligation applicable to the Borrower;

                 (b) no consent, authorization of, filing with, or other act by or in respect of any Governmental Authority is required in connection with the authorization, execution, delivery and performance by the Borrower of this Agreement (other than those which have been obtained and are in full force and effect); and

                 (c) this Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally applicable to, and in any proceeding under such laws relating to, the Borrower as debtor or insolvent.

            SECTION 5.

            5.1 No payment or payments made by the Borrower or any other Person or received or collected by the Administrative Agent or any Senior Creditor from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction or payment of the Senior Obligations shall be deemed to modify, reduce, release or otherwise affect the obligations of the Subordinated Creditor hereunder or the subordination provided for herein which shall, notwithstanding any such payment or payments, continue until the Senior Obligations are paid in full. The Subordinated Creditor hereby consents that, without the necessity of any reservation of rights against the Subordinated Creditor and without notice to or further assent by the Subordinated Creditor, any demand for payment of any of the Senior Obligations made by the


   SUBORDINATION AGREEMENT                     G-7

  Administrative Agent or any Senior Creditor may be rescinded in whole or in part by the Administrative Agent or such Senior Creditor and any of the Senior Obligations continued, and the Senior Obligations, or the liability of any other party upon or for any part thereof, and the Loan Agreement, other Loan Documents or any other collateral security document, collateral security or guarantee from time to time therefor or relating thereto, or other document or right with respect thereto, with respect to the Senior Creditors or any particular Senior Creditor may, from time to time, in whole or in part, be renewed, extended, amended, modified, supplemented, accelerated, compromised, waived, sold, exchanged, or be surrendered or released or terminated or be unconsummated, or otherwise dealt with in any manner specified above or otherwise, in whole or in part, as such Senior Creditor or Senior Creditors or the Administrative Agent may deem advisable from time to time, all without the necessity of any reservations of rights against the Subordinated Creditor and without notice to or further assent by the Subordinated Creditor, which will remain bound hereunder and all without affecting the subordination provided for herein, notwithstanding any of the foregoing events or circumstances. The Administrative Agent and the Senior Creditors shall have no obligation or duty to take, accept, protect, secure, perfect, preserve or insure, or enforce or make demand in respect of, any security interest, pledge, mortgage or other lien or encumbrance, collateral security document or collateral security at any time held or contemplated to be held as security for, or any guarantee or contemplated guarantee of, the Senior Obligations. When making any demand hereunder against the Subordinated Creditor, the Administrative Agent may in its sole discretion, but shall be under no obligation to, make a similar demand on the Borrower or any co-obligor or guarantor, or proceed against any collateral security or under any collateral security document or guarantee or other document or right, and any failure by the Administrative Agent to make any such demand or to collect any payments from the Borrower or any such co-obligor or guarantor, or proceed against any collateral security or under any collateral security document or guarantee or other document or right, or any release of the Borrower or such co-obligor or guarantor or under or in respect of any collateral security or any collateral security document or guarantee or other document or right, shall not affect the subordination provided for herein or relieve the Subordinated Creditor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Senior Creditor against the Subordinated Creditor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            5.2 The Subordinated Creditor irrevocably waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by any Senior Creditor upon this Agreement, and the Senior Obligations, existing and future, and all dealings between the Borrower or the Subordinated Creditor and the Administrative Agent and each Senior Creditor, and any of them, shall conclusively be deemed and presumed to have been created, contracted, incurred, had or consummated in reliance upon this Agreement. The Subordinated Creditor irrevocably waives notice of or


   SUBORDINATION AGREEMENT                     G-8
  proof of reliance on this Agreement and diligence, protest, demand for payment and notice of default or nonpayment and any other notice or demand whatsoever to or upon the Borrower or the Subordinated Creditor with respect to the Senior Obligations and any right to notice of resale of any collateral security, and, in respect of the Administrative Agent and the Senior Creditors, any other rights of a "debtor" under the Uniform Commercial Code as in effect from time to time in the State of New York (or any other relevant jurisdiction) (collectively, the "UCC"), and irrevocably agrees not to assert in any suit, action or other legal proceeding relating to this Agreement, or otherwise, that it has, in respect of the Administrative Agent and the Senior Creditors, status as, or any rights of, a "debtor" under the UCC, or any defense to or discharge of its obligations hereunder or the subordination contemplated herein based on any such rights. This Agreement shall be construed as a continuing, absolute, unconditional and irrevocable subordination without regard to the validity, regularity or enforceability of any of the Loan Documents, any of the Senior Obligations or any security interest, pledge, mortgage or other lien or encumbrance, or other collateral security or collateral security document, or any guarantee therefor or other document or right with respect thereto at any time or from time to time held by or in favor of any Senior Creditor and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrower, the Subordinated Creditor or any other Person against the Administrative Agent or any Senior Creditor, or any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Subordinated Creditor or any other Person) which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Borrower for or to any of the Senior Obligations, or an equitable or legal discharge or defense of the Subordinated Creditor under this Agreement or otherwise, in bankruptcy or in reorganization or in any other instance, and the obligations and liabilities of the Subordinated Creditor hereunder and the subordination contemplated herein shall not be conditioned or contingent upon the pursuit by the Administrative Agent, any Senior Creditor or any other Person at any time of any right or remedy against the Borrower or against any other Person which may be or become liable in respect of all or any part of the Senior Obligations or against or under any security interest, pledge, mortgage or other lien or encumbrance, or other collateral security or collateral security document, or any guarantee or other document or right with respect thereto. This Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Borrower and the Subordinated Creditor and the successors and assigns thereof, and shall inure to the benefit of each Senior Creditor, and its successors, indorsees, transferees and assigns, until the Loan Agreement and all other Loan Documents have been terminated in accordance with their terms and all the Senior Obligations and the obligations and liabilities of the Subordinated Creditor under this Agreement shall have been satisfied by final payment or performance in full.

            5.3 This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Senior Obligations is rescinded or must otherwise


   SUBORDINATION AGREEMENT                     G-9
  be restored or returned by any Senior Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Subordinated Creditor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Subordinated Creditor or any substantial part of their respective property, or for any other reason whatsoever, all as though such payments had not been made.

            SECTION 6.

            6.1 The Subordinated Creditor will not (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any Person unless (x) such Person has expressly acknowledged to the Administrative Agent, in writing in form and substance satisfactory to the Administrative Agent, the subordination provided for herein and agrees to be bound by all the terms hereof, and
  (y) the Subordinated Creditor has expressly guaranteed to the Administrative Agent, in writing in form and substance satisfactory to the Administrative Agent, the performance by such Person of such Person's obligations under Section 3.2 of this Agreement; or (b) create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Person unless the Subordinated Creditor has obtained the prior written consent of the Administrative Agent (which consent may be withheld in the Administrative Agent's sole discretion) and such Person expressly acknowledges to the Administrative Agent in writing the subordination provided for herein and agrees to be bound by all of the terms hereof. Without the prior written consent of the Administrative Agent the Subordinated Creditor and the Borrower will not amend or supplement the Advisory Agreement as in effect on the date hereof or enter into any other agreement that directly or indirectly (a) increases the Subordinated Obligations payable to the Advisor or modifies the basis on which any Subordinated Obligations are payable in a manner which could increase the Subordinated Obligations payable to the Advisor or provides for any additional Subordinated Obligations to be paid to the Advisor, or (b) provides for or results in Subordinated Obligations becoming due and payable earlier than is contemplated by the Advisory Agreement as in effect on the date hereof or (c) provides for or results in any services of the Advisor contemplated by the Advisory Agreement being performed by any Person (including any Affiliate of the Advisor) other than the Advisor.

            6.2 Except as otherwise expressly set forth herein, this Agreement is intended to create a relationship among independent contractors and nothing in this Agreement shall be deemed to create a fiduciary, agency or trust relationship in favor of the Advisor or the Borrower.

            6.3 The Advisor hereby acknowledges receipt of copies of the Loan Agreement and all other Loan Documents.

            6.4 The Advisor hereby agrees that it will not amend Sections 7 and 13 of the Amended and Restated Voting Trust Agreement dated as of


   SUBORDINATION AGREEMENT                     G-10

  June 30, 1992 between the Advisor and AMS Properties, Inc., a Delaware corporation, or any other provision of that Amended and Restated Voting Trust Agreement the amendment of which adversely impacts Administrative Agent and/or any of the Lenders' interests under any of the Loan Documents, without the prior written consent of the Administrative Agent.

            SECTION 7.

            7.1 CHOICE OF LAW. THIS AGREEMENT SHALL BE A CONTRACT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

            7.2 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT;
  (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING MAY BE HEARD AND DETERMINED IN, AND ENFORCED IN AND BY, ANY SUCH COURT; (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; (d) AGREES TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY TELEX, OR IN ANY OTHER MANNER PERMITTED BY LAW, TO ANY THEN DESIGNATED AGENT FOR SERVICE OF PROCESS ("PROCESS AGENT") AT ANY SPECIFIED ADDRESS OR TO THE SUBORDINATED CREDITOR AT ITS ADDRESS SET FORTH HEREIN OR TO SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED IN WRITING (SUCH SERVICE TO BE EFFECTIVE ON THE EARLIER OF RECEIPT THEREOF OR, IN THE CASE OF SERVICE BY MAIL, THE 5TH DAY AFTER DEPOSIT OF SUCH SERVICE IN THE MAILS AS AFORESAID), AND HEREBY WAIVES ANY CLAIM OF ERROR ARISING OUT OF SERVICE OF PROCESS BY ANY METHOD PROVIDED FOR HEREIN OR ANY CLAIM THAT SUCH SERVICE WAS NOT EFFECTIVELY MADE; (e) AGREES THAT THE FAILURE OF ITS PROCESS AGENT FOR SERVICE OF PROCESS TO GIVE ANY NOTICE OF ANY SUCH SERVICE OF PROCESS TO IT SHALL NOT IMPAIR OR EFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT BASED THEREON; (f) TO THE EXTENT THAT THE SUBORDINATED CREDITOR HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM LEGAL PROCESS THEREIN, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY; (g) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT, (i) ANY CLAIM THAT IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ANY OF ITS PROPERTY, (ii) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, AND (iii) ANY RIGHT TO A JURY TRIAL; AND (h) AGREES THAT THE ADMINISTRATIVE AGENT SHALL HAVE THE RIGHT TO BRING ANY LEGAL PROCEEDINGS (INCLUDING A PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY OF THE AFOREMENTIONED COURTS) AGAINST THE SUBORDINATED CREDITOR IN ANY OTHER COURT OR JURISDICTION IN ACCORDANCE WITH APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION SHALL AFFECT THE


   SUBORDINATION AGREEMENT                     G-11

  RIGHT OF THE ADMINISTRATIVE AGENT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE SUBORDINATED CREDITOR HEREBY IRREVOCABLY DESIGNATES THE FIRM OF SULLIVAN & WORCESTER, WITH OFFICES AT 767 THIRD AVENUE, NEW YORK, NEW YORK 10017,
  ATTENTION: CHARLES M. DUBOFF (AND AT SUCH OTHER OFFICES OF PROCESS AGENT IN NEW YORK, NEW YORK AS PROCESS AGENT SHALL NOTIFY ADMINISTRATIVE AGENT IN WRITING), AS ITS PROCESS AGENT TO RECEIVE SERVICE OF ANY AND ALL PROCESS AND DOCUMENTS ON ITS BEHALF IN ANY LEGAL PROCEEDING IN THE STATE OF NEW YORK AND SUCH PROCESS AGENT, BY ITS ACKNOWLEDGMENT BELOW, IRREVOCABLY AGREES TO SO ACT AS PROCESS AGENT FOR SERVICE OF PROCESS.
  IF SUCH PROCESS AGENT SHALL FOR ANY REASON FAIL TO ACT, OR BE PREVENTED FROM ACTING, AS SUCH PROCESS AGENT, NOTICE THEREOF SHALL IMMEDIATELY BE GIVEN TO THE ADMINISTRATIVE AGENT BY REGISTERED OR CERTIFIED MAIL AND THE SUBORDINATED CREDITOR AGREES PROMPTLY TO DESIGNATE ANOTHER PROCESS AGENT IN THE CITY OF NEW YORK, SATISFACTORY TO THE ADMINISTRATIVE AGENT TO SERVE IN PLACE OF SUCH PROCESS AGENT AND DELIVER TO THE ADMINISTRATIVE AGENT WRITTEN EVIDENCE OF SUCH SUBSTITUTE PROCESS AGENT'S ACCEPTANCE OF SUCH DESIGNATION. SUCH ACTING PROCESS AGENT SHALL NEVERTHELESS CONTINUE TO SERVE AS PROCESS AGENT UNTIL ITS SUCCESSOR IS DULY APPOINTED.

            7.3  Notices; Certain Payments.    (a)  All notices, consents
  and other communications to the Borrower, the Subordinated Creditor or the Administrative Agent relating hereto to be effective shall be in writing and shall be deemed made (i) if by mail or facsimile, when received, (ii) if by telex, when sent answerback received, and (iii) if by courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other: (w) the Borrower: Health and Rehabilitation Properties Trust, 215 First Street, Cambridge, Massachusetts 02142,
  Attention: Mark J. Finkelstein. (Fax no. (617) 661-3112) with a copy to Sullivan & Worcester, One Post Office Square, Boston, Massachusetts,
  Attention: Lena G. Goldberg, Esq.  (Twix: 7103211976, Answerback:
  SULWORBSN); (x) the Subordinated Creditor: HRPT Advisors, Inc., 215 First Street, Cambridge, Massachusetts 02142, Attention: Mark J. Finkelstein (Fax no. (617) 661-3112) with a copy to Sullivan & Worcester, One Post Office Square, Boston, Massachusetts, Attention:
  Lena G. Goldberg, Esq. (Twix: 7103211976, Answerback: SULWORBSN); (y) the Administrative Agent: Wells Fargo Bank, National Association, Corporate Banking, 420 Montgomery Street (a), San Francisco, California 94163, Attention: Kathleen J. Harrison (telecopier no. 1-415-421-1352).

                 (b) All payments to the Administrative Agent or the Senior Creditors required to be made hereunder shall be made to Administrative Agent for the account of the Senior Creditors at:

                      Wells Fargo Bank,
                      National Association
                      San Francisco, California
                      ABA No. 121000248
                      Account Name:  Health and Rehabilitation


   SUBORDINATION AGREEMENT                     G-12

                         Properties Trust
                      Account No. 4518073184


  together with irrevocable instructions to Administrative Agent to apply such payment under this Agreement. The Administrative Agent may by written notice to the Borrower and the Subordinated Creditor specify or change its account and address for payment instructions hereunder.

            7.4 No Waivers; Cumulative Remedies; Entire Agreement; Headings; Successors and Assigns; Counterparts; Severability. No action, failure, delay or omission by the Administrative Agent in exercising any rights and remedies under the Loan Agreement or any of the other Loan Documents, this Agreement or otherwise, shall constitute a waiver of, or impair, any of the rights or privileges of any Senior Creditor hereunder. No single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Such rights and remedies are cumulative and not exclusive of any rights and remedies provided by law or otherwise available. No waiver of any such right or remedy shall be effective unless given in writing by the Administrative Agent. No waiver of any such right or remedy shall be deemed a waiver of any other right or remedy hereunder or thereunder. Every right and remedy given by this Agreement or by applicable law to or for the benefit of any Senior Creditor may be exercised from time to time and as often as may be deemed expedient by the Administrative Agent on behalf of such Senior Creditor. Except as expressly set forth herein, this Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect. This Agreement (including all covenants, representations, warranties, privileges, rights, and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by, the Administrative Agent on behalf of each Senior Creditor and its successors and assigns, except as otherwise expressly provided in this Agreement. The Subordinated Creditor may not directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of its rights or obligations and liabilities hereunder without the prior written consent of the Administrative Agent. Each Senior Creditor may grant participations in or otherwise sell or dispose of, any of its rights hereunder to the extent permitted by and in accordance with the provisions of the Loan Agreement. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.


   SUBORDINATION AGREEMENT                     G-13

            7.5 The obligations of the Subordinated Creditor and the Borrower under this Agreement shall survive the repayment of the Loan and the cancellation of the Notes and the termination of the other Loan Documents and the Senior Obligations, in the circumstances described in
  Section 5.3.

            7.6 The Subordinated Creditor and the Borrower agree to execute and deliver such further documents and to do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

            7.7 The subordination provisions contained herein are for the benefit of the Administrative Agent and the Senior Creditors and their respective successors and assigns as holders from time to time of Senior Obligations and may not be rescinded or cancelled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of the Administrative Agent.

            7.8 The Borrower and Subordinated Creditor will cause each executed copy of the Advisory Agreement, any instrument or other writing evidencing any of the obligations arising thereunder and any amendment, modification or supplement thereto to bear a statement or legend to the effect that the Subordinated Obligations are subordinate and junior in right of payment to the Senior Obligations in the manner and to the extent herein set forth.

            7.9 For purposes of this Agreement, Senior Obligations shall cease to be such, or the outstanding principal amount thereof shall be deemed reduced, only (i) upon actual receipt by the Subordinated Creditor of a notice from the holder or holders of such Senior Obligations or obligee or obligees with respect thereto terminating the constitution of such indebtedness, obligations and/or liabilities as senior obligations under this Agreement or reducing the amount of such indebtedness, obligations and/or liabilities so constituted or (ii) when the Senior Obligations have in fact been finally paid in full and the Loan Agreement and all other Loan Documents have been terminated in accordance with their terms and the Subordinated Creditor shall have received notice from the Administrative Agent of such fact. The Administrative Agent shall within seven Business Days following receipt of a written request therefor from the Subordinated Creditor confirm in writing to the Subordinated Creditor whether or not the Senior Obligations have ceased to be such, pursuant to clause (ii) of the previous sentence. At the request of the Administrative Agent, the Subordinated Creditor will confirm in writing to any Senior Creditor that the indebtedness, obligations and/or liabilities held by such Senior Creditor and constituted as Senior Obligations hereunder are Senior Obligations. However, the failure or refusal of the Subordinated Creditor to issue any such confirmation shall not affect the status as Senior Obligations of any indebtedness, obligations and/or liabilities constituting Senior Obligations in accordance with the provisions of this Agreement.



   SUBORDINATION AGREEMENT                     G-14

            7.10 THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                 [remainder of page intentionally left blank]









































   SUBORDINATION AGREEMENT                     G-15

            IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed and delivered as of the day and year first above written.

                                     HEALTH AND REHABILITATION
                                     PROPERTIES TRUST


                                     By:________________________
                                        Name:
                                        Title:

                                     HRPT ADVISORS, INC.


                                     By:________________________
                                        Name:
                                        Title:

                                     WELLS FARGO BANK, NATIONAL
                                     ASSOCIATION,
                                     individually and as
                                     Administrative Agent on behalf of the
                                     Senior Creditors


                                     By:__________________________
                                          Name:
                                          Title:


  Appointment as Process Agent
  hereby acknowledged as of the
  day and year first above written.

  SULLIVAN & WORCESTER


  By:__________________________
       Name:
       Title:

                                  EXHIBIT H



                                   FORM OF
                       NOTICE OF ANTICIPATED BORROWING


            Pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Health and Rehabilitation Properties Trust ("Borrower"), the Lenders party thereto, Kleinwort Benson Limited, as Agent, and Wells Fargo Bank, National Association, as Administrative Agent, this certificate represents Borrower's Notice of Anticipated Borrowing under Section 2.3(a) of the Credit Agreement for the borrowing
  described below (the "Proposed Borrowing").   The information relating
  to the Proposed Borrowing required by Section 2.3(a) of the Credit Agreement is as follows:

            (i) The anticipated Borrowing Date is _____, 19__, which date is a Business Day.

            (ii) The anticipated aggregate amount of the Proposed Borrowing is $__________.

            (iii) The anticipated aggregate amount of the Proposed Borrowing which shall be General Corporate Loans is $___________ [and the anticipated aggregate amount of the Proposed Borrowing which, as contemplated by Section 2.11 of the Credit Agreement, shall be used to repay the Prior Loan Agreement is $__________ and shall be used to repay debt to DLJ is $__________].

            [(iv)   [With respect to any portion of the Proposed Borrowing
       which is not a General Corporate Loan and is not to be used to repay the Prior Loan Agreement or debt to DLJ pursuant to Section
       2.11 of the Credit Agreement, the following information is provided: [Name of Operator or Mortgagor], a [jurisdiction where organized][form of organization], owns and operates [name of Facility] in [location of Facility], a Facility in which Borrower intends to acquire [describe interest to be acquired] with the proceeds of the proposed Borrowing. [The Appraised Value of the [Mortgage Interest to be acquired in that][Facility] is $__________.]]

            (v) Enclosed herewith are the following documents for your review in connection with this Proposed Borrowing: [list any enclosures, including title, date and preparer thereof]

            [Borrower confirms to you pursuant to Section 2.3(a) of the Credit Agreement that Borrower has irrevocably requested the Proposed


   NOTICE OF ANTICIPATED BORROWING

  Borrowing under the Credit Agreement pursuant to the telephone conversation on [date] between ____________ and __________.]




  DATED: __________      HEALTH AND REHABILITATION PROPERTIES TRUST


                         By:  ____________________________________

                         Its: ____________________________________











































   NOTICE OF ANTICIPATED BORROWING

                                  EXHIBIT I


                                   FORM OF
                             NOTICE OF BORROWING



            Pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Health and Rehabilitation Properties Trust ("Borrower"), the Lenders party thereto, Kleinwort Benson Limited, as Agent, and Wells Fargo Bank, National Association, as Administrative Agent, this certificate represents Borrower's Notice of Borrowing under
  Section 2.3(c) of the Credit Agreement for the borrowing described below (the "Borrowing"). The information relating to the Borrowing required by Section 2.3(c) of the Credit Agreement is as follows:

            (i)       The proposed Borrowing Date is [date].

            (ii) The proposed Borrowing is of $_________ in Eurodollar Loans] [and] [$__________ in Base Rate Loans].

            [(iii)    The initial Interest Period applicable to the
       Eurodollar Loans, if applicable, is [one, two, three or six months][state other period].]

            [(iv)     [$__________ of the proposed Borrowing of Eurodollar
       Loans] [and] [$__________ of the proposed Borrowing of Base Rate Loans] shall be General Corporate Loans.]

            [(v)]     Borrower's representations and warranties contained
       in the Loan Documents are true, correct and accurate in all material respect to the same extent as though made on and as of the date hereof unless stated in the relevant Loan Document to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date.

            [(vi)]    No event has occurred and is continuing or would
       result from the proposed Borrowing that would constitute a Default or Event of Default.

            [(vii)]   The amount of the proposed Borrowing will not cause
       the aggregate outstanding principal amount of the Loans to exceed the Maximum Aggregate Availability currently in effect.

            [(viii)] The amount of the proposed Borrowing will not cause the aggregate amount of all General Corporate Loans outstanding to exceed the lesser of $20,000,000 or 16% of the Maximum Aggregate Availability currently in effect.

            [(ix)]    The proceeds of the proposed Borrowing (other than
       any proceeds in respect of General Corporate Loans) shall be used to make payment on the proposed Borrowing Date for the purchase price and costs of acquiring interests in one or more Facilities due and payable on such Borrowing Date.

            [Borrower confirms to you pursuant to Section 2.3(c) of the Credit Agreement that Borrower has irrevocably given telephonic notice of such borrowing under the Credit Agreement pursuant to the telephone conversation on [date] between ____________ and __________.]

            Please pay the proceeds of such Loans into the account whose details are given below:

                 ______________________________

                 ______________________________

                 ______________________________



  DATED: __________      HEALTH AND REHABILITATION PROPERTIES TRUST


                         By:  ____________________________________

                         Its: ____________________________________



























   NOTICE OF BORROWING

                                  EXHIBIT J


                                   FORM OF
                      NOTICE OF CONTINUATION/CONVERSION




            Pursuant to that certain Revolving Loan Agreement dated as of February ____, 1994 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Health and Rehabilitation Properties Trust ("Borrower"), the Lenders party thereto, Kleinwort Benson Limited, as Agent, and Wells Fargo Bank, National Association, as Administrative Agent, this certificate represents Borrower's Notice of Continuation/Conversion under Section 2.5(b) of the Credit Agreement for the Loans specified below.

            Borrower hereby requests to [continue as Eurodollar Loans $__________ in aggregate principal amount of the outstanding Eurodollar Loans, the current Interest Period of which ends on __________, 19__][and][convert to [Base Rate Loans][Eurodollar Loans] $__________ in aggregate principal amount of the outstanding [Eurodollar Loans, the current Interest Period of which ends on __________][Base Rate Loans][Alternate Rate Loans]]. The date
  for such [continuation] [and] [conversion] shall be         .  [The
  Interest Period for such continued or converted (as applicable) Eurodollar Loans is requested to be [a __________ month period][a __________ period, if agreed by all Lenders.]

            Borrower hereby certifies that:

            (i) No event has occurred and is continuing or would result from the proposed Borrowing that would constitute a Default or Event of Default.

            (ii) Borrower's representations and warranties contained in the Loan Documents are true, correct and accurate in all material respect to the same extent as though made on and as of the date hereof unless stated in the relevant Loan Document to relate to a specific earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date.









   NOTICE OF CONTINUATION/CONVERSION               J-1

            [Borrower confirms to you pursuant to Section 2.5(b) of the Credit Agreement that Borrower has irrevocably given telephonic notice of such continuation/conversion under the Credit Agreement pursuant to the telephone conversation on [date] between ____________ and __________.]



  DATED: __________      HEALTH AND REHABILITATION PROPERTIES TRUST


                         By:  ____________________________________

                         Its: ____________________________________









































   NOTICE OF CONTINUATION/CONVERSION               J-2

                                  EXHIBIT K

                      FORM OF BORROWING BASE CERTIFICATE




  Date of Determination: [insert last day of month then ended]

  I.   Borrowing Base.

  A.   Aggregate Allowed Value of Leasehold
       Interests Which are Eligible Properties
       (aggregate of column 2 on attached worksheet
       for each such Leasehold Interest):           $______________

  B.   Aggregate Allowed Value of Fee Interests
       which are Eligible Properties (aggregate
       of column 2 on attached worksheet for each
       such Fee Interest):                          $______________

  C.   Allowed Value of Eligible Mortgages
       (aggregate of column 2 on attached worksheet
       for each Eligible Mortgage):                 $______________


  D.   Borrowing Base (A plus B plus C):            $______________

  E.   40% of Borrowing Base (40% of D):            $______________

  F.   Aggregate Commitments in effect:             $______________

  G.   Maximum Aggregate Availability
       (lesser of E and F):                         $______________

  H.   Lesser of $20,000,000 and 16% of Maximum
       Aggregate Availability (lesser of
       $20,000,000 and 16% of G)
       $______________

  I.   Aggregate amount of outstanding Loans:       $______________

  J.   Aggregate amount of outstanding General
       Corporate Loans:                             $______________

  K.   Availability Generally (G minus I):          $______________

  L.   General Corporate Loans Availability
       (H minus J)                                  $______________






   BORROWING BASE CERTIFICATE

  II.  Eligible Properties and Eligible Mortgages.

  Since the date of determination set forth in the last Borrowing Base
  Certificate:

  A.   The following have become Eligible Properties:

  [name]        [address]       [Allowed Value]

  B.   The following have become Eligible Mortgages:

  [name]        [address]       [Allowed Value]

  C. The following have ceased (whether because of a disposal or otherwise) to be Eligible Properties:

  [name]        [address]       [Allowed Value]    [specify reason]

  D. The following have ceased (whether because of a disposal or otherwise) to be Eligible Mortgages:

  [name]        [address]       [Allowed Value]    [specify reason]

  E. The following Properties or Mortgage Interests which are not Eligible Properties or Eligible Mortgages, respectively, have been acquired or disposed of:

  [give relevant details, including approximate value of transaction to Borrower]

  Executed this __ day
  of __________, 19__

                         HEALTH AND REHABILITATION PROPERTIES TRUST


                         By:  ____________________________________

                         Its: ____________________________________
















   BORROWING BASE CERTIFICATE

                                  EXHIBIT L

                                   FORM OF
                            LOCAL COUNSEL OPINION

                                                         [Date]

  Kleinwort Benson Limited,
    as Agent for the Lenders
    under the Loan Agreement
    (as described below)
  200 Park Avenue
  New York, New York 10166


  Wells Fargo Bank, N.A.
    as Administrative Agent
    for the Lenders
    under the Loan Agreement
  333 South Grand Avenue
  Los Angeles, California  90071


  The Lenders under the Loan Agreement


            Re:  $110,000,000 Revolving Loan to Health and
                 Rehabilitation Properties Trust

  Ladies and Gentlemen:

            We have acted as special local counsel for Health and Rehabilitation Properties Trust (``Borrower''), in connection with certain loans (collectively the ``Loan'') in the aggregate principal amount of $110,000,000 made to Borrower pursuant to that certain Revolving Loan Agreement (the ``Loan Agreement''), dated the date hereof, among Borrower, the lenders listed on the signature pages thereof (collectively the ``Lenders''), Kleinwort Benson Limited, as agent for itself and the other Lenders (in such capacity, ``Agent'') and Wells Fargo Bank, National Association, as administrative agent (in such capacity, ``Administrative Agent''). This opinion is delivered to you in connection with Section 4.1 of the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

            In connection with the Loan and for the purposes of this opinion, we have made such investigations of fact and considered such questions of law as we have deemed necessary. In addition we have reviewed execution copies of the following documents (collectively the ``Documents''), each dated as of February __, 1994

            a. [Open-End] [Mortgage[s]/Deed[s] of Trust] and Security Agreement from Borrower, as mortgagor, to Administrative Agent, as


   O'M&M OPINION                           L-1

  [Date]
  Page 2

       mortgagee, in proper form for recording in the land records of _____________, _____________ [and _____________, _____________]
       (the ``Mortgage[s]''), which Mortgage[s] refer[s] to certain real property located in _______________, _______________ [and
       _____________, _____________] (the property covered by each such
       Mortgage, collectively, the ``Property'');

            b. Assignment[s] of Leases and Rents from Borrower, as assignor, to Administrative Agent, as assignee, in proper form for recording in the land records of _____________, ______________
       [and_____________, ______________] (the ``Assignment[s] of
       Leases'');

            [c. Collateral Assignment of Mortgage from Borrower, as assignor, to Administrative Agent, as assignee, in proper form for recording in the land records of _______________ (the
       ``Assignment[s] of Mortgage'');]

            d.   A Power of Attorney from Borrower appointing
       Administrative Agent as the true and lawful attorney-in-fact of Borrower in proper form for recording in ______________ (the ``Power of Attorney'').

            e.  A form of financing statement, Form UCC-1, naming
       Borrower, as debtor, and Administrative Agent, as agent for the Lenders, as secured party, which is in proper form to be filed in the Office of the Secretary of State of the State of ____________ [and in _____________ county] with respect to the Property
       ([collectively] the ``Financing Statement[s]''); and

            f.  A form of financing statement, Form UCC-1, naming
       Borrower, as debtor, and Administrative Agent, as agent for the Lenders, as secured party, which is in proper form to be recorded in the land records of __________________ (the ``Fixture
       Filing[s]'').

            In addition, we have examined and relied upon the originals or copies, certified or otherwise identified to our satisfaction, of all such corporate records of Borrower, such other instruments and other certificates of public officials, officers and representatives of Borrower and such other persons, and have investigated such questions of fact and law as we have, in each case, deemed appropriate as a basis for the opinions expressed below.

            In rendering this opinion we have assumed, without having made any independent investigation of the facts, except with respect to matters of ________ law on which we have opined below, the following:

            (1) that the execution and delivery by Borrower of the Documents to which it is a party and the performance by Borrower of


   O'M&M OPINION                           L-2

  [Date]
  Page 3

       its obligations under each thereof, and the granting by the Borrower of the security interests and other liens provided for in such Documents: (a) have been duly authorized by all necessary corporate action by Borrower; and (b) do not and will not contravene (1) any provision of the Declaration of Trust or By-Laws of Borrower; (2) any present requirement of law applicable to Borrower, any property of Borrower or any of Borrower's other assets; or (3) any indenture, mortgage, deed of trust, guaranty, lease, agreement, or other instrument to which Borrower is a party or by which it or any of its property is bound, or any court order or consent decree;

            (2) that Borrower has all requisite power and authority to:
       (a) own its property and conduct its business as currently conducted by it; (b) enter into and perform its obligations under the Documents to which it is a party; (c) obtain the Loan contemplated by the Loan Agreement; and (d) grant the security interests and other liens as provided in the Documents;

            (3)  that Borrower owns the Property;

            (4) that each of the Mortgage[s], the Assignment[s] of Leases, the Assignment[s] of Mortgage and the Power of Attorney were executed in accordance with the laws of the state in which such Documents were executed;

            (5) that the Documents have been duly authorized and executed by all parties thereto;

            (6) that the Documents have been delivered to the Escrow Agent pursuant to that certain Security Document Escrow Agreement; and

            (7) a part or all of the loan proceeds, evidenced by the promissory notes (the ``Notes''), dated the date hereof, executed by Borrower in connection with the Loan Agreement, will be advanced on the date hereof.

            Based upon the foregoing and subject to the qualifications set forth below, it is our opinion that:

                 1. Borrower has all requisite power and authority under the laws of the State of __________: (i) to own and mortgage the Property and other real property in the State of _____________;
       (ii) to own and administer loans secured by mortgages that encumber real property in the State of _____________; (iii) to enter into and to perform its obligations under the Documents; (iv) to obtain the Loan contemplated by the Loan Agreement; (v) to grant the security interest and other liens provided for by it in the



   O'M&M OPINION                           L-3

  [Date]
  Page 4

       Documents; and (vi) to grant the rights and authority provided for in the Power of Attorney.

                 2. The execution and delivery by Borrower of the Documents and the performance by Borrower of its obligations under each thereof, and the granting by Borrower of the security interests and other liens provided for in the Documents: (i) does not require any filing or registration by Borrower with, or approval or consent to Borrower of, any governmental authority in the State of ___________ except those which have been duly made or obtained and which are in full force and effect, and (ii) does not contravene any statutory or regulatory requirement of the State of ______________ applicable to the Property.

                 3. If the Mortgage[s], the Assignment[s] of Leases and the Assignment[s] of Mortgage were to be released by the Escrow Agent and delivered to Administrative Agent on the date of this opinion, the Mortgage[s], the Assignment[s] of Leases and the Assignment[s] of Mortgage would be the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

                 4. If the Power of Attorney were to be released by the Escrow Agent and delivered to Administrative Agent on the date of this opinion, the Power of Attorney would be legal, valid and irrevocable and sufficient in form and content to grant Administrative Agent the right and power to (i) cause the Mortgage[s], the Assignment[s] of Leases, the Assignment of Mortgage[s], the Financing Statement[s] and the Fixture Filing[s] to be recorded and/or filed in the places described in Paragraphs 6, 7 and 8, and (ii) to make any modification to the Mortgage[s], the Assignment[s] of Leases, the Assignment of Mortgage[s], the Financing Statement[s] and the Fixture Filing[s] that Agent deems necessary or proper to effect such recording and/or filings.

                 5. Neither the execution, acknowledgment and delivery by Borrower to the Escrow Agent nor the delivery by the Escrow Agent to Administrative Agent of the Mortgage[s], the Assignment[s] of Leases and the Assignment[s] of Mortgage and the acceptance of the same by Administrative Agent without recordation will not render invalid or unenforceable any of such Documents or the indebtedness evidenced by the Notes.

                 6. Upon proper recordation of the Mortgage[s] in the land records of the county clerk of the county where the applicable Property is located, Administrative Agent will have a valid and perfected mortgage lien on the Property for the benefit of the Lenders.




   O'M&M OPINION                           L-4

  [Date]
  Page 5

                 7. The proper place of recordation of the Assignment[s] of Leases and the Assignment[s] of Mortgage is the land records of the county clerk of the county where the applicable Property is located.

                 8. Upon proper recordation of the Fixture Filing[s] in the land records of the county clerk of the county where the applicable Property is located, and upon proper filing of the Financing Statement[s] with the county clerk of the county where the applicable Property is located and the Office of the Secretary of State of the State of ______________, Administrative Agent will have a perfected security interest in the collateral described in such Fixture Filing[s] and Financing Statement[s].

                 9. Except as otherwise stated in this opinion, no other documents need to be recorded, registered or filed other than the Documents and no other act needs to be performed other than such recordation, registration or filing of the Documents in order to perfect the liens and security interests in favor of Administrative Agent created by the Documents upon the interest of Borrower in any of the collateral or other property described therein.

                 10. The interest payable on the Loan, including all commissions, fees and other amounts payable by Borrower or receivable by the Lenders pursuant to the Documents, which could be characterized as interest, does not exceed, in the aggregate, the maximum interest permissible under the law of the State of ______________, is lawful, and is not usurious nor subject to any defense of usury.

                 11. Neither the making of the Loan, the granting of the Power of Attorney, the ownership of the Notes, the Mortgage[s] or the other Documents, nor the enforcement thereof in the State of ____________, will (i) constitute ``doing business'' in the State of _____________ requiring qualification of the Lenders, Agent or Administrative Agent within such state, or (ii) subject the Lenders, Agent or Administrative Agent to any taxes imposed by such state, other than those taxes which the Mortgage[s] require Borrower to pay upon recordation of the Mortgage (either because there is no statute of the State of __________ which purports to propose any such tax on foreign lenders or because any such statute has been construed to be inapplicable to any out-of-state lender, provided that its only contact with such state is the taking of mortgages as security for loans such as the Loan).

                 12. No taxes or other charges, including, without limitation, intangible, documentary, stamp, mortgage, transfer or recording taxes or similar charges are payable to the State of _______________ or to any jurisdiction located therein on account of the execution, delivery or ownership of the Documents, the


   O'M&M OPINION                           L-5

  [Date]
  Page 6

       creation of the liens and security interests thereunder or the filing, recording or registration of the Documents except for nominal filing or recording fees.

            The opinions set forth above are qualified as follows:

                 F. We have made no examination of title to the Property and, therefore, we express no opinion as to any matter relating to title thereto.

                 G. Certain rights, remedies, and waivers contained in the Documents may be limited or rendered ineffective by applicable State of ______________ laws or judicial decisions governing such provisions, but such laws and judicial decisions do not render the Documents invalid as a whole, and there exists in the Documents or pursuant to applicable law legally adequate remedies for a realization of the principal benefits and/or security intended to be provided by the Documents.

            [Note: Do not include exception C in any opinion except Connecticut unless required by the law of the jurisdiction.]

                 H. We specifically express no opinion as to the enforceability of the Mortgage[s] or the Assignment[s] of Leases:
       (i) to the extent that such agreements purport to permit extra-judicial foreclosure on any of the Property; and/or (ii) to the extent that the Mortgage[s] and/or the Assignment[s] of Leases purport to secure any indebtedness other than: (A) the maximum principal amount of the indebtedness evidenced by the Notes, plus interest thereon; (B) costs of enforcing the Mortgage[s], including reasonable attorney's fees; (C) advancements made by the Lenders for repairs, alterations or improvements to the Property up to an aggregate of $1,000; (D) premiums of insurance, taxes and assessments paid by the Lenders pursuant to the Mortgage[s]; and
       (E) payments by the Lenders pursuant to the Mortgage[s] of interest or installments of principal due on any prior mortgage or lien to protect their respective interests thereon.

                 I. We note that in connection with any modification, extension, renewal or amendment of the Mortgage[s] and in connection with any extension of the maturity date of the indebtedness secured by the Mortgage[s] or substitution, extension or replacement of the Notes: (i) such modification, substitution, extension, renewal, replacement and/or amendment should be evidenced by a written instrument in recordable form, signed by Borrower and Administrative Agent and recorded on the appropriate land records; and (ii) the rights of Administrative Agent under the Mortgage[s] may be subject to the rights of intervening encumbrancers.



   O'M&M OPINION                           L-6

  [Date]
  Page 7

                 J. The opinions expressed in paragraph 3 of this letter are qualified to the extent that enforcement may be limited by: (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws of general application relating to or affecting the enforcement of the rights of creditors or for the relief of debtors; and (ii) the exercise of judicial discretion in accordance with general equitable principles.

                 K. As used in paragraph 3 of this letter, the term ``enforceable'' in respect of the Mortgage[s] shall not imply any opinion as to the availability of equitable remedies other than the judicial foreclosure of the Mortgage[s].

                 L. The opinions expressed in Paragraph 8 of this letter are qualified as follows: (i) we express no opinion with respect to collateral, the perfection of a security interest in which under the Uniform Commercial Code, as in effect in the State of ______________ (the ``UCC''), can only be accomplished by a secured party taking possession of the collateral; (ii) we express no opinion as to the creation or perfection of security interests in collateral, the ownership of which is established by documents of title or is subject to requirements other than or in addition to the requirements set forth in the UCC; (iii) we note that the enforceability of a security interest in after acquired collateral is subject to the limitations set forth in Section 9-108 of the UCC; (iv) we note that the grant of, and realization on, security interests in governmental licenses, permits, authorizations and other rights, in contracts with governments or governmental instrumentalities, commissions, boards or agencies and in the proceeds thereof are or may be subject to restrictions or limitations set forth therein or in applicable statutes, laws, rules or regulations and we express no opinion as to the creation or perfection of security interests in such rights, contracts or proceeds; (v) we express no opinion as to the creation or perfection of security interests in any interest or claim in or under any policy of insurance under the UCC, except to the extent permitted by Section 9-306 of the UCC; (vi) we note that pursuant to the UCC, continuation statements are required from time to time to be filed in order to preserve the perfection of a security interest and that additional financing statements may be required in order to preserve the perfection of the security interest if the collateral is moved from its location as of the date hereof or if Borrower changes its name, identity or corporate structure; and
       (vii) we note that pursuant to Section 9-306 of the UCC, under some circumstances, the right of a secured party to enforce a perfected security interest in the cash proceeds of and collections pursuant to collateral may be limited.

            We are licensed to practice law only in the State of ______________. Accordingly, the foregoing opinion applies only with


   O'M&M OPINION                           L-7

  [Date]
  Page 8

  respect to the laws of the State of ______________ or of the United States of America and we express no opinion with respect to the laws of any other jurisdiction.

            This opinion may not be relied upon by any person or entity, other than Agent, Administrative Agent, the Lenders and their respective successors, assigns and participants, and any of their respective legal counsel, nor may copies be delivered or furnished to any other person or entity nor may all or portions of this opinion be quoted, circulated, or referred to in any other document without our prior written consent.


                                Very truly yours,


                                ______________________________




































   O'M&M OPINION                           L-8

                                  EXHIBIT M

                                   FORM OF
                           PLEDGE ESCROW AGREEMENT





            THIS ESCROW AGREEMENT (this "Agreement") is entered into as of February ____, 1994 by and among SULLIVAN & WORCESTER, a Massachusetts general partnership (the "Escrow Agent"), HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as Administrative Agent (including any successor Administrative Agent under the Credit Agreement, the "Administrative Agent") under the Revolving Loan Agreement dated as of February ____, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among Borrower, the lenders party thereto, Kleinwort Benson Limited, as Agent, and Administrative Agent.


                               R E C I T A L S

            WHEREAS, Borrower has entered into the Credit Agreement with the parties thereto; and

            WHEREAS, upon the occurrence of a Document Release Event (capitalized terms used in this Agreement and not otherwise defined are used as defined in the Credit Agreement) Borrower shall grant to Administrative Agent a security interest in certain collateral pursuant to the Assignments of Mortgages; and

            WHEREAS, Agent (i) at any time at the request of Majority Banks shall, and (ii) upon the occurrence of a Default or Event of Default may, direct the Administrative Agent to take such reasonable steps as are available to it to perfect the Liens under the Assignments of Mortgages; and

            WHEREAS, Borrower and Administrative Agent wish to appoint Escrow Agent as escrow agent (i) to hold the documents described in
  Section 2 of the Assignments of Mortgages and any of the Credit Support Agreements that constitute "instruments" under the provisions of the Uniform Commercial Code as in effect in the State of New York (collectively, the "Note Documents") prior to the occurrence of a Perfection Event, and (ii) to deliver the Note Documents to or to the order of Borrower or Administrative Agent, as the case may be, in accordance with the terms of this Agreement.






   PLEDGE ESCROW AGREEMENT                     M-1

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Appointment of Escrow Agent. Borrower and Administrative Agent hereby together appoint and designate Escrow Agent to receive, hold and distribute, as escrow agent, the Note Documents, and Escrow Agent hereby accepts such appointment and designation.

            2.   Delivery into Escrow.

            (a) Escrow Agent hereby acknowledges receipt of the Note Documents listed on Schedule I hereto. Borrower may deliver additional Note Documents from time to time to the Escrow Agent, together with a supplement to Schedule I listing such additional Note Documents, and shall obtain a written receipt from Escrow Agent for the additional Note Documents listed on such supplement. Escrow Agent shall deliver a copy of such supplement to Administrative Agent and Agent promptly following the giving of its receipt to Borrower for such additional Security Documents. Escrow Agent shall attach such supplements to this Agreement, but each such supplement shall be a part of Schedule I for all purposes from the date Escrow Agent gives its receipt to Borrower for the additional Security Documents listed thereon, notwithstanding any failure by Escrow Agent to so attach such supplement. All Note Documents delivered to Escrow Agent pursuant hereto, for as long as such documents remain subject to the escrow described herein, are referred to as the "Escrowed Documents".

            (b) Escrow Agent shall hold the Escrowed Documents in its possession on its premises, and shall use the same degree of care and skill in storing the Escrowed Documents as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            3.  Conditions of Escrow.

            (a) Escrow Agent shall hold the Escrowed Documents until the occurrence of (i) an Administrative Agent Delivery Event, or (ii) a Borrower Delivery Event, as such terms are defined below; provided, that Escrow Agent may release to Borrower any document or documents with the prior written consent of Agent and Administrative Agent. Any document or documents so released shall be deemed deleted from Schedule I hereto upon such release and shall upon its release cease to be an Escrowed Document.

            (b) Upon the occurrence of an Administrative Agent Delivery Event, Escrow Agent shall promptly deliver (notwithstanding any objection to such delivery received from Borrower or any other Person other than as specifically provided in Section 4 below) the Escrowed Documents to Administrative Agent or such other Person as shall be nominated for such purpose by Administrative Agent. Subject to Section 4 below and unless Administrative Agent in writing objects to such delivery and such objection is received by Escrow Agent before such


   PLEDGE ESCROW AGREEMENT                     M-2
  delivery, upon the occurrence of a Borrower Delivery Event, Escrow Agent shall, promptly following the fifth Business Day after such occurrence, deliver the Escrowed Documents described in the relevant Borrower Delivery Event Notice to Borrower or such other Person as shall be nominated by Borrower. Subject to Section 4 below, Escrow Agent shall under no circumstances deliver any Escrowed Documents to Borrower or any Person nominated by Borrower if Escrow Agent is in receipt of an objection to such delivery from Administrative Agent.

            (c)  For purposes of this Agreement:

            "Administrative Agent Delivery Event" means the delivery by Administrative Agent to Escrow Agent of a notice in substantially the form of Exhibit A hereto duly signed by Administrative Agent;

            "Administrative Agent Delivery Event Notice" means a notice referred to in the definition of Administrative Agent Delivery Event;

            "Borrower Delivery Event" means the delivery, at such time as an Administrative Agent Delivery Event has not occurred, by Administrative Agent and Borrower to Escrow Agent of a notice in substantially the form of Exhibit B hereto duly signed by Borrower and, if required, acknowledged by Administrative Agent; and

            "Borrower Delivery Event Notice" means a notice referred to in the definition of Borrower Delivery Event.

            4. Settlement of Disputes. Any disputes which may arise under this Escrow Agreement with respect to (i) the delivery, ownership and/or right of possession of the Escrowed Documents, (ii) the facts upon which Escrow Agent's determinations are based, (iii) the duties of Escrow Agent hereunder and (iv) any other matters arising under this Agreement, shall be settled either by mutual agreement of the parties to such dispute, evidenced by appropriate instructions in writing to Escrow Agent signed by Borrower and Administrative Agent, or by a final judgment, order or decree of a court of competent jurisdiction in the United States of America ("Competent Court"), the time for appeal therefrom having expired and no appeal having been perfected. Escrow Agent shall be under no duty to institute or defend any such proceedings and none of the costs and expenses of any such proceedings shall be borne by Escrow Agent. In the event the terms of a settlement of a dispute hereunder increase the duties or liabilities of Escrow Agent hereunder and Escrow Agent has not participated in such settlement so as to be bound thereby, then such settlement shall be effective as to Escrow Agent in respect of such increase in its duties or liabilities only upon Escrow Agent's written assent thereto. Prior to the settlement of any dispute as provided in this Section 4, Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, such portion of the Escrowed Documents which is the subject of, or involved in, the dispute; provided that Escrow Agent shall deliver the Escrowed Documents to Administrative Agent upon the occurrence of an Administrative Agent Delivery Event regardless of any


   PLEDGE ESCROW AGREEMENT                     M-3
  dispute with Borrower, including without limitation as to any certification contained in the relevant Administrative Agent Delivery Event Notice, unless (and only for so long as) Escrow Agent is otherwise directed by order or other compulsory process of a Competent Court.

            5.  Escrow Agent Duties and Indemnification.

            (a) Escrow Agent undertakes to perform such duties and only such duties as are expressly set forth herein, and no implied covenants or obligations shall be read into this Agreement against Escrow Agent.

            (b) Escrow Agent may rely upon, and shall be protected in acting or refraining from acting upon, and shall not be bound to make any investigation into the facts or matters stated in, any written notice, instruction or request furnished to it hereunder and believed by it to be genuine.

            (c) Notwithstanding any other provisions of this Agreement, each of the Borrower and Administrative Agent agrees that Escrow Agent shall not be liable for any action taken or not taken by it in connection with this Agreement (i) with the consent or at the request of Administrative Agent, or (ii) in the absence of its gross negligence or willful misconduct. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder reasonably, in good faith and in accordance with the opinion of such counsel.

            (d) Borrower hereby agrees to indemnify Escrow Agent for, and hold Escrow Agent harmless against, any loss, liability or expense (including without limitation attorneys' fees and expenses) incurred without gross negligence or wilful misconduct or bad faith on the part of Escrow Agent arising out of or in connection with this Agreement and/or carrying out Escrow Agent's duties hereunder, including costs and expenses of successfully defending Escrow Agent against any claim of liability with respect thereto.

            (e) Escrow Agent may, in its individual or any other capacity, generally engage in any kind of business with Borrower, including without limitation acting as counsel to Borrower in connection with any disputes under the Credit Agreement, this Escrow Agreement and the other Loan Documents or otherwise, as if it were not Escrow Agent hereunder. The parties acknowledge that Barry M. Portnoy is a partner of Escrow Agent, a shareholder of the Advisor and a Trustee of Borrower.

            6. Other Matters. Escrow Agent (and any successor escrow agent or agents) may resign as escrow agent at any time, provided thirty days' prior written notice is given to the other parties hereto, and provided further that a mutually acceptable successor escrow agent has been designated by Borrower and Administrative Agent. In the event that Borrower and Administrative Agent are not able to agree to a successor escrow agent within such thirty day period, Escrow Agent may petition any court having jurisdiction to designate a successor escrow agent.
  The resignation of Escrow Agent (and any successor escrow agent or


   PLEDGE ESCROW AGREEMENT                     M-4
  agents, as the case may be) shall be effective only upon delivery of the Escrowed Documents to the successor escrow agent. Borrower and Administrative Agent reserve the right jointly to remove Escrow Agent, at any time, provided thirty days' prior written notice is given to Escrow Agent.

            7. Termination. This Agreement shall be terminated upon the final delivery by Escrow Agent of the Escrowed Documents in accordance with the terms hereof, or otherwise by written mutual consent signed by all parties hereto.

            8. Notice. All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered (including delivery by courier), or mailed by first class, registered or certified mail, return receipt requested, postage prepaid, addressed, (a) if to Escrow Agent, as follows:

                 Sullivan & Worcester
                 One Post Office Square
                 Boston, Massachusetts 02109
                 United States of America
                 Attn:  Barry M. Portnoy, Esq.

  or such other address as Escrow Agent may indicate by written notice to the other parties, and (b) if to any other party hereto as specified in the Credit Agreement. Each notice, demand, request or communication which shall be given or made in the manner above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

            9. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provisions of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns permitted hereunder. No party to this Agreement may assign this Agreement or any rights hereunder without the prior written consent of the parties hereto; provided that Administrative Agent's rights and obligations hereunder shall automatically (without requirement for further action) be deemed assigned to any successor Administrative Agent.

            10. Entire Agreement; Amendment. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments


   PLEDGE ESCROW AGREEMENT                     M-5
  or understandings with respect to such matters. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extensions or discharge is sought.

            11. Headings. The headings of the sections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

            12. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            13. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.

            14. Non-liability of Trustees. THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

























   PLEDGE ESCROW AGREEMENT                     M-6

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the date and year first above written.

                        HEALTH AND REHABILITATION PROPERTIES TRUST, as Borrower


                        By: ________________________

                        Its: _______________________


                        SULLIVAN & WORCESTER, as Escrow Agent


                        By: ________________________

                        Its: _______________________


                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                        as Administrative Agent

                        By: _______________________

                        Its: ______________________




























                                    S-A-1

                    SCHEDULE I TO PLEDGE ESCROW AGREEMENT

                                Note Documents




















































                                  SCH-I-A-1

                     Exhibit A to Pledge Escrow Agreement

                  [FORM OF NOTICE FROM ADMINISTRATIVE AGENT]

  [date]

  Sullivan & Worcester
  One Post Office Square
  Boston, Massachusetts 02109
  United States of America
  Attn: Barry M. Portnoy, Esq.

  Ladies and Gentlemen:

            [Wells Fargo Bank, National Association], as Administrative Agent (the "Administrative Agent") for purposes of and as defined in the Escrow Agreement dated as of February __, 1994 (as amended, supplemented or otherwise modified prior to the date hereof, the "Escrow Agreement") among Administrative Agent, Health and Rehabilitation Properties Trust and Sullivan & Worcester, as Escrow Agent (the "Escrow Agent"), hereby demands pursuant to the Escrow Agreement that you release [the Escrowed Documents (as defined in the Escrow Agreement) to us][specify delivery of some or all Escrowed Documents to one or more Persons], and certifies that a Perfection Event, as defined in the Credit Agreement described in the Escrow Agreement, has occurred.

                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
                           as Administrative Agent


                           By: ___________________________________

                           Its: __________________________________






















                                    A-A-1

                     Exhibit B to Pledge Escrow Agreement

                        [FORM OF NOTICE FROM BORROWER]

  [date]

  Sullivan & Worcester
  One Post Office Square
  Boston, Massachusetts 02109
  United States of America
  Attn: Barry M. Portnoy, Esq.

  Ladies and Gentlemen:

            I, [insert name of authorized officer], of Health and Rehabilitation Properties Trust ("Borrower"), for purposes of Section 3 of the Escrow Agreement dated as of February __, 1994 among Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and Sullivan & Worcester, as Escrow Agent, as such Escrow Agreement may have been amended to date (the "Escrow Agreement"), do hereby certify as follows:

            [the release of the following Escrowed Documents (as defined in the Escrow Agreement) are necessary for the following reasons:
       [specify reason involving requirement for recordation, re-recordation, use in connection with foreclosure proceedings or other actions, suits or proceedings relating thereto, or for the purpose of enforcing or realizing upon any right represented thereby];] [or]

            [the release of the following Escrowed Documents is required under the Credit Agreement (as defined in the Escrow Agreement) in connection with the grant of Liens permitted by clause (iii) of
       Section 6.8 of such Credit Agreement: [specify documents]; and the financing to which such Liens will relate is as follows: [give brief details]; [or]

            [the release of certain Escrowed Documents is required in connection with the conveyance, sale, lease or other disposal under
       Section 6.3(b) of the following: [give details]; the Escrowed Documents required to be released are as follows: [specify documents]; [or]

            [all Commitments under the Credit Agreement (as defined in the Escrow Agreement) have terminated, and all amounts outstanding from Borrower under the Credit Agreement have been indefeasibly paid in full].

  I hereby further certify that the release requested hereby will not give rise to an Event of Default or otherwise contravene the terms of the Loan Documents.




                                    B-A-1

            A copy of this certificate is being delivered by us to Administrative Agent concurrently herewith. Please release the Escrow Documents specified to us after the lapse of five Business Days from the date you receive this certificate.


            IN WITNESS WHEREOF, I have signed this certificate as of the
   day of         , 19  .


                      HEALTH AND REHABILITATION PROPERTIES TRUST


                      By: _______________________________________

                      Its: ______________________________________


  Acknowledged and agreed:

  WELLS FARGO BANK, NATIONAL ASSOCIATION

  By: __________________________________

  Its: _________________________________






























                                    B-A-2

                                  EXHIBIT N

                                   FORM OF
                     SECURITY DOCUMENTS ESCROW AGREEMENT





            THIS ESCROW AGREEMENT (this "Agreement") is entered into as of __________ __, 199_ by and among O'MELVENY & MYERS, a California general partnership (the "Escrow Agent"), HEALTH AND REHABILITATION PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as Administrative Agent (including any successor Administrative Agent under the Credit Agreement, the "Administrative Agent") under the Revolving Loan Agreement dated as of February ____, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among Borrower, the lenders party thereto, Kleinwort Benson Limited, as Agent, and Administrative Agent.


                               R E C I T A L S

            WHEREAS, Borrower has entered into the Credit Agreement with the parties thereto; and

            WHEREAS, upon the occurrence of a Document Release Event (capitalized terms used in this Agreement and not otherwise defined are used as defined in the Credit Agreement) Borrower shall grant to Administrative Agent a security interest in certain collateral pursuant to certain Security Documents; and

            WHEREAS, Borrower and Administrative Agent wish to appoint Escrow Agent as escrow agent (i) to hold such Security Documents pending the occurrence of a Document Release Event and (ii) to deliver such Security Documents to or to the order of Borrower or Administrative Agent, as the case may be, in accordance with the terms of this Agreement.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. Appointment of Escrow Agent. Borrower and Administrative Agent hereby together appoint and designate Escrow Agent to receive, hold and distribute, as escrow agent, the Security Documents, and Escrow Agent hereby accepts such appointment and designation.






   SECURITY DOC. ESCROW AGMT.

            2.   Delivery into Escrow.

            (a) Escrow Agent hereby acknowledges receipt of the Security Documents listed on Schedule I hereto. Borrower may deliver additional Security Documents from time to time to the Escrow Agent, together with a supplement to Schedule I listing such additional Security Documents, and shall obtain a written receipt from Escrow Agent for the additional Security Documents listed on such supplement. Escrow Agent shall deliver a copy of such supplement to Administrative Agent and Agent promptly following the giving of its receipt to Borrower for such additional Security Documents. Escrow Agent shall attach such supplements to this Agreement, but each such supplement shall be a part of Schedule I for all purposes from the date Escrow Agent gives its receipt to Borrower for the additional Security Documents listed thereon, notwithstanding any failure by Escrow Agent to so attach such supplement. All Security Documents delivered to Escrow Agent pursuant hereto and in accordance with the requirements of this Section 2(a), for as long as such documents remain subject to the escrow described herein, are referred to as the "Escrowed Documents".

            (b) Escrow Agent shall hold the Escrowed Documents in its possession on its premises, and shall use the same degree of care and skill in storing the Escrowed Documents as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            3. Document Release Event. Borrower and Administrative Agent hereby agree that, notwithstanding the terms of any of the Escrowed Documents, such Escrowed Documents shall not be deemed delivered by Borrower to Administrative Agent until the occurrence of a Document Release Event. Upon and as from the date of the occurrence of a Document Release Event, all such Escrowed Documents shall be deemed delivered by Borrower to Administrative Agent and fully in effect among the parties thereto, without notice to Borrower or Escrow Agent or the requirement of any other notice or action from Administrative Agent or any other party. Notwithstanding the foregoing, Borrower shall have no right to revoke its delivery of the Escrowed Documents to Escrow Agent nor, except as expressly provided in this Agreement, any right to request the release of any of the Escrowed Documents.

            4.  Conditions of Escrow.

            (a) Escrow Agent shall hold the Escrowed Documents until the occurrence of (i) an Administrative Agent Delivery Event, or (ii) a Borrower Delivery Event, as such terms are defined below; provided, that Escrow Agent may release to Borrower any document or documents with the prior written consent of Agent and Administrative Agent. Any document or documents so released shall be deemed deleted from Schedule I hereto upon such release, and shall upon its release cease to be an Escrowed Document.

            (b) Upon the occurrence of an Administrative Agent Delivery Event, Escrow Agent shall promptly deliver (notwithstanding any


   SECURITY DOC. ESCROW AGMT.

  objection to such delivery received from Borrower or any other Person other than as specifically provided in Section 5 below) the Escrowed Documents to Administrative Agent or such other Person as shall be nominated for such purpose by Administrative Agent. Subject to Section 5 hereof and unless Administrative Agent in writing objects to such delivery and such objection is received by Escrow Agent before such delivery, upon the occurrence of a Borrower Delivery Event, Escrow Agent shall, promptly following the fifth Business Day after such occurrence, deliver the Escrowed Documents described in the relevant Borrower Delivery Event Notice to Borrower or such other Person as shall be nominated by Borrower. Subject to Section 5 below, Escrow Agent shall under no circumstances deliver any Escrowed Documents to Borrower or any Person nominated by Borrower if Escrow Agent is in receipt of an objection to such delivery from Administrative Agent.

            (c)  For purposes of this Agreement:

            "Administrative Agent Delivery Event" means the delivery by Administrative Agent to Escrow Agent of a notice in substantially the form of Exhibit A hereto duly signed by Administrative Agent;

            "Administrative Agent Delivery Event Notice" means a notice referred to in the definition of Administrative Agent Delivery Event;

            "Borrower Delivery Event" means the delivery, at such time as neither a Document Release Event nor an Administrative Agent Delivery Event has occurred, by Administrative Agent and Borrower to Escrow Agent of a notice in substantially the form of Exhibit B hereto duly signed by Borrower and, if required, acknowledged by Administrative Agent; and

            "Borrower Delivery Event Notice" means a notice referred to in the definition of Borrower Delivery Event.

            5. Settlement of Disputes. Any disputes which may arise under this Escrow Agreement with respect to (i) the delivery, ownership and/or right of possession of the Escrowed Documents, (ii) the facts upon which Escrow Agent's determinations are based, (iii) the duties of Escrow Agent hereunder and (iv) any other matters arising under this Agreement, shall be settled either by mutual agreement of the parties to such dispute, evidenced by appropriate instructions in writing to Escrow Agent signed by Borrower and Administrative Agent, or by a final judgment, order or decree of a court of competent jurisdiction in the United States of America ("Competent Court"), the time for appeal therefrom having expired and no appeal having been perfected. Escrow Agent shall be under no duty to institute or defend any such proceedings and none of the costs and expenses of any such proceedings shall be borne by Escrow Agent. In the event the terms of a settlement of a dispute hereunder increase the duties or liabilities of Escrow Agent hereunder and Escrow Agent has not participated in such settlement so as to be bound thereby, then such settlement shall be effective as to Escrow Agent in respect of such increase in its duties or liabilities


   SECURITY DOC. ESCROW AGMT.

  only upon Escrow Agent's written assent thereto. Prior to the settlement of any dispute as provided in this Section 5, Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, such portion of the Escrowed Documents which is the subject of, or involved in, the dispute; provided that Escrow Agent shall deliver the Escrowed Documents to Administrative Agent upon the occurrence of an Administrative Agent Delivery Event regardless of any dispute with Borrower, including without limitation as to any certification contained in the relevant Administrative Agent Delivery Event Notice, unless (and only for so long as) Escrow Agent is otherwise directed by order or other compulsory process of a Competent Court.

            6.  Escrow Agent Duties and Indemnification.

            (a) Escrow Agent undertakes to perform such duties and only such duties as are expressly set forth herein, and no implied covenants or obligations shall be read into this Agreement against Escrow Agent.

            (b) Escrow Agent may rely upon, and shall be protected in acting or refraining from acting upon, and shall not be bound to make any investigation into the facts or matters stated in, any written notice, instruction or request furnished to it hereunder and believed by it to be genuine.

            (c) Notwithstanding any other provisions of this Agreement, each of the Borrower and the Administrative Agent agrees that Escrow Agent shall not be liable for any action taken or not taken by it in connection with this Agreement (i) with the consent or at the request of Administrative Agent, or (ii) in the absence of its gross negligence or willful misconduct. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

            (d) Borrower hereby agrees to indemnify Escrow Agent for, and hold Escrow Agent harmless against, any loss, liability or expense incurred without gross negligence or wilful misconduct or bad faith on the part of Escrow Agent arising out of or in connection with Escrow Agent's entering into this Agreement and carrying out Escrow Agent's duties hereunder, including costs and expenses of successfully defending Escrow Agent against any claim of liability with respect thereto.

            (e) Escrow Agent may, in its individual or any other capacity, generally engage in any kind of business with Agent, Administrative Agent and/or any Lenders, including without limitation acting as counsel to any of the foregoing in connection with any disputes under the Credit Agreement, this Escrow Agreement and the other Loan Documents or otherwise, as if it were not Escrow Agent hereunder.

            7. Other Matters. Escrow Agent (and any successor escrow agent or agents) may resign as escrow agent at any time, provided thirty days' prior written notice is given to the other parties hereto, and provided further that a mutually acceptable successor escrow agent has


   SECURITY DOC. ESCROW AGMT.

  been designated by Borrower and Administrative Agent. In the event that Borrower and Administrative Agent are not able to agree to a successor escrow agent within such thirty day period, Escrow Agent may petition any court having jurisdiction to designate a successor escrow agent.
  The resignation of Escrow Agent (and any successor escrow agent or agents, as the case may be) shall be effective only upon delivery of the Escrowed Documents to the successor escrow agent. Borrower and Administrative Agent reserve the right jointly to remove Escrow Agent, at any time, provided thirty days' prior written notice is given to Escrow Agent.

            8. Termination. This Agreement shall be terminated upon the final delivery by Escrow Agent of the Escrowed Documents in accordance with the terms hereof, or otherwise by written mutual consent signed by all parties hereto.

            9. Notice. All notices, demands, requests or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered (including delivery by courier), or mailed by first class, registered or certified mail, return receipt requested, postage prepaid, addressed, (a) if to Escrow Agent, as follows:

                 O'Melveny & Myers
                 153 East 53rd Street
                 New York, New York 10022
                 United States of America
                 Attn: Theresa A. Cerezola

  or such other address as Escrow Agent may indicate by written notice to the other parties, and (b) if to any other party hereto as specified in the Credit Agreement. Each notice, demand, request or communication which shall be given or made in the manner above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

            10. Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provisions of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns permitted hereunder. No party to this Agreement may assign this Agreement or any rights hereunder without the prior written consent of the parties hereto; provided that Administrative Agent's rights and obligations hereunder shall automatically (without requirement for



   SECURITY DOC. ESCROW AGMT.

  further action) be deemed assigned to any successor Administrative
  Agent.

            11. Entire Agreement; Amendment. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. This Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extensions or discharge is sought.

            12. Headings. The headings of the sections contained in this Agreement are inserted for convenience only and do not form a part or affect the meaning, construction or scope thereof.

            13. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT UNDER AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            14. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.

            15. Nonliability of Trustees. THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.






                 [remainder of page intentionally left blank]












   SECURITY DOC. ESCROW AGMT.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the date and year first above written.

                        HEALTH AND REHABILITATION PROPERTIES TRUST, as Borrower


                        By: ________________________

                        Its: _______________________


                        O'MELVENY & MYERS, as Escrow Agent


                        By: ________________________

                        Its: _______________________


                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                        as Administrative Agent

                        By: _______________________

                        Its: ______________________

              SCHEDULE I TO SECURITY DOCUMENTS ESCROW AGREEMENT


                              Security Documents



















































                                   SCH-I-1

               Exhibit A to Security Documents Escrow Agreement

                  [FORM OF NOTICE FROM ADMINISTRATIVE AGENT]


  [date]

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  United States of America
  Attn: Theresa A. Cerezola

  Ladies and Gentlemen:

            [Wells Fargo Bank, National Association], as Administrative Agent (the "Administrative Agent") for purposes of and as defined in the Escrow Agreement dated as of February __, 1994 (as amended, supplemented or otherwise modified prior to the date hereof, the "Escrow Agreement") among Administrative Agent, Health and Rehabilitation Properties Trust ("Borrower") and O'Melveny & Myers, as Escrow Agent (the "Escrow Agent") and the Revolving Loan Agreement dated as of February ____, 1994 (as amended, supplemented or modified from time to time, the "Credit Agreement") among Borrower, the lenders party thereto, Kleinwort Benson Limited, as Agent, and Administrative Agent (capitalized terms used in this notice and not otherwise defined are used as defined in the Credit Agreement), hereby demands pursuant to the Escrow Agreement that you release [the Escrowed Documents (as defined in the Escrow Agreement) to us][specify delivery of some or all Escrowed Documents to one or more Persons], and certifies that (a) a Perfection Event has occurred; or (b) [based on information provided by Borrower to Administrative Agent, the Lenders or any other Person]4 an event of the type described in clauses
  (i) or (ii) of the definition of Document Release Event contained in the Credit Agreement has occurred.

                           WELLS FARGO BANK, NATIONAL
                            ASSOCIATION,
                           as Administrative Agent


                           By: _____________________________

                           Its:_____________________________









               4Insert bracketed language if necessary.

               Exhibit B to Security Documents Escrow Agreement

                        [FORM OF NOTICE FROM BORROWER]

  [date]

  O'Melveny & Myers
  153 East 53rd Street
  New York, New York 10022
  United States of America
  Attn: Theresa A. Cerezola

  Ladies and Gentlemen:

            I, [insert name of authorized officer], of Health and Rehabilitation Properties Trust ("Borrower"), for purposes of Section 4 of the Escrow Agreement dated as of __________ __, 1994 among Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and O'Melveny & Myers, as Escrow Agent, as such Escrow Agreement may have been amended to date (the "Escrow Agreement"), do hereby certify as follows:

       [the release of the following Escrowed Documents is required under the Credit Agreement (as defined in the Escrow Agreement) in connection with the grant of Liens permitted by clause (iii) of
       Section 6.8 of such Credit Agreement: [specify documents]; and the financing to which such Liens will relate is as follows: [give brief details]; [or]

       [the release of certain Escrowed Documents is required in connection with the conveyance, sale, lease or other disposal of the following permitted under Section 6.3(b) of the Credit Agreement (as defined in the Escrow Agreement): [give details]; the Escrowed Documents required to be released are as follows:
       [specify documents]; [or]

       [all Commitments under the Credit Agreement have terminated, and all amounts outstanding from Borrower under the Credit Agreement have been indefeasibly paid in full].

  I hereby further certify that the release requested hereby will not give rise to an Event of Default or otherwise contravene the terms of the Loan Documents.

            A copy of this certificate is being delivered by us to Administrative Agent concurrently herewith. Please release the Escrow Documents specified to us after the lapse of five Business Days from the date you receive this certificate.


            IN WITNESS WHEREOF, I have signed this certificate as of the
   day of         , 19  .

                      HEALTH AND REHABILITATION PROPERTIES
                       TRUST


                      By: __________________________________

                      Its:__________________________________


  Acknowledged and agreed:

  WELLS FARGO BANK, NATIONAL ASSOCIATION


  By: __________________________________

  Its: _________________________________

                                  SCHEDULE 1

                             LENDERS' COMMITMENTS



            Lender                                  Commitment

       Kleinwort Benson Limited                     $20,000,000

       Daiwa Bank, Ltd.                             $20,000,000

       Barclays Bank PLC, New York Branch           $15,000,000

       Fleet Bank of Massachusetts                  $15,000,000

       National Westminster Bank, USA               $15,000,000

       Wells Fargo Bank, N.A.                       $15,000,000

       Corestates Bank                              $10,000,000


































                                 SCHEDULE-1-1

                                  SCHEDULE 2

               LIST OF LEASES AND MORTGAGE INTEREST AGREEMENTS
                 LIST OF CREDIT SUPPORT AGREEMENT FOR LEASES
               LIST OF CREDIT SUPPORT AGREEMENTS FOR MORTGAGES


               LIST OF LEASES AND MORTGAGE INTEREST AGREEMENTS

                   PROPERTY                   LEASE/MORTGAGE

          Greenery Extended Care       Lease between HRPT and
          Center at Cheshire           Connecticut Subacute
          50 Hazel Drive               Corporation II, dated
          Cheshire, CT 06410 (1)       2/11/94.



          Greenery Extended Care       Lease Agreement between HRPT
          Center                       as Landlord and Horizon
          59 Acton Street              Healthcare Corporation as
          Worcester, MA 01602 (2)      Tenant dated 2/11/94.

                                       Purchase Option Agreement,
                                       dated 2/11/94.
          Greenery Healthcare Center   Mortgage and Security
          at Howell                    Agreement by Horizon
          3003 West Grand River        Healthcare Corporation to
          Avenue                       HRPT, dated 11/29/93
          Howell, MI  48843 (3)        effective 2/11/94.

                                       Assignment of Leases and
                                       Rents from Horizon
                                       Healthcare Corporation to
                                       HRPT, dated 2/11/94.

                                       Promissory Note in the
                                       original principal amount of
                                       $5,100,000 from Horizon
                                       Healthcare Corporation to
                                       HRPT, dated 2/11/94.

          Greenery Rehabilitation and  Lease between HRPT as
          Skilled Nursing Center at    Landlord and Horizon
          the Gulf Coast               Healthcare Corporation as
          1400 Lindberg Drive          Tenant dated 2/11/94.
          Slidell, LA 70458 (4)
                                       Purchase Option Agreement,
                                       dated 2/11/94.







                                 SCHEDULE-2-1

                   PROPERTY                   LEASE/MORTGAGE

          Greenery Rehabilitation and  Lease between HRPT as
          Skilled Nursing Center at    Landlord and Horizon
          Meadowlands                  Healthcare Corporation as
          RD #1, Box 146               Tenant, dated 2/11/94.
          Route 519 South
          Canonsburg, PA 15317 (5)     Purchase Option Agreement,
                                       dated 2/11/94.

          Greenery Rehabilitation and  Lease between HRPT as
          Skilled Nursing Center of    Landlord and Horizon
          Middleboro                   Healthcare Corporation as
          Isaac Street                 Tenant, dated 2/11/94.
          P.O. Box 1330
          Middleboro, MA 02346 (6)     Purchase Option Agreement,
                                       dated 2/11/94.
          Greenery Rehabilitation and  Lease between HRPT as
          Skilled Nursing Center at    Landlord and Horizon
          Hyannis                      Healthcare Corporation as
          89 Lewis Bay Road            Tenant, dated 2/11/94.
          Hyannis, MA 02601 (7)
                                       Purchase Option Agreement,
                                       dated 2/11/94.

          Greenery Extended Care       Lease between HRPT as
          Center of North Andover      Landlord and Horizon
          75 Park Street               Healthcare Corporation as
          North Andover, MA 01845 (8)  Tenant, dated 2/11/94.

                                       Purchase Option Agreement,
                                       dated 2/11/94.

          Clifton House                Lease between HRPT as
          Rehabilitation Center        Landlord and Connecticut
          181 Clifton Street           Subacute Corporation II as
          New Haven, CT 06513 (9)      Tenant, dated 2/11/94.
          Greenery                     Lease between HRPT as
          Rehabilitation               Landlord and Connecticut
          Center at Waterbury          Subacute Corporation II as
          177 Whitewood Road           Tenant, dated 2/11/94.
          Waterbury, CT  06708 (10)

          The Phoenix Rehabilitation   Lease between HRPT as
          Center                       Landlord and Sunrise
          555 16th Avenue              Healthcare Corporation as
          Seattle, WA  98122 (11)      Tenant, dated 11/1/93









                                 SCHEDULE-2-2

                   PROPERTY                   LEASE/MORTGAGE

          New Forestville Health and   Master Lease between HRPT
          Rehabilitation Center        (Lessor) and Connecticut
          23 Fair Street               Subacute Corporation
          Forestville, CT 06010 (12)   (Lessee) dated 7/23/93
          [Not in BB]
                                       Facility Lease between the
                                       same parties dated 7/23/93

          Ten Broeck Hospital          Master Lease between HRPT
          8521 Le Grange Road          (Landlord) and KMI/Hickory
          Louisville, KY 40242 (13)    Partnership, dated 10/2/87
          [Not in BB]                  Amendments:
                                       11/4/87, 12/30/88
          Ten Broeck                   Property is leased under the
          One Third Avenue, N.W.       same Lease described with
          Hickory, NC 28601 (14)       respect to property number
          [Not in BB]                  (13) above.

          Waterford Health and         Lease dated November 1,
          Rehabilitation Center        1993, between HRPT as
          171 Rope Ferry Road          Landlord and Sunrise
          Waterford, CT 06385 (15)     Healthcare Corporation as
                                       Tenant.

          Westcott Care Center         Property is leased under the
          65 Westcott Road             same Lease described with
          Killingly, CT 06239 (16)     respect to property number
                                       (15) above.
          Windham Hills Care Center    Property is leased under the
          595 Valley Street            same Lease described with
          Willimantic, CT  06226(17)   respect to property number
                                       (15) above

          Wyant Woods Care Center      Master lease between HRPT
          200 Wyant Road               (Lessor) and Horizon
          Akron, OH 44313 (18)         Healthcare Corporation
                                       (Lessee) 5/15/87.

                                       Facility Lease dated 5/15/87
                                       between same parties.

                                       First Amendment: 2/19/88

                                       Second Amendment: 3/31/89

                                       Amendment to Master Lease
                                       and Termination of Leases
                                       dated November 1, 1993.






                                 SCHEDULE-2-3

                   PROPERTY                   LEASE/MORTGAGE

          Flagship Healthcare Center   Master Lease between HRPT as
          466 Flagship Road            Landlord and AMS Properties,
          Newport Beach, CA 92663      Inc. (``AMS'') as tenant
          (19)                         dated
                                       12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90.

          Golden Hill Health Care      Master Lease between HRPT as
          Center                       Landlord and AMS as tenant
          1201 34th Street             dated
          San Diego, CA 92102 (20)     12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90.
          Lancaster Convalescent       Master Lease between HRPT as
          Hospital                     Landlord and AMS as tenant
          1642 West Avenue J           dated
          Lancaster, CA 93534 (21)     12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90.

          Pacific Gardens              Master Lease between HRPT as
          Convalescent Hospital        Landlord and AMS as tenant
          577 South Peach Street       dated
          Fresno, CA 93727   (22)      12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties
                                       12/28/90.

                                       Sublease dated as of March
                                       31, 1993, between AMS, as
                                       sublessor, and Pleasant Care
                                       Corporation, as subtenant.









                                 SCHEDULE-2-4

                   PROPERTY                   LEASE/MORTGAGE

          Palm Springs Healthcare      Master Lease between HRPT as
          277 South Sunrise Way        Landlord and AMS as tenant
          Palm Springs, CA 92262 (23)  dated
                                       12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90.

          Friendship Manor Nursing     Master Lease between HRPT as
          Home                         Landlord and AMS as tenant
          305 Friendship Drive         dated
          Nashville, IL 62233 (24)     12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90.

                                       Sublease dated December 23,
                                       1992, between AMS
                                       Properties, Inc., as
                                       sublessor and Friendship
                                       Manor Health Center, Inc.,
                                       as subtenant.
          Christopher East Health      Master Lease between HRPT as
          Care Center                  Landlord and AMS as tenant
          1132 E. Knapp Street         dated
          Milwaukee, WI 53202 (25)     12/28/90
          (Same as Property (35))
                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 3/27/92

          Greentree Healthcare Center  Master Lease between HRPT as
          70 Greentree Road            Landlord and AMS as tenant
          Clintonville, WI 54929 (26)  dated
                                       12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90









                                 SCHEDULE-2-5

                   PROPERTY                   LEASE/MORTGAGE

          Northwest Health Center      Mortgage from AMS to HRPT
          7800 West Fond Du Lac Ave.   dated 12/28/90
          Milwaukee, WI 53218 (27)
                                       $15,000,000 Promissory Note
                                       dated as of 12/28/90 made by
                                       AMS to HRPT, together with
                                       Reformation of Promissory
                                       Note dated as of 12/28/90

          Tarzana Extended Care        Master Lease between HRPT as
          Center                       Landlord & AMS as Tenant
          5650 Reseda Blvd.            12/28/90
          Tarzana, CA 91356 (28)
                                       Amendment: 12/29/93

                                       Facility Lease between same
                                       parties 12/28/90
          Thousand Oaks Health Care    Master Lease between HRPT as
          Center                       Landlord & AMS as Tenant
          93 West AV DE Los Arboles    12/28/90
          Thousand Oaks, CA 91360
          (29)                         Amendment: 12/29/93

                                       Facility Lease between same
                                       parties 12/28/90

          Van Nuys Health Care Center  Master Lease between HRPT
          6835 Hazeltine Street        (Landlord) and AMS (Tenant)
          Van Nuys, CA 91405 (30)      12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90

          Cedars Health Care Center    Master Lease between HRPT as
          1599 Ingals                  Landlord and AMS as tenant
          Lakewood, CO 80214 (31)      dated
                                       12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90










                                 SCHEDULE-2-6

                   PROPERTY                   LEASE/MORTGAGE

          Cherrelyn Manor              Master Lease between HRPT as
          5555 South Elati Street      Landlord and AMS as tenant
          Littleton, CO 80120 (32)     dated
                                       12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90

          Park Manor Health Care       Master Lease between HRPT as
          Center                       Landlord and AMS as tenant
          1824 East Park Place         dated
          Milwaukee, WI 53211 (33)     12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90
          Pine Manor Health Care       Master Lease between HRPT as
          Center                       Landlord and AMS as tenant
          P.O. Box 30                  dated
          Clintonville, WI 54929 (34)  12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90

          River Hills East Health      [Same as property #25]
          Care Center (35)
          [Same address as
          property #25]

          River Hills West Health      Mortgage dated 12/28/90 from
          Care Center                  AMS to HRPT
          321 Riverside Drive
          Pewaukee, WI 53072 (36)      $15,000,000 Promissory Note
                                       dated as of 12/28/90 made by
                                       AMS to HRPT, together with
                                       Reformation of Promissory
                                       Note dated as of 12/28/90
          Sunnyhill Healthcare Center  Master Lease between HRPT as
          4325 Nakoma Road             Landlord and AMS as tenant
          Madison, WI 53711 (37)       dated
                                       12/28/90

                                       Amendment: 12/29/93

                                       Facility lease between same
                                       parties 12/28/90



                                 SCHEDULE-2-7

                   PROPERTY                   LEASE/MORTGAGE

          Virginia Health Care Center  Master Lease between HRPT as
          1471 Waukesha Avenue         Landlord and AMS as Tenant,
          Waukesha, WI 53186 (38)      12/28/90

                                       Amendment: 12/29/93

                                       Facility Lease between same
                                       parties 12/28/90

          Woodland Health Center       Master Lease between HRPT as
          18741 West Bluemound Road    Landlord and AMS as Tenant,
          Brookfield, WI 53005 (39)    12/28/90

                                       Amendment: 12/29/93

                                       Facility Lease between same
                                       parties 12/28/90
          La Mesa Care Center          Master Lease between HRPT,
          2470 S. Arizona Avenue       as Landlord and GCI Health
          Yuma, AZ 85364 (40)          Care Centers, Inc., as
                                       Tenant, dated 6/30/92.
                                       Amendment: 6/30/92
                                       Amendment: 12/29/93

                                       Facility Lease between the
                                       same parties: 6/30/92

          SunQuest Village of Yuma     Master Lease between HRPT,
          265 E. 24th Street           as Landlord and GCI Health
          Yuma, AZ 85364 (41)          Care Centers, Inc., as
                                       Tenant, dated 6/30/92.
                                       Amendment: 6/30/92
                                       Amendment: 12/29/93

                                       Facility Lease between the
                                       same parties: 6/30/92

          Village Green Nursing Home   Master Lease between HRPT,
          2932 N. 14th Street          as Landlord and GCI Health
          Phoenix, AZ 85014 (42)       Care Centers, Inc., as
                                       Tenant, dated 6/30/92.
                                       Amendment: 6/30/92
                                       Amendment: 12/29/93

                                       Facility Lease between the
                                       same parties: 6/30/92








                                 SCHEDULE-2-8

                   PROPERTY                   LEASE/MORTGAGE

          LaSalette Rehabilitation     Master Lease between HRPT,
          and Convalescent Hospital    as Landlord and GCI Health
          537 E. Fulton                Care Centers, Inc., as
          Stockton, CA 95204 (43)      Tenant, dated 6/30/92.
                                       Amendment: 6/30/92
                                       Amendment: 12/29/93

                                       Facility Lease between the
                                       same parties: 6/30/92



          Huron Nursing Home           Master Lease between HRPT,
          15th & Michigan              as Landlord and GCI Health
          P.O. Box 1277                Care Centers, Inc., as
          Huron, SD 57350 (44)         Tenant, dated 6/30/92.
                                       Amendment: 6/30/92
                                       Amendment: 12/29/93

                                       Facility Lease between the
                                       same parties: 6/30/92
          Mom & Dad's Home & Health    Master Lease between HRPT,
          Care Center                  as Landlord and GCI Health
          3600 S. Norton               Care Centers, Inc., as
          Sioux Falls, SD 57105 (45)   Tenant, dated 6/30/92.
                                       Amendment: 6/30/92
                                       Amendment: 12/29/93

                                       Facility Lease between the
                                       same parties: 6/30/92

          SunQuest Village of Huron    Master Lease between HRPT,
          1251 Arizona SW              as Landlord and GCI Health
          Huron, SD 57350 (46)         Care Centers, Inc., as
                                       Tenant, dated 6/30/92.
                                       Amendment: 6/30/92
                                       Amendment: 12/29/93

                                       Facility Lease between the
                                       same parties: 6/30/92














                                 SCHEDULE-2-9

                   PROPERTY                   LEASE/MORTGAGE

          Gentry Care North            Lease and Security
          2452 North Broadway          Agreement, dated as of
          Council Bluffs, Iowa 51501   September 1, 1990, by and
          (74)                         between SAFECARE Company,
                                       Inc. and Estate of Elizabeth
                                       A. Lynn, as landlord, and
                                       Quality Care of Council
                                       Bluffs North, Inc., as
                                       tenant, as amended by Loan
                                       Agreement dated June 25,
                                       1992, as assigned to Health
                                       and Rehabilitation
                                       Properties Trust pursuant to
                                       Assignment and Assumption of
                                       Leases, Contracts and
                                       Agreements, dated as of June
                                       4, 1993 by and between
                                       SAFECARE-E.A. LYNN HOMES,
                                       VENTURE 12, a Washington
                                       joint venture and Health and
                                       Rehabilitation Properties
                                       Trust.
































                                SCHEDULE-2-10

                   PROPERTY                   LEASE/MORTGAGE

          Beverly Manor                Lease and Security
          1317 North 36th Street       Agreement, dated as of March
          St. Josephs, Missouri (75)   10, 1975 between SAFECARE
                                       Company, Inc., as original
                                       landlord and David Cathcart
                                       and Beverly J. Cathcart, as
                                       original tenant, as amended
                                       by letter, dated January 9,
                                       1976 between original
                                       landlord and original tenant
                                       and by a second amendment to
                                       lease (``Second Amendment'')
                                       dated as of May 1, 1991
                                       between original landlord,
                                       original tenant and Beverly
                                       Manor, Inc. (``Tenant''),
                                       and as assigned (i) by
                                       original tenant to Tenant
                                       pursuant to the Second
                                       Amendment and (ii) by
                                       original landlord to Health
                                       and Rehabilitation
                                       Properties Trust pursuant to
                                       an Assignment and Assumption
                                       of Leases, Contracts and
                                       Agreements dated as June
                                       4,1993, by and between
                                       original landlord and Health
                                       and Rehabilitation
                                       Properties Trust

          Monterey Nursing Inn         Lease and Security
          3929 Hoover Road             Agreement, dated as of
          Grove City, Ohio  (76)       December 1, 1990, by and
                                       between SCIT, Inc., as
                                       landlord and The MacIntosh
                                       Company, as tenant, as
                                       assigned to Health and
                                       Rehabilitation Properties
                                       Trust pursuant to an
                                       Assignment and Assumption of
                                       Leases, Contracts and
                                       Agreements, dated as of June
                                       4, 1993 by and between SCIT,
                                       Inc. and Health and
                                       Rehabilitation Properties
                                       Trust.







                                SCHEDULE-2-11

                   PROPERTY                   LEASE/MORTGAGE

          Greenery Extended Care       Mortgage and Security
          Center 34225 Grand River     Agreement by Horizon
          Avenue                       Healthcare Corporation to
          Farmington, MI  48335 (77)   HRPT, dated 11/29/93,
                                       effective 2/11/94.

                                       Promissory Note in original
                                       principal amount of
                                       $4,300,000 from Horizon
                                       Healthcare Corporation to
                                       HRPT, dated 2/11/94.

                                       Assignment of Leases and
                                       Rents dated 2/11/94 from
                                       Horizon Healthcare
                                       Corporation to HRPT.






































                                SCHEDULE-2-12

                 LIST OF CREDIT SUPPORT AGREEMENTS FOR LEASES


  HORIZON HEALTHCARE CORPORATION (other than the leased premises located at 200 Wyant Road, Fairlawn, Ohio)

       1. Mortgage and Security Agreement dated as of February 11, 1994 from Horizon Healthcare Corporation to Health and Rehabilitation Properties Trust, regarding the mortgaged property described therein located in the township of Howell, Livingston County, Michigan.

       2. Mortgage and Security Agreement dated as of February 11, 1994, from Horizon Healthcare Corporation to Health and Rehabilitation Properties Trust, regarding the mortgaged property described therein located in Farmington, Oakland County, Michigan.

       3. Assignment of Leases and Rents granted as of February 11, 1994 by Horizon Healthcare Corporation to Health and Rehabilitation
  Properties Trust relating to certain premises located in Howell, Livingston County, Michigan.

       4. Assignment of Leases and Rents granted February 11, 1994, by Horizon Healthcare Corporation to Health and Rehabilitation Properties Trust relating to certain premises located in Farmington, Oakland County, Michigan.

       5. Purchase Option Agreement dated as of February 11, 1994, between Horizon Healthcare Corporation and Health and Rehabilitation Properties Trust.


  HORIZON HEALTHCARE CORPORATION
  (Leased Premises at 200 Wyant Road, Fairlawn, Ohio only).

       None.


  CONNECTICUT SUBACUTE CORPORATION II.

       1.  Guaranty dated as of February 11, 1994 made by Horizon
  Healthcare Corporation to Health and Rehabilitation Properties Trust.


  SUNRISE HEALTHCARE CORPORATION

       1. Guaranty dated November 1, 1993 made by Sun Health Care Group, Inc. in favor of Health and Rehabilitation Properties Trust.


  AMS PROPERTIES, INC. AND GCI HEALTH CARE SERVICES, INC.

       1. Acquisition agreement, dated as of December 28, 1990 among GranCare, Inc., (f/k/a AMS Holding Co.) ("GranCare"), American Medical Services, Inc. ("AMS"), AMS Properties, Inc. ("AMS Properties"),


                                SCHEDULE-2-13

  HostMasters, Inc. ("HMI") and Health and Rehabilitation Properties Trust ("HRP") as modified by (a) an Amendment No. 1 to Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement, and Amendment No. 1 to Renovation Funding Agreement dated as of December 28, 1990, (b) an Amendment to Security Agreements, and Amendment No. 2 and Waiver to Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement, dated as of July 31, 1991, (c) an Amendment No. 3 to Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement and Amendment No. 1 to Renovation Escrow Agreement, dated as of September 13, 1991,
  (d) an Amendment No. 4 and Waiver to Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement, dated as of September 30, 1991, (e) an Amendment to Transaction Documents, dated as of January 13, 1992 (f) an Amendment to Transaction Documents, dated as of March 28, 1992, (f) an Amendment to Transaction Documents, dated as of March 28, 1992, (g) an Amendment to AMS Transaction Documents, dated as of July 31, 1992,
  (h) an Amendment to AMS Transaction Documents, dated as of September 25, 1992, (i) an Amendment to AMS Transaction Documents, dated as of October 23, 1992, (j) an Amendment to AMS Properties Transaction Documents dated as of December 21, 1992, (k) an Amendment to AMS Properties Transaction Documents dated as of January 28, 1993 and (l) an Amendment to AMS Properties Transaction Documents dated as of February 26, 1993.

       2. Guaranty dated as of December 28, 1990 made by GranCare in favor of HRP.

       3. Subordination agreement, dated as of December 28, 1990, among GranCare as subordinate creditor, AMS Properties, Inc. as debtor, and HRP as senior creditor, pursuant to which all obligations of AMS Properties, Inc. to the subordinated creditor are subordinated.

       4. Pledge Agreement dated as of December 28, 1990, from AMS to HRP, consented to by AMS Properties, Inc., as supplemented by a Pledge Agreement Supplement dated as of December 29, 1993, from GranCare (as successor to AMS) to HRP.

       5. Security Agreement dated as of December 28, 1990 from AMS Properties, Inc. to HRP.

       6. An Amended and Restated Renovation Funding Agreement dated as of January 13, 1992, as amended, between AMS Properties, Inc. and HRP.

       7. Renovation Loan Agreement, dated as of March 28, 1992, by and between AMS Properties, Inc. and HRP.

       8. Promissory Note, dated as of March 28, 1992, in the original principal amount of $1,250,000, executed by AMS Properties, Inc. and accepted by HRP.

       9. Amended and Restated HRP Share's Pledge Agreement, dated as of June 30, 1992 between AMS Properties, Inc. and HRP.

       10. Amended and Restated Voting Trust Agreement, dated as of June 30, 1992 between AMS Properties, Inc. and HRPT Advisors, Inc., as voting trustee.


                                SCHEDULE-2-14

       11. Guaranty, Cross Default and Cross Collateralization Agreement, dated as of June 30, 1992 among AMS Properties, Inc., GCI Health Care Centers, Inc. and HRP.

       12. Collateral Assignment of Contracts and Permits dated as of December 28, 1990, from AMS Properties, Inc. to HRP.

       13. Pledge Agreement dated as of June 30, 1992 among GranCare, GCI Health Care Centers, Inc. and HRP.

       14. Guaranty dated as of June 30, 1992 among GranCare, GCI Heath Care Centers, Inc. and HRP.

       15. Security Agreement dated as of June 30, 1992 between GCI Health Care Centers, Inc. and HRP.

       16. Assignment of Contracts, Licenses and Permits dated as of June 30, 1992 made by GCI Health Care Centers, Inc. to HRP.

       17. Subordination Agreement dated as of June 30, 1992 by and among GCI Health Care Centers, Inc., HRP and GranCare.

       18. Subordination Agreement dated as of June 30, 1992 by and among GCI Health Care Centers, Inc., HRP and AMS Properties, Inc.

       19. A Subordination Agreement dated as of December 28, 1990 among HMI as subordinate creditor, AMS Properties, Inc. as debtor and HRP as senior creditor;

       20. A Subordination Agreement dated as of December 28, 1990 among HMI Convalescent Care, Inc. as subordinate creditor, AMS Properties, Inc. as debtor and HRP as senior creditor.

       21. A Subordination Agreement dated as of December 28, 1990 among AMS Greentree, Inc. as subordinate creditor, AMS Properties, Inc. as debtor and HRP as senior creditor.

       22. A Subordination Agreement dated as of December 28, 1990 among AMS Leisure, Inc. as subordinate creditor, AMS Properties, Inc. as debtor and HRP as senior creditor.

       23. A Subordination Agreement dated as of December 28, 1990 among American-Cal Medical Services, Inc. as subordinate creditor, AMS Properties, Inc. as debtor and HRP as senior creditor.

       24. A Subordination Agreement dated as of December 28, 1990 among American-Cal Medical Services No. 1, Inc. as subordinate creditor, AMS Properties, Inc. as debtor and HRP as senior creditor.

       25. Mortgage and Security Agreement dated as of December 28, 1990 made by AMS Properties, Inc. to HRP, regarding the mortgaged property described therein located in the City of Milwaukee, County of Milwaukee, State of Wisconsin.



                                SCHEDULE-2-15

       26. Mortgage and Security Agreement dated as of December 28, 1990 made by AMS Properties, Inc. to HRP, regarding the mortgaged property located in Village of Pewaukee, County of Waukesha, State of Wisconsin.


  THE MACINTOSH COMPANY5

       1. Guaranty of Lease dated December 1, 1990 made by Robert D. Murtha and E. Murtha to SCIT, Inc., as assigned to Health and Rehabilitation Properties Trust.

       2.  Other agreements assigned to Health and Rehabilitation
  Properties Trust pursuant to Assignment and Assumption Agreement dated as of June 4, 1993.


  BEVERLY MANOR, INC.

       None.


  QUALITY CARE OF COUNCIL BLUFFS NORTH, INC.

       1. Guaranty of Lease dated as of September 1, 1990, made by Timothy J. Juilfs and Sally M. Juilfs and Quality Health Care, Inc., in favor of Safecare Company, Inc. and the estate of Elizabeth A. Lynn, as assigned to Health and Rehabilitation Properties Trust pursuant to that certain Assignment and Assumption Agreement dated as June 4, 1993.






















               5 Borrower never received any of the Credit Support Agreements with respect to The MacIntosh Company lease. Accordingly, none of those agreements have been delivered to the Lenders.


                                SCHEDULE-2-16

           LIST OF CREDIT SUPPORT AGREEMENTS FOR MORTGAGE INTERESTS


  MORTGAGES GRANTED BY HORIZON HEALTHCARE CORPORATION

  None.


  MORTGAGES GRANTED BY AMS PROPERTIES, INC.

  See Credit Support Agreements For Leases with respect to the properties leased to AMS Properties, Inc.












































                                SCHEDULE-2-17

                                  SCHEDULE 3

                  TITLE REPORTS FOR ALL ELIGIBLE PROPERTIES
            AND ELIGIBLE MORTGAGES AS OF THE FIRST BORROWING DATE

              PROPERTY                    TITLE REPORT

          (001)              Owner's Policy #85-00-988561
                             5/4/88 @ 10:33 a.m.
          Greenery Extended  Issuer: Lawyer's Title Insurance Corp.
          Care Center at     HRPT is insured.
          Cheshire
          50 Hazel Drive     Commitment #NH17551b
          Cheshire, CT       6/8/92 @ 8:00 a.m.
          06410              Issuer: Lawyers Title Ins. Corp.
                             HRPT and KB are insured.

                             Loan Policy #82-02-311-454
                             6/28/88 @ 11:32 a.m.
                             Issuer: Lawyers Title Ins. Co.
                             KB is insured, HRPT has fee.

                             RDC through 11/17/93, Lawyer's Title
                             Insurance Corp., Red Oak Title
                             Services as agent

          (002)              Owner's Policy #8500953388
                             11/3/87 @ 1:52 p.m.
          Greenery Extended  Issuer: Lawyer's Title Insurance Corp.
          Care Center        HRPT is insured.
          59 Acton Street
          Worcester, MA      Commitment #15670
          01602              8/23/93 (no time)
                             Insured: TBD
                             Issuer: First American

                             Loan Policy #82-02-477465
                             6/29/88 @ 2:31 p.m.
                             KB insured, HRPT has fee.
                             Issuer: Lawyers Title Ins. Co.
















                                 SCHEDULE-3-1

              PROPERTY                    TITLE REPORT

          (003)              Owner's Policy #85-00-832917
                             6/6/87 @ 8:00 a.m.
          Greenery           Issuer: Lawyer's Title Insurance Corp.
          Healthcare Center  HRPT has fee, named insured.
          at Howell
          3003 West Grand    Commitment #L-104654
          River Avenue       8/4/93 @ 8:00 a.m.
          Howell, MI  48843  Insured: Horizon
                             Proposed loan policy insured is HRPT.
                             Issuer: First American

                             Markup of Loan Title Comm. #L-104654
                             11/30/93
                             Fee in Horizon, HRPT has mortgage

                             Deed In, Deed Out, and Confirmatory
                             Deed relating to transfer of Parcel D.

          (004)              Owner's Policy #113-00-351365
                             4/1/91
          Greenery           HRPT is insured
          Rehabilitation     Issuer: Lawyer's Title Insurance Corp.
          and Skilled
          Nursing Center at  Commitment #______________
          the Gulf Coast     7/23/93 @ 8:00 a.m.
          1400 Lindberg      Insured: TBD
          Drive              Issuer: First American
          Slidell, LA 70458
          (005)              Owner's Policy #85-00-271392
                             3/1/91 (no time)
          Greenery           HRPT is insured
          Rehabilitation     Issuer: Lawyer's Title Insurance Corp.
          and Skilled
          Nursing Center at  Commitment # L-1918
          Meadowlands        9/13/93 (no time)
          RD #1, Box 146     Proposed insured: TBD
          Route 519 South    Issuer: First American
          Canonsburg, PA
          15317

          (006)              Owner's policy #20139929
                             5/12/92 (no time)
          Greenery           HRPT is insured
          Rehabilitation     Issuer: First American
          and Skilled
          Nursing Center of  Commitment #15669
          Middleboro         8/24/93 (no time).
          Isaac Street       Insured:  TBD
          P.O. Box 1330      Issuer: First American
          Middleboro, MA
          02346



                                 SCHEDULE-3-2

              PROPERTY                    TITLE REPORT

          (007)              Owner's Policy #20139928 5/13/92
                             HRPT insured.
          Greenery           Issuer: First American
          Rehabilitation
          and Skilled        Commitment #15667
          Nursing Center at  8/24/93 (no time)
          Hyannis            Insured: TBD
          89 Lewis Bay Road  Issuer: First American
          Hyannis, MA 02601

          (008)              Owner's policy #20118084
                             5/12/92
          Greenery Extended  HRPT insured
          Care Center of     Issuer: First American
          North Andover
          75 Park Street     Commitment # 15668   9/7/93
          North Andover, MA  Issuer: First American
          01845              (Proposed insured TBD.)
                             Substitute Tax Bill from Town of North
                             Andover dated 12/9/93 showing all
                             taxes are current.

                             Commitment # 9420  12/10/93
                             Issuer: First American
                             (Proposed insured TBD.)
          (009)              Owner's Policy # 811078
                             5/12/92 @ 3:54 p.m.
          Clifton House      HRPT insured, has fee.
          Rehabilitation     Issuer: First American
          Center
          181 Clifton        RDC through 11/17/93, Lawyer's Title
          Street             Insurance Corp., Red Oak Title
          New Haven, CT      Services as agent
          06513

          (010)              Owner's Policy # 811079
                             5/12/92 @ 3:48 p.m.
          Greenery           HRPT insured
          Rehabilitation     Issuer:  First American
          Center at
          Waterbury          Corrected sameness endorsement
          177 Whitewood      received 11/29/93 from First American.
          Road
          Waterbury, CT      RDC through 11/18/93, Lawyer's Title
          06708              Insurance Corp., Red Oak Title
                             Services as Agent








                                 SCHEDULE-3-3

              PROPERTY                    TITLE REPORT

          (011)              Owner's Policy #264964-5
                             11/1/93 @ 12:35 P.M.
          The Phoenix        Insured: HRPT
          Rehabilitation     Issuer: First American
          Center
          555 16th Avenue
          Seattle, WA
          98122

          (012)              Owner's Policy #85-00-718598
                             12/27/86 @ 2:20 p.m.
          New Forestville    HRPT insured
          Health and         Issuer: Lawyers Title Ins. Corp.
          Rehabilitation
          Center             Loan Policy #82-02-429649
          23 Fair Street     12/1/89 @ 3:44 p.m.
          Forestville, CT    Barclay's insured, fee in HRPT.
          06010              Issuer: Lawyers Title Ins. Co.

                             RDC through 11/17/93, Lawyers Title
                             Insurance Corp., Red Oak Title
                             Services as agent
          (013)              Owner's Policy #85-00-866152
                             Insured: HRPT. Fee Simple.
          Ten Broeck         Issuer: Lawyers Title Ins. Corp.
          Hospital           Policy: 10/2/87 @ 1:00 p.m.
          8521 Le Grange
          Road               Loan Policy #112-00-025415
          Louisville, KY     Insured: Barclays Bank, HRPT has fee
          40242              Issuer: Lawyers Title Ins. Corp.
                             Policy: 12/1/88 @ 12:17 p.m.

                             RDC through 11/19/93, Lawyers Title
                             Insurance Corp., Robert K. Rainey,
                             Esq. as agent

          (014)              Owner's Policy:
                             #85-01-014639-0
          Ten Broeck         Insured: HRPT
          One Third Avenue,  Issuer: Lawyers Title Ins. Corp.
          N.W.               Policy: 10/2/87 @ 12:25 p.m.
          Hickory, NC 28601
                             Loan Policy, #82-02-355708-M
                             Insured: Barclays Bank, HRPT has fee
                             Issuer: Lawyers Title Ins. Corp.
                             Policy: 12/2/88 @ 12:33 p.m.

                             RDC through 11/30/93, Lawyers Title
                             Insurance Corp., Tate, Young, et. al.,
                             as agents




                                 SCHEDULE-3-4

              PROPERTY                    TITLE REPORT

          (015)              Owner's Policy #8641-41092 5/15/87
                             HRPT is insured
          Waterford Health   Issuer: Chicago Title Ins. Co.
          and
          Rehabilitation     Loan Policy #8841-40133
          Center             6/29/88
          171 Rope Ferry     KB insured.  HRPT has fee.
          Road               Issuer: Chicago Title Ins. Co.
          Waterford, CT      Priority Endorsement 6/9/92
          06385
                             Loan Policy Commitment #8841-40133
                             6/8/92 @ 9:15 a.m.
                             KB is insured, Fee in HRPT
                             Issuer: Chicago Title Ins. Co.

                             RDC through 11/29/93, Lawyer's Title
                             Insurance Corp., Connecticut East
                             Abstracting Services as agent

          (016)              Owner's Policy #8641-50222
                             5/17/87
          Westcott Care      HRPT is insured
          Center             Issuer: Chicago Title Ins. Co.
          65 Westcott Road
          Killingly, CT      Commitment 8841-50014
          06239              6/8/92 @ 11:30 a.m.
                             Insured: KB Fee in HRPT.
                             Issuer: Chicago Title Ins. Co.

                             Loan Policy #8841-50014, 6/29/88
                             KB insured, HRPT has fee.
                             Issuer: Chicago Title Ins. Co.
                             Priority Endorsement 6/9/92

                             RDC through 11/22/93, Lawyers Title
                             Insurance Corp., Connecticut East
                             Abstracting Services as agent

















                                 SCHEDULE-3-5

              PROPERTY                    TITLE REPORT

          (017)              Owner's Policy #8641-50223 5/15/87
                             HRPT insured
          Windham Hills      Issuer: Chicago Title Ins. Co.
          Care Center
          595 Valley Street  Owner's Policy #07116193001001
          Willimantic, CT    7/2/91 @ 2:58 p.m.
          06226              HRPT insured
                             Issuer: Chicago Title Ins. Co.
                             (Pertains to additional parcels
                             conveyed to HRPT)

                             Loan Policy #8841-50062
                             6/29/89
                             KB insured
                             Fee in HRPT
                             (Priority endorsement 6/9/92)
                             Issuer: Chicago Title Ins. Co.

                             Commitment #8891-50062
                             6/8/92 @ 1:15 p.m.
                             KB insured, Fee in HRPT.
                             Issuer: Chicago Title Ins. Co.

                             RDC through 11/24/93, Lawyers Title
                             Insurance Corp., Connecticut East
                             Abstracting Services as agent

                             RDC through 12/2/93, Chicago Title
                             Insurance Company, (For Second Parcel)

          (018)              Owner's Policy #444664
                             5/15/87 @ 1:03 p.m.
          Wyant Woods Care   HRPT insured
          Center             Issuer:  Chicago Title Ins. Co.
          200 Wyant Road
          Akron, OH 44313    Loan Policy #AK224629M
                             6/29/88 @ 3:00 p.m.
                             KB insured, HRPT has fee.
                             Priority endorsement 6/10/92.
                             Issuer: Chicago Title Ins. Co.

                             RDC through 11/5/93, Lawyers Title
                             Insurance Corp.
          (019)              Owner's Policy #6071858
                             1/15/91 @ 12:10 p.m.
          Flagship           HRPT insured
          Healthcare Center  Issuer:  Chicago Title Ins. Co.
          466 Flagship Road
          Newport Beach, CA  RDC, through 11/4/93, Continental
          92663              Lawyers Title Co.




                                 SCHEDULE-3-6

              PROPERTY                    TITLE REPORT

          (020)              Owner's Policy #911838-A04
                             1/9/91 @ 8:00 a.m.
          Golden Hill        Insured: HRPT
          Health Care        Issuer:  Chicago Title Ins. Co.
          Center
          1201 34th Street   RDC, through 11/15/93, Continental
          San Diego, CA      Lawyers Title Co.
          92102

          (021)              Owner's Policy #9000715
                             Insured: HRPT.
          Lancaster          Issuer: Chicago Title Ins. Co.
          Convalescent       12/31/90 @ 3:31 p.m.
          Hospital
          1642 West Avenue   RDC, through 11/15/93, Continental
          J                  Lawyers Title Co.
          Lancaster, CA
          93534
          (022)              Owner's Policy #408372
                             12/31/90 @ 1:20 p.m.
          Pacific Gardens    HRPT insured
          Convalescent       Issuer: Chicago Title Ins. Co.
          Hospital
          577 South Peach    RDC, through 11/12/93, Landmark Title
          Street             Co.
          Fresno, CA 93727

          (023)              Leasehold Owner's Policy
                             #8924180A-30
          Palm Springs       9/17/91 @ 8:30 a.m.
          Healthcare         HRPT insured
          277 South Sunrise  Issuer:  Chicago Title Ins. Co.
          Way
          Palm Springs, CA   RDC, through 11/12/93, Continental
          92262              Lawyers Title Co.

          (024)              Owner's Policy,
                             #14-0209-04-00349
          Friendship Manor   Insured: HRPT
          Nursing Home       Issuer:  Chicago Title Ins. Co.
          305 Friendship     1/9/91 @ 4:00 p.m.
          Drive
          Nashville, IL      RDC, through 11/8/93, Metro East Title
          62233              Co.










                                 SCHEDULE-3-7

              PROPERTY                    TITLE REPORT

          (025)              Loan Policy #50-901-021007054 1/3/91
                             Insured is HRPT
          Christopher East   Issuer: Chicago Title Ins. Co.
          Health Care
          Center             Owners Policy #50-901-106 1018751
          1132 E. Knapp      4/2/92 @ 8:00 a.m.
          Street             Insured is HRPT
          Milwaukee, WI      Issuer: Chicago Title Ins. Co.
          53202
                             RDC, through 11/4/93, Lawyers Title
                             Insurance Corp.

                             Lender's Summary dated 11/30/93
                             Issuer: Chicago Title Ins. Co.

          (026)              Owner's Policy #50-0029-04-003567
                             1/2/91 @ 2:30 p.m.
          Greentree          HRPT insured
          Healthcare Center  Issuer:  Chicago Title Ins. Co.
          70 Greentree Road
          Clintonville, WI   RDC, through 11/10/93, Lawyers Title
          54929              Insurance Co., Wisconsin Title, as
                             agent
          (027)              Loan Policy, #50-901-021007055
                             Insured: HRPT as mortgagee, fee is in
          Northwest Health   AMS Properties, Inc.
          Center             Issuer: Chicago Title Ins. Co.,
          7800 West Fond Du  1/8/91 @ 8:00 a.m.
          Lac Ave.
          Milwaukee, WI      RDC, through 11/3/93, Lawyers Title
          53218              Insurance Corp.

          (028)              Owner's Policy #8938928-39
                             12/31/90 @ 3:31 p.m.
          Tarzana Extended   HRPT insured
          Care Center        Issuer: Chicago Title Ins. Co.
          5650 Reseda Blvd.
          Tarzana, CA 91356  RDC, through 11/15/93, Continental
                             Lawyers Title Co.

          (029)              Owner's Policy #176683-S
                             12/31/90 @ 8:00 a.m.
          Thousand Oaks      HRPT is insured
          Health Care        Issuer: Chicago Title Insurance
          Center             Company
          93 West AV DE Los
          Arboles            RDC, through 11/4/93, Lawyers Title
          Thousand Oaks, CA  Insurance Co., Continental Lawyers
          91360              Title Co., as agent





                                 SCHEDULE-3-8

              PROPERTY                    TITLE REPORT

          (030)              Owner's Policy 900 0770 39
                             12/31/90 @ 3:31 p.m.
          Van Nuys Health    HRPT insured
          Care Center        Issuer: Chicago Title Ins. Co.
          6835 Hazeltine
          Street             RDC, through 11/15/93, Lawyers Title
          Van Nuys, CA       Insurance Co., Continental Lawyers
          91405              Title Co., as agent

          (031)              Owner's Policy, #060054 93 000008
                             Insured: HRPT
          Cedars Health      Issuer: Chicago Title Ins. Co.
          Care Center        1/2/91 @ 8:00 a.m.
          1599 Ingals
          Lakewood, CO       RDC, through 10/29/93, Lawyers Title
          80214              Insurance Corp., Title Services, Inc.,
                             as agent
          (032)              Owner's Policy, #06005493000010
                             Insured:  HRPT
          Cherrelyn Manor    Insurer: Chicago Title Ins. Co.
          5555 South Elati   1/2/91 @ 8:00 a.m.
          Street
          Littleton, CO      RDC, through 10/29/93, Title Services,
          80120              Inc.

          (033)              Owner's Policy: #50-901-041007059
                             Insured: HRPT
          Park Manor Health  Insurer: Chicago Title Ins. Co.,
          Care Center        1/3/91 @ 8:00 a.m.
          1824 East Park
          Place              RDC, through 11/3/93, Lawyers Title
          Milwaukee, WI      Insurance Corp.
          53211

          (034)              Owner's Policy, #50-0029-04-003568
                             Insured: HRPT
          Pine Manor Health  Issuer: Chicago Title Ins. Co. 1/2/91
          Care Center        @ 2:30 p.m.
          P.O. Box 30
          Clintonville, WI   RDC, through 11/10/93, Lawyers Title
          54929              Insurance Co., Wisconsin Title, as
                             agent
          (035)              [Same as property #25]

          River Hills East
          Health Care
          Center
          [Same address as
          property #25]





                                 SCHEDULE-3-9

              PROPERTY                    TITLE REPORT

          (036)              Loan Policy, #50-903-021007058
                             Insured: HRPT as mortgagee, fee is in
          River Hills West   AMS Properties, Inc.
          Health Care        Issuer: Chicago Title Ins. Co. 1/3/91
          Center             @ 8:00 a.m.
          321 Riverside
          Drive              RDC through 11/10/93, Lawyers Title
          Pewaukee, WI       Insurance Corp.
          53072

          (037)              Owner's Policy, #50-0065-04-012016
                             Insured: HRPT
          Sunnyhill          Issuer: Chicago Title Ins. Co. 1/3/91
          Healthcare Center  @ 7:00 a.m.
          4325 Nakoma Road
          Madison, WI 53711  RDC, through 11/4/93, Lawyers Title
                             Insurance Corp., Wisconsin Land Title,
                             as agent
          (038)              Owner's Policy #50-903- 041007057
                             1/3/91 @ 8:00 a.m.
          Virginia Health    HRPT insured
          Care Center        Issuer: Chicago Title Ins. Co.
          1471 Waukesha
          Avenue             RDC through 11/10/93, Lawyers Title
          Waukesha, WI       Insurance Corp.
          53186

          (039)              Owner's Policy, #50-903-041007056
                             Insured: HRPT
          Woodland Health    Issuer: Chicago Title Ins. Co., 1/3/91
          Center             @ 8:00 a.m.
          18741 West         Commitment, # 1037073
          Bluemound Road     Insured:  HRPT
          Brookfield, WI     Issuer:  Chicago Title Ins. Co.,
          53005              9/29/93 @ 8:00 a.m.
                             RDC through 11/10/93, Lawyers Title
                             Insurance Corp.

          (040)              Owner's Policy, #9106161
                             Insured: HRPT
          La Mesa Care       Issuer: Chicago Title Ins. Co., 7/1/92
          Center             @ 12:00 p.m.
          2470 S. Arizona
          Avenue             RDC through 11/10/93, Lawyers Title
          Yuma, AZ 85364     Insurance Corp., First American Title
                             Insurance Agency of Yuma, Inc. as
                             agent







                                SCHEDULE-3-10

              PROPERTY                    TITLE REPORT

          (041)              See La Mesa Care Center, Yuma, AZ.

          SunQuest Village
          of Yuma
          265 E. 24th
          Street
          Yuma, AZ 85364

          (042)              Owner's Policy #9105639.
                             Insured: HRPT
          Village Green      Issuer: Chicago Title Ins. Co.
          Nursing Home       Policy: 7/1/92 @ 7:30 a.m.
          2932 N. 14th
          Street             RDC through 11/4/94, Lawyers Title
          Phoenix, AZ 85014  Insurance Corp., Lawyers Title of
                             Arizona, Inc. as agent,
                             with additional tax rundown as of
                             12/3/93 showing all taxes as current
          (043)              Owner's Policy #604147
                             Insured: HRPT
          LaSalette          Issuer: Chicago Title Ins. Co. 7/1/92
          Rehabilitation     @ 12:01 a.m.
          and Convalescent
          Hospital           RDC through 11/8/93, Lawyers Title
          537 E. Fulton      Insurance Corp., Fidelity National
          Stockton, CA       Title of California as agent
          95204

          (044)              Owner's Policy #AA488427-A
                             Insured: HRPT
          Huron Nursing      Issuer: Chicago Title Ins. Co. 7/1/92
          Home               @ 12:01 a.m.
          15th & Michigan
          P.O. Box 1277      RDC through 11/29/93, Lawyers Title
          Huron, SD 57350    Insurance Corp.

          (045)              Owner's Policy #AA488427-B.
                             Insured.  HRPT
          Mom & Dad's Home   Issuer: Chicago Title Ins. Co. 7/1/92
          & Health Care      @ 12:01 a.m.
          Center
          3600 S. Norton     RDC through 11/29/93, Lawyers Title
          Sioux Falls, SD    Insurance Corp.
          57105
          (046)              See: Huron Nursing Home, Huron, S.D.

          SunQuest Village   RDC through 11/29/93, Lawyers Title
          of Huron           Insurance Corp.
          1251 Arizona SW
          Huron, SD 57350




                                SCHEDULE-3-11

              PROPERTY                    TITLE REPORT

          (074)              Owner's Policy; Order #28572
                             Insured:  HRPT
          Gentry Care North  Issuer: Chicago Title Ins. Co.
          2452 North         Policy: 6/4/93, 2:00 p.m.
          Broadway
          Council Bluffs,
          Iowa 51501

          (075)              Owner's Policy; Order #28571
                             Insured: HRPT
          Beverly Manor      Issuer: Chicago Title Ins. Co.
          1317 North 36th    6/4/93 @ 1:25 p.m.
          Street
          St. Josephs,
          Missouri
          (076)              Owner's Policy; Order #36009260014466
                             Insured:  HRPT
          Monterey Nursing   Issuer:  Chicago Title Ins. Co.
          Inn 3929 Hoover    6/4/93 @ 5:00 p.m.
          Road, Grove City,
          Ohio

          (077)              Commitment #63-336597
                             8/24/93 @ 8:00 a.m.
          Greenery Extended  Insured: Horizon as Owner and HRPT as
          Care Center        mortgagee
          34225 Grand River  Issuer:  First American
          Avenue,            Revision dated 11/13/93 @ 8:01 a.m.
          Farmington, MI
          48335              Discharges of liens received 11/29/93
                             from Honigman Miller Schwartz & Conn.

                             Markup of Title Policy of Commitment
                             #63-336597
                             Fee in Horizon, HRPT has mortgage



















                                SCHEDULE-3-12

                                  SCHEDULE 4

                   ENVIRONMENTAL REPORTS FOR ALL PROPERTIES
          AND ALL ELIGIBLE MORTGAGES AS OF THE FIRST BORROWING DATE


               PROPERTY                ENVIRONMENTAL REPORT

          (001)               ERT Report 5/6/88

          Greenery Extended   ENSR Report 5/13/91.
          Care Center at
          Cheshire            Letter from Administrator dated
          50 Hazel Drive      11/19/93 re CTDEP order
          Cheshire, CT 06410
                              Letter from Administrator dated
                              2/18/94 re: Hook-up with town sewer.

          (002)               ERT Assessment 6/88

          Greenery Extended   ENSR Report 5/13/91
          Care Center
          59 Acton Street
          Worcester, MA
          01602
          (003)               ERT Report 7/88.

          Greenery            ENSR Report 5/6/92
          Healthcare Center
          at Howell
          3003 West Grand
          River Avenue
          Howell, MI  48843

          (004)               ERM Report 8/25/89

          Greenery            2/25/91 Report
          Rehabilitation and
          Skilled Nursing     5/92 ENSR Report
          Center at the Gulf
          Coast
          1400 Lindberg
          Drive
          Slidell, LA 70458












                                 SCHEDULE-4-1

               PROPERTY                ENVIRONMENTAL REPORT

          (005)               ERS Report 6/2/89

          Greenery            ERM Transfer Assessment 8/23/89
          Rehabilitation and
          Skilled Nursing     ENSR Report 2/29/91
          Center at
          Meadowlands         ENSR Report 5/6/92
          RD #1, Box 146
          Route 519 South
          Canonsburg, PA
          15317

          (006)               ERM Transfer Assessment (undated).

          Greenery            ERM Assessment 5/6/92
          Rehabilitation and
          Skilled Nursing
          Center of
          Middleboro
          Isaac Street
          P.O. Box 1330
          Middleboro, MA
          02346
          (007)               ERM Assessment 8/25/89

          Greenery            ERM Update 5/7/92
          Rehabilitation and
          Skilled Nursing
          Center at Hyannis
          89 Lewis Bay Road
          Hyannis, MA 02601

          (008)               ERM Report 8/89

          Greenery Extended   9/15/89 letter from New England Power
          Care Center of      Service.
          North Andover
          75 Park Street      ERM Site Assessment 5/7/92
          North Andover, MA
          01845

          (009)               ERM Assessment 8/24/89

          Clifton House       ERM Follow-up 5/6/92
          Rehabilitation
          Center
          181 Clifton Street
          New Haven, CT
          06513





                                 SCHEDULE-4-2

               PROPERTY                ENVIRONMENTAL REPORT

          (010)               ERM Report 9/12/89

          Greenery            ERM Assessment 5/16/92
          Rehabilitation
          Center at
          Waterbury
          177 Whitewood Road
          Waterbury, CT
          06708

          (011)               ENSR Phase I Examination, October,
                              1993.
          The Phoenix
          Rehabilitation
          Center
          555 16th Avenue
          Seattle, WA  98122
          (012)               ERT Report 6/88

          New Forestville
          Health and
          Rehabilitation
          Center
          23 Fair Street
          Forestville, CT
          06010

          (013)               ERT Report 6/88

          Ten Broeck
          Hospital
          8521 Le Grange
          Road
          Louisville, KY
          40242

          (014)               ERT Report 6/88

          Ten Broeck          Asbestos Letter: Western Asbestos,
          One Third Avenue,   11/88 and 12/88.
          N.W.
          Hickory, NC 28601   Tank Test Report, 12/88

                              State of North Carolina
                              U.S.T. leak letter, 7/2/90

                              Supplemental correspondence and
                              reports






                                 SCHEDULE-4-3

               PROPERTY                ENVIRONMENTAL REPORT

          (015)               ERT Report 1988

          Waterford Health    6/29/88 letter from Clean Harbors
          and Rehabilitation  Systems documents.
          Center
          171 Rope Ferry      3/13/91 ENSR Report
          Road
          Waterford, CT       Test 6/17/91 by American Tank
          06385               Testing, Inc.

          (016)               ERT Report 5/3/88

          Westcott Care       ENSR Report 5/13/91
          Center
          65 Westcott Road    7/1/91 letter from L. Attella, Jr.
          Killingly, CT
          06239
          (017)               ERT Report 4/29/88

          Windham Hills Care  ENSR Report 5/13/91
          Center
          595 Valley Street
          Willimantic, CT
          06226

          (018)               ENSR Report 5/13/91

          Wyant Woods Care
          Center
          200 Wyant Road
          Akron, OH 44313

          (019)               Swanson Environmental Inc.:
                              Environmental Report;
          Flagship            Groundwater flow review (12/2/90);
          Healthcare Center   Red Bag Waste Report (12/4/90)
          466 Flagship Road
          Newport Beach, CA
          92663
          (020)               Swanson Environmental Inc.:
                              Environmental Report;
          Golden Hill Health  Groundwater flow review (12/7/90);
          Care Center         Red Bag Waste Report (12/4/90)
          1201 34th Street
          San Diego, CA
          92102








                                 SCHEDULE-4-4

               PROPERTY                ENVIRONMENTAL REPORT

          (021)               Swanson Environmental Inc. Report
                              Red Bag Waste Report, 12/4/90
          Lancaster           Supplemental Correspondence and
          Convalescent        Reports
          Hospital
          1642 West Avenue J
          Lancaster, CA
          93534

          (022)               Swanson Environmental Inc.:
                              Environmental Report;
          Pacific Gardens     Red Bag Waste Procedures Report
          Convalescent        (12/4/90)
          Hospital
          577 South Peach
          Street
          Fresno, CA 93727
          (023)               Undated, unattributed, one page site
                              assessment.
          Palm Springs
          Healthcare          Swanson Environmental Inc.:
          277 South Sunrise   Environmental Report;
          Way                 Red Bag Waste Procedures Report
          Palm Springs, CA    (12/4/90)
          92262
                              Boen's Service Station Maintenance
                              Report 11/9/90

                              Swanson Environmental Inc. Report
                              12/11/90

          (024)               Swanson Environmental Inc. Report
                              Asbestos Test, 12/18/89
          Friendship Manor    Tightness Test, 11/90
          Nursing Home        Asbestos Survey, 12/5/90
          305 Friendship      Red Bag Waste Procedures, 12/4/90
          Drive               Supplemental Correspondence and
          Nashville, IL       Reports
          62233

          (025)               Swanson Environmental Inc. Report
                              4/2/92
          Christopher East    Asbestos Report, 12/19/89
          Health Care Center  Red Bag Waste Procedures, 12/4/90
          1132 E. Knapp       Asbestos Survey, 12/5/90
          Street              Supplemental Correspondence and
          Milwaukee, WI       Reports
          53202






                                 SCHEDULE-4-5

               PROPERTY                ENVIRONMENTAL REPORT

          (026)               Swanson Environmental Inc. Report
                              12/18/89
          Greentree           Field Inspection
          Healthcare Center
          70 Greentree Road   Swanson Environmental Inc. Report
          Clintonville, WI    12/4/90
          54929               Red Bag Waste Procedures Report

          (027)               Swanson Environmental Inc. Report
                              Red Bag Waste Procedures, 12/4/90
          Northwest Health    Tank Test, 11/26/90
          Center              Tank Removal Estimate, 12/11/90
          7800 West Fond Du   Supplemental Correspondence and
          Lac Ave.            Reports
          Milwaukee, WI
          53218
          (028)               Swanson Environmental Inc. Site
                              Inspection 12/6/89
          Tarzana Extended
          Care Center         Swanson Environmental Inc.
          5650 Reseda Blvd.   Groundwater Flow Review 12/7/90
          Tarzana, CA 91356
                              Swanson Environmental Inc. Report
                              12/4/90
                              Red Bag Waste Procedures Report

          (029)               Swanson Environmental Inc. Site
                              Inspection  12/6/87
          Thousand Oaks
          Health Care Center  Swanson Environmental Inc. Report
          93 West AV DE Los   12/4/90
          Arboles             Red Bag Waste Procedures Report
          Thousand Oaks, CA   Supplemental Correspondence and
          91360               Reports

          (030)               Field notes 12/5/87

          Van Nuys Health     Swanson Environmental Asbestos Test
          Care Center         12/18/89
          6835 Hazeltine
          Street              Swanson Environmental Inc.
          Van Nuys, CA 91405  Site Inspection 12/15/90
                              Report 12/4/90
                              Red Bag Waste Procedures Report
          (031)               Swanson Environmental Inc. Report
                              Asbestos Report, 12/18/89
          Cedars Health Care  Red Bag Report, 12/4/90
          Center              Asbestos Survey, 12/5/90
          1599 Ingals         Groundwater Flow Review, 12/7/90
          Lakewood, CO 80214  Supplemental Correspondence and
                              Reports



                                 SCHEDULE-4-6

               PROPERTY                ENVIRONMENTAL REPORT

          (032)               Swanson Environmental Inc. Report
                              Asbestos Report, 12/18/89
          Cherrelyn Manor     Red Bag Report, 12/4/90
          5555 South Elati    Supplemental Correspondence and
          Street              Reports
          Littleton, CO
          80120

          (033)               Swanson Environmental Inc. Report
                              Asbestos Report, 12/13/89
          Park Manor Health   Red Bag Report, 12/4/90
          Care Center         Supplemental Correspondence and
          1824 East Park      Reports
          Place
          Milwaukee, WI
          53211
          (034)               Swanson Environmental Inc. Report
                              Asbestos Report, 12/19/89
          Pine Manor Health   Red Bag Report, 12/4/90
          Care Center         Asbestos Survey, 12/5/90
          P.O. Box 30         Supplemental Correspondence and
          Clintonville, WI    Reports
          54929

          (035)               [Same property as property #25]

          River Hills East
          Health Care Center
          [Same address as
          property #25]

          (036)               Swanson Environmental Inc. Report
                              Asbestos Report, 12/18/89
          River Hills West    Red Bag Report, 12/4/90
          Health Care Center  Asbestos Survey, 12/5/90
          321 Riverside       Supplemental Correspondence and
          Drive               Reports
          Pewaukee, WI 53072
          (037)               Swanson Environmental Inc. Report

          Sunnyhill           Asbestos Report, 12/18/89
          Healthcare Center
          4325 Nakoma Road    Red Bag Report, 12/4/90
          Madison, WI 53711
                              Supplemental Correspondence and
                              Reports








                                 SCHEDULE-4-7

               PROPERTY                ENVIRONMENTAL REPORT

          (038)               Swanson Environmental Inc.
                              Site Inspection 12/5/89
          Virginia Health
          Care Center         Swanson Environmental Inc. Report
          1471 Waukesha       12/4/90
          Avenue              Red Bag Waste Procedures Report
          Waukesha, WI 53186

          (039)               Swanson Environmental Inc. Report
                              Red Bag Report, 12/4/90
          Woodland Health     Asbestos Survey, 12/5/90
          Center              Supplemental Correspondence and
          18741 West          Reports
          Bluemound Road
          Brookfield, WI
          53005
          (040)               ERM-West Report 12/19/91
                              Supplemental Correspondence and
          La Mesa Care        Reports
          Center
          2470 S. Arizona
          Avenue
          Yuma, AZ 85364

          (041)               ERM-West Report 12/19/91

          SunQuest Village
          of Yuma
          265 E. 24th Street
          Yuma, AZ 85364

          (042)               ERM-West Report 12/19/91
                              Supplemental Correspondence and
          Village Green       Reports
          Nursing Home
          2932 N. 14th
          Street
          Phoenix, AZ 85014
          (043)               ERM-West Report 12/19/91

          LaSalette           Asbestos Survey
          Rehabilitation and
          Convalescent        Supplemental Correspondence and
          Hospital            Reports
          537 E. Fulton
          Stockton, CA 95204








                                 SCHEDULE-4-8

               PROPERTY                ENVIRONMENTAL REPORT

          (044)               ERM-West Report 12/19/91

          Huron Nursing Home  Asbestos Report, 12/23/91
          15th & Michigan
          P.O. Box 1277       Supplemental Correspondence and
          Huron, SD 57350     Reports

          (045)               ERM-West Report 12/19/91

          Mom & Dad's Home &  Supplemental Correspondence and
          Health Care Center  Reports
          3600 S. Norton
          Sioux Falls, SD
          57105
          (046)               ERM-West Report 12/19/91

          SunQuest Village
          of Huron
          1251 Arizona SW
          Huron, SD 57350

          (074)               Groundwater Technology, Inc. Report
                              5/11/93
          Gentry Care North
          2452 North          Supplemental Correspondence and
          Broadway            Reports
          Council Bluffs,
          Iowa 51501

          (075)               Groundwater Technology, Inc. Report
                              5/11/93
          Beverly Manor
          1317 North 36th     Supplemental Correspondence and
          Street              Reports
          St. Josephs,
          Missouri
          (076)               Groundwater Technology, Inc. Report
                              5/11/93
          Monterey Nursing
          Inn 3929 Hoover     Asbestos Report, 9/27/90
          Road, Grove City,
          Ohio                Supplemental Correspondence and
                              Reports











                                 SCHEDULE-4-9

               PROPERTY                ENVIRONMENTAL REPORT

          (077)               ENSR Phase I Report dated November,
                              1993
          Greenery Extended
          Care Center
          34225 Grand River
          Avenue,
          Farmington, MI
          48335














































                                SCHEDULE-4-10

                                  SCHEDULE 5

                             PERMITTED EXCEPTIONS


  1. Liens of landlords, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith; provided that, in each case, any such Lien is not reasonably likely to cause a MAC; and provided further that, in the case of any Liens being so contested, (v) the amount secured thereby is not material in relation to the Allowed Value of the affected Property or Mortgage Interest, (w) such Property or any interest therein would not be in any danger of being sold, forfeited or lost by reason of such contest; (y) no insurance coverage required to be maintained pursuant to this Agreement shall be cancelled or jeopardized as a result of the contest; and (z) if required by Agent, Borrower shall have furnished to Agent a bond, or other security satisfactory to Borrower, to protect Lenders from any liability to which it may be exposed or any loss or impairment of the Lien of the Security Documents as a result of such contest.

  2. In the case of a Property, all Leases for such Property and the rights of the Operators under such Leases and any Credit Support Agreements relating to such Leases.

  3. In the case of a Mortgaged Property, the Mortgaged Interest Agreements for such Mortgaged Property and any Credit Support Agreements relating thereto.

  4. Liens for taxes, assessments, water rates, sewer or other governmental charges or claims, the payment of which is not, at the time, due.

  5. Easements, rights-of-way, rights of access, encroachments upon or by any Property, in respect of which affirmative insurance, without payment of additional premiums, has been provided by a reputable title insurance company.

  6. Easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances that, in respect of any Property, could not reasonably be likely to result in a MAC.

  7. Liens arising from the filing or recording of any of the Security Documents.

  8. Liens resulting from equipment financings or similar security arrangements entered into by an Operator.






                                 SCHEDULE-5-1

                                  SCHEDULE 6
                EXCLUDED GCI AND AMS CREDIT SUPPORT AGREEMENTS

       1. A security agreement, dated as of December 28, 1990, from AMS Holding Co. (``AMSHC'') to Borrower granting Borrower a security interest in all tangible personal property and all accounts receivable, contract rights and general intangibles of AMSHC.

       2. A pledge agreement, dated as of December 28, 1990, from AMSHC to Borrower and consented to by American Medical Services, Inc.
  (``AMS''), pursuant to which all shares of the capital stock of AMS were pledged to Borrower, together with certificates relating to the shares of AMS and stock powers relating to such shares.

       3. A collateral assignment of contracts and permits, dated as of December 28, 1990, from AMSHC to Borrower assigning to Borrower all contracts and permits of AMSHC.

       4. A guaranty, dated as of December 28, 1990, from AMS in favor of Borrower pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed.

       5. A security agreement, dated as of December 28, 1990, from AMS to Borrower granting Borrower a security interest in all tangible personal property and all accounts receivable, contract rights and general intangibles of AMS.

       6. Leasehold mortgages, each dated as of December 28, 1990, between AMS as mortgagor and Borrower as mortgagee with respect to each of the Following leased properties of AMS:

            a.   Camellia Health Care Center located at Aurora,
                 Colorado; and

            b.   Valley Manor Health Care Center located at Aurora,
  Colorado.

       7. A collateral assignment of contracts and permits, dated as of December 28, 1990, from AMS to Borrower assigning to Borrower all contracts and permits of AMS.

       8. A subordination agreement, dated as of December 28, 1990, among AMS as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor.

       9. A pledge agreement, dated as of December 28, 1990, from AMS to Borrower and consented to by AMS Greentree, Inc., a Wisconsin corporation and a wholly-owned subsidiary of AMS (``AMS Greentree''), pursuant to which all shares of the capital stock of AMS Greentree were pledged to Borrower, together with certificates relating to the shares of AMS Greentree and stock powers relating to such shares.

       10. A pledge agreement, dated as of December 28, 1990, from AMS to Borrower and consented to by AMS Leisure, Inc., a Wisconsin corporation


                                   Sch.-6-2
  and a wholly-owned subsidiary of AMS (``AMS Leisure''), pursuant to which all shares of the capital stock of AMS Leisure were pledged to Borrower, together with certificates relating to the shares of AMS Leisure and stock powers relating to such shares.

       11. A pledge agreement, dated as of December 28, 1990, from AMS to Borrower and consented to by AMS Rehab, Inc., a Delaware corporation and a wholly-owned subsidiary of AMS (``AMS Rehab''), pursuant to which all shares of the capital stock of AMS Rehab were pledged to Borrower, together with certificates relating to the shares of AMS Rehab and stock powers relating to such shares.

       12. A pledge agreement, dated as of December 28, 1990, from AMS to Borrower and consented to by American-Cal Medical Services, Inc., a California corporation and a wholly owned subsidiary of AMS (``Am-Cal''), pursuant to which all shares of the capital stock of AM-Cal were pledged to Borrower, together with certificates relating to the shares of Am-Cal and stock powers relating to such shares.

       13. A pledge agreement, dated as of December 28, 1990, from AMS to Borrower and consented to by American-Cal Medical Services, No. 1, Inc., a California corporation and a wholly owned subsidiary of AMS (``Am-Cal No. 1''), pursuant to which all shares of the capital stock of AM-Cal No. 1 were pledged to Borrower, together with certificates relating to the shares of Am-Cal No. 1 and stock powers relating to such shares.

       14. A leasehold mortgage, dated as of December 28, 1990, between AMS and AMS Greentree as mortgagors and Borrower as mortgagee with respect to the leased property of AMS and AMS Greentree known as AMS Greentree Health Care Center located at Glendale, Wisconsin (``AMS Greentree Facility'').

       15. A renovation escrow agreement, dated as of December 28, 1990, between AMS Properties and Borrower pursuant to which Borrower agreed to hold certain proceeds from the sale by AMS Properties of the Mortgaged Property for the purposes of making certain renovations, repairs and improvements to the Collective Lease Properties as provided therein.

       16. A Memorandum of option and Right of First Refusal, dated as of December 28, 1990, between AMS Properties and Borrower, to purchase the Lakefront Health Care Center, located at Mequon, Wisconsin
  (``Lakefront''), as the same may be amended, modified or supplemented from time to time.

       17. A guaranty, dated as of December 28, 1990, from Hostmasters, Inc., a California corporation (``HMI'') in favor of Borrower pursuant to which all obligations of AMS Properties under the Acquisition Agreement, Agreement to Lease, Mortgage Loan Agreement, Lease, Promissory Note, Security Documents and each of the other documents, instruments, and agreements delivered pursuant thereto (the ``Transaction Documents'') are guaranteed.





                                   Sch.-6-3

       18. Leasehold mortgage, dated as of December 28, 1990, between HMI as mortgagor and Borrower as mortgagee with respect to the following leased property of HMI:

            a.   Cambridge Care Center, Petaluma, CA;
            b.   Redwood Christian Convalescent Hospital, Napa, CA;
            c.   Vale Care Center, San Pedro, CA;
            d.   Brighton Convalescent Center, Pasadena, CA;
            e.   Pineridge Care Center, Sylamar, CA; and
            f.   Desert Valley Rehab Medical Center located in Phoenix,
  Arizona.

       19. A security agreement, dated as of December 28, 1990, from HMI to Borrower granting Borrower a security interest in tangible personal property and all accounts receivable, contract rights and general intangibles of HMI.

       20. A collateral assignment of contracts and permits, dated as of December 28, 1990, from HMI to Borrower assigning to Borrower all contracts and permits of HMI. and

       21. A pledge agreement dated as of December 28, 1990, from HMI to Borrower and consented to by AMSHC, pursuant to which all shares of the capital stock of AMSHC were pledged to Borrower, together with certificates fort he shares and stock powers relating thereto.

       22. A subordination agreement, dated as of December 28, 1990, among HMI as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor, as the same may be amended, modified or supplemented from time to time.

       23.  A guaranty, dated as of December 28, 1990, from HMI
  Convalescent Care, Inc., a California corporation and a wholly-owned subsidiary of HMI (``HMICC'') in favor of Borrower pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed.

       24. Leasehold mortgages each dated as of December 28, 1990 between HMICC as mortgagor and Borrower as mortgagee with respect to each of the following leased properties of HMICC:

       a.   Pacific Care Convalescent Hospital located in Oakland, CA; and
       b.   Fruitvale Care Convalescent Hospital located in Oakland, CA.

       25. A security agreement, dated as of December 28, 1990 from HMICC to Borrower granting Borrower a security interest in all tangible personal property and all accounts receivable, contract rights and general intangibles of HMICC.

       26. A collateral assignment of contracts and permits, dated as of December 28, 1990 from HMICC to Borrower assigning to Borrower all contracts and permits of HMICC.




                                   Sch.-6-4

       27. A subordination agreement dated as of December 28, 1990 among HMICC as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor.

       28. A guaranty, dated as of December 28, 1990, from AMS Greentree in favor of Borrower pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed.

       29. A leasehold mortgage, dated as of December 28, 1990, between AMS and AMS Greentree as mortgagors and Borrower as mortgagee with respect to the AMS Greentree Facility.

       30. A security agreement, dated as of December 28, 1990, from AMS Greentree to Borrower granting Borrower a security interest in all tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Greentree.

       31. A collateral assignment of contracts and permits, dated as of December 28, 1990, from AMS Greentree to Borrower assigning to Borrower all contracts and permits owned by AMS Greentree.

       32. A subordination agreement, dated as of December 28, 1990, among AMS Greentree as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor.

       33. A guaranty, dated as of December 28, 1990, from AMS Leisure in favor of Borrower pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed.

       34. A security agreement, dated as of December 28, 1990, from AMS Leisure to Borrower granting Borrower a security interest in all tangible personal property and all accounts receivable, contract rights and general intangibles of AMS Leisure.

       35. A collateral assignment of contracts and permits, dated as of December 28, 1990, from AMS Leisure to Borrower assigning to Borrower all contracts and permits owned by AMS Leisure.

       36. A subordination agreement, dated as of the closing Date, among AMS Leisure as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor.

       37. A guaranty, dated as of December 28, 1990, from AMS Rehab in favor of Borrower pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed.

       38. A leasehold mortgage, dated as of December 28, 1990, between AMS-Rehab as mortgagor and Borrower as mortgagee with respect to the leased property of AMS-Rehab known as Saline (Rehab) Health Care Center, and located at Ann Arbor, Michigan.

       39. A security agreement, dated as of December 28, 1990, from AMS Rehab to Borrower granting Borrower a security interest in all tangible



                                   Sch.-6-5
  personal property and all accounts receivable, contract rights and general intangibles of AMS Rehab.

       40. A collateral assignment of contracts and permits, dated as of December 28, 1990, from AMS Rehab to Borrower assigning to Borrower all contracts and permits owned by AMS Rehab.

       41. A subordination agreement, dated as of December 28, 1990, among AMS Rehab as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor.

       42. A guaranty, dated as of December 28, 1990, from Am-Cal in favor of Borrower pursuant to which all obligations of AMS Properties under the Transaction Documents are guaranteed.

       43. Leasehold mortgages, each dated as of December 28, 1990, between Am-Cal as mortgagor and Borrower as mortgagee with, respect to each of the following leased properties of Am-Cal:

       a.   Inglewood Health Care Center located at Los Angeles, CA; and
       b.   Santa Monica Health Care Center Located at Los Angeles, CA.

       44. A security agreement, dated as of December 28, 1990 from Am-Cal to Borrower granting Borrower a security interest in all tangible personal property and all accounts receivable, contract rights and general intangibles of Am-Cal.

       45. A collateral assignment of contracts and permits, dated as of December 28, 1990, from Am-Cal to Borrower assigning to Borrower all contracts and permits owned by Am-Cal.

       46. A subordination agreement, dated as of December 28, 1990, among Am-Cal as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor.

       47. A guaranty, dated as of December 28, 1990, from Am-Cal No. 1 in favor of Borrower, pursuant to which all obligations of AMS
  Properties under the Transaction Documents are guaranteed.

       48. Leasehold mortgages, each dated as of December 28, 1990, between AM-Cal No. 1 as mortgagor and Borrower as mortgagee with respect to each of the following leased properties of Am-Cal No. 1:

       a.   Newport Villa Health Care Center located at Newport Beach, CA;
  and
       b.   Newport Villa West Health Care Center located at Newport
  Beach, CA.


       49. A security agreement, dated as of December 28, 1990, from Am-Cal No. 1 to Borrower granting Borrower a security interest in all tangible personal property and all accounts receivable, contract rights and general intangibles of Am-Cal No. 1.



                                   Sch.-6-6

       50. A collateral assignment of contracts and permits, dated as of December 28, 1990, from Am-Cal No. 1 to Borrower assigning to Borrower all contracts and permits owned by Am-Cal No. 1.

       51. A subordination agreement, dated as of December 28, 1990, among Am-Cal No. 1 as subordinate creditor, AMS Properties as debtor and Borrower as senior creditor.

       52. Any other credit support currently granted to Borrower by any subsidiary or affiliate of GranCare other than AMS Properties, Inc. and GCI Health Care Centers, Inc.













































                                   Sch.-6-7